UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-02628

Fidelity Municipal Trust
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210
 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210
(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2016

Item 1.

Reports to Stockholders

Fidelity® Conservative Income Municipal Bond Fund Fidelity® Conservative Income Municipal Bond Fund and Institutional Class Annual Report December 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

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You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

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Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2016	Past 1 year	Life of fundA
Fidelity® Conservative Income Municipal Bond Fund	0.21%	0.35%
Institutional Class	0.31%	0.44%

 A From October 15, 2013

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Conservative Income Municipal Bond Fund, a class of the fund, on October 15, 2013, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond 1 Year (1-2 Y) Index performed over the same period.

Period Ending Values
$10,111	Fidelity® Conservative Income Municipal Bond Fund
$10,166	Bloomberg Barclays Municipal Bond 1 Year (1-2 Y) Index

Effective August 24, 2016, all Barclays benchmark indices were co-branded as the Bloomberg Barclays Indices for a period of five years.

Management's Discussion of Fund Performance

Market Recap:  For the 12 months ending December 31, 2016, tax-exempt bonds eked out only a 0.25% return, according to the Bloomberg Barclays Municipal Bond Index. For much of the period, fairly strong demand and a stable credit environment for state and local governments drove moderate muni returns. But a downward trend began in September and steepened through November – the worst month for the muni market since 2008 – as investors became concerned about U.S. President-elect Donald Trump’s expansionary fiscal policy ambitions, inflation and the potential for tax reform to impair tax-exempt bond valuations. Further, some theorized that changes to or repeal of the Affordable Care Act by the incoming administration and a Republican-controlled Congress may affect the prices of muni bonds issued by hospitals. Muni bonds also were hurt by market anticipation of a quarter-point increase in policy interest rates, which happened in December. At year-end, concerns about unfunded pension liabilities generally are compartmentalized to certain issuers. Looking ahead, we think the U.S. Federal Reserve is likely to raise policy interest rates further in 2017, perhaps in multiple stages.

Comments from Portfolio Manager Doug McGinley:  For the year, the fund’s share classes posted returns ranging from 0.21% to 0.31%, nearly in line, net of fees, with the 0.35% return of the benchmark Fidelity Conservative Income Municipal Bond Composite Index, an equal-weighted blend of the Bloomberg Barclays® Municipal Bond 1 Year (1-2 Y) Index and the iMoneyNet All Tax-Free National Retail Money Market Funds Average. This period, I sought value among municipal bonds with maturities of two to four years, which are not in the Composite. Overall, sector selection contributed versus the benchmark this period, driven by bottom-up research. Overweightings in certain health care, airport and industrial-revenue bonds particularly boosted the fund's relative performance. Conversely, our yield-curve strategy detracted overall. Initially, performance was boosted by our decision to hold bonds with maturities of two to four years, as income-seeking investors looked to longer-term securities for higher yields through the early fall. However, these securities were among the worst performers in the fund’s investment universe during the final months of the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Effective Maturity Diversification as of December 31, 2016

	% of fund's investments	% of fund's investments 6 months ago
1 - 7	49.5	46.0
8 - 30	0.3	0.4
31 - 60	3.5	2.0
61 - 90	0.6	1.0
91 - 180	5.3	5.1
> 180	40.8	45.5

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Top Five States as of December 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Illinois	16.9	18.4
Texas	13.5	14.9
Louisiana	9.9	4.9
New Jersey	6.6	6.2
Pennsylvania	5.8	3.9

Top Five Sectors as of December 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	22.5	22.3
Synthetics	20.6	13.3
Industrial Development	20.5	21.5
Health Care	13.3	13.9
Electric Utilities	11.8	12.3

Quality Diversification (% of fund's net assets)

As of December 31, 2016
AAA	0.2%
AA,A	47.2%
BBB	4.2%
BB and Below	0.4%
Not Rated	0.5%
Short-Term Investments and Net Other Assets	47.5%

As of June 30, 2016
AAA	0.4%
AA,A	53.6%
BBB	3.7%
BB and Below	0.7%
Not Rated	0.3%
Short-Term Investments and Net Other Assets	41.3%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Investments December 31, 2016

Showing Percentage of Net Assets

Municipal Bonds - 52.5%
	Principal Amount	Value
Alabama - 0.8%
Mobile County Board of School Commissioners:
Series 2016 A:	$	$
2% 3/1/18	500,000	504,170
3% 3/1/19	550,000	567,545
Series 2016 B, 5% 3/1/19	900,000	966,753
Mobile Indl. Dev. Board Poll. Cont. Rev. Bonds:
(Alabama Pwr. Co. Barry Plant Proj.) Series 2008, 1.625%, tender 10/2/18 (a)	3,000,000	2,999,220
Series 2009 E, 1.65%, tender 3/20/17 (a)	2,455,000	2,457,332
Montgomery Med. Clinic Facilities Series 2015, 5% 3/1/18	1,000,000	1,035,120

TOTAL ALABAMA		8,530,140

Arizona - 0.7%
Arizona Board of Regents Arizona State Univ. Rev.:
Series 2011, 3% 8/1/17	125,000	126,365
Series 2016 A, 5% 7/1/19	500,000	542,850
Arizona Ctfs. of Prtn.:
Series 2008 A, 4% 9/1/17 (FSA Insured)	145,000	147,727
Series 2010 A:
5% 10/1/17 (FSA Insured)	150,000	154,257
5% 10/1/18 (FSA Insured)	140,000	148,476
Series 2013 A, 3% 10/1/17	100,000	101,371
Arizona Health Facilities Auth. Rev. (Scottsdale Lincoln Hospitals Proj.) Series 2014 A, 5% 12/1/17	725,000	749,730
Arizona School Facilities Board Ctfs. of Prtn.:
Series 2013 A2, 5% 9/1/17	275,000	282,183
Series 2015 A, 5% 9/1/19	600,000	652,818
Arizona School Facilities Board Rev. 5% 7/1/17	185,000	188,656
Glendale Gen. Oblig. Series 2015, 4% 7/1/18 (FSA Insured)	370,000	384,349
Maricopa County Indl. Dev. Auth. Rev. Series 2016 A, 5% 1/1/20	3,025,000	3,306,355

TOTAL ARIZONA		6,785,137

California - 0.3%
California Health Facilities Fing. Auth. Rev.:
Series 2011 A, 5% 3/1/17	350,000	352,254
4% 3/1/17	500,000	502,345
California Statewide Cmntys. Dev. Auth. Poll. Cont. Rev. Bonds Series 2006 A, 1.375%, tender 4/2/18 (a)	2,440,000	2,439,244

TOTAL CALIFORNIA		3,293,843

Colorado - 0.1%
Colorado Health Facilities Auth. Rev.:
Series 2011 A:
5% 2/1/17	225,000	225,641
5% 2/1/18	95,000	98,792
Series 2011, 4% 2/1/17	350,000	350,746
5.125% 10/1/17	50,000	51,446
Colorado Reg'l. Trans. District Ctfs. of Prtn. Series 2013 A, 5% 6/1/20	250,000	275,435
Denver City & County Arpt. Rev.:
Series 2011 A, 4% 11/15/17 (b)	50,000	51,195
Series 2012 A, 4% 11/15/17 (b)	100,000	102,390

TOTAL COLORADO		1,155,645

Connecticut - 4.2%
Connecticut Gen. Oblig.:
Bonds Series 2012 D, 1.37%, tender 1/5/17 (a)	3,850,000	3,851,425
Series 2012 D:
1.24% 9/15/17 (a)	2,000,000	2,000,740
1.49% 9/15/18 (a)	1,945,000	1,947,256
1.64% 9/15/19 (a)	2,365,000	2,373,703
Series 2013 A:
1.27% 3/1/19 (a)	275,000	273,980
5% 10/15/19	1,300,000	1,408,498
Series 2013 D:
1.6% 8/15/18 (a)	3,000,000	3,008,790
1.6% 8/15/19 (a)	1,000,000	1,002,650
Series 2014 C, 5% 6/15/17	185,000	188,239
Series 2014 H, 5% 11/15/18	150,000	159,198
Series 2015 C, 1.47% 6/15/18 (a)	795,000	795,501
Series 2016 B:
5% 5/15/19	2,000,000	2,146,780
5% 5/15/20	1,000,000	1,094,630
Series 2016 E:
4% 10/15/19	3,450,000	3,645,063
5% 10/15/20	4,000,000	4,412,920
Series 2016 G:
5% 11/1/18	2,000,000	2,120,120
5% 11/1/19	2,000,000	2,168,380
Connecticut Health & Edl. Facilities Auth. Rev.:
Bonds:
(Ascension Health Cr. Group Proj.) Series 1998 B, 1.55%, tender 2/1/17 (a)	1,660,000	1,661,162
(Yale New Haven Hosp. Proj.) Series B, 0.963%, tender 7/1/19 (a)	3,000,000	2,968,620
Series 2010 A2, 1.2%, tender 2/1/19 (a)	475,000	470,184
Series A:
4% 7/1/17	200,000	202,860
5% 7/1/20	1,155,000	1,272,025
Series N:
4% 7/1/17	190,000	192,717
5% 7/1/17	395,000	402,469
New Britain Gen. Oblig. Series 2016 A:
5% 3/1/17	1,000,000	1,006,000
5% 3/1/18	1,000,000	1,041,930
Stratford Gen. Oblig. Series 2017, 4% 7/1/19 (FSA Insured) (c)	475,000	500,441

TOTAL CONNECTICUT		42,316,281

District Of Columbia - 0.1%
District of Columbia Hosp. Rev. Series 2015, 5% 7/15/17	385,000	392,858
District of Columbia Univ. Rev. Bonds (Georgetown Univ. Proj.) Series 2001 B, 4.7%, tender 4/1/18 (a)	325,000	337,262
Metropolitan Washington DC Arpts. Auth. Sys. Rev.:
Series 2011 C, 4% 10/1/17 (b)	250,000	255,075
Series 2012 A, 5% 10/1/18 (b)	200,000	211,646

TOTAL DISTRICT OF COLUMBIA		1,196,841

Florida - 2.3%
Broward County Port Facilities Rev. Series 2011 B, 5% 9/1/18 (b)	250,000	264,463
Broward County School Board Ctfs. of Prtn.:
Series 2012 A, 5% 7/1/17	500,000	509,950
5% 7/1/19	600,000	647,592
Citizens Property Ins. Corp.:
Series 2009 A1, 6% 6/1/17	260,000	265,330
Series 2011 A1:
5% 6/1/18	935,000	980,338
5% 6/1/19	45,000	48,452
Series 2015 A1, 5% 6/1/18	675,000	696,161
Series 2015 A2, 1.57% 6/1/18 (a)	1,000,000	1,000,510
Escambia County Poll. Cont. Rev. Bonds (Gulf Pwr. Co. Proj.) Series 2003, 1.15%, tender 6/21/18 (a)	3,500,000	3,478,335
Florida Mid-Bay Bridge Auth. Rev. Series 2015 C:
5% 10/1/17	250,000	254,965
5% 10/1/18	275,000	286,952
Florida Muni. Pwr. Agcy. Rev. (All-Requirements Pwr. Supply Proj.) Series 2015 B, 5% 10/1/17	565,000	581,035
Greater Orlando Aviation Auth. Arpt. Facilities Rev.:
Series 2008 A, 5.25% 10/1/17 (FSA Insured) (b)	250,000	257,648
Series 2010 B, 4.25% 10/1/18 (b)	165,000	172,814
6% 10/1/17 (b)	60,000	62,165
Halifax Hosp. Med. Ctr. Rev. Series 2016:
4% 6/1/18	500,000	517,955
5% 6/1/19	250,000	268,195
Lake County School Board Ctfs. of Prtn. Series 2014 A:
4% 6/1/18 (FSA Insured)	95,000	98,411
5% 6/1/17 (FSA Insured)	140,000	142,236
Lakeland Hosp. Sys. Rev. Series 2016:
3% 11/15/17	315,000	319,977
4% 11/15/18	500,000	523,415
5% 11/15/19	265,000	286,454
Lee County Arpt. Rev. Series 2010 A, 5% 10/1/17 (FSA Insured) (b)	240,000	246,720
Miami-Dade County Aviation Rev.:
Series 2008 E, 5.375% 10/1/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured) (b)	115,000	118,624
Series 2010 B:
5% 10/1/17	285,000	293,088
5% 10/1/18	465,000	492,988
Series 2012 B, 4% 10/1/17	685,000	699,412
Miami-Dade County Expressway Auth.:
Series 2013 A, 5% 7/1/17	100,000	101,981
Series 2014 B:
5% 7/1/17	585,000	596,589
5% 7/1/18	590,000	622,627
Miami-Dade County School Board Ctfs. of Prtn.:
Series 2008 A, 5% 8/1/18 (AMBAC Insured)	365,000	385,418
Series 2008 B:
5% 5/1/17	620,000	628,010
5% 5/1/18 (Assured Guaranty Corp. Insured)	300,000	314,337
Series 2014 D, 5% 11/1/19	645,000	698,193
Series 2015 A, 5% 5/1/20	1,500,000	1,641,375
Series A, 5% 5/1/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	250,000	253,230
Series B, 5% 5/1/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	700,000	709,044
Reedy Creek Impt. District Utils. Rev. Series 2013 1, 5% 10/1/17	570,000	586,177
Tampa Health Sys. Rev. (Baycare Health Sys. Proj.) Series 2010, 5% 11/15/17	95,000	98,258
Tampa Solid Waste Sys. Rev. Series 2010, 5% 10/1/19 (FSA Insured) (b)	1,000,000	1,081,210
Tampa Tax Allocation (H. Lee Moffitt Cancer Ctr. Proj.):
Series 2012 A, 4% 9/1/17	475,000	483,498
Series 2016 A:
5% 9/1/18	350,000	370,129
5% 9/1/19	425,000	459,183
5% 9/1/20	535,000	588,907

TOTAL FLORIDA		23,132,351

Georgia - 2.1%
Atlanta Arpt. Rev.:
Series 2012 C, 5% 1/1/17 (b)	100,000	100,000
Series 2014 C, 5% 1/1/18 (b)	350,000	362,366
Bartow County Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Bowen Proj.) Series 1997, 2.375%, tender 8/10/17 (a)	665,000	668,126
Burke County Indl. Dev. Auth. Poll. Cont. Rev. Bonds:
(Georgia Pwr. Co. Plant Vogtle Proj.):
Series 1994, 1.8%, tender 4/3/18 (a)	12,750,000	12,776,520
Series 2012, 1.75%, tender 6/1/17 (a)	250,000	250,390
1.375%, tender 4/4/17 (a)	1,905,000	1,905,191
Clarke County Hosp. Auth. Series 2016:
5% 7/1/18	900,000	948,123
5% 7/1/19	1,150,000	1,242,092
5% 7/1/20	750,000	827,595
Fulton County Dev. Auth. (Piedmont Healthcare, Inc. Proj.) Series 2016, 5% 7/1/20	500,000	551,730
Georgia Muni. Elec. Auth. Pwr. Rev.:
(Combined Cycle Proj.) Series 2012 A, 5% 11/1/17	535,000	552,698
(Proj. One) Series 2008 A, 5.25% 1/1/18	150,000	156,090
(Unrefunded Balance Proj.) Series 2008, 5.75% 1/1/19	45,000	47,909
Series B:
5% 1/1/17	150,000	150,000
6.25% 1/1/17	445,000	445,000
4.25% 1/1/18	100,000	103,080
5% 11/1/17	180,000	185,954
6.25% 1/1/17	115,000	115,000

TOTAL GEORGIA		21,387,864

Hawaii - 0.0%
Hawaii Arpts. Sys. Rev. Series 2010 B, 5% 7/1/18 (b)	155,000	163,523
Illinois - 6.6%
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2005 B, 5.25% 1/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	340,000	353,257
Series 2008 B, 5% 1/1/19 (FSA Insured)	1,000,000	1,000,000
Series 2010 A, 5% 1/1/17	295,000	295,000
Series 2011 B:
4% 1/1/17	100,000	100,000
5% 1/1/17 (b)	340,000	340,000
5% 1/1/17	410,000	410,000
5% 1/1/18 (b)	60,000	62,132
Series 2013 A, 5% 1/1/17 (b)	375,000	375,000
Series 2016 A, 3% 1/1/17 (b)	600,000	600,000
Series B, 5% 1/1/18 (FSA Insured)	180,000	180,000
Chicago Park District Gen. Oblig.:
Series 2008 G, 5% 1/1/17	620,000	620,000
Series 2008 H, 5% 1/1/17	450,000	450,000
Series 2011 B, 4% 1/1/17	830,000	830,000
Series 2011 D:
4% 1/1/18	375,000	382,305
5% 1/1/17	365,000	365,000
Series 2013 B, 4% 1/1/17	600,000	600,000
Series 2014 D, 4% 1/1/18	500,000	509,740
5% 1/1/17	125,000	125,000
5% 1/1/17	300,000	300,000
Chicago Wastewtr. Transmission Rev.:
Series 2006 A, 4% 1/1/17	100,000	100,000
Series 2006 B, 5% 1/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	145,000	145,344
Series 2008 C, 4% 1/1/17	1,600,000	1,600,000
Series 2010 A, 3% 1/1/18	60,000	60,526
5.5% 1/1/17	375,000	375,000
Chicago Wtr. Rev. 5% 11/1/17 (FSA Insured)	330,000	339,672
Cook County Gen. Oblig.:
Series 2009 A, 5% 11/15/17	1,225,000	1,260,991
Series 2014 A:
5% 11/15/17	450,000	463,221
5% 11/15/18	200,000	211,016
Series B, 5% 11/15/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	710,000	730,860
Illinois Edl. Facilities Auth. Rev. Bonds (Univ. of Chicago Proj.) Series B1, 1.1%, tender 2/15/18 (a)	2,290,000	2,278,184
Illinois Fin. Auth. Rev.:
Bonds Series E, 5%, tender 5/1/17 (a)	1,420,000	1,438,432
Series 2008 A, 4.375% 7/1/17	250,000	253,845
Series 2008 B, 5.5% 8/15/19	250,000	264,700
Series 2008 D, 5.5% 11/1/18	280,000	294,916
Series 2010 A, 5.5% 5/1/17 (Escrowed to Maturity)	100,000	101,472
Series 2010, 5% 2/15/17	100,000	100,430
Series 2011 A, 5% 8/15/18	2,500,000	2,637,075
Series 2011 A1, 4% 4/1/17	190,000	191,359
Series 2012 A:
5% 5/15/17	105,000	106,443
5% 5/15/18	1,310,000	1,371,701
Series 2015 A:
4% 11/15/17	240,000	245,527
5% 11/15/17	125,000	128,946
5% 11/15/18	250,000	265,568
Series 2016 A:
5% 8/15/18	500,000	522,600
5% 7/1/19	600,000	646,068
5% 8/15/19	500,000	531,525
Series 2016 D, 5% 2/15/20	1,980,000	2,161,388
Series 2016:
3% 11/15/17	200,000	203,090
4% 11/15/18	375,000	392,209
5% 11/15/19	320,000	348,330
5% 8/15/17	225,000	230,258
Illinois Gen. Oblig.:
Series 2004 A, 5% 3/1/17	75,000	75,164
Series 2006:
5% 1/1/17	200,000	200,000
5% 1/1/17	100,000	100,000
Series 2007 A, 5% 6/1/18 (FSA Insured)	435,000	440,198
Series 2007 B:
5% 1/1/17	300,000	300,000
5.25% 1/1/18	940,000	965,277
Series 2007, 5% 6/1/17 (FSA Insured)	250,000	252,925
Series 2008, 4.5% 4/1/18	375,000	376,946
Series 2010:
5% 1/1/17	675,000	675,000
5% 1/1/17 (FSA Insured)	850,000	850,000
5% 1/1/18	750,000	768,345
Series 2012 A, 4% 1/1/17	500,000	500,000
Series 2012, 5% 3/1/17	500,000	502,600
Series 2014:
3% 2/1/17	5,450,000	5,456,268
4% 2/1/17	550,000	551,029
4% 2/1/18	810,000	822,766
5% 5/1/17	7,675,000	7,752,057
Series 2016, 5% 2/1/18	6,000,000	6,157,620
3% 1/1/18	500,000	502,525
5% 8/1/17	2,070,000	2,106,204
Illinois Muni. Elec. Agcy. Pwr. Supply:
Series 2007 A, 5.25% 2/1/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,150,000	4,162,367
Series 2007 C:
5.25% 2/1/17	400,000	401,192
5.25% 2/1/20	250,000	275,190
Illinois Sales Tax Rev. Series 2013, 5% 6/15/17	75,000	76,232
Metropolitan Pier & Exposition:
(McCormick Place Expansion Proj.) Series 1996 A, 0% 12/15/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	75,000	73,097
0% 6/15/17 (Escrowed to Maturity)	10,000	9,954
0% 6/15/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	45,000	44,600
0% 6/15/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	105,000	101,154
Quincy Hosp. Rev. Series 2007, 5% 11/15/18	1,000,000	1,030,430
Railsplitter Tobacco Settlement Auth. Rev. Series 2010, 5% 6/1/17	1,095,000	1,109,837
Univ. of Illinois Board of Trustees Ctfs. of Prtn. Series 2014 A, 5% 10/1/18	500,000	530,450
Univ. of Illinois Rev.:
Series 2000, 0% 4/1/17	640,000	637,395
Series A, 0% 4/1/18	800,000	780,136
Will County Illinois Series 2016, 4% 11/15/18	405,000	424,120

TOTAL ILLINOIS		66,909,208

Indiana - 0.6%
Indiana Fin. Auth. Health Sys. Rev. Series 2008 C, 5.5% 11/1/17	125,000	129,383
Indiana Fin. Auth. Hosp. Rev. Series 2011 N, 5% 3/1/17	325,000	327,077
Indiana Fin. Auth. Rev. Series 2016:
3% 9/1/18	150,000	153,293
3% 9/1/19	250,000	256,430
4% 9/1/20	500,000	530,350
Indiana Fin. Auth. Wastewtr. Util. Rev. (CWA Auth. Proj.) Series 2012 A, 5% 10/1/18	875,000	929,688
Indiana Health Facility Fing. Auth. Rev. Bonds Series 2001:
1.6%, tender 2/1/17 (a)	35,000	35,018
1.6%, tender 2/1/17 (a)	160,000	160,118
Indianapolis Gas Util. Sys. Rev. 3.5% 6/1/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	300,000	302,928
Indianapolis Local Pub. Impt. Series 2016, 5% 1/1/20 (b)	2,685,000	2,924,905
Indianapolis Thermal Energy Sys. Series 2010 B, 5% 10/1/17	655,000	673,294

TOTAL INDIANA		6,422,484

Kansas - 0.3%
Johnson County Unified School District # 233 Series 2016 A:
2% 9/1/18	1,250,000	1,264,688
5% 9/1/20	1,250,000	1,393,225
Wyandotte County/Kansas City Unified Govt. Util. Sys. Rev. Series 2012 A, 4% 9/1/17	225,000	229,293

TOTAL KANSAS		2,887,206

Kentucky - 1.9%
Ashland Med. Ctr. Rev. (Ashland Hosp. Corp. D/B/A King's Daughters Med. Ctr. Proj.) Series 2016 A:
4% 2/1/18	325,000	331,510
4% 2/1/20	800,000	831,168
Carroll County Poll. Ctlr Rev. Bonds (Kentucky Utils. Co. Proj.) Series 2016 A, 1.05%, tender 9/1/19 (a)	8,000,000	7,853,200
Kenton County Arpt. Board Arpt. Rev. Series 2016, 5% 1/1/20	215,000	234,604
Kentucky Econ. Dev. Fin. Auth. Hosp. Rev. (Baptist Healthcare Sys. Proj.) Series A, 5% 8/15/17	550,000	562,749
Kentucky State Property & Buildings Commission Rev.:
(#82 Proj.) 5.25% 10/1/17 (FSA Insured)	725,000	747,178
Series 2016 B, 5% 11/1/19	2,000,000	2,170,680
Louisville & Jefferson County Series 2016 A, 5% 10/1/18	1,100,000	1,161,523
Louisville/Jefferson County Metropolitan Govt. Poll. Cont. Rev. Bonds (Louisville Gas and Elec. Co. Proj.):
Series 2001 B, 1.35%, tender 5/1/18 (a)(b)	500,000	498,045
Series 2003 A, 1.65%, tender 4/3/17 (a)	4,405,000	4,408,172
Series 2007 B, 1.15%, tender 6/1/17 (a)	100,000	99,911

TOTAL KENTUCKY		18,898,740

Louisiana - 1.9%
Louisiana Citizens Property Ins. Corp. Assessment Rev. Series 2015:
5% 6/1/17	3,100,000	3,147,864
5% 6/1/18	1,500,000	1,573,380
Louisiana Gen. Oblig. Series 2016 A:
4% 9/1/19	1,500,000	1,589,985
5% 9/1/20	2,185,000	2,424,695
Louisiana Loc Govt. Envirl Facilities Bonds Series 2013, 1.144%, tender 8/1/18 (a)	5,475,000	5,450,417
Louisiana Pub. Facilities Auth. Rev.:
(Tulane Univ. of Louisiana Proj.) Series 2016 A, 5% 12/15/19	1,000,000	1,088,050
Series 2009 A, 5% 7/1/17	1,690,000	1,722,127
Series 2015, 5% 7/1/18	2,100,000	2,211,972

TOTAL LOUISIANA		19,208,490

Massachusetts - 4.4%
Massachusetts Dept. of Trans. Metropolitan Hwy. Sys. Rev. Series 2010 B, 5% 1/1/20	500,000	548,655
Massachusetts Dev. Fin. Agcy. Rev.:
(Lesley Univ. Proj.) Series 2016, 5% 7/1/20	1,025,000	1,132,871
Bonds:
Series 2011 K5, 5%, tender 1/18/18 (a)	1,950,000	2,022,560
1.27%, tender 1/5/17 (a)	7,485,000	7,485,749
Series 2012 L, 5% 7/1/17	165,000	168,236
Series 2013 F, 4% 7/1/18	555,000	576,190
Massachusetts Dev. Fin. Agcy. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2002, 1.6%, tender 5/1/17 (a)(b)	150,000	150,110
Massachusetts Gen. Oblig.:
Bonds Series 2014 D1, 1.05%, tender 7/1/20 (a)	5,000,000	4,930,250
Series 1998 C, 0% 8/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	180,000	176,067
Series 2007 A, 1.054% 11/1/18 (a)	725,000	724,435
Series 2012 D, 1.15% 1/1/18 (a)	5,000,000	5,002,650
Series 2017 A, 0% 2/1/19 (a)(c)	5,000,000	4,999,000
Series 2017 B, 0% 2/1/20 (a)(c)	16,000,000	15,995,200
Massachusetts Health & Edl. Facilities Auth. Rev.:
(Partners HealthCare Sys., Inc. Proj.) Series 2007 G, 5% 7/1/18	100,000	101,896
Bonds Series 2007 G6, 1.6%, tender 1/5/17 (a)	300,000	300,924
Series 2008 E2, 5% 7/1/17	120,000	122,281

TOTAL MASSACHUSETTS		44,437,074

Michigan - 3.8%
Battle Creek School District Series 2016, 5% 5/1/18	1,000,000	1,045,090
Chippewa Valley Schools Series 2016, 5% 5/1/19	1,730,000	1,861,463
Clarkston Cmnty. Schools Series 2016 I, 4% 5/1/20	345,000	369,247
Ferris State Univ. Rev. Series 2016:
5% 10/1/19	385,000	418,849
5% 10/1/20	540,000	599,303
Grand Rapids Pub. Schools Series 2016, 5% 5/1/19 (FSA Insured)	2,000,000	2,150,560
Ingham, Eaton and Clinton Counties Lansing School District Series 2016 I, 5% 5/1/19	765,000	823,132
Lake Orion Cmnty. School District 5% 5/1/19	900,000	968,391
Lapeer Cmnty. Schools Series 2016:
4% 5/1/19	535,000	563,521
4% 5/1/20	1,215,000	1,295,530
Lenawee Co. Hosp. Fin. Auth. Hosp. Rev. Series 2011 E, 3% 11/15/17	240,000	243,998
Lincoln Consolidated School District Series 2016 A, 5% 5/1/19	1,000,000	1,071,730
Michigan Fin. Auth. Rev.:
Bonds Series 2015 D1, 1.118%, tender 10/15/18 (a)	1,905,000	1,893,418
Series 2010 A, 5% 12/1/18	325,000	347,493
Series 2012, 4% 11/15/17	410,000	420,016
Series 2014, 4% 6/1/18	300,000	310,944
Series 2015 A, 5% 5/15/19	250,000	268,948
Series 2016:
2% 1/1/18	125,000	125,858
3% 1/1/19	100,000	102,373
3% 1/1/20	150,000	154,242
5% 11/15/18	760,000	808,769
5% 11/15/19	500,000	539,760
Michigan Gen. Oblig. Series 2016:
3% 3/15/20	5,000,000	5,183,800
5% 3/15/20	1,025,000	1,126,014
Michigan Hosp. Fin. Auth. Rev.:
Bonds:
(Ascension Health Cr. Group Proj.) 1.5%, tender 3/15/17 (a)	750,000	750,900
Series 2010 F1, 2%, tender 5/30/18 (a)	1,290,000	1,303,584
Series 2010 F4, 1.95%, tender 4/1/20 (a)	700,000	698,684
Series 2012 A, 5% 6/1/17	125,000	126,966
Oakland Univ. Rev.:
Series 2012:
4% 3/1/17	405,000	406,904
4% 3/1/18	130,000	134,011
Series 2013 A, 4% 3/1/18	400,000	412,340
Portage Pub. Schools Series 2016:
5% 5/1/19	525,000	564,769
5% 11/1/19	740,000	805,497
5% 5/1/20	675,000	741,130
Rochester Cmnty. School District 5% 5/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	270,000	286,743
Roseville Cmnty. Schools Series 2014, 5% 5/1/18	410,000	428,487
Royal Oak Hosp. Fin. Auth. Hosp. Rev. Series 2014 D:
5% 9/1/17	1,775,000	1,818,647
5% 9/1/18	465,000	491,821
Warren Consolidated School District Series 2016:
4% 5/1/18	550,000	568,882
4% 5/1/19	1,000,000	1,048,860
Wayne-Westland Cmnty. Schools Series 2014, 5% 5/1/18	1,130,000	1,184,003
Western Michigan Univ. Rev.:
Series 2011, 5% 11/15/17	500,000	516,835
Series 2014, 5% 11/15/17	200,000	206,734
Ypsilanti School District Series A:
4% 5/1/18	350,000	361,641
4% 5/1/19	1,845,000	1,933,855
Zeeland Pub. Schools:
4% 5/1/18	360,000	372,020
4% 5/1/18 (FSA Insured)	290,000	299,683

TOTAL MICHIGAN		38,155,445

Minnesota - 0.4%
Minneapolis & Saint Paul Metropolitan Arpts. Commission Arpt. Rev. Series 2014 B, 5% 1/1/18 (b)	600,000	620,538
Northern Muni. Pwr. Agcy. Elec. Sys. Rev.:
Series 2008 A, 5% 1/1/19 (Assured Guaranty Corp. Insured)	150,000	155,058
Series A, 5% 1/1/18 (Assured Guaranty Corp. Insured)	330,000	342,124
Shakopee Health Care Facilities Rev. Series 2014, 5% 9/1/17	500,000	512,160
Southern Minnesota Muni. Pwr. Agcy. Pwr. Supply Sys. Rev.:
Series 2002 A, 5.25% 1/1/17	1,280,000	1,280,000
0% 1/1/18 (AMBAC Insured)	520,000	513,230
Western Minnesota Muni. Pwr. Agcy. Pwr. Supply Rev. Series 2006 A, 5% 1/1/17 (FSA Insured)	185,000	185,000

TOTAL MINNESOTA		3,608,110

Mississippi - 0.3%
Mississippi Gen. Oblig. (Cap. Impts. Proj.) Series 2012 D, 1.25% 9/1/17 (a)	3,110,000	3,111,742
Missouri - 0.1%
Missouri Health & Edl. Facilities Rev. Series 2016, 5% 5/15/20	750,000	818,168
Montana - 0.3%
Montana Facility Fin. Auth. Rev. Series 2016:
5% 2/15/19	905,000	963,354
5% 2/15/20	1,735,000	1,881,902

TOTAL MONTANA		2,845,256

Nebraska - 0.1%
Nebraska Pub. Pwr. District Rev.:
Series 2010 C, 5% 1/1/17	145,000	145,000
Series 2014, 4% 1/1/17	125,000	125,000
Omaha Pub. Pwr. District Elec. Rev. Series 2007 A, 4% 2/1/18 (Pre-Refunded to 2/1/17 @ 100)	190,000	190,433

TOTAL NEBRASKA		460,433

Nevada - 0.7%
Clark County Arpt. Rev.:
Series 2014 B, 5% 7/1/18	1,310,000	1,380,046
5% 7/1/17 (AMBAC Insured) (b)	140,000	142,593
Clark County School District:
Series 2007 A, 4.5% 6/15/19	360,000	376,240
Series 2007 B, 5% 6/15/19	350,000	363,328
Series 2007 C, 5% 6/15/18	350,000	363,024
Series 2008 A:
5% 6/15/17	495,000	503,776
5% 6/15/19	110,000	115,577
Series 2014 A, 5.5% 6/15/17	1,585,000	1,616,605
Series 2014 B, 5.5% 6/15/17	175,000	178,490
Las Vegas Valley Wtr. District Wtr. Impt. Gen. Oblig.:
Series 2010 B, 4% 3/1/17	55,000	55,274
Series 2012 B, 5% 6/1/18	70,000	73,695
Nevada Lease Rev. Ctfs. Prtn. (Bldg. 1 Proj.) Series 2013, 5% 4/1/17	350,000	353,325
Washoe County Gas Facilities Rev. Bonds (Seirra Pacific Pwr. Co. Projs.) Series 2016 A, 1.5%, tender 6/3/19 (a)(b)	1,400,000	1,373,862

TOTAL NEVADA		6,895,835

New Hampshire - 0.2%
New Hampshire Health & Ed. Facilities Auth. Rev. Series 2016:
3% 10/1/18	1,120,000	1,147,160
3% 10/1/20	1,000,000	1,010,930

TOTAL NEW HAMPSHIRE		2,158,090

New Jersey - 4.8%
Middlesex County Gen. Oblig. Series 2007, 4% 6/1/17	195,000	197,416
New Brunswick Hsg. Auth. Rev. (Rutgers Univ. Easton Avenue Proj.) Series 2011, 5% 7/1/17	330,000	336,405
New Jersey Bldg. Auth. State Bldg. Rev. Series 2007 B, 5% 6/15/17	100,000	101,400
New Jersey Econ. Dev. Auth. Rev.:
(N.J. Transit Corp. Ligit Rail Transit Sys. Proj.) Series 2008 A, 5% 5/1/17	500,000	505,200
Series 2008:
5% 3/1/17	460,000	462,489
5% 5/1/18	250,000	258,700
Series 2011 EE:
5% 9/1/18	45,000	47,021
5% 9/1/18 (Escrowed to Maturity)	140,000	148,478
Series 2012 H, 1.62% 2/1/17 (a)	1,000,000	1,000,020
Series 2012, 5% 6/15/17	500,000	506,595
Series 2015 XX, 5% 6/15/19	1,000,000	1,047,990
5% 12/15/17 (Escrowed to Maturity)	95,000	98,525
New Jersey Edl. Facilities Auth. Rev.:
Series 2010 H, 5% 7/1/18	125,000	131,550
Series 2011 C, 3% 7/1/18	100,000	102,290
Series 2012 B, 5% 7/1/18	265,000	278,886
Series 2013 A, 5% 7/1/17	80,000	81,513
New Jersey Edl. Facility:
Series 2008:
5% 7/1/17 (Escrowed to Maturity)	670,000	683,172
5% 7/1/17 (FSA Insured)	1,190,000	1,212,503
Series 2015 B, 5% 7/1/19	190,000	204,349
New Jersey Gen. Oblig.:
Series 2001 H, 5.25% 7/1/17	305,000	311,063
Series 2014, 5% 6/1/19	625,000	670,181
New Jersey Health Care Facilities Fing. Auth. Rev.:
(Virtua Health Proj.) Series A, 5.25% 7/1/17 (Assured Guaranty Corp. Insured)	175,000	178,609
Series 2008:
5% 7/1/18	3,915,000	4,127,898
5% 7/1/18	180,000	189,788
Series 2010:
5% 1/1/19	140,000	149,197
5% 1/1/19	220,000	235,347
Series 2011:
4% 7/1/17	575,000	582,906
5% 7/1/17	150,000	152,927
Series 2013 A, 5% 7/1/18	100,000	105,240
Series 2016 A, 5% 7/1/19	250,000	269,005
Series 2016:
5% 7/1/19	1,000,000	1,075,260
5% 7/1/20	2,000,000	2,192,720
4% 7/1/17	330,000	334,442
4% 7/1/19 (Escrowed to Maturity)	245,000	259,538
New Jersey Tpk. Auth. Tpk. Rev.:
Bonds 1.4%, tender 1/5/17 (a)	5,220,000	5,226,682
Series 2013 C, 1.27% 1/1/18 (a)	8,000,000	8,010,160
New Jersey Trans. Trust Fund Auth.:
Series 2003 B1, 5% 12/15/17	330,000	339,181
Series 2010 D, 5% 12/15/17	790,000	811,978
Series 2011 B, 5% 6/15/18	130,000	134,901
Series 2012 AA, 4% 6/15/18	980,000	1,003,099
Series 2015 AA, 3% 6/15/17	600,000	603,114
Series 2016 A, 5% 6/15/20	8,000,000	8,546,800
5% 6/15/17	375,000	380,250
5% 6/15/17	1,380,000	1,399,320
New Jersey Transit Corp. Ctfs. of Prtn. Series 2014 A:
5% 9/15/17	1,000,000	1,023,360
5% 9/15/19	2,000,000	2,104,300
Rutgers State Univ. Rev. Series 2009 F, 4% 5/1/17	225,000	227,185

TOTAL NEW JERSEY		48,048,953

New York - 0.7%
Long Island Pwr. Auth. Elec. Sys. Rev.:
Series 2000 A, 0% 6/1/19 (FSA Insured)	450,000	430,191
Series 2016 B, 5% 9/1/20	1,395,000	1,544,377
New York City Gen. Oblig. Series 2015 F, 1.37% 2/15/19 (a)	1,000,000	1,001,620
New York Metropolitan Trans. Auth. Rev. Series 2002 G1, 1.243% 11/1/17 (a)	1,665,000	1,667,131
New York Thruway Auth. Gen. Rev. Series 2007 H, 4% 1/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	65,000	66,829
New York Trans. Dev. Corp. (Term. One Group Assoc. L.P. Proj.) Series 2015, 5% 1/1/18 (b)	2,000,000	2,074,480

TOTAL NEW YORK		6,784,628

North Carolina - 1.2%
Charlotte-Mecklenburg Hosp. Auth. Health Care Sys. Rev.:
Series 2007 A:
5% 1/15/18	420,000	420,487
5% 1/15/19	125,000	125,145
Series 2009 A, 4% 1/15/17	150,000	150,132
Series 2011 A, 3% 1/15/17	100,000	100,060
Series 2012 A, 5% 1/15/17	100,000	100,115
5% 1/15/17	350,000	350,403
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys. Rev.:
Series 1991 A, 6.5% 1/1/18 (Escrowed to Maturity)	50,000	52,577
Series 2009 A, 5% 1/1/18 (Escrowed to Maturity)	125,000	129,819
North Carolina Med. Care Cmnty. Health Series 2017:
5% 10/1/18 (c)	745,000	778,339
5% 10/1/19 (c)	985,000	1,042,997
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev.:
Series 2010 A, 5% 1/1/20	340,000	371,729
Series 2012 A:
5% 1/1/18	6,990,000	7,251,007
5% 1/1/19	655,000	699,887
Raleigh Durham Arpt. Auth. Arpt. Rev. Series 2007, 5% 5/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured) (b)	190,000	192,379
Univ. of North Carolina at Chapel Hill Rev. Bonds Series 2012 B, 1.163%, tender 1/3/17 (a)	550,000	550,501

TOTAL NORTH CAROLINA		12,315,577

Ohio - 0.8%
Cleveland Ctfs. of Prtn. (Cleveland Stadium Proj.) Series 2010 A, 5% 11/15/17	260,000	268,138
Cleveland Pub. Pwr. Sys. Rev. Series 2016 A, 5% 11/15/19	1,890,000	2,029,917
Cleveland State Univ. Gen. Receipts Series 2012, 4% 6/1/17	150,000	151,791
Franklin County Hosp. Facilities Rev. Bonds (U.S. Health Corp. of Columbus Proj.) Series 2011 B, 5%, tender 7/12/17 (a)	1,075,000	1,097,102
Hamilton County HealthCare Facilities Rev.:
(Christ Hosp. Proj.) Series 2012, 5% 6/1/18	425,000	446,458
5% 6/1/17	65,000	65,958
Kent State Univ. Revs. Series 2009 B:
5% 5/1/17 (Assured Guaranty Corp. Insured)	60,000	60,785
5% 5/1/18 (Assured Guaranty Corp. Insured)	310,000	325,444
Ohio Higher Edl. Facility Commission Rev.:
(Univ. of Dayton 2009 Proj.) 5% 12/1/17	330,000	341,349
Series 2010 A, 5% 1/15/18	360,000	373,968
Ohio Hosp. Rev.:
Series 2012 A, 5% 1/15/17	430,000	430,482
Series 2013 A, 5% 1/15/17	715,000	715,801
Scioto County Hosp. Facilities Rev. Series 2016, 5% 2/15/20	1,180,000	1,281,397
Univ. of Akron Gen. Receipts Series 2010 A, 5% 1/1/19 (FSA Insured)	480,000	512,798

TOTAL OHIO		8,101,388

Oregon - 0.4%
Oregon Facilities Auth. Rev.:
(Legacy Health Proj.):
Series 2011 A, 5.25% 5/1/19	100,000	108,000
Series 2012 A, 5% 5/1/17	490,000	496,248
Series 2011 C, 5% 10/1/20	420,000	467,410
Port of Portland Arpt. Rev.:
Series 2010, 5% 7/1/17 (b)	1,865,000	1,899,167
Series 2012 B, 5% 7/1/17 (b)	690,000	702,296
5% 7/1/18 (b)	165,000	173,572

TOTAL OREGON		3,846,693

Pennsylvania - 4.9%
Allegheny County Arpt. Auth. Rev.:
Series 2007 B, 5% 1/1/18 (FSA Insured)	1,150,000	1,191,205
Series 2010 A, 5% 1/1/17 (FSA Insured) (b)	465,000	465,000
Series B, 5% 1/1/19 (FSA Insured)	290,000	299,898
5% 1/1/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured) (b)	1,245,000	1,245,000
5% 1/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured) (b)	255,000	263,754
Allegheny County Hosp. Dev. Auth. Rev.:
Series 2008 A, 5% 9/1/17	280,000	287,165
Series 2010 A, 5% 5/15/18	1,865,000	1,958,287
Bucks Co. Indl. Dev. Auth. Solid Waste Rev. Bonds 1.375%, tender 2/1/17 (a)	350,000	350,102
Doylestown Hosp. Auth. Hosp. Rev. Series 2016 B, 5% 7/1/20	580,000	625,739
Lehigh County Indl. Dev. Auth. Poll. Cont. Rev. Bonds 0.9%, tender 9/1/17 (a)	2,030,000	2,022,347
Lycoming County Auth. College Rev. Series 2016:
4% 10/1/18	500,000	521,545
4% 10/1/19	1,000,000	1,052,750
Monroeville Fin. Auth. UPMC Rev.:
Series 2012, 4% 2/15/18	160,000	164,928
Series 2014 B, 3% 2/1/19	195,000	200,380
Montgomery County Indl. Dev. 4% 10/1/17	500,000	510,635
Montgomery County Higher Ed. & Health Auth. Hosp. Rev.:
(Abington Memorial Hosp. Proj.) Series 2009 A, 5% 6/1/17	75,000	76,198
Series 2009 A, 5% 6/1/18	1,735,000	1,819,876
Pennsylvania Econ. Dev. Fin. Auth. Unemployment Compensation Rev. Series 2012 A, 4% 1/1/17	150,000	150,000
Pennsylvania Econ. Dev. Fing. Auth. Indl. Dev. Rev.:
Series 2014 A:
4% 2/1/18	515,000	530,311
4% 2/1/19	175,000	183,379
Series 2016, 4% 3/15/19	3,115,000	3,271,373
Pennsylvania Gen. Oblig.:
Series 2006, 4% 9/1/17	300,000	300,345
Series 2007 A, 5% 11/1/17	315,000	325,156
Series 2008:
5% 5/15/17	1,020,000	1,034,953
5% 2/15/18 (Escrowed to Maturity)	165,000	172,103
Series 2009 1, 5% 3/15/18	120,000	125,185
Series 2011, 5% 7/1/18	225,000	236,790
Series 2012, 5% 6/1/18	335,000	351,676
Series 2014, 5% 7/1/18	410,000	431,484
Series 2015, 5% 3/15/18	1,430,000	1,491,790
Series 2016:
5% 9/15/18	4,000,000	4,236,040
5% 1/15/19	325,000	346,824
5% 9/15/19	8,075,000	8,751,443
5% 9/15/20	385,000	425,490
4% 9/1/19	250,000	250,288
Pennsylvania Higher Edl. Facilities Auth. Rev.:
Series 2010 1, 5% 4/1/18	255,000	266,942
Series 2010 E:
5% 5/15/18	450,000	472,509
5% 5/15/19	760,000	817,973
Series 2012, 4% 4/1/18	200,000	206,914
Philadelphia Arpt. Rev.:
Series 2007 B, 5% 6/15/17 (FSA Insured) (b)	2,325,000	2,365,502
Series 2010 C, 5% 6/15/18 (b)	445,000	466,841
Series 2011 A, 5% 6/15/18 (b)	1,350,000	1,416,258
Series 2015 A, 5% 6/15/19 (b)	1,195,000	1,287,529
Philadelphia Gas Works Rev. 5% 10/1/19	4,040,000	4,343,404
Philadelphia School District:
Series 2016 D:
5% 9/1/17	190,000	194,180
5% 9/1/18	750,000	784,058
Series 2016 F, 5% 9/1/19	1,000,000	1,059,840
State Pub. School Bldg. Auth. Lease Rev. (The School District of Philadelphia Proj.) Series 2016 A, 5% 6/1/19	375,000	395,936

TOTAL PENNSYLVANIA		49,747,325

Rhode Island - 0.1%
Rhode Island Comm Corp. Rev. Series 2016 A, 5% 6/15/19	985,000	1,058,570
South Carolina - 0.3%
Scago Edl. Facilities Corp. for Colleton School District (School District of Colleton County Proj.) Series 2015, 5% 12/1/18	1,575,000	1,677,848
South Carolina Jobs-Econ. Dev. Auth. (Anmed Health Proj.) Series 2016, 5% 2/1/20	750,000	822,825
South Carolina Pub. Svc. Auth. Rev.:
Series 2006 C, 5% 1/1/18 (FSA Insured)	125,000	125,000
Series 2007 A, 5% 1/1/18 (Pre-Refunded to 1/1/17 @ 100)	270,000	270,000
Series 2015 A, 5% 1/1/19 (FSA Insured)	325,000	325,000

TOTAL SOUTH CAROLINA		3,220,673

Tennessee - 0.6%
Knox County Health Edl. & Hsg. Facilities Series 2016 A, 3% 1/1/19	500,000	510,095
Memphis-Shelby County Arpt. Auth. Arpt. Rev.:
Series 2010 B, 5.5% 7/1/19 (b)	2,500,000	2,712,675
Series 2011 A1, 5% 7/1/17 (b)	30,000	30,564
Series 2011 C, 5% 7/1/19 (b)	280,000	300,437
Nashville and Davidson County Metropolitan Govt. Health & Edl. Facilities Board Rev. Bonds Series 2001 B, 1.55%, tender 11/3/20 (a)	3,000,000	2,938,500

TOTAL TENNESSEE		6,492,271

Texas - 4.3%
Alief Independent School District Series 2016, 3% 2/15/17	400,000	400,988
Austin Independent School District Series 2016 A, 4% 8/1/17	475,000	483,384
Brownsville Util. Sys. Rev.:
Series 2013 A, 3% 9/1/17	500,000	505,655
Series 2015:
5% 9/1/17	495,000	507,038
5% 9/1/18	1,075,000	1,136,275
Corpus Christi Util. Sys. Rev. Bonds Series 2015 B, 2%, tender 7/15/17 (a)	5,165,000	5,167,376
Dallas County Util. and Reclamation District Series 2016:
5% 2/15/19	1,375,000	1,471,044
5% 2/15/20	1,320,000	1,445,123
Dallas Fort Worth Int'l. Arpt. Rev.:
Series 2013 E, 5% 11/1/17 (b)	165,000	170,264
Series 2014 A, 3% 11/1/17 (b)	185,000	187,882
Harris County Cultural Ed. Facilities Fin. Corp. Rev.:
Bonds Series 2014 B, 1.3%, tender 12/1/19 (a)	3,000,000	2,982,600
Series 2013 A:
4% 12/1/18	420,000	440,051
5% 12/1/17	400,000	413,644
Houston Arpt. Sys. Rev.:
Series 2007 B, 5% 7/1/20 (FGIC Insured)	5,500,000	5,602,355
Series 2011 A:
5% 7/1/18 (b)	100,000	105,286
5% 7/1/19 (b)	715,000	769,540
Series 2012 A, 5% 7/1/18 (b)	145,000	152,665
5% 7/1/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	600,000	611,556
Houston Cmnty. College Sys. Rev. Series 2011, 5% 2/15/18	80,000	83,454
Houston Util. Sys. Rev. Bonds 1.47%, tender 1/5/17 (a)	775,000	774,241
Lower Colorado River Auth. Rev.:
(LCRA Transmission Corp. Proj.) Series 2011 A, 5% 5/15/19	250,000	269,673
(LCRA Transmission Svcs. Corp. Proj.) Series 2016, 5% 5/15/18	925,000	971,916
Series 2008:
5% 5/15/18	470,000	493,838
5.5% 5/15/19	160,000	168,565
Series 2010 4% 5/15/18	250,000	259,315
Series 2010 A, 5% 5/15/20	3,130,000	3,434,768
Series 2010:
5% 5/15/17	500,000	507,200
5% 5/15/20	200,000	219,474
Series 2011 A 5% 5/15/17	165,000	167,376
Series 2012 B, 5% 5/15/17	100,000	101,440
Series 2014, 5% 5/15/18	280,000	294,202
Series 2015 D:
4% 5/15/17	180,000	181,946
5% 5/15/17	635,000	644,144
Series 2015, 4% 5/15/17	375,000	379,054
5% 5/15/19	595,000	641,107
San Antonio Elec. & Gas Sys. Rev. Series 2006 B, 5% 2/1/18	100,000	100,309
San Antonio Gen. Oblig. Series 2016, 5% 2/1/18	405,000	422,010
Southwest Higher Ed. Auth. Rev. (Southern Methodist Univ. Proj.) Series 2009, 5% 10/1/17	60,000	61,753
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev.:
Series 2007 A:
5% 2/15/20	2,235,000	2,245,303
5% 2/15/21	3,740,000	3,757,241
5% 2/15/23	500,000	502,305
5% 2/15/26	4,000,000	4,018,440
5.75% 7/1/18	335,000	348,708

TOTAL TEXAS		43,600,508

Virginia - 1.0%
Fairfax County Indl. Dev. Auth. (Inova Health Sys. Proj.) Series 2009 C, 5% 5/15/18	495,000	520,379
Louisa Indl. Dev. Auth. Poll. Cont. Rev. Bonds Series 2008 A, 1.75%, tender 5/16/19 (a)	1,600,000	1,592,624
Wise County Indl. Dev. Auth. Waste & Sewage Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2010 A, 1.875%, tender 6/1/20 (a)	8,125,000	7,986,225

TOTAL VIRGINIA		10,099,228

Washington - 0.3%
Chelan County Pub. Util. District #1 Rev. Series 2011 B, 5% 7/1/18 (b)	175,000	184,438
Port of Seattle Rev.:
Series 2010 C:
5% 2/1/17 (b)	185,000	185,549
5% 2/1/18 (b)	875,000	910,306
Series 2012 A, 4% 8/1/17	125,000	127,184
Series 2012 B, 4% 8/1/17 (b)	115,000	116,976
Washington Ctfs. of Prtn. Series 2013 D, 4% 7/1/17	240,000	243,586
Washington Gen. Oblig.:
Series 2000 S5, 0% 1/1/17	200,000	200,000
Series 2004 C, 0% 6/1/18	210,000	205,951
Washington Health Care Facilities Auth. Rev. Series 2014, 5% 3/1/18	275,000	286,822
Washington Pub. Pwr. Supply Sys. Nuclear Proj. #3 Rev. Series 1993 C, 0% 7/1/18	475,000	464,137

TOTAL WASHINGTON		2,924,949

West Virginia - 0.3%
West Virginia Econ. Dev. Auth. Poll. Cont. Rev. (Appalacian Pwr. Co. - Amos Proj.) Series 2008 D, 3.25% 5/1/19	250,000	255,923
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev. Bonds:
(Appalachian Pwr. Co. Amos Proj.) Series 2011 A, 1.7%, tender 9/1/20 (a)(b)	2,515,000	2,428,836
1.9%, tender 4/1/19 (a)	530,000	527,801

TOTAL WEST VIRGINIA		3,212,560

Wisconsin - 0.6%
Milwaukee County Arpt. Rev. Series 2016 A:
5% 12/1/18 (b)	700,000	744,345
5% 12/1/19 (b)	2,435,000	2,644,483
Wisconsin Health & Edl. Facilities:
Bonds Series 2013 B:
4%, tender 3/1/18 (a)	1,020,000	1,052,426
4%, tender 5/30/19 (a)	655,000	689,676
Series 2013 A, 5% 11/15/18	160,000	170,726
Wisconsin Health & Edl. Facilities Auth. Rev.:
(Aurora Health Care, Inc. Proj.) Series 2010 A, 5% 4/15/17	55,000	55,608
Series 2012 B, 5% 8/15/18	525,000	555,518

TOTAL WISCONSIN		5,912,782

TOTAL MUNICIPAL BONDS
(Cost $533,636,741)		530,144,011

Municipal Notes - 49.6%
Alabama - 0.3%
Decatur Indl. Dev. Board Exempt Facilities Rev. (Nucor Steel Decatur LLC Proj.) Series 2003 A, 1% 1/6/17, VRDN (a)(b)	2,903,000	$2,903,000
Mobile County Board of School Commissioners TAN Series 2016 A, 2% 3/1/17	350,000	350,567

TOTAL ALABAMA		3,253,567

California - 3.8%
California Gen. Oblig. Participating VRDN Series Floaters XF 10 38, 0.93% 1/6/17 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(d)	11,700,000	11,700,000
California St Enterprise Dev. Auth. (Var Evapco Proj.) Series 2008, 1.02% 1/6/17, LOC Manufacturers & Traders Trust Co., VRDN (a)(b)	4,270,000	4,270,000
California Statewide Cmntys. Dev. Auth. Participating VRDN Series ZF 01 99, 0.92% 1/6/17 (Liquidity Facility JPMorgan Chase Bank) (a)(d)	2,695,000	2,695,000
San Francisco Calif. City & Cnty. Arpts. Commn. Int'l. Arpt. Rev. Participating VRDN Series 15 ZF 01 64, 1.02% 1/6/17 (Liquidity Facility JPMorgan Chase Bank) (a)(b)(d)	6,665,000	6,665,000
San Francisco City & County Arpt. Commission Participating VRDN Series Floaters 16 ZF0516, 1.02% 1/6/17 (Liquidity Facility JPMorgan Chase Bank) (a)(b)(d)	12,500,000	12,500,000
Shafter Indl. Dev. Auth. Indl. Dev. Rev. 1.18% 1/6/17, LOC Deutsche Bank AG, VRDN (a)(b)	800,000	800,000

TOTAL CALIFORNIA		38,630,000

Colorado - 0.4%
Colorado Edl. & Cultural Facilities Auth. Rev. (Mesivta of Greater Los Angeles Proj.) Series 2005, 1.07% 1/6/17, LOC Deutsche Bank AG, VRDN (a)	3,670,000	3,670,000
Connecticut - 0.2%
New London BAN Series 2016, 2% 3/23/17	500,000	500,835
Stratford Gen. Oblig. BAN Series 2017, 2.5% 1/3/18 (c)	1,200,000	1,213,380

TOTAL CONNECTICUT		1,714,215

Delaware - 1.8%
Delaware Econ. Dev. Auth. Rev. (Delmarva Pwr. & Lt. Co. Proj.) Series 1994, 0.96% 1/3/17, VRDN (a)(b)	18,600,000	18,600,000
Florida - 1.0%
Hillsborough County Indl. Dev. Auth. Rev. (Var-Independent Day School Proj.) Series 2000, 0.9% 1/6/17, LOC Bank of America NA, VRDN (a)	1,000,000	1,000,000
Miami Dade Cnty. Aviation Rev. Participating VRDN Series Floaters XL 00 35, 1% 1/6/17 (Liquidity Facility JPMorgan Chase Bank) (a)(b)(d)	3,975,000	3,975,000
Miami-Dade County Transit Sales Surtax Rev. Participating VRDN Series Floaters ZF 20 83, 0.92% 1/6/17 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(d)	5,000,000	5,000,000

TOTAL FLORIDA		9,975,000

Idaho - 0.2%
Idaho Health Facilities Auth. Rev. Participating VRDN Series 16 XG 00 66, 1.04% 1/6/17 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(d)	1,500,000	1,500,000
Illinois - 10.3%
Centegra Health Sys. Participating VRDN Series Floaters XF 23 39, 0.97% 1/6/17 (Liquidity Facility Barclays Bank PLC) (a)(d)	17,050,000	17,050,000
Chicago O'Hare Int'l. Arpt. Rev. Participating VRDN Series Floaters YX 10 35, 1% 1/6/17 (Liquidity Facility Barclays Bank PLC) (a)(d)	10,180,000	10,180,000
Chicago Park District Gen. Oblig. Participating VRDN Series ROC II R 11935, 1.22% 1/6/17 (Liquidity Facility Citibank NA) (a)(d)	9,375,000	9,375,000
Chicago Tran Auth. Participating VRDN Series Floaters XM 04 50, 0.99% 1/6/17 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(d)	1,500,000	1,500,000
Chicago Transit Auth. Rev. Bonds Participating VRDN Series XM 00 53, 0.97% 1/6/17 (Liquidity Facility Citibank NA) (a)(d)	12,205,000	12,205,000
Cook County Gen. Oblig. Participating VRDN:
Series 2015 XF0124, 1.04% 1/6/17 (Liquidity Facility JPMorgan Chase Bank) (a)(d)	5,000,000	5,000,000
Series XX 10 11, 0.92% 1/6/17 (Liquidity Facility Barclays Bank PLC) (a)(d)	6,660,000	6,660,000
Illinois Dev. Fin. Auth. Indl. Dev. Rev. (R. A. Zweig, Inc. Proj.) 0.96% 1/6/17, LOC JPMorgan Chase Bank, VRDN (a)(b)	650,000	650,000
Illinois Dev. Fin. Auth. Ltd. Oblg. Rev. (Var Decatur Mental Health Ctr. Proj.) Series 1997, 1% 1/6/17, LOC PNC Bank NA, VRDN (a)(b)	265,000	265,000
Illinois Dev. Fin. Auth. Rev. (Var-Cook Communications Proj.) Series 2002, 0.9% 1/5/17, LOC Bank of America NA, VRDN (a)	4,500,000	4,500,000
Illinois Fin. Auth. Rev. Participating VRDN:
Series XF 01 04, 1.02% 1/6/17 (Liquidity Facility JPMorgan Chase Bank) (a)(d)	5,000,000	5,000,000
Series XF 23 38, 1.03% 1/6/17 (Liquidity Facility Barclays Bank PLC) (a)(d)	18,075,000	18,075,000
Illinois Gen. Oblig. Participating VRDN Series 15 XF 1006, 1.03% 1/6/17 (Liquidity Facility Deutsche Bank AG) (a)(d)	8,900,000	8,900,000
Metropolitan Wtr. Reclamation District of Greater Chicago Participating VRDN Series Floaters XM 03 78, 0.92% 1/6/17 (Liquidity Facility JPMorgan Chase Bank) (a)(d)	5,000,000	5,000,000

TOTAL ILLINOIS		104,360,000

Indiana - 0.2%
Allen County Econ. Dev. Rev. (DeBrand, Inc. Proj.) 0.97% 1/5/17, LOC JPMorgan Chase Bank, VRDN (a)(b)	300,000	300,000
Indiana Dev. Fin. Auth. Envir. Rev. (PSI Energy Proj.) Series 2003 A, 0.9% 1/6/17, VRDN (a)(b)	1,800,000	1,800,000
Indiana Fin. Auth. Rev. RAN Series 2016, 2% 9/1/17	195,000	195,823

TOTAL INDIANA		2,295,823

Kentucky - 0.1%
Bardstown Indl. Rev. (JAV Invt. LLC Proj.) Series 2001, 0.97% 1/6/17, LOC JPMorgan Chase Bank, VRDN (a)(b)	200,000	200,000
Kentucky Pub. Trans. BAN Series 2013 A, 5% 7/1/17	300,000	304,680
Lexington-Fayette Urban County K Series 1998, 1% 1/6/17, LOC PNC Bank NA, VRDN (a)	330,000	330,000

TOTAL KENTUCKY		834,680

Louisiana - 8.0%
Saint James Parish Gen. Oblig. (Nucor Steel Louisiana LLC Proj.):
Series 2010 A1, 0.95% 1/6/17, VRDN (a)	31,605,000	31,605,000
Series 2010 B1, 0.94% 1/6/17, VRDN (a)	48,710,000	48,709,970

TOTAL LOUISIANA		80,314,970

Maine - 0.1%
Auburn Rev. Oblig. Secs Series 2001, 0.96% 1/6/17, LOC TD Banknorth, NA, VRDN (a)(b)	850,000	850,000
Maryland - 0.3%
Maryland Health & Higher Edl. Facilities Auth. Rev. Series 1995, 1% 1/6/17 (Liquidity Facility Manufacturers & Traders Trust Co.), VRDN (a)	2,920,000	2,920,000
Massachusetts - 0.7%
Massachusetts Dev. Fin. Agcy. Rev. Participating VRDN Series Floaters XF 23 65, 0.92% 1/6/17 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(d)	6,665,000	6,665,000
Michigan - 0.1%
Lowell Mich Ltd. Oblig. Indl. Dev. (Litehouse, Inc. Proj.) Series 2003, 1.09% 1/6/17, LOC Fifth Third Bank, Cincinnati, VRDN (a)(b)	870,000	870,000
Mississippi - 0.1%
Mississippi Bus. Fin. Corp. Rev. (Utils. Optimization LLC Proj.) Series 2002 A, 0.89% 1/6/17, LOC Cap. One Bank, VRDN (a)(b)	900,000	900,000
Nevada - 2.2%
Clark County Arpt. Rev. Participating VRDN Series ROC II R 11823, 1.02% 1/6/17 (Liquidity Facility Citibank NA) (a)(d)	21,840,000	21,840,000
Sparks Econ. Dev. Rev. (RIX Industries Proj.) Series 2002, 0.89% 1/6/17, LOC Wells Fargo Bank NA, VRDN (a)(b)	565,000	565,000

TOTAL NEVADA		22,405,000

New Hampshire - 1.1%
New Hampshire Bus. Fin. Auth. Rev. Series 2008, 0.87% 1/3/17, LOC RBS Citizens NA, VRDN (a)	11,110,000	11,110,000
New Jersey - 1.8%
Clark Township Gen. Oblig. BAN Series 2016, 2% 3/17/17	3,000,000	3,004,920
Hackensack City Tax Appeal Nts BAN Series 2016, 2% 11/6/17	1,800,000	1,809,216
New Brunswick Gen. Oblig. BAN Series 2016, 3% 6/6/17	1,100,000	1,107,414
New Jersey Health Care Facilities Fing. Auth. Rev. Participating VRDN Series 16 XG 00 47, 1.11% 1/6/17 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(d)	8,753,627	8,753,627
Plainfield Gen. Oblig. BAN Series 2016, 1.5% 8/30/17	3,951,000	3,955,741

TOTAL NEW JERSEY		18,630,918

New York - 3.5%
Albany Gen. Oblig. BAN Series 2016, 2% 6/30/17	1,846,812	1,853,368
Binghamton Gen. Oblig. BAN Series 2016, 2.5% 11/17/17	900,000	909,279
Eastport-South Manor Central School District TAN Series 2016, 1.5% 6/23/17	10,250,000	10,264,145
Nassau County Indl. Dev. Agcy. Indl. Dev. Rev. (Rubies Costume Co. Proj.) Series 1999, 1% 1/6/17, LOC Bank of America NA, VRDN (a)	570,000	570,000
New York St Twy Auth. Participating VRDN Series Floaters ZF 04 82, 0.87% 1/6/17 (Liquidity Facility JPMorgan Chase Bank) (a)(d)	5,550,000	5,550,000
Onondaga County Indl. Dev. Agcy. Indl. Dev. Rev. (Var G A Braun, Inc. Proj.) Series 2007, 1.02% 1/6/17, LOC Manufacturers & Traders Trust Co., VRDN (a)(b)	6,575,000	6,575,000
Rensselaer County Indl. Dev. Auth. Civic Facilities Rev. (Rensselaer Polytechnic Institute Proj.) Series 1997 A, 1.13% 1/6/17, VRDN (a)	5,715,000	5,715,000
Sachem Central School District of Holbrook TAN Series 2016, 1.5% 6/29/17	1,700,000	1,701,428
Syracuse Gen. Oblig. RAN Series 2016 B, 2% 6/30/17	1,400,000	1,404,970
Ulster County Indl. Dev. Agcy. I (Selux Corp. Proj.) Series A:
1.1% 1/6/17, LOC Manufacturers & Traders Trust Co., VRDN (a)(b)	440,000	440,000
1.1% 1/6/17, LOC Manufacturers & Traders Trust Co., VRDN (a)(b)	305,000	305,000

TOTAL NEW YORK		35,288,190

North Carolina - 0.4%
Hertford County Indl. Facilities Poll. Cont. Fing. Auth. Series 2000 B, 1% 1/6/17, VRDN (a)(b)	4,400,000	4,400,000
Ohio - 0.5%
Belmont County BAN Series 2016, 1.375% 8/31/17	400,000	399,944
Marietta BAN 1.5% 5/12/17	3,475,000	3,476,946
St Bernard-Elmwood Pl School District BAN Series 2016, 2.75% 5/3/17	1,100,000	1,103,564

TOTAL OHIO		4,980,454

Oklahoma - 0.2%
Broken Arrow Eda Indl. dev Series 1989, 0.97% 1/6/17, LOC JPMorgan Chase Bank, VRDN (a)(b)	2,500,000	2,500,000
Pennsylvania - 0.9%
Berks County Indl. Dev. Auth. Rev. (KTB Real Estate Partnership Proj.) 0.89% 1/6/17, LOC Manufacturers & Traders Trust Co., VRDN (a)(b)	600,000	600,000
Montgomery County Indl. Dev. Auth. Rev. (Var-FXD-Big Little Assoc. Proj.) Series 1999, 0.89% 1/6/17, LOC Wells Fargo Bank NA, VRDN (a)	300,000	300,000
Northampton County Indl. Dev. Auth. Rev. Series 1998, 0.94% 1/6/17, LOC Wells Fargo Bank NA, VRDN (a)	450,000	450,000
Pennsylvania Tpk. Commission Tpk. Rev. Participating VRDN Series ROC II R 11995, 0.92% 1/6/17 (Liquidity Facility Citibank NA) (a)(d)	7,330,000	7,330,000

TOTAL PENNSYLVANIA		8,680,000

South Carolina - 0.5%
Berkeley County Indl. Dev. Rev. (Nucor Corp. Proj.) Series 1995, 1% 1/6/17, VRDN (a)(b)	2,800,000	2,800,000
South Carolina Jobs-Econ. Dev. Auth. Econ. Dev. Rev. (Var-Dorris PPTYS LLC Proj.) Series 2006, 0.93% 1/6/17, LOC TD Banknorth, NA, VRDN (a)(b)	2,295,000	2,295,000

TOTAL SOUTH CAROLINA		5,095,000

Tennessee - 0.5%
Vanderbilt Hosp. Participating VRDN 0.95% 1/6/17 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(d)	5,100,000	5,100,000
Texas - 9.2%
Port Arthur Navigation District Envir. Facilities Rev. (Motiva Enterprises LLC Proj.):
Series 2001 A, 0.85% 1/3/17, VRDN (a)	11,140,000	11,140,000
Series 2004, 0.92% 1/6/17, VRDN (a)(b)	10,230,000	10,230,000
Series 2009 A, 0.85% 1/3/17, VRDN (a)	21,850,000	21,850,000
Series 2009 B, 0.85% 1/3/17, VRDN (a)	2,200,000	2,200,000
Series 2009 C, 0.85% 1/3/17, VRDN (a)	23,705,000	23,705,000
Series 2010 B, 0.85% 1/3/17, VRDN (a)	5,300,000	5,300,000
Series 2010 C, 0.85% 1/3/17, VRDN (a)	5,000,000	5,000,000
Series 2010 D:
0.85% 1/3/17, VRDN (a)	5,550,000	5,550,000
0.85% 1/3/17, VRDN (a)	7,280,000	7,280,000
Splendora Higher Ed. Facilities Corp. Rev. (Fellowship Christian Academy Proj.) 0.9% 1/1/17, LOC Bank of America NA, VRDN (a)	400,000	400,000

TOTAL TEXAS		92,655,000

Virginia - 0.7%
Suffolk Econ. Dev. Auth. Hosp. Facilities Rev. Bonds Series EGL 13 0014, 1%, tender 2/23/17 (Liquidity Facility Citibank NA) (a)(d)(e)	7,225,000	7,225,000
Washington - 0.4%
Seattle Hsg. Auth. Rev. (Douglas Apts. Proj.) 0.84% 1/6/17, LOC KeyBank NA, VRDN (a)	770,000	770,000
Washington Health Care Facilities Auth. Rev. Participating VRDN Series Floaters XG 00 51, 0.94% 1/6/17 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(d)	3,375,000	3,375,000

TOTAL WASHINGTON		4,145,000

Wisconsin - 0.1%
Baraboo Indl. Dev. Rev. (Teel Plastics, Inc. Proj.) Series 2007, 1.3% 1/6/17, LOC BMO Harris Bank NA, VRDN (a)(b)	280,000	280,000
River Falls Indl. Dev. Rev. 1.08% 1/6/17, LOC U.S. Bank NA, Cincinnati, VRDN (a)(b)	360,000	360,000

TOTAL WISCONSIN		640,000

TOTAL MUNICIPAL NOTES
(Cost $500,270,878)		500,207,817
TOTAL INVESTMENT PORTFOLIO - 102.1%
(Cost $1,033,907,619)		1,030,351,828
NET OTHER ASSETS (LIABILITIES) - (2.1)%		(21,620,566)
NET ASSETS - 100%		$1,008,731,262

Security Type Abbreviations

BAN – BOND ANTICIPATION NOTE

RAN – REVENUE ANTICIPATION NOTE

TAN – TAX ANTICIPATION NOTE

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (d) Provides evidence of ownership in one or more underlying municipal bonds.

 (e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,225,000 or 0.7% of net assets.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Suffolk Econ. Dev. Auth. Hosp. Facilities Rev. Bonds Series EGL 13 0014, 1%, tender 2/23/17 (Liquidity Facility Citibank NA)	9/8/16 - 12/22/16	$7,225,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Municipal Cash Central Fund	$4,074
Total	$4,074

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	22.5%
Synthetics	20.6%
Industrial Development	20.5%
Health Care	13.3%
Electric Utilities	11.8%
Transportation	7.7%
Others* (Individually Less Than 5%)	3.6%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,033,907,619)		$1,030,351,828
Receivable for fund shares sold		1,567,301
Interest receivable		5,888,075
Distributions receivable from Fidelity Central Funds		31
Receivable from investment adviser for expense reductions		69,204
Total assets		1,037,876,439
Liabilities
Payable to custodian bank	$2,985,006
Payable for investments purchased
Regular delivery	337,159
Delayed delivery	24,554,441
Payable for fund shares redeemed	787,309
Distributions payable	195,345
Accrued management fee	239,351
Other affiliated payables	46,566
Total liabilities		29,145,177
Net Assets		$1,008,731,262
Net Assets consist of:
Paid in capital		$1,012,274,603
Undistributed net investment income		12,665
Accumulated undistributed net realized gain (loss) on investments		(215)
Net unrealized appreciation (depreciation) on investments		(3,555,791)
Net Assets		$1,008,731,262
Conservative Income Municipal Bond:
Net Asset Value, offering price and redemption price per share ($164,586,142 ÷ 16,452,607 shares)		$10.00
Institutional Class:
Net Asset Value, offering price and redemption price per share ($844,145,120 ÷ 84,381,282 shares)		$10.00

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2016
Investment Income
Interest		$5,779,557
Income from Fidelity Central Funds		4,074
Total income		5,783,631
Expenses
Management fee	$1,792,950
Transfer agent fees	355,284
Independent trustees' fees and expenses	2,428
Miscellaneous	1,247
Total expenses before reductions	2,151,909
Expense reductions	(542,350)	1,609,559
Net investment income (loss)		4,174,072
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		131,010
Total net realized gain (loss)		131,010
Change in net unrealized appreciation (depreciation) on investment securities		(3,621,050)
Net gain (loss)		(3,490,040)
Net increase (decrease) in net assets resulting from operations		$684,032

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2016	Year ended December 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,174,072	$1,045,098
Net realized gain (loss)	131,010	28,825
Change in net unrealized appreciation (depreciation)	(3,621,050)	(55,919)
Net increase (decrease) in net assets resulting from operations	684,032	1,018,004
Distributions to shareholders from net investment income	(4,160,006)	(1,037,794)
Distributions to shareholders from net realized gain	(182,699)	(35,775)
Total distributions	(4,342,705)	(1,073,569)
Share transactions - net increase (decrease)	647,653,266	176,194,534
Total increase (decrease) in net assets	643,994,593	176,138,969
Net Assets
Beginning of period	364,736,669	188,597,700
End of period	$1,008,731,262	$364,736,669
Other Information
Undistributed net investment income end of period	$12,665	$7,173

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Conservative Income Municipal Bond Fund

Years ended December 31,	2016	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$10.04	$10.04	$10.02	$10.00
Income from Investment Operations
Net investment income (loss)B	.062	.032	.015	.002
Net realized and unrealized gain (loss)	(.041)	–C	.021	.020
Total from investment operations	.021	.032	.036	.022
Distributions from net investment income	(.059)	(.031)	(.015)	(.002)
Distributions from net realized gain	(.002)	(.001)	(.001)	–
Total distributions	(.061)	(.032)	(.016)	(.002)
Net asset value, end of period	$10.00	$10.04	$10.04	$10.02
Total ReturnD,E	.21%	.32%	.36%	.22%
Ratios to Average Net AssetsF,G
Expenses before reductions	.40%	.40%	.40%	.40%H
Expenses net of fee waivers, if any	.35%	.39%	.40%	.40%H
Expenses net of all reductions	.35%	.39%	.40%	.40%H
Net investment income (loss)	.62%	.32%	.15%	.11%H
Supplemental Data
Net assets, end of period (000 omitted)	$164,586	$73,914	$45,107	$22,205
Portfolio turnover rateI	36%	32%	51%	- %J,K

 A For the period October 15, 2013 (commencement of operations) to December 31, 2013.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.0005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Amount represents less than .005%.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Conservative Income Municipal Bond Fund Institutional Class

Years ended December 31,	2016	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$10.04	$10.04	$10.02	$10.00
Income from Investment Operations
Net investment income (loss)B	.071	.042	.025	.004
Net realized and unrealized gain (loss)	(.040)	–C	.021	.020
Total from investment operations	.031	.042	.046	.024
Distributions from net investment income	(.069)	(.041)	(.025)	(.004)
Distributions from net realized gain	(.002)	(.001)	(.001)	–
Total distributions	(.071)	(.042)	(.026)	(.004)
Net asset value, end of period	$10.00	$10.04	$10.04	$10.02
Total ReturnD,E	.31%	.42%	.46%	.24%
Ratios to Average Net AssetsF,G
Expenses before reductions	.35%	.35%	.35%	.35%H
Expenses net of fee waivers, if any	.25%	.29%	.30%	.30%H
Expenses net of all reductions	.25%	.29%	.30%	.30%H
Net investment income (loss)	.72%	.42%	.25%	.22%H
Supplemental Data
Net assets, end of period (000 omitted)	$844,145	$290,823	$143,491	$27,963
Portfolio turnover rateI	36%	32%	51%	- %J,K

 A For the period October 15, 2013 (commencement of operations) to December 31, 2013.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.0005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Amount represents less than .005%.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2016

1. Organization.

Fidelity Conservative Income Municipal Bond Fund (the Fund) is a fund of Fidelity Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Conservative Income Municipal Bond and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and losses deferred due to wash sales.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$134,767
Gross unrealized depreciation	(3,678,108)
Net unrealized appreciation (depreciation) on securities	$(3,543,341)

Tax Cost	$1,033,895,169

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$(3,543,341)

The tax character of distributions paid was as follows:

	December 31, 2016	December 31, 2015
Tax-exempt Income	$4,160,007	$1,037,794
Ordinary Income	91,349	35,775
Long-Term Capital Gains	91,349	–
Total	$4,342,705	$ 1,073,569

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $433,049,684 and $110,233,803, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .30% of the Fund's average net assets. Under the management contract, the investment adviser pays all other fund-level expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense, including commitment fees.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives asset-based fees of .10% and .05% of average net assets for Conservative Income Municipal Bond and Institutional Class, respectively. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

Amount
Conservative Income Municipal Bond	$112,918
Institutional Class	242,366
$355,284

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,247 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through February 28, 2018. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Conservative Income Municipal Bond	.35%	$56,640
Institutional Class	.25%	485,430
		$542,070

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $280.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2016	Year ended December 31, 2015
From net investment income
Conservative Income Municipal Bond	$692,647	$167,696
Institutional Class	3,467,359	870,098
Total	$4,160,006	$1,037,794
From net realized gain
Conservative Income Municipal Bond	$31,575	$7,215
Institutional Class	151,124	28,560
Total	$182,699	$35,775

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2016	Year ended December 31, 2015	Year ended December 31, 2016	Year ended December 31, 2015
Conservative Income Municipal Bond
Shares sold	17,659,660	5,228,688	$177,328,065	$52,487,644
Reinvestment of distributions	55,220	12,669	554,207	127,195
Shares redeemed	(8,627,040)	(2,370,994)	(86,547,233)	(23,803,845)
Net increase (decrease)	9,087,840	2,870,363	$91,335,039	$28,810,994
Institutional Class
Shares sold	92,920,987	26,484,896	$932,815,363	$265,900,155
Reinvestment of distributions	262,905	67,293	2,638,502	675,635
Shares redeemed	(37,779,698)	(11,871,797)	(379,135,638)	(119,192,250)
Net increase (decrease)	55,404,194	14,680,392	$556,318,227	$147,383,540

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Municipal Trust and Shareholders of Fidelity Conservative Income Municipal Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Conservative Income Municipal Bond Fund (a fund of Fidelity Municipal Trust) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Conservative Income Municipal Bond Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 17, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 243 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Christine J. Thompson (1958)

Year of Election or Appointment: 2015

Vice President of Fidelity's Bond Funds

Ms. Thompson also serves as Vice President of other funds. Ms. Thompson also serves as Chief Investment Officer of FMR's Bond Group (2010-present) and is an employee of Fidelity Investments (1985-present). Previously, Ms. Thompson served as Vice President of Fidelity's Bond Funds (2010-2012).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period-B July 1, 2016 to December 31, 2016
Conservative Income Municipal Bond	.35%
Actual		$1,000.00	$997.50	$1.76
Hypothetical-C		$1,000.00	$1,023.38	$1.78
Institutional Class	.25%
Actual		$1,000.00	$998.00	$1.26
Hypothetical-C		$1,000.00	$1,023.88	$1.27

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2016, $35,526, or, if subsequently determined to be different, the net capital gain of such year.

During fiscal year ended 2016, 100% of the fund's income dividends was free from federal income tax, and 14.33% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Conservative Income Municipal Bond Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-year period.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board. Because the vast majority of competitor funds' management fees do not cover non-management expenses, for a more meaningful comparison of management fees, the fund is compared on the basis of a hypothetical "net management fee," which is derived by subtracting payments made by FMR for "fund-level" non-management expenses (including pricing and bookkeeping fees and fees paid to non-affiliated custodians) from the fund's management fee. In this regard, the Board considered that net management fees can vary from year to year because of differences in "fund-level" non-management expenses. The Board noted, however, that FMR does not pay transfer agent fees or other "class-level" expenses under the fund's management contract.

Fidelity Conservative Income Municipal Bond Fund

The Board noted that the fund's hypothetical net management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the fund) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's hypothetical net management fee rate as well as the fund's gross management fee. The Board also considered other "fund-level" expenses, such as pricing and bookkeeping fees and custodial, legal, and audit fees. The Board also considered other "class-level" expenses, such as transfer agent fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2015.

The Board further considered that FMR has contractually agreed to reimburse Institutional Class and the retail class of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 0.25% and 0.35% through February 28, 2017.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces; (x) the approach to considering "fall-out" benefits; and (xi) the impact of money market reform on Fidelity's money market funds, including with respect to costs and profitability. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Fidelity Advisor® Limited Term Municipal Income Fund -

Class A, Class T, Class C and Class I

Annual Report

December 31, 2016

Class A, Class T, Class C and Class I are classes of Fidelity® Limited Term Municipal Income Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 2.75% sales charge)	(3.41)%	0.17%	1.92%
Class T (incl. 2.75% sales charge)	(3.38)%	0.20%	1.94%
Class C (incl. contingent deferred sales charge)	(2.40)%	(0.02)%	1.44%
Class I	(0.42)%	1.00%	2.45%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Limited Term Municipal Income Fund - Class A on December 31, 2006, and the current 2.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond Index performed over the same period.

Period Ending Values
$12,091	Fidelity Advisor® Limited Term Municipal Income Fund - Class A
$15,158	Bloomberg Barclays Municipal Bond Index

Effective August 24, 2016, all Barclays benchmark indices were co-branded as the Bloomberg Barclays Indices for a period of five years.

Management's Discussion of Fund Performance

Market Recap:  For the 12 months ending December 31, 2016, tax-exempt bonds eked out only a 0.25% return, according to the Bloomberg Barclays Municipal Bond Index. For much of the period, fairly strong demand and a stable credit environment for state and local governments drove moderate muni returns. But a downward trend began in September and steepened through November – the worst month for the muni market since 2008 – as investors became concerned about U.S. President-elect Donald Trump’s expansionary fiscal policy ambitions, inflation and the potential for tax reform to impair tax-exempt bond valuations. Further, some theorized that changes to or repeal of the Affordable Care Act by the incoming administration and a Republican-controlled Congress may affect the prices of muni bonds issued by hospitals. Muni bonds also were hurt by market anticipation of a quarter-point increase in policy interest rates, which happened in December. At year-end, concerns about unfunded pension liabilities generally are compartmentalized to certain issuers. Looking ahead, we think the U.S. Federal Reserve is likely to raise policy interest rates further in 2017, perhaps in multiple stages.

Comments from Co-Portfolio Manager Mark Sommer:  For the year, the fund’s share classes (excluding sales charges, if applicable) posted modestly negative returns, slightly lagging, net of fees, the 0.00% return the Bloomberg Barclays 1-6 Year Municipal Bond Index. The portfolio managers continued to focus on longer-term investment principles by seeking to generate attractive tax-exempt income and competitive risk-adjusted returns over time. The fund’s yield curve positioning hurt performance versus the Bloomberg Barclays 1-6 year index. Specifically, overweighting bonds in the five- to seven-year range was detrimental. Overweighting Illinois state-backed bonds also hurt, as the state continued to struggle to balance its budget and was hit with downgrades to its credit rating. In addition, an overweighting in bonds issued by Chicago and related entities detracted. These securities were hurt by worries about the unfunded pension challenges of Chicago and its Public School system. In contrast, the fund benefited from security selection in the healthcare sector. We have focused on hospital systems that have less reliance on federal insurance programs, stronger balance sheets and significant market share or essentiality that gives them negotiating leverage with commercial insurers. These types of credits have held their value better under the threat of further healthcare reform.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On May 2, 2016, Cormac Cullen succeeded Jamie Pagliocco as Co-Manager of the fund, joining Co-Managers Kevin Ramundo and Mark Sommer.

Investment Summary (Unaudited)

Top Five States as of December 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
New York	12.3	13.5
Florida	11.1	11.2
Illinois	10.2	8.6
Texas	9.6	10.3
New Jersey	6.4	5.5

Top Five Sectors as of December 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	42.4	42.4
Transportation	11.5	11.8
Health Care	10.5	7.5
Special Tax	9.7	10.0
Electric Utilities	9.4	9.1

Quality Diversification (% of fund's net assets)

As of December 31, 2016
AAA	8.2%
AA,A	72.4%
BBB	10.5%
BB and Below	0.5%
Not Rated	1.9%
Short-Term Investments and Net Other Assets	6.5%

As of June 30, 2016
AAA	9.3%
AA,A	71.1%
BBB	8.5%
BB and Below	0.9%
Not Rated	2.0%
Short-Term Investments and Net Other Assets	8.2%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Investments December 31, 2016

Showing Percentage of Net Assets

Municipal Bonds - 93.5%
	Principal Amount (000s)	Value (000s)
Alabama - 0.4%
Mobile County Board of School Commissioners:
Series 2016 A:	$	$
5% 3/1/22	600	681
5% 3/1/23	850	977
5% 3/1/24	1,250	1,454
5% 3/1/25	1,250	1,464
Series 2016 B:
5% 3/1/22	1,000	1,135
5% 3/1/24	1,000	1,164
5% 3/1/25	1,500	1,757
Montgomery Med. Clinic Facilities:
5% 3/1/20	2,890	3,108
5% 3/1/25	1,500	1,680

TOTAL ALABAMA		13,420

Alaska - 0.7%
Anchorage Gen. Oblig.:
Series A:
5% 9/1/20	1,090	1,210
5% 9/1/22	1,200	1,379
Series B:
5% 9/1/18	3,685	3,904
5% 9/1/20	2,000	2,220
5% 9/1/22	1,425	1,638
Series C:
5% 9/1/18	1,000	1,059
5% 9/1/19	2,150	2,337
5% 9/1/20	1,260	1,399
5% 9/1/22	1,000	1,149
Series D:
5% 9/1/19	3,895	4,234
5% 9/1/20	2,000	2,220

TOTAL ALASKA		22,749

Arizona - 3.3%
Arizona Health Facilities Auth. Rev. (Scottsdale Lincoln Hospitals Proj.) Series 2014 A:
5% 12/1/18	500	533
5% 12/1/19	615	670
5% 12/1/20	820	912
5% 12/1/21	1,105	1,250
5% 12/1/22	800	920
5% 12/1/23	1,000	1,164
5% 12/1/24	1,500	1,766
Arizona State Trans. Board Series 2016:
5% 7/1/24	5,000	5,920
5% 7/1/25	5,000	5,980
Arizona Wtr. Infrastructure Fin. Auth. Rev. Series 2009 A:
5% 10/1/18	1,000	1,065
5% 10/1/20 (Pre-Refunded to 10/1/19 @ 100)	5,180	5,663
Glendale Gen. Oblig. Series 2015:
4% 7/1/19 (FSA Insured)	600	636
5% 7/1/22 (FSA Insured)	1,000	1,148
Glendale Trans. Excise Tax Rev.:
5% 7/1/21 (FSA Insured)	750	849
5% 7/1/22 (FSA Insured)	1,170	1,344
5% 7/1/23 (FSA Insured)	1,395	1,624
Maricopa County Indl. Dev. Auth. Rev. Series 2016 A:
5% 1/1/25	4,780	5,595
5% 1/1/26	10,720	12,592
Maricopa County Mesa Unified School District # 4 Series 2016, 4% 7/1/18	1,325	1,380
Maricopa County School District #28 Kyrene Elementary Series 2010 B:
4% 7/1/19	900	956
4% 7/1/20	1,360	1,469
Phoenix Indl. Solid Waste Disp. Rev. Bonds (Republic Svc., Inc. Proj.) Series 2013, 0.9%, tender 2/1/17 (a)(b)	40,200	40,194
Pima County Ctfs. of Prtn. Series 2014:
5% 12/1/21	2,210	2,483
5% 12/1/22	2,470	2,808
5% 12/1/23	3,425	3,934
Pima County Swr. Sys. Rev.:
Series 2011 B, 5% 7/1/19	3,225	3,498
Series 2012 A:
5% 7/1/18	825	871
5% 7/1/19	1,550	1,681
Univ. Med. Ctr. Corp. Hosp. Rev. Series 2011:
5% 7/1/17 (Escrowed to Maturity)	3,315	3,379
5% 7/1/18 (Escrowed to Maturity)	3,365	3,543

TOTAL ARIZONA		115,827

California - 4.9%
Alameda Corridor Trans. Auth. Rev.:
Series 2004:
0% 10/1/19	3,335	3,196
0% 10/1/19	265	246
Series 2013 A, 5% 10/1/22	2,190	2,525
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Bonds 1.5%, tender 4/2/18 (a)	5,200	5,206
California Gen. Oblig. Bonds 3%, tender 12/1/19 (a)	15,600	15,990
California Health Facilities Fing. Auth. Rev. Bonds (Children's Hosp. of Orange County Proj.) Series 2012 A, 2.52%, tender 1/5/17 (a)	4,000	4,002
California Pub. Works Board Lease Rev.:
(Dept. of Corrections & Rehab. Proj.) Series 2011 C, 5% 10/1/18	1,750	1,860
(Riverside Campus Proj.) Series 2012 H, 5% 4/1/22	1,000	1,143
(Univ. Proj.) Series 2011 B:
5% 10/1/18 (Escrowed to Maturity)	2,740	2,921
5% 10/1/19 (Escrowed to Maturity)	1,490	1,631
(Various Cap. Projs.):
Series 2011 A:
5% 10/1/18	6,475	6,883
5% 10/1/19	5,000	5,449
5% 10/1/20	2,525	2,814
Series 2012 A, 5% 4/1/21	1,000	1,125
Series 2012 G, 5% 11/1/22	1,250	1,443
(Various Judicial Council Projects) Series 2011 D, 5% 12/1/19	4,100	4,486
Series 2009 J, 5% 11/1/17	2,300	2,373
Series 2010 A, 5% 3/1/17	5,405	5,441
California Statewide Cmntys. Dev. Auth. Rev. Bonds:
Series 2002 C, 5%, tender 5/1/17 (a)	4,000	4,052
Series 2009 E2, 5%, tender 5/1/17 (a)	2,050	2,077
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev. Series 2013 A, 4% 6/1/21	3,500	3,786
Los Angeles County Pub. Works Fing. Auth. Lease Rev. Series 2010 A, 5% 8/1/17	5,000	5,114
Los Angeles Muni. Impt. Corp. Lease Rev. Series 2012 C, 4.625% 3/1/18	1,500	1,561
Los Angeles Unified School District Ctfs. of Prtn. (Multiple Properties Proj.) Series 2010 A, 5% 12/1/17	9,790	10,143
Metropolitan Wtr. District of Southern California Wtr. Rev. Bonds:
Series 2009 A2, 0.88%, tender 1/5/17 (a)	13,000	13,000
Series 2011 A3, 0.88%, tender 1/5/17 (a)	1,900	1,900
Series 2016, 0.84%, tender 1/5/17 (a)	7,300	7,301
Monterey County Pub. Impt. Corp. Ctfs. of Prtn. (Refing. Proj.) Series 2009, 5% 8/1/17 (FSA Insured)	2,130	2,178
Northern California Pwr. Agcy. Rev. (Hydroelectric #1 Proj.) Series 2010 A, 5% 7/1/18	2,000	2,110
Northern California Transmission Agcy. Rev. (Ref. Calif Ore Proj.) Series 2009 A, 3.5% 5/1/17	2,500	2,521
Oakland Unified School District Alameda County Series 2013, 5.5% 8/1/23	1,000	1,169
Palomar Health Rev. Series 2016:
5% 11/1/23	2,000	2,201
5% 11/1/24	2,000	2,217
Port of Oakland Rev. Series 2012 P, 5% 5/1/21 (b)	2,500	2,782
Rancho Cucamonga Redev. Agcy. (Rancho Redev. Proj.):
5% 9/1/23 (FSA Insured)	1,350	1,566
5% 9/1/24 (FSA Insured)	2,300	2,697
Riverside County Asset Leasing Rev. (Riverside Cap. Proj.) Series 2012 A:
4% 6/1/17	1,750	1,771
5% 6/1/17	3,700	3,760
5% 6/1/18	6,470	6,806
San Bernardino County Ctfs. of Prtn. (Arrowhead Proj.) Series 2009 A, 5% 8/1/18	8,000	8,457
San Pablo Calif Redev. Agcy. Series 2014 A, 5% 6/15/24 (FSA Insured)	1,380	1,617
State Ctr. Cmnty. College District Series 2007 A, 5% 8/1/26 (Pre-Refunded to 8/1/17 @ 100)	9,480	9,700
Stockton Unified School District Gen. Oblig. 5% 7/1/18 (FSA Insured)	1,035	1,091

TOTAL CALIFORNIA		170,311

Colorado - 0.5%
Colorado Health Facilities Auth. Rev. Bonds Series 2008 D3, 5%, tender 11/12/21 (a)	5,285	5,839
Colorado Reg'l. Trans. District Ctfs. of Prtn.:
Series 2013 A, 5% 6/1/23	4,500	5,188
Series 2014 A, 5% 6/1/23	3,860	4,450
E-470 Pub. Hwy. Auth. Rev. Series 2015 A:
5% 9/1/19	1,000	1,070
5% 9/1/20	1,000	1,090
Univ. of Colorado Enterprise Sys. Rev. Series 2009 A, 5% 6/1/17	500	508

TOTAL COLORADO		18,145

Connecticut - 2.6%
Connecticut Gen. Oblig.:
Series 2009 B, 5% 3/1/18	3,470	3,609
Series 2012 C, 5% 6/1/21	23,420	26,044
Series 2013 A, 1.06% 3/1/17 (a)	1,400	1,400
Series 2015 E, 5% 8/1/17	26,395	26,983
Series 2016 A:
4% 3/15/18	13,900	14,311
5% 3/15/26	1,970	2,300
Connecticut Health & Edl. Facilities Auth. Rev. Bonds (Ascension Health Cr. Group Proj.) Series 1998 B, 1.55%, tender 2/1/17 (a)	2,560	2,562
Connecticut Hsg. Fin. Auth. Series 2013 B2, 4% 11/15/32	6,125	6,411
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev. Series 2011 A, 5% 12/1/18	5,575	5,946
New Haven Gen. Oblig. Series 2016 A:
5% 8/15/23 (FSA Insured)	900	1,001
5% 8/15/25 (FSA Insured)	1,000	1,123

TOTAL CONNECTICUT		91,690

Delaware, New Jersey - 0.1%
Delaware River & Bay Auth. Rev. Series 2014 C:
5% 1/1/20	2,500	2,726
5% 1/1/21	2,000	2,222

TOTAL DELAWARE, NEW JERSEY		4,948

District Of Columbia - 0.5%
District of Columbia Univ. Rev. Bonds (Georgetown Univ. Proj.) Series 2001 B, 4.7%, tender 4/1/18 (a)	8,500	8,821
Metropolitan Washington DC Arpts. Auth. Sys. Rev.:
Series 2012 A, 5% 10/1/22 (b)	6,325	7,176
Series 2014 A, 5% 10/1/23 (b)	445	511

TOTAL DISTRICT OF COLUMBIA		16,508

Florida - 11.1%
Brevard County School Board Ctfs. of Prtn.:
Series 2014, 5% 7/1/21	1,000	1,123
Series 2015 C:
5% 7/1/21	650	730
5% 7/1/22	3,725	4,243
5% 7/1/23	3,000	3,452
Broward County Arpt. Sys. Rev.:
Series 2012 Q1, 5% 10/1/21	1,000	1,126
Series A:
5% 10/1/22 (b)	3,000	3,371
5% 10/1/23 (b)	4,020	4,583
Broward County School Board Ctfs. of Prtn.:
Series 2012 A, 5% 7/1/19	7,000	7,555
Series 2015 A:
5% 7/1/19	2,000	2,159
5% 7/1/20	4,000	4,405
5% 7/1/21	4,500	5,046
5% 7/1/22	3,500	3,987
5% 7/1/23	2,750	3,170
5% 7/1/24	1,320	1,535
Series 2015 B:
5% 7/1/19	2,000	2,159
5% 7/1/20	3,000	3,304
5% 7/1/21	6,235	6,991
5% 7/1/22	1,275	1,452
5% 7/1/23	2,750	3,170
5% 7/1/24	1,145	1,332
Series A, 5.25% 7/1/17 (AMBAC Insured)	7,015	7,163
Citizens Property Ins. Corp.:
Series 2009 A1, 6% 6/1/17	1,275	1,301
Series 2010 A1, 5.25% 6/1/17	4,125	4,197
Series 2012 A1, 5% 6/1/17	18,095	18,393
Clearwater Wtr. and Swr. Rev. Series 2011:
5% 12/1/17	1,685	1,744
5% 12/1/18	685	732
5% 12/1/19	1,820	1,988
5% 12/1/20	1,000	1,115
Collier County Indl. Dev. Auth. Healthcare Facilities Rev. (NCH Healthcare Sys. Proj.) Series 2011, 5% 10/1/17	1,455	1,496
Florida Board of Ed. Lottery Rev. Series 2011 A, 5% 7/1/20	8,600	9,536
Florida Board of Ed. Pub. Ed. Cap. Outlay Series 2009 C, 5% 6/1/20	3,625	3,954
Florida Dept. of Envir. Protection Rev. Series 2012 A, 5% 7/1/19	15,800	17,106
Florida Dev. Fin. Corp. Healthcare Facility Rev. (Univ. Health Proj.) Series 2013 A:
5% 2/1/17	700	701
5% 2/1/18	1,790	1,838
5% 2/1/19	1,450	1,517
5% 2/1/20	2,025	2,148
Florida Gen. Oblig. Series 2015 A, 4% 7/1/17	17,295	17,559
Florida Mid-Bay Bridge Auth. Rev. Series 2015 A:
5% 10/1/21	1,030	1,134
5% 10/1/22	2,000	2,209
5% 10/1/23	1,270	1,410
5% 10/1/24	2,000	2,206
5% 10/1/25	1,750	1,954
5% 10/1/26	2,000	2,215
Florida Muni. Pwr. Agcy. Rev. (Stanton II Proj.) Series 2012 A, 5% 10/1/18	2,850	3,024
Greater Orlando Aviation Auth. Arpt. Facilities Rev. Series 2011 C:
5% 10/1/19	1,705	1,856
5% 10/1/20	1,000	1,111
Halifax Hosp. Med. Ctr. Rev. 5% 6/1/23	1,325	1,508
Hillsborough County School Board Ctfs. of Prtn. Series 2015 A, 4% 7/1/17	1,500	1,523
Hillsborough County School District Sales Tax Rev. Series 2015 B, 5% 10/1/22 (FSA Insured)	2,020	2,333
Indian River County School Board Ctfs. of Prtn. Series 2014:
5% 7/1/20	935	1,031
5% 7/1/22	2,000	2,278
5% 7/1/23	2,000	2,307
Indian River County Wtr. & Swr. Rev. 5% 9/1/17	1,000	1,026
JEA Wtr. & Swr. Sys. Rev. Series 2010 D, 5% 10/1/21	1,945	2,131
Manatee County Rev. Series 2013:
5% 10/1/19	1,250	1,363
5% 10/1/20	2,000	2,228
5% 10/1/21	2,000	2,270
5% 10/1/22	1,000	1,156
Miami-Dade County Expressway Auth.:
(Waste Mgmt., Inc. of Florida Proj.):
Series 2013, 5% 7/1/19	2,000	2,162
5% 7/1/20	1,000	1,105
5% 7/1/21	2,000	2,250
5% 7/1/22	2,000	2,283
5% 7/1/23	2,000	2,290
Series 2014 A, 5% 7/1/24	625	730
Series 2014 B:
5% 7/1/22	1,500	1,718
5% 7/1/23	3,250	3,772
Miami-Dade County Gen. Oblig. (Parks Prog.) Series 2015 A, 5% 11/1/22	3,880	4,494
Miami-Dade County School Board Ctfs. of Prtn.:
Series 2014 D:
5% 11/1/20	4,875	5,373
5% 11/1/21	6,275	7,014
5% 11/1/22	2,915	3,304
5% 11/1/23	7,650	8,765
Series 2015 A:
5% 5/1/19	1,000	1,072
5% 5/1/20	2,095	2,292
5% 5/1/21	4,000	4,451
5% 5/1/22	3,720	4,191
5% 5/1/23	6,500	7,404
Series 2015 B, 5% 5/1/24	29,560	33,985
Series 2016 A, 5% 8/1/27	5,560	6,474
Miami-Dade County School District Series 2015, 5% 3/15/17	3,225	3,251
Miami-Dade County Transit Sales Surtax Rev. Series 2012, 5% 7/1/19	1,250	1,351
Orange County Health Facilities Auth. Series 2009, 5.25% 10/1/19	1,245	1,361
Orange County School Board Ctfs. of Prtn. Series 2015 C, 5% 8/1/18	1,500	1,587
Orlando & Orange County Expressway Auth. Rev. Series 2012, 5% 7/1/19	1,000	1,081
Orlando Utils. Commission Util. Sys. Rev.:
Series 2009 C, 5% 10/1/17	1,500	1,544
Series 2010 C, 5% 10/1/17	1,895	1,951
Series 2011 B:
5% 10/1/18	2,250	2,393
5% 10/1/19	2,325	2,539
Palm Beach County Health Facilities Auth. Hosp. Rev. Series 2014:
4% 12/1/19	1,000	1,043
5% 12/1/20	880	952
5% 12/1/21	1,100	1,204
Palm Beach County School Board Ctfs. of Prtn.:
Series 2014 B:
4% 8/1/19	4,000	4,241
4% 8/1/21	4,040	4,397
5% 8/1/17	1,170	1,197
5% 8/1/19	3,000	3,256
5% 8/1/21	5,300	5,999
Series 2015 B:
5% 8/1/19	2,735	2,968
5% 8/1/20	1,750	1,944
Pasco County School District Sales Tax Rev. Series 2013:
5% 10/1/18	1,250	1,326
5% 10/1/19	1,100	1,197
5% 10/1/20	1,000	1,112
5% 10/1/21	1,000	1,131
5% 10/1/22	1,000	1,154
Pasco County Solid Waste Disp. & Resource Recovery Sys. Rev.:
Series 2011:
5% 10/1/17 (b)	4,465	4,590
5% 10/1/19 (b)	2,025	2,193
5% 10/1/18 (b)	2,745	2,908
Seminole County School Board Ctfs. of Prtn. Series 2016 C:
5% 7/1/25	1,000	1,174
5% 7/1/26	1,140	1,343
Tallahassee Health Facilities Rev. (Tallahassee Memorial Healthcare, Inc. Proj.) Series 2016 A, 5% 12/1/21	1,000	1,102
Tampa Bay Wtr. Reg'l. Wtr. Supply Auth. Util. Sys. Rev.:
Series 2011 B:
5% 10/1/18 (Escrowed to Maturity)	2,440	2,595
5% 10/1/18 (Escrowed to Maturity)	2,260	2,405
Series 2011, 5% 10/1/19	5,590	6,116
Tampa Health Sys. Rev. (Baycare Health Sys. Proj.) Series 2010, 5% 11/15/17	1,605	1,660
Tampa Solid Waste Sys. Rev. Series 2010, 5% 10/1/17 (FSA Insured) (b)	5,000	5,140
Tampa Tax Allocation (H. Lee Moffitt Cancer Ctr. Proj.) Series 2012 A, 5% 9/1/20	1,800	1,981
Titusville Wtr. & Swr. Rev. Series 2010, 5% 10/1/17 (Assured Guaranty Corp. Insured)	1,135	1,168
Volusia County School Board Ctfs. of Prtn. (Master Lease Prog.) Series 2014 B:
5% 8/1/18	500	529
5% 8/1/19	310	335

TOTAL FLORIDA		386,201

Georgia - 2.7%
Atlanta Arpt. Rev.:
5% 1/1/22	1,000	1,141
5% 1/1/23	1,000	1,158
5% 1/1/24	1,150	1,351
Bartow County Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Bowen Proj.) Series 1997, 2.375%, tender 8/10/17 (a)	2,100	2,110
Burke County Indl. Dev. Auth. Poll. Cont. Rev. Bonds:
(Georgia Pwr. Co. Plant Vogtle Proj.) Series 2012, 1.75%, tender 6/1/17 (a)	1,000	1,002
(Oglethorpe Pwr. Corp. Vogtle Proj.) Series 2013 A, 2.4%, tender 4/1/20 (a)	12,500	12,539
2.2%, tender 4/2/19 (a)	9,700	9,740
Fulton County Wtr. & Swr. Rev. Series 2011:
5% 1/1/19	4,000	4,286
5% 1/1/20	4,000	4,394
Georgia Muni. Elec. Auth. Pwr. Rev.:
(Combined Cycle Proj.) Series A, 5% 11/1/18	2,000	2,134
(Prerefunded Proj.) Series 2008 D:
5.75% 1/1/19 (Pre-Refunded to 7/1/18 @ 100)	11,020	11,766
5.75% 1/1/20 (Pre-Refunded to 7/1/18 @ 100)	2,630	2,808
(Proj. One) Series 2008 A, 5.25% 1/1/17 (Berkshire Hathaway Assurance Corp. Insured)	7,925	7,925
(Unrefunded Balance Proj.) Series 2008:
5.75% 1/1/19	3,870	4,120
5.75% 1/1/20	925	985
Series B, 5% 1/1/17	2,750	2,750
Series GG:
5% 1/1/20	675	739
5% 1/1/21	1,670	1,873
Georgia Muni. Gas Auth. Rev. (Gas Portfolio III Proj.):
Series 2014 U:
5% 10/1/19	1,500	1,634
5% 10/1/22	1,000	1,150
5% 10/1/23	2,420	2,821
Series R, 5% 10/1/21	5,000	5,660
Monroe County Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Scherer Proj.) Series 2009, 2.35%, tender 12/11/20 (a)	4,715	4,710
Private Colleges & Univs. Auth. Rev. (The Savannah College of Arts and Design Projs.) Series 2014, 5% 4/1/21	3,335	3,630
Richmond County Hosp. Auth. (Univ. Health Svcs., Inc. Proj.) Series 2009, 5% 1/1/18 (Escrowed to Maturity)	1,530	1,589

TOTAL GEORGIA		94,015

Hawaii - 0.5%
Hawaii Arpts. Sys. Rev. Series 2011, 5% 7/1/19 (b)	4,000	4,309
State of Hawaii Dept. of Trans. Series 2013:
5% 8/1/17 (b)	2,300	2,350
5% 8/1/19 (b)	1,400	1,507
5% 8/1/20 (b)	3,050	3,352
5% 8/1/21 (b)	550	611
5% 8/1/22 (b)	2,075	2,334
5% 8/1/23 (b)	1,435	1,634

TOTAL HAWAII		16,097

Illinois - 10.2%
Chicago Board of Ed.:
Series 1998 B1, 0% 12/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	10,000	8,085
Series 2008 C:
5.25% 12/1/23	7,665	6,494
5.25% 12/1/24	955	794
Series 2009 D:
5% 12/1/17 (Assured Guaranty Corp. Insured)	4,115	4,212
5% 12/1/18 (Assured Guaranty Corp. Insured)	2,335	2,426
Series 2010 F, 5% 12/1/20	760	676
Chicago Gen. Oblig.:
(City Colleges Proj.) Series 1999:
0% 1/1/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	7,200	7,200
0% 1/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,000	2,918
0% 1/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	9,805	9,214
0% 1/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	14,755	13,301
4.5% 1/1/20	1,150	1,148
5% 1/1/23	2,920	2,921
Chicago Metropolitan Wtr. Reclamation District of Greater Chicago:
Series 2014 C, 5% 12/1/17	3,975	4,108
Series 2014 D, 5% 12/1/17	3,425	3,540
Chicago Midway Arpt. Rev.:
Series 2014 B:
5% 1/1/20	625	681
5% 1/1/21	400	443
5% 1/1/23	2,500	2,841
5% 1/1/22	5,000	5,623
5% 1/1/23	5,900	6,705
Chicago Motor Fuel Tax Rev. Series 2013:
5% 1/1/19	250	257
5% 1/1/20	300	311
5% 1/1/21	400	418
5% 1/1/22	300	313
5% 1/1/23	535	556
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2010 D, 5.25% 1/1/17 (b)	1,000	1,000
Series 2011 B, 5% 1/1/18	6,500	6,738
Series 2012 A, 5% 1/1/21	1,400	1,549
Series 2012 B:
4% 1/1/17 (b)	4,100	4,100
5% 1/1/21 (b)	4,605	5,008
Series 2013 B, 5% 1/1/22	4,000	4,482
Series 2013 D, 5% 1/1/22	3,220	3,608
Chicago Park District Gen. Oblig. Series 2014 D, 4% 1/1/17	1,050	1,050
Chicago Wastewtr. Transmission Rev. Series 2012:
5% 1/1/19	1,310	1,376
5% 1/1/23	1,200	1,311
Cook County Gen. Oblig.:
Series 2009 C, 5% 11/15/21	8,575	9,148
Series 2010 A, 5.25% 11/15/22	4,960	5,409
Series 2011 A, 5.25% 11/15/22	1,000	1,103
Series 2012 C:
5% 11/15/19	3,200	3,440
5% 11/15/20	7,210	7,817
5% 11/15/21	4,985	5,449
5% 11/15/22	1,290	1,423
Series 2014 A:
5% 11/15/20	1,000	1,084
5% 11/15/21	500	547
5% 11/15/22	1,000	1,103
Illinois Edl. Facilities Auth. Rev. Bonds:
(Univ. of Chicago Proj.) Series B2, 1.55%, tender 2/13/20 (a)	10,000	9,859
Series 2001 B3, 0.5%, tender 3/7/17 (a)	6,000	5,992
Illinois Fin. Auth. Rev.:
(Palos Cmnty. Hosp. Proj.) Series 2010 C, 5% 5/15/17	3,520	3,568
(Provena Health Proj.) Series 2010 A, 5.75% 5/1/19 (Escrowed to Maturity)	2,650	2,908
Bonds Series E, 2.25%, tender 4/29/22 (a)	22,930	22,511
Series 2008 D, 6.25% 11/1/28 (Pre-Refunded to 11/1/18 @ 100)	2,065	2,250
Series 2012 A, 5% 5/15/23	1,300	1,454
Series 2012:
5% 9/1/18	1,160	1,212
5% 9/1/19	1,115	1,186
5% 9/1/20	1,470	1,598
5% 9/1/21	2,045	2,256
5% 9/1/22	3,530	3,916
Series 2015 A:
5% 11/15/24	1,525	1,772
5% 11/15/25	1,950	2,276
5% 11/15/26	2,000	2,263
Series 2016 A:
5% 8/15/20	500	538
5% 2/15/21	750	827
5% 8/15/21	700	760
5% 2/15/23	1,000	1,131
5% 8/15/23	1,500	1,647
5% 8/15/24	2,185	2,402
Series 2016 C:
5% 2/15/20	5,080	5,369
5% 2/15/22	1,885	2,021
5% 2/15/23	4,500	4,845
5% 2/15/24	5,000	5,377
Series 2016:
5% 5/15/25	500	581
5% 5/15/26	1,000	1,170
5% 5/15/27	1,250	1,404
5% 11/15/20	1,650	1,838
5% 11/15/22	500	576
5% 11/15/24	1,955	2,299
Illinois Gen. Oblig.:
Series 2005, 5% 4/1/17 (AMBAC Insured)	8,050	8,068
Series 2006, 5% 1/1/17	700	700
Series 2010, 5% 1/1/21 (FSA Insured)	1,600	1,695
Series 2012:
5% 3/1/19	5,500	5,678
5% 8/1/19	2,660	2,755
5% 8/1/20	6,900	7,162
5% 8/1/21	2,415	2,508
5% 8/1/22	5,800	5,999
Series 2013:
5% 7/1/21	6,500	6,751
5% 7/1/22	9,920	10,261
Series 2014:
5% 4/1/18	10,000	10,297
5% 2/1/22	3,000	3,104
5% 2/1/25	2,200	2,249
Series 2016, 5% 2/1/26	10,000	10,123
Illinois Health Facilities Auth. Rev. Series 2003 A, 5% 5/15/17 (FSA Insured)	2,150	2,181
Illinois Sales Tax Rev. Series 2009 B, 4.5% 6/15/17	6,075	6,161
McHenry County Cmnty. School District #200 Series 2006 B:
0% 1/15/24	4,820	3,902
0% 1/15/25	5,025	3,910
0% 1/15/26	3,775	2,824
McHenry County Conservation District Gen. Oblig.:
Series 2014:
5% 2/1/19	2,285	2,447
5% 2/1/20	2,275	2,496
Series 2014. 5% 2/1/23	2,225	2,568

TOTAL ILLINOIS		353,575

Indiana - 2.5%
Indiana Fin. Auth. Hosp. Rev. Series 2013:
5% 8/15/22	700	803
5% 8/15/23	1,000	1,159
Indiana Fin. Auth. Rev.:
Series 2010 A, 5% 2/1/17	2,800	2,809
Series 2012:
5% 3/1/20	650	699
5% 3/1/21	1,225	1,339
Indiana Fin. Auth. Wastewtr. Util. Rev. (CWA Auth. Proj.):
Series 2012 A:
5% 10/1/20	825	911
5% 10/1/22	1,600	1,822
Series 2014 A:
5% 10/1/20	375	415
5% 10/1/21	380	427
5% 10/1/22	675	769
Series 2015 A:
5% 10/1/24	1,495	1,743
5% 10/1/25	1,625	1,941
Indiana Health Facility Fing. Auth. Rev. Bonds Series 2001:
1.6%, tender 2/1/17 (a)	50	50
1.6%, tender 2/1/17 (a)	9,850	9,857
Indiana Muni. Pwr. Agcy. Pwr. Supply Sys. Rev. Series 2011 A:
5% 1/1/19	1,470	1,575
5% 1/1/20	1,250	1,369
Indianapolis Local Pub. Impt. Series 2016:
5% 1/1/21 (b)	2,750	3,051
5% 1/1/23 (b)	1,830	2,088
5% 1/1/24 (b)	2,775	3,192
5% 1/1/25 (b)	2,910	3,374
Indianapolis Thermal Energy Sys. Series 2010 B, 5% 10/1/17	5,000	5,140
Lake Central Multi-District School Bldg. Corp. Series 2012 B:
4% 1/15/19	1,000	1,050
4% 1/15/20	1,345	1,433
4% 1/15/21	1,250	1,350
5% 7/15/19	1,680	1,818
5% 7/15/20	1,170	1,294
5% 7/15/21	1,000	1,128
Purdue Univ. Rev.:
(Student Facilities Sys. Proj.) Series 2009 B, 4% 7/1/17 (Escrowed to Maturity)	500	508
Series Z-1:
5% 7/1/17	1,000	1,020
5% 7/1/18	1,500	1,583
Rockport Poll. Cont. Rev. Bonds (Indiana Michigan Pwr. Co. Proj. Series 2009 B, 1.75%, tender 6/1/18 (a)	8,500	8,474
Whiting Envir. Facilities Rev. Bonds (BP Products North America, Inc. Proj.) Series 2015, 5%, tender 11/1/22 (a)(b)	20,745	23,169

TOTAL INDIANA		87,360

Kansas - 0.3%
Johnson County Unified School District # 233 Series 2016 B, 5% 9/1/23	1,460	1,708
Wichita Hosp. Facilities Rev. Series 2011 IV A:
5% 11/15/18 (Escrowed to Maturity)	2,250	2,400
5% 11/15/20 (Escrowed to Maturity)	2,745	3,069
Wyandotte County/Kansas City Unified Govt. Util. Sys. Rev. Series 2016 A:
5% 9/1/22	500	572
5% 9/1/23	725	835
5% 9/1/25	800	938

TOTAL KANSAS		9,522

Kentucky - 1.2%
Ashland Med. Ctr. Rev. (Ashland Hosp. Corp. D/B/A Kings Daughters Med. Ctr. Proj.) Series 2016 A:
5% 2/1/22	1,120	1,218
5% 2/1/24	1,360	1,499
5% 2/1/25	1,000	1,108
5% 2/1/27	1,230	1,346
Kentucky Econ. Dev. Fin. Auth. Bonds Series 2009 B, 2.7%, tender 11/10/21 (a)	9,000	9,008
Kentucky Econ. Dev. Fin. Auth. Hosp. Rev. Series 2015 A:
5% 6/1/20	1,410	1,514
5% 6/1/22	1,560	1,702
5% 6/1/24	1,690	1,870
Kentucky State Property & Buildings Commission Rev.:
(#82 Proj.) 5.25% 10/1/17 (FSA Insured)	2,450	2,525
Series 2016, 3% 11/1/17	1,630	1,655
Louisville/Jefferson County Metropolitan Govt. Poll. Cont. Rev. Bonds (Louisville Gas and Elec. Co. Proj.):
Series 2003 A, 1.65%, tender 4/3/17 (a)	6,000	6,004
Series 2007 B:
1.15%, tender 6/1/17 (a)	2,600	2,598
1.6%, tender 6/1/17 (a)	8,050	8,057

TOTAL KENTUCKY		40,104

Louisiana - 2.7%
Louisiana Citizens Property Ins. Corp. Assessment Rev. Series 2015:
5% 6/1/19	9,350	10,060
5% 6/1/21 (FSA Insured)	5,000	5,614
Louisiana Gas & Fuel Tax Rev. Bonds Series 2013 B, 0.902%, tender 1/3/17 (a)	25,000	24,965
Louisiana Gen. Oblig.:
Series 2012 A, 5% 8/1/22	1,515	1,737
Series 2014 D1, 5% 12/1/22	1,305	1,505
Series 2015, 5% 5/1/18	1,075	1,127
Series 2016 B:
5% 8/1/22	14,095	16,162
5% 8/1/23	6,250	7,270
Series 2016 D:
5% 9/1/22	6,360	7,302
5% 9/1/24	7,030	8,280
Louisiana Stadium and Exposition District Series 2013 A:
5% 7/1/21	1,500	1,685
5% 7/1/22	1,000	1,138
New Orleans Gen. Oblig. Series 2012, 5% 12/1/20	2,800	3,110
Tobacco Settlement Fing. Corp. Series 2013 A, 5% 5/15/23	4,500	5,065

TOTAL LOUISIANA		95,020

Maine - 0.2%
Maine Tpk. Auth. Tpk. Rev. Series 2015:
5% 7/1/21	2,400	2,705
5% 7/1/22	1,850	2,119
5% 7/1/24	2,350	2,759

TOTAL MAINE		7,583

Maryland - 1.6%
Maryland Gen. Oblig. Series 2008 2, 5% 7/15/22 (Pre-Refunded to 7/15/18 @ 100)	5,500	5,820
Maryland Health & Higher Edl. Facilities Auth. Rev.:
Bonds:
Series 2012 D, 1.243%, tender 1/3/17 (a)	13,940	13,960
Series 2013 A:
0.993%, tender 5/15/18 (a)	4,515	4,516
1.013%, tender 5/15/18 (a)	7,100	7,103
Series 2015:
5% 7/1/19	400	427
5% 7/1/22	900	1,000
5% 7/1/23	1,000	1,120
5% 7/1/24	2,000	2,248
5% 7/1/25	1,770	1,998
Montgomery County Gen. Oblig. Series 2011 A, 5% 7/1/20	16,000	17,367

TOTAL MARYLAND		55,559

Massachusetts - 2.0%
Massachusetts Bay Trans. Auth. Sales Tax Rev. Series 2006 B, 5.25% 7/1/18	2,300	2,440
Massachusetts Dev. Fin. Agcy. Rev.:
(Boston College Proj.) Series Q2, 5% 7/1/17	1,370	1,397
Series 2016 I:
5% 7/1/21	500	556
5% 7/1/22	600	671
5% 7/1/23	675	765
5% 7/1/24	550	630
5% 7/1/25	500	578
5% 7/1/26	1,000	1,162
Massachusetts Edl. Fing. Auth. Rev. Series 2013, 5% 7/1/19 (b)	4,725	5,001
Massachusetts Gen. Oblig.:
Bonds Series 2014 D1, 1.05%, tender 7/1/20 (a)	32,000	31,554
Series 2004 B, 5.25% 8/1/20	12,700	14,237
Series 2007 C, 5% 8/1/19 (Pre-Refunded to 8/1/17 @ 100)	2,000	2,046
Massachusetts Health & Edl. Facilities Auth. Rev. Bonds Series 2007 G6, 1.6%, tender 1/5/17 (a)	2,900	2,909
Medford Gen. Oblig. Series 2011 B, 4% 3/1/19	3,570	3,761

TOTAL MASSACHUSETTS		67,707

Michigan - 3.3%
Detroit Swr. Disp. Rev. Series 2006 D, 1.167% 7/1/32 (a)	4,070	3,553
Grand Blanc Cmnty. Schools Series 2013:
5% 5/1/19	1,225	1,318
5% 5/1/20	2,635	2,894
5% 5/1/21	2,150	2,405
5% 5/1/22	1,850	2,096
Grand Rapids Pub. Schools Series 2016:
4% 5/1/17 (FSA Insured)	500	505
4% 5/1/18 (FSA Insured)	1,950	2,015
Kalamazoo Hosp. Fin. Auth. Hosp. Facilities Rev. Series 2016:
5% 5/15/22	1,000	1,135
5% 5/15/24	550	637
5% 5/15/25	650	759
5% 5/15/26	625	732
Kent Hosp. Fin. Auth. Hosp. Facilities Rev. (Spectrum Health Sys. Proj.) Series 2011 A:
5% 11/15/18	1,250	1,334
5% 11/15/19	1,000	1,087
Michigan Bldg. Auth. Rev. (Facilities Prog.) Series 2016 I:
5% 4/15/22	1,000	1,138
5% 4/15/23	1,350	1,550
5% 4/15/24	1,480	1,716
Michigan Fin. Auth. Rev.:
Bonds 1.1%, tender 8/15/19 (a)	4,250	4,174
Series 2012 A:
5% 6/1/17 (Escrowed to Maturity)	1,410	1,433
5% 6/1/18 (Escrowed to Maturity)	2,430	2,557
Series 2015 A:
5% 8/1/22	2,400	2,696
5% 8/1/23	3,800	4,313
Michigan Gen. Oblig. Series 2016:
5% 3/15/20	3,330	3,658
5% 3/15/21	1,000	1,119
5% 3/15/22	2,330	2,640
5% 3/15/23	4,000	4,585
Michigan Hosp. Fin. Auth. Rev.:
(McLaren Health Care Corp. Proj.) Series 2008 A, 5.75% 5/15/38 (Pre-Refunded to 5/15/18 @ 100)	1,190	1,264
Bonds:
Series 1999:
0.95%, tender 2/1/18 (a)	130	130
0.95%, tender 2/1/18 (a)	3,865	3,854
Series 2005 A4, 1.625%, tender 11/1/19 (a)	8,025	7,960
Series 2010 F3, 1.4%, tender 6/29/18 (a)	1,900	1,904
Series 2010 F4, 1.95%, tender 4/1/20 (a)	6,545	6,533
Michigan Strategic Fund Ltd. Oblig. Rev. Bonds Series CC, 1.45%, tender 9/1/21 (a)	7,195	6,961
Portage Pub. Schools Series 2016:
5% 5/1/23	2,035	2,332
5% 11/1/23	1,365	1,571
5% 5/1/24	1,920	2,223
5% 11/1/24	2,000	2,327
5% 5/1/25	1,125	1,314
5% 11/1/25	1,220	1,430
5% 5/1/26	1,700	1,997
5% 11/1/26	1,180	1,382
5% 11/1/28	1,005	1,166
Royal Oak Hosp. Fin. Auth. Hosp. Rev. Series 2014 D:
5% 9/1/21	1,500	1,665
5% 9/1/23	500	568
Spring Lake Pub. Schools:
Series 2014, 5% 5/1/19	2,300	2,475
5% 11/1/19	2,775	3,021
5% 5/1/20	3,630	3,987
5% 11/1/20	1,745	1,935
5% 5/1/21	4,110	4,591

TOTAL MICHIGAN		114,639

Minnesota - 0.4%
Minneapolis & Saint Paul Metropolitan Arpts. Commission Arpt. Rev.:
Series 2014 A:
5% 1/1/22	1,000	1,138
5% 1/1/23	1,000	1,156
Series 2014 B:
5% 1/1/21 (b)	2,290	2,512
5% 1/1/22 (b)	2,000	2,213
5% 1/1/23 (b)	1,000	1,116
Western Minnesota Muni. Pwr. Agcy. Pwr. Supply Rev. Series 2014 A:
5% 1/1/22	1,000	1,141
5% 1/1/23	1,500	1,742
5% 1/1/24	1,000	1,176

TOTAL MINNESOTA		12,194

Mississippi - 0.1%
Mississippi Gen. Oblig. (Cap. Impts. Proj.) Series 2012 D, 1.25% 9/1/17 (a)	2,860	2,862
Missouri - 0.0%
Saint Louis Arpt. Rev. Series 2013, 5% 7/1/18	765	805
Nebraska - 0.0%
Nebraska Pub. Pwr. District Rev. Series 2012 C, 5% 1/1/22 (Pre-Refunded to 1/1/18 @ 100)	1,100	1,143
Nevada - 1.2%
Humboldt County Nev Poll. Cont. Rev. Bonds (Seirra Pacific Pwr. Co. Projs.) Series 2016 A, 1.25%, tender 6/3/19 (a)	2,000	1,962
Las Vegas Valley Wtr. District Wtr. Impt. Gen. Oblig.:
Series 2016 B, 3% 6/1/18	1,020	1,046
Series 2016, 3% 6/1/17	2,195	2,214
Nevada Gen. Oblig.:
Series 2010 C, 5% 6/1/19	12,140	13,134
Series 2012 B, 5% 8/1/20	2,230	2,480
Series 2013 D1:
5% 3/1/23	4,500	5,236
5% 3/1/24	2,700	3,133
Washoe County Gas & Wtr. Facilities Bonds (Seirra Pacific Pwr. Co. Projs.) Series 2016 B, 3%, tender 6/1/22 (a)	5,300	5,422
Washoe County Gas Facilities Rev. Bonds (Seirra Pacific Pwr. Co. Projs.) Series 2016 A, 1.5%, tender 6/3/19 (a)(b)	6,125	6,011

TOTAL NEVADA		40,638

New Hampshire - 0.4%
New Hampshire Health & Ed. Facilities Auth. Rev.:
Series 2012:
4% 7/1/20	2,705	2,837
4% 7/1/21	1,520	1,603
Series 2016:
5% 10/1/21	1,250	1,368
5% 10/1/23	1,675	1,850
New Hampshire Tpk. Sys. Rev. Series 2012 B:
5% 2/1/17	3,000	3,009
5% 2/1/18	2,500	2,603

TOTAL NEW HAMPSHIRE		13,270

New Jersey - 5.9%
Camden County Impt. Auth. Health Care Redev. Rev. Series 2014 A:
5% 2/15/20	3,000	3,243
5% 2/15/21	2,500	2,746
5% 2/15/22	2,500	2,774
5% 2/15/23	2,750	3,078
New Jersey Econ. Dev. Auth. Rev.:
Series 2005 K, 5.5% 12/15/19	8,030	8,601
Series 2011 EE:
5% 9/1/20	1,350	1,432
5% 9/1/20 (Escrowed to Maturity)	3,650	4,070
Series 2012 II:
5% 3/1/21	6,800	7,210
5% 3/1/22	6,290	6,634
Series 2013 NN, 5% 3/1/19 (Escrowed to Maturity)	8,165	8,783
Series 2013, 5% 3/1/23	6,000	6,284
Series 2014 PP, 5% 6/15/19	17,000	17,816
New Jersey Edl. Facility:
Series 2014:
5% 6/15/20	11,000	11,652
5% 6/15/21	11,000	11,664
Series 2016 A:
4% 7/1/18	3,585	3,698
5% 7/1/21	2,200	2,405
5% 7/1/22	6,300	6,943
5% 7/1/23	3,390	3,772
5% 7/1/24	7,915	8,835
New Jersey Gen. Oblig. Series O, 5% 8/1/17	6,940	7,091
New Jersey Health Care Facilities Fing. Auth. Rev. Series 2016 A:
5% 7/1/19 (c)	1,500	1,577
5% 7/1/24	1,225	1,410
5% 7/1/24	1,005	1,130
New Jersey Higher Ed. Student Assistance Auth. Student Ln. Rev. Series 2013:
5% 12/1/18 (b)	6,000	6,309
5% 12/1/19 (b)	3,850	4,104
New Jersey Tpk. Auth. Tpk. Rev.:
Series 2013 A, 5% 1/1/24	4,345	4,930
Series 2013 C, 1.2% 1/1/17 (a)	16,000	16,000
New Jersey Trans. Trust Fund Auth.:
Series 2003 B, 5.25% 12/15/19	3,870	4,111
Series 2012 AA, 5% 6/15/19	1,500	1,573
Series 2013 A:
5% 12/15/19	6,455	6,812
5% 6/15/20	18,000	18,988
Series 2016 A, 5% 6/15/27	4,050	4,386
New Jersey Transit Corp. Ctfs. of Prtn. Series 2014 A, 5% 9/15/21	4,900	5,313

TOTAL NEW JERSEY		205,374

New Mexico - 0.6%
Farmington Poll. Cont. Rev. Bonds (Southern California Edison Co. Four Corners Proj.):
Series 2005 B, 1.875%, tender 4/1/20 (a)	11,000	10,902
Series 2011, 1.875%, tender 4/1/20 (a)	6,290	6,234
Rio Rancho Wtr. & Wastewtr. Sys. Rev. Series 2009, 5% 5/15/17 (FSA Insured)	4,480	4,544

TOTAL NEW MEXICO		21,680

New York - 9.2%
Dorm. Auth. New York Univ. Rev. Series 2016 A:
5% 7/1/22	500	566
5% 7/1/24	1,850	2,131
Dutchess County Local Dev. Corp. Rev. (Health Quest Systems, Inc. Proj.) Series 2010 A:
5% 7/1/18 (Assured Guaranty Corp. Insured) (FSA Insured)	1,100	1,157
5% 7/1/19 (Assured Guaranty Corp. Insured) (FSA Insured)	640	690
Long Island Pwr. Auth. Elec. Sys. Rev. Series 2016 B:
5% 9/1/25	2,800	3,289
5% 9/1/26	1,245	1,471
Metropolitan Trans. Auth. Svc. Contract Rev. Series 2002 A, 5.5% 7/1/17	5,000	5,112
New York City Gen. Oblig.:
Series 2008 C, 5.25% 8/1/17	2,280	2,337
Series 2010 F, 5% 8/1/17	8,365	8,561
Series 2011 B, 5% 8/1/17	1,000	1,023
Series 2012 C, 4% 8/1/17	2,740	2,789
Series 2015 C, 5% 8/1/25	1,700	2,008
Series 2015 F1, 3% 6/1/17	14,370	14,495
New York City Transitional Fin. Auth. Bldg. Aid Rev. Series 2015 S2, 3% 7/15/17	9,565	9,669
New York City Transitional Fin. Auth. Rev.:
Series 2003 B, 5% 2/1/20	3,000	3,305
Series 2010 B:
5% 11/1/17	11,740	12,125
5% 11/1/17 (Escrowed to Maturity)	18,260	18,866
5% 11/1/20	5,950	6,497
Series 2010 D:
5% 11/1/17	8,015	8,278
5% 11/1/17 (Escrowed to Maturity)	2,100	2,168
Series 2012 A:
5% 11/1/17	6,180	6,383
5% 11/1/17 (Escrowed to Maturity)	820	847
5% 11/1/20	4,500	5,040
New York Dorm. Auth. Mental Health Svcs. Facilities Impt. Rev.:
(State Univ. Proj.) Series 2012 A, 5% 5/15/20	4,000	4,427
Series 2012 A, 4% 5/15/20	8,000	8,593
New York Dorm. Auth. Personal Income Tax Rev. Series 2012 A, 5% 12/15/20	8,500	9,555
New York Dorm. Auth. Revs. Series 2008 D, 5.25% 8/15/17 (FSA Insured)	7,000	7,182
New York Dorm. Auth. Sales Tax Rev. Series 2015 A, 5% 3/15/17	90,000	90,725
New York Metropolitan Trans. Auth. Rev.:
Series 2003 B, 5.25% 11/15/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,200	5,716
Series 2008 B2:
5% 11/15/19	6,185	6,756
5% 11/15/20	5,500	6,130
5% 11/15/21	4,000	4,531
Series 2012 B, 5% 11/15/22	2,000	2,298
Series 2012 D, 5% 11/15/18	2,515	2,684
Series 2012 E:
4% 11/15/19	4,000	4,258
5% 11/15/21	2,435	2,758
Series 2012 F, 5% 11/15/19	5,000	5,462
New York Thruway Auth. Gen. Rev. Series 2013 A, 5% 5/1/19	20,400	21,979
New York Thruway Auth. Second Gen. Hwy. & Bridge Trust Fund:
Series 2010 A, 5% 4/1/17	1,000	1,010
Series 2011 A1:
5% 4/1/17	1,500	1,515
5% 4/1/18	3,500	3,669
New York Trans. Dev. Corp. (Term. One Group Assoc. L.P. Proj.) Series 2015, 5% 1/1/17 (b)	8,890	8,890
Tobacco Settlement Fing. Corp. Series 2013 B, 5% 6/1/21	65	65
Triborough Bridge & Tunnel Auth. Revs. Series Y, 5.5% 1/1/17 (Escrowed to Maturity)	760	760

TOTAL NEW YORK		317,770

North Carolina - 0.7%
Dare County Ctfs. of Prtn. Series 2012 B:
4% 6/1/17	1,000	1,012
4% 6/1/18	1,280	1,330
4% 6/1/20	1,000	1,073
5% 6/1/19	1,305	1,411
Mecklenburg County Pub. Facilities Corp. Series 2009, 5% 3/1/18	1,500	1,568
North Carolina Cap. Facilities Fin. Agcy. Rev. Bonds (Republic Svcs., Inc. Proj.) Series 2013, 1.25%, tender 3/15/17 (a)(b)	2,200	2,200
North Carolina Med. Care Commission Hosp. Rev. (North Carolina Baptist Hosp. Proj.) Series 2010:
5% 6/1/17	3,220	3,271
5% 6/1/18	3,820	4,016
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev. Series 2015 E:
5% 1/1/22	5,000	5,683
5% 1/1/23	1,500	1,734

TOTAL NORTH CAROLINA		23,298

Ohio - 2.7%
Akron Bath Copley Hosp. District Rev. Series 2016, 5% 11/15/24	2,000	2,232
American Muni. Pwr., Inc. Rev. Bonds Series B, 5%, tender 8/15/20 (a)	35,000	37,930
Buckeye Tobacco Settlement Fing. Auth. Series 2007 A1, 5% 6/1/17	3,500	3,554
Cincinnati City School District 5.25% 12/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,555	3,823
Cleveland Arpt. Sys. Rev.:
5% 1/1/20 (FSA Insured)	425	462
5% 1/1/22 (FSA Insured)	1,325	1,493
5% 1/1/24 (FSA Insured)	1,200	1,385
5% 1/1/25 (FSA Insured)	1,250	1,451
5% 1/1/26 (FSA Insured)	500	576
Columbus Gen. Oblig. Series 2013 1, 5% 7/1/17	2,075	2,117
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013:
5% 6/15/22	2,145	2,356
5% 6/15/23	1,855	2,061
Franklin County Hosp. Facilities Rev. Series 2016 C, 5% 11/1/23	2,860	3,327
Hamilton County Convention Facilities Auth. Rev. Series 2014:
5% 12/1/19	1,910	2,056
5% 12/1/20	2,205	2,413
5% 12/1/21	2,045	2,268
Hamilton County Student Hsg. Rev. (Stratford Heights Proj.) Series 2010, 5% 6/1/17 (FSA Insured)	1,160	1,179
Ohio Gen. Oblig.:
(Higher Ed. Proj.) Series 2010 A, 5% 8/1/17	3,290	3,367
Series 2011 A, 5% 8/1/17	3,070	3,142
Series 2012 C, 5% 9/15/21	4,350	4,955
Ohio Higher Edl. Facility Commission Rev. (Univ. Hosp. Health Sys. Proj.) Series 2010 A, 5% 1/15/17	1,000	1,001
Scioto County Hosp. Facilities Rev. Series 2016:
5% 2/15/21	650	719
5% 2/15/22	1,100	1,235
5% 2/15/23	2,120	2,410
5% 2/15/24	1,640	1,887
5% 2/15/25	1,710	1,981
5% 2/15/26	1,250	1,457

TOTAL OHIO		92,837

Oklahoma - 0.4%
Oklahoma City Pub. Property Auth. Hotel Tax Rev. Series 2015, 5% 10/1/17	450	463
Oklahoma Dev. Fin. Auth. Rev.:
(Saint John Health Sys. Proj.) Series 2012, 5% 2/15/23	2,600	2,911
Series 2004 A, 2.375% 12/1/21	1,350	1,384
Series 2012, 5% 2/15/21	1,600	1,784
Tulsa County Independent School Disctrict #9 Series 2015, 2% 4/1/17	3,000	3,008
Tulsa County Indl. Auth. Edl. Facilities Lease Rev. (Jenks Pub. Schools Proj.) Series 2009, 5.5% 9/1/18	5,215	5,567

TOTAL OKLAHOMA		15,117

Pennsylvania - 5.0%
Franklin County Indl. Dev. Auth. (The Chambersburg Hosp. Proj.) Series 2010, 5% 7/1/17	1,255	1,279
Lehigh County Indl. Dev. Auth. Poll. Cont. Rev. Bonds 0.9%, tender 8/15/17 (a)	10,255	10,221
Montgomery County Higher Ed. & Health Auth. Hosp. Rev. (Abington Memorial Hosp. Proj.) Series 2009 A, 5% 6/1/17	2,200	2,235
Montgomery County Higher Ed. & Health Auth. Rev. Series 2014 A:
4% 10/1/18	1,000	1,032
4% 10/1/19	660	688
5% 10/1/20	1,260	1,368
Mount Lebanon School District Series 2015, 4% 2/15/18	865	893
Pennsylvania Econ. Dev. Auth. Governmental Lease (Forum Place Proj.) Series 2012:
5% 3/1/18	2,455	2,558
5% 3/1/19	2,310	2,453
5% 3/1/20	2,140	2,318
Pennsylvania Econ. Dev. Fin. Auth. Unemployment Compensation Rev. Series 2012 B:
5% 1/1/22	5,000	5,097
5% 7/1/22	3,795	3,827
Pennsylvania Econ. Dev. Fing. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2013, 0.85%, tender 2/1/17 (a)(b)	18,500	18,498
Pennsylvania Gen. Oblig.:
Series 2011, 5% 7/1/21	1,900	2,129
Series 2012, 5% 6/1/18	3,410	3,580
Series 2016:
5% 2/1/21	8,825	9,819
5% 2/1/22	9,265	10,470
5% 2/1/23	9,075	10,368
5% 2/1/24	10,215	11,754
5% 6/1/17	9,000	9,148
5% 8/15/17	18,000	18,440
Pennsylvania Higher Edl. Facilities Auth. Rev. Series 2014:
5% 12/1/19	340	372
5% 12/1/21	275	313
5% 12/1/22	855	989
Pennsylvania Pub. School Bldg. Auth. School Rev. (The School District of Harrisburg Proj.) Series 2016 A, 5% 12/1/21 (FSA Insured)	5,000	5,547
Pennsylvania Tpk. Commission Tpk. Rev. Series 2013 A, 1.32% 12/1/17 (a)	6,400	6,399
Philadelphia Gen. Oblig. Series 2011:
5.25% 8/1/17	6,165	6,307
5.25% 8/1/18	5,515	5,840
Philadelphia Muni. Auth. Rev. Series 2013 A:
5% 11/15/17	6,635	6,853
5% 11/15/18	3,430	3,650
Philadelphia School District Series 2016 D, 5% 9/1/17	1,000	1,022
Southeastern Pennsylvania Trans. Auth. Rev. Series 2011:
5% 6/1/18	1,000	1,049
5% 6/1/19	200	215
State Pub. School Bldg. Auth. Lease Rev. (Philadelphia School District Proj.) Series 2012:
5% 4/1/19	1,305	1,374
5% 4/1/20	1,250	1,333
5% 4/1/21	1,000	1,075
Unionville-Chadds Ford School District Gen. Oblig. Series 2009, 5% 6/1/20	1,190	1,289

TOTAL PENNSYLVANIA		171,802

Rhode Island - 0.9%
Rhode Island & Providence Plantations Series 2015 A, 4% 8/1/17	5,000	5,086
Rhode Island Health & Edl. Bldg. Corp. Higher Ed. Facilities Rev.:
Series 2013 A:
5% 5/15/18	1,000	1,043
5% 5/15/19	1,500	1,602
Series 2016:
5% 5/15/20	660	710
5% 5/15/22	2,000	2,190
5% 5/15/23	1,205	1,327
5% 5/15/24	2,350	2,596
5% 5/15/25	5,505	6,086
Rhode Island Health & Edl. Bldg. Corp. Pub. Schools Rev. Series 2015, 5% 5/15/25 (FSA Insured)	6,040	7,000
Tobacco Setlement Fing. Corp. Series 2015 A:
5% 6/1/26	3,500	3,794
5% 6/1/27	1,000	1,073

TOTAL RHODE ISLAND		32,507

South Carolina - 1.5%
Lexington County Health Svcs. District, Inc. Hosp. Rev. Series 2011, 5% 11/1/19	1,190	1,293
Scago Edl. Facilities Corp. for Colleton School District (School District of Colleton County Proj.) Series 2015:
5% 12/1/23	4,440	5,067
5% 12/1/26	1,100	1,244
South Carolina Pub. Svc. Auth. Rev.:
Series 2012 B:
5% 12/1/17	2,000	2,071
5% 12/1/20	1,000	1,116
Series 2012 C, 5% 12/1/17	10,535	10,910
Series 2014 C:
5% 12/1/22	1,100	1,269
5% 12/1/23	5,000	5,830
Series 2015 C, 5% 12/1/18	15,000	16,029
South Carolina Trans. Infrastructure Bank Rev. Series 2012 B, 5% 10/1/17	8,000	8,232

TOTAL SOUTH CAROLINA		53,061

South Dakota - 0.2%
South Dakota Health & Edl. Facilities Auth. Rev.:
(Reg'l. Health Proj.) Series 2010, 5% 9/1/17	490	502
Series 2011:
5% 9/1/17	1,100	1,127
5% 9/1/18	1,200	1,269
5% 9/1/19	1,255	1,353
Series 2014 B:
4% 11/1/19	400	425
4% 11/1/20	625	671
4% 11/1/21	500	542
5% 11/1/22	375	430

TOTAL SOUTH DAKOTA		6,319

Tennessee - 0.1%
Knox County Health Edl. & Hsg. Facilities Board Rev. Series 2016:
5% 9/1/25	1,670	1,885
5% 9/1/26	1,835	2,064
Metropolitan Nashville Arpt. Auth. Rev. Series 2010 A, 5% 7/1/17	1,100	1,121

TOTAL TENNESSEE		5,070

Texas - 9.6%
Allen Independent School District Series 2013, 4% 2/15/18	1,290	1,331
Austin Elec. Util. Sys. Rev. 0% 5/15/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,500	4,419
Austin Independent School District Series 2004, 5% 8/1/17	1,450	1,484
Bastrop Independent School District Series 2007, 5.25% 2/15/37 (Pre-Refunded to 2/15/17 @ 100)	2,705	2,718
Brownsville Util. Sys. Rev. Series 2015, 5% 9/1/17	2,135	2,187
Carroll Independent School District Series 2009 C, 5.25% 2/15/19	1,000	1,080
Central Reg'l. Mobility Auth. Series 2016:
5% 1/1/21	500	547
5% 1/1/22	1,500	1,661
5% 1/1/23	2,450	2,730
5% 1/1/24	3,370	3,779
5% 1/1/26	2,865	3,234
Cypress-Fairbanks Independent School District Bonds Series 2014 B3, 1.05%, tender 8/15/17 (a)	2,025	2,022
Dallas County Gen. Oblig. Series 2016:
5% 8/15/22	3,520	4,072
5% 8/15/23	3,000	3,518
Dallas Fort Worth Int'l. Arpt. Rev.:
Series 2013 F:
5% 11/1/19	2,000	2,180
5% 11/1/20	1,500	1,671
5% 11/1/21	3,000	3,384
5% 11/1/22	5,000	5,717
Series 2014 D, 5% 11/1/23 (b)	1,950	2,202
Dallas Independent School District Bonds:
Series 2016 B1, 3%, tender 2/15/17 (a)	1,985	1,990
Series 2016 B2, 4%, tender 2/15/18 (a)	3,970	4,082
Series 2016 B3, 5%, tender 2/15/19 (a)	6,000	6,420
Series 2016 B4, 5%, tender 2/15/20 (a)	7,000	7,632
Series 2016 B5, 5%, tender 2/15/21 (a)	8,000	8,946
Series 2016 B6, 5%, tender 2/15/22 (a)	10,000	11,383
Dallas Wtrwks. & Swr. Sys. Rev. Series 2011, 5% 10/1/18	1,600	1,703
Dickinson Independent School District Bonds Series 2013, 1.05%, tender 8/1/17 (a)	5,150	5,143
El Paso Gen. Oblig. Series 2014, 5% 8/15/18	2,695	2,856
Harris County Gen. Oblig. Series 2015 A, 4% 10/1/17	2,500	2,557
Houston Arpt. Sys. Rev.:
Series 2011 A, 5% 7/1/17 (b)	7,380	7,517
Series 2012 A, 5% 7/1/23 (b)	2,000	2,226
Kermit Independent School District Series 2007, 5.25% 2/15/32 (Pre-Refunded to 2/15/17 @ 100)	1,300	1,306
Lewisville Independent School District Series 2009, 5% 8/15/17	1,170	1,199
Lower Colorado River Auth. Rev.:
(LCRA Transmission Svcs. Corp. Proj.) Series 2010, 5% 5/15/18	3,140	3,299
Series 2010, 5% 5/15/17	3,005	3,048
Lubbock Health Facilities Dev. Corp. Rev. (St. Joseph Health Sys. Proj.) Series 2008 B:
5% 7/1/17	2,800	2,854
5% 7/1/18	3,030	3,196
Mansfield Independent School District Series 2009, 4% 2/15/17	1,840	1,847
Newark Higher Ed. Fin. Corp. (Abilene Christian Univ. Proj.) Series 2016 A, 5% 4/1/26	2,480	2,882
North East Texas Independent School District:
Bonds Series 2013 B, 1.42%, tender 8/1/21 (a)	3,505	3,381
Series 2007 A, 5% 8/1/24 (Pre-Refunded to 8/1/17 @ 100)	10,000	10,232
North Harris County Reg'l. Wtr. Auth. Series 2013, 4% 12/15/22	1,580	1,732
North Texas Tollway Auth. Rev.:
Bonds Series 2012 C, 1.95%, tender 1/1/19 (a)	8,500	8,487
Series 2016 A, 5% 1/1/26	13,000	14,928
5.75% 1/1/38 (Pre-Refunded to 1/1/18 @ 100)	7,830	8,185
Northside Independent School District Bonds:
Series 2011 A, 2%, tender 6/1/19 (a)	6,225	6,245
1.2%, tender 8/1/17 (a)	28,155	28,139
2%, tender 6/1/21 (a)	10,000	9,975
Plano Independent School District 5% 2/15/18	2,500	2,608
Port Houston Auth. Harris County Series 2015 B, 5% 10/1/17 (b)	2,000	2,058
Round Rock Independent School District Series 2015, 5% 8/1/17	5,000	5,117
Sam Rayburn Muni. Pwr. Agcy. Series 2012, 5% 10/1/20	1,000	1,088
San Antonio Pub. Facilities Corp. and Rfdg. Lease (Convention Ctr. Proj.) Series 2012:
5% 9/15/20	1,000	1,106
5% 9/15/21	1,000	1,126
5% 9/15/22	3,440	3,925
San Antonio Wtr. Sys. Rev. Series 2012:
4% 5/15/19	1,500	1,589
5% 5/15/20	6,000	6,646
Southwest Higher Ed. Auth. Rev. (Southern Methodist Univ. Proj.) Series 2016 A:
5% 10/1/20	3,480	3,878
5% 10/1/21	3,000	3,406
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev.:
(Scott & White Healthcare Proj.) Series 2013 A:
5% 8/15/21	750	851
5% 8/15/23	1,000	1,169
Series 2013:
4% 9/1/18	400	417
5% 9/1/19	655	706
5% 9/1/20	915	1,006
5.75% 11/15/24 (Pre-Refunded to 11/15/18 @ 100)	2,385	2,576
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev.:
Series 2016 A, 5% 2/15/26	1,500	1,788
Series 2017 A, 5% 2/15/24	2,000	2,341
5.75% 7/1/18	1,830	1,905
Texas Pub. Fin. Auth. Rev. Series 2014 B, 4% 7/1/17	2,100	2,104
Texas Trans. Commission Central Texas Tpk. Sys. Rev. Bonds Series 2015 A, 5%, tender 4/1/20 (a)	12,885	14,057
Texas Trans. Commission State Hwy. Fund Rev. Series 2015, 3% 10/1/17	34,000	34,507
Tomball Independent School District 5% 2/15/17 (Assured Guaranty Corp. Insured)	1,105	1,110
Trinity River Auth. Reg'l. Wastewtr. Sys. Rev. Series 2016, 5% 8/1/23	1,585	1,852
Univ. of Texas Board of Regents Sys. Rev. Series 2010 B, 5% 8/15/21	1,800	2,049
Univ. of Texas Permanent Univ. Fund Rev.:
Series 2015 B, 4% 7/1/17	5,625	5,711
Series 2015, 5% 7/1/17	1,985	2,025

TOTAL TEXAS		332,047

Utah - 0.0%
Utah Associated Muni. Pwr. Sys. Rev. (Payson Pwr. Proj.) 5% 9/1/17	1,090	1,118
Virginia - 1.0%
Chesapeake Trans. Sys. Toll Road Rev. Series 2012 A:
4% 7/15/20	605	641
5% 7/15/21	400	444
Fairfax County Gen. Oblig.:
5% 10/1/20	6,710	7,527
5% 10/1/21	3,000	3,436
Fredericksburg Econ. Dev. Auth. Rev. Series 2014, 5% 6/15/24	2,340	2,697
Stafford County Econ. Dev. Auth. Hosp. Facilities Rev. Series 2016:
5% 6/15/24	650	749
5% 6/15/25	1,000	1,155
5% 6/15/26	1,715	1,988
Virginia College Bldg. Auth. Edl. Facilities Rev. (21st Century College and Equip. Progs.) Series 2015 D, 5% 2/1/17	12,830	12,869
York County Econ. Dev. Auth. Poll. Cont. Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2009 A, 1.875%, tender 5/16/19 (a)	2,500	2,500

TOTAL VIRGINIA		34,006

Washington - 1.4%
Grant County Pub. Util. District #2 Series 2012 A:
5% 1/1/20	1,375	1,503
5% 1/1/21	1,865	2,083
King County Highline School District # 401 Series 2009, 5% 12/1/17	2,950	3,056
Port of Seattle Rev.:
Series 2010 C, 5% 2/1/17 (b)	2,500	2,507
Series 2015 B, 5% 3/1/17	5,000	5,032
Series 2016 B:
5% 10/1/20 (b)	2,935	3,251
5% 10/1/21 (b)	2,780	3,122
5% 10/1/22 (b)	2,500	2,844
5% 10/1/23 (b)	3,030	3,483
Seattle Muni. Lt. & Pwr. Rev. Series 2010 B, 5% 2/1/17	2,000	2,006
Tacoma Elec. Sys. Rev. Series 2013 A:
4% 1/1/20	5,000	5,329
4% 1/1/21	2,000	2,159
5% 1/1/20	3,000	3,285
5% 1/1/21	1,770	1,978
Washington Gen. Oblig. Series 2012 AR, 5% 7/1/18	5,000	5,283

TOTAL WASHINGTON		46,921

West Virginia - 0.4%
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev. Bonds:
(Appalachian Pwr. Co. Amos Proj.) Series 2011 A, 1.7%, tender 9/1/20 (a)(b)	6,760	6,528
1.9%, tender 4/1/19 (a)	6,285	6,259

TOTAL WEST VIRGINIA		12,787

Wisconsin - 0.5%
Madison Gen. Oblig. Series 2014 A, 5% 10/1/21	3,215	3,660
Milwaukee County Arpt. Rev. Series 2013 A:
5% 12/1/20 (b)	1,330	1,471
5% 12/1/22 (b)	1,470	1,672
5.25% 12/1/23 (b)	1,540	1,767
Wisconsin Health & Edl. Facilities:
Bonds Series 2013 B, 4%, tender 3/1/18 (a)	2,090	2,156
Series 2014:
4% 5/1/18	375	384
4% 5/1/19	285	295
5% 5/1/20	410	441
5% 5/1/21	640	697
Wisconsin Health & Edl. Facilities Auth. Rev.:
(Aurora Health Care, Inc. Proj.) Series 2010 A, 5% 4/15/17	1,500	1,517
(Thedacare, Inc. Proj.) Series 2010, 5% 12/15/17	1,540	1,595
Series 2012, 5% 10/1/21	1,400	1,584

TOTAL WISCONSIN		17,239

TOTAL MUNICIPAL BONDS
(Cost $3,256,982)		3,240,845

Municipal Notes - 4.1%
Connecticut - 0.3%
New Britain Gen. Oblig. BAN 2% 3/23/17	5,000	$5,015
New Haven Gen. Oblig. TAN Series 2016, 2.5% 5/18/17	2,600	2,611
New London BAN Series 2016, 2% 3/23/17	4,800	4,808

TOTAL CONNECTICUT		12,434

Kentucky - 0.1%
Kentucky Pub. Trans. BAN Series 2013 A, 5% 7/1/17	2,165	2,199
New Jersey - 0.5%
Hackensack City Tax Appeal Nts BAN Series 2016, 2% 11/6/17	8,900	8,946
New Brunswick Gen. Oblig. BAN Series 2016, 3% 6/6/17	7,723	7,775

TOTAL NEW JERSEY		16,721

New York - 3.1%
Albany Gen. Oblig. BAN Series 2016, 2% 6/30/17	14,600	14,652
Binghamton Gen. Oblig. BAN Series 2016, 2.5% 11/17/17	4,250	4,294
Rockland County Gen. Oblig. TAN Series 2016, 2% 3/16/17	3,500	3,506
Sachem Central School District of Holbrook TAN Series 2016, 1.5% 6/29/17	10,400	10,409
Suffolk County Gen. Oblig. TAN Series 2017, 2% 7/26/17	66,600	66,860
Syracuse Gen. Oblig. RAN Series 2016 B, 2% 6/30/17	6,800	6,824

TOTAL NEW YORK		106,545

Ohio - 0.1%
Belmont County BAN Series 2016, 1.375% 8/31/17	2,300	2,300
TOTAL MUNICIPAL NOTES
(Cost $140,353)		140,199
	Shares	Value (000s)

Money Market Funds - 0.7%
Fidelity Municipal Cash Central Fund, 0.79% (d)(e)
(Cost $25,102)	25,099,490	25,099
TOTAL INVESTMENT PORTFOLIO - 98.3%
(Cost $3,422,437)		3,406,143
NET OTHER ASSETS (LIABILITIES) - 1.7%		58,857
NET ASSETS - 100%		$3,465,000

Security Type Abbreviations

BAN – BOND ANTICIPATION NOTE

TAN – TAX ANTICIPATION NOTE

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (d) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Municipal Cash Central Fund	$663
Total	$663

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Municipal Securities	$3,381,044	$--	$3,381,044	$--
Money Market Funds	25,099	25,099	--	--
Total Investments in Securities:	$3,406,143	$25,099	$3,381,044	$--

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	42.4%
Transportation	11.5%
Health Care	10.5%
Special Tax	9.7%
Electric Utilities	9.4%
Others* (Individually Less Than 5%)	16.5%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		December 31, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $3,397,335)	$3,381,044
Fidelity Central Funds (cost $25,102)	25,099
Total Investments (cost $3,422,437)		$3,406,143
Cash		37,783
Receivable for fund shares sold		13,699
Interest receivable		38,452
Distributions receivable from Fidelity Central Funds		19
Prepaid expenses		7
Other receivables		10
Total assets		3,496,113
Liabilities
Payable for investments purchased on a delayed delivery basis	$1,606
Payable for fund shares redeemed	26,784
Distributions payable	1,081
Accrued management fee	1,088
Distribution and service plan fees payable	119
Other affiliated payables	381
Other payables and accrued expenses	54
Total liabilities		31,113
Net Assets		$3,465,000
Net Assets consist of:
Paid in capital		$3,481,762
Distributions in excess of net investment income		(47)
Accumulated undistributed net realized gain (loss) on investments		(421)
Net unrealized appreciation (depreciation) on investments		(16,294)
Net Assets		$3,465,000
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($316,679 ÷ 30,303 shares)		$10.45
Maximum offering price per share (100/97.25 of $10.45)		$10.75
Class T:
Net Asset Value and redemption price per share ($19,706 ÷ 1,889 shares)		$10.43
Maximum offering price per share (100/97.25 of $10.43)		$10.72
Class C:
Net Asset Value and offering price per share ($52,842 ÷ 5,066 shares)(a)		$10.43
Limited Term Municipal Income:
Net Asset Value, offering price and redemption price per share ($2,779,251 ÷ 266,416 shares)		$10.43
Class I:
Net Asset Value, offering price and redemption price per share ($296,522 ÷ 28,409 shares)		$10.44

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended December 31, 2016
Investment Income
Interest		$74,144
Income from Fidelity Central Funds		663
Total income		74,807
Expenses
Management fee	$14,159
Transfer agent fees	4,155
Distribution and service plan fees	1,586
Accounting fees and expenses	615
Custodian fees and expenses	28
Independent trustees' fees and expenses	18
Registration fees	214
Audit	56
Legal	11
Miscellaneous	29
Total expenses before reductions	20,871
Expense reductions	(44)	20,827
Net investment income (loss)		53,980
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	312
Total net realized gain (loss)		312
Change in net unrealized appreciation (depreciation) on investment securities		(72,267)
Net gain (loss)		(71,955)
Net increase (decrease) in net assets resulting from operations		$(17,975)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2016	Year ended December 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$53,980	$57,962
Net realized gain (loss)	312	7,031
Change in net unrealized appreciation (depreciation)	(72,267)	(25,919)
Net increase (decrease) in net assets resulting from operations	(17,975)	39,074
Distributions to shareholders from net investment income	(53,929)	(58,133)
Distributions to shareholders from net realized gain	(727)	(7,563)
Total distributions	(54,656)	(65,696)
Share transactions - net increase (decrease)	(259,868)	(152,171)
Redemption fees	58	42
Total increase (decrease) in net assets	(332,441)	(178,751)
Net Assets
Beginning of period	3,797,441	3,976,192
End of period	$3,465,000	$3,797,441
Other Information
Distributions in excess of net investment income end of period	$(47)	$(90)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Limited Term Municipal Income Fund Class A

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$10.64	$10.71	$10.68	$10.86	$10.83
Income from Investment Operations
Net investment income (loss)A	.118	.129	.153	.158	.164
Net realized and unrealized gain (loss)	(.188)	(.048)	.046	(.170)	.034
Total from investment operations	(.070)	.081	.199	(.012)	.198
Distributions from net investment income	(.118)	(.130)	(.153)	(.158)	(.156)
Distributions from net realized gain	(.002)	(.021)	(.016)	(.010)	(.012)
Total distributions	(.120)	(.151)	(.169)	(.168)	(.168)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$10.45	$10.64	$10.71	$10.68	$10.86
Total ReturnC,D	(.68)%	.76%	1.87%	(.11)%	1.84%
Ratios to Average Net AssetsE,F
Expenses before reductions	.80%	.81%	.79%	.78%	.79%
Expenses net of fee waivers, if any	.80%	.81%	.79%	.78%	.79%
Expenses net of all reductions	.80%	.81%	.79%	.78%	.78%
Net investment income (loss)	1.10%	1.21%	1.42%	1.47%	1.51%
Supplemental Data
Net assets, end of period (in millions)	$317	$377	$397	$318	$394
Portfolio turnover rateG	31%	30%	21%	20%	21%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Limited Term Municipal Income Fund Class T

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$10.62	$10.69	$10.66	$10.85	$10.81
Income from Investment Operations
Net investment income (loss)A	.121	.134	.157	.162	.166
Net realized and unrealized gain (loss)	(.188)	(.049)	.046	(.180)	.044
Total from investment operations	(.067)	.085	.203	(.018)	.210
Distributions from net investment income	(.121)	(.134)	(.157)	(.162)	(.158)
Distributions from net realized gain	(.002)	(.021)	(.016)	(.010)	(.012)
Total distributions	(.123)	(.155)	(.173)	(.172)	(.170)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$10.43	$10.62	$10.69	$10.66	$10.85
Total ReturnC,D	(.65)%	.80%	1.91%	(.17)%	1.95%
Ratios to Average Net AssetsE,F
Expenses before reductions	.77%	.77%	.76%	.75%	.77%
Expenses net of fee waivers, if any	.77%	.77%	.76%	.75%	.77%
Expenses net of all reductions	.77%	.77%	.75%	.75%	.76%
Net investment income (loss)	1.14%	1.25%	1.46%	1.50%	1.52%
Supplemental Data
Net assets, end of period (in millions)	$20	$22	$25	$24	$25
Portfolio turnover rateG	31%	30%	21%	20%	21%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Limited Term Municipal Income Fund Class C

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$10.62	$10.69	$10.66	$10.84	$10.81
Income from Investment Operations
Net investment income (loss)A	.038	.050	.072	.077	.082
Net realized and unrealized gain (loss)	(.188)	(.049)	.046	(.169)	.035
Total from investment operations	(.150)	.001	.118	(.092)	.117
Distributions from net investment income	(.038)	(.050)	(.072)	(.078)	(.075)
Distributions from net realized gain	(.002)	(.021)	(.016)	(.010)	(.012)
Total distributions	(.040)	(.071)	(.088)	(.088)	(.087)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$10.43	$10.62	$10.69	$10.66	$10.84
Total ReturnC,D	(1.42)%	.01%	1.11%	(.86)%	1.08%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.55%	1.55%	1.54%	1.54%	1.53%
Expenses net of fee waivers, if any	1.55%	1.55%	1.54%	1.54%	1.53%
Expenses net of all reductions	1.55%	1.55%	1.54%	1.53%	1.53%
Net investment income (loss)	.35%	.47%	.67%	.72%	.76%
Supplemental Data
Net assets, end of period (in millions)	$53	$63	$65	$71	$92
Portfolio turnover rateG	31%	30%	21%	20%	21%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Limited Term Municipal Income Fund

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$10.63	$10.69	$10.66	$10.85	$10.81
Income from Investment Operations
Net investment income (loss)A	.152	.164	.186	.191	.197
Net realized and unrealized gain (loss)	(.198)	(.039)	.046	(.180)	.045
Total from investment operations	(.046)	.125	.232	.011	.242
Distributions from net investment income	(.152)	(.164)	(.186)	(.191)	(.190)
Distributions from net realized gain	(.002)	(.021)	(.016)	(.010)	(.012)
Total distributions	(.154)	(.185)	(.202)	(.201)	(.202)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$10.43	$10.63	$10.69	$10.66	$10.85
Total ReturnC	(.45)%	1.18%	2.19%	.10%	2.25%
Ratios to Average Net AssetsD,E
Expenses before reductions	.48%	.48%	.48%	.48%	.48%
Expenses net of fee waivers, if any	.48%	.48%	.48%	.48%	.48%
Expenses net of all reductions	.48%	.48%	.48%	.48%	.47%
Net investment income (loss)	1.43%	1.54%	1.73%	1.78%	1.81%
Supplemental Data
Net assets, end of period (in millions)	$2,779	$3,058	$3,225	$3,168	$3,624
Portfolio turnover rateF	31%	30%	21%	20%	21%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Limited Term Municipal Income Fund Class I

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$10.63	$10.70	$10.67	$10.85	$10.81
Income from Investment Operations
Net investment income (loss)A	.145	.156	.179	.184	.191
Net realized and unrealized gain (loss)	(.188)	(.048)	.046	(.169)	.045
Total from investment operations	(.043)	.108	.225	.015	.236
Distributions from net investment income	(.145)	(.157)	(.179)	(.185)	(.184)
Distributions from net realized gain	(.002)	(.021)	(.016)	(.010)	(.012)
Total distributions	(.147)	(.178)	(.195)	(.195)	(.196)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$10.44	$10.63	$10.70	$10.67	$10.85
Total ReturnC	(.42)%	1.02%	2.12%	.14%	2.19%
Ratios to Average Net AssetsD,E
Expenses before reductions	.55%	.55%	.55%	.54%	.54%
Expenses net of fee waivers, if any	.55%	.55%	.55%	.54%	.54%
Expenses net of all reductions	.54%	.55%	.54%	.54%	.53%
Net investment income (loss)	1.36%	1.47%	1.67%	1.71%	1.76%
Supplemental Data
Net assets, end of period (in millions)	$297	$276	$263	$207	$206
Portfolio turnover rateF	31%	30%	21%	20%	21%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2016
(Amounts in thousands except percentages)

1. Organization.

Fidelity Limited Term Municipal Income Fund (the Fund) is a fund of Fidelity Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Limited Term Municipal Income and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All current fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period January 1, 2016 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2016 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$21,251
Gross unrealized depreciation	(37,479)
Net unrealized appreciation (depreciation) on securities	$(16,228)
Tax Cost	$3,422,371

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$(16,228)

The Fund intends to elect to defer to its next fiscal year $421 of capital losses recognized during the period November 1, 2016 to December 31, 2016.

The tax character of distributions paid was as follows:

	December 31, 2016	December 31, 2015
Tax-exempt Income	$53,929	$58,133
Long-term Capital Gains	727	7,563
Total	$54,656	$ 65,696

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to .50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2016, the Board of Trustees approved the elimination of these redemption fees effective December 12, 2016.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,136,782 and $1,271,826, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .36% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$919	$93
Class T	-%	.25%	54	1
Class B	.65%	.25%	1	1
Class C	.75%	.25%	612	65
			$1,586	$160

Sales Load. FDC may receive a front-end sales charge of up to 2.75% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 3.00% to 1.00% for Class B shares, 1.00% for Class C shares, .75% or .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$14
Class T	3
Class B(a)	–(b)
Class C(a)	12
$29

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

 (b) In the amount of less than five hundred dollars.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$620.17
Class T	29.13
Class B	–(a)	.11
Class C	101.16
Limited Term Municipal Income	2,927.09
Class I	478.16
	$4,155

 (a) In the amount of less than five hundred dollars.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $10 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses fee by $28.

In addition, during the period the investment adviser reimbursed and/or waived a portion of the fund-level operating expenses in the amount of $16.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2016	Year ended December 31, 2015
From net investment income
Class A	$4,046	$4,860
Class T	246	289
Class B	1	2
Class C	217	303
Limited Term Municipal Income	45,375	48,674
Class I	4,044	4,005
Total	$53,929	$58,133
From net realized gain
Class A	$65	$751
Class T	4	45
Class B	–	1
Class C	11	125
Limited Term Municipal Income	588	6,100
Class I	59	541
Total	$727	$7,563

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2016	Year ended December 31, 2015	Year ended December 31, 2016	Year ended December 31, 2015
Class A
Shares sold	13,917	16,831	$148,531	$179,831
Reinvestment of distributions	351	483	3,741	5,154
Shares redeemed	(19,410)	(18,951)	(206,381)	(202,084)
Net increase (decrease)	(5,142)	(1,637)	$(54,109)	$(17,099)
Class T
Shares sold	682	791	$7,226	$8,447
Reinvestment of distributions	22	30	235	316
Shares redeemed	(874)	(1,080)	(9,260)	(11,510)
Net increase (decrease)	(170)	(259)	$(1,799)	$(2,747)
Class B
Shares sold	3	3	$28	$17
Reinvestment of distributions	–(a)	–(a)	1	3
Shares redeemed	(30)	(14)	(317)	(144)
Net increase (decrease)	(27)	(11)	$(288)	$(124)
Class C
Shares sold	961	1,149	$10,252	$12,246
Reinvestment of distributions	18	34	188	359
Shares redeemed	(1,887)	(1,330)	(20,039)	(14,162)
Net increase (decrease)	(908)	(147)	$(9,599)	$(1,557)
Limited Term Municipal Income
Shares sold	91,180	66,529	$970,470	$709,164
Reinvestment of distributions	3,156	3,861	33,582	41,135
Shares redeemed	(115,740)	(84,109)	(1,224,234)	(895,882)
Net increase (decrease)	(21,404)	(13,719)	$(220,182)	$(145,583)
Class I
Shares sold	15,767	13,372	$167,805	$142,602
Reinvestment of distributions	311	335	3,311	3,575
Shares redeemed	(13,673)	(12,317)	(145,007)	(131,238)
Net increase (decrease)	2,405	1,390	$26,109	$14,939

 (a) In the amount of less than five hundred dollars.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Municipal Trust and Shareholders of Fidelity Limited Term Municipal Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Limited Term Municipal Income Fund (a fund of Fidelity Municipal Trust) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Limited Term Municipal Income Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 17, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 243 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Christine J. Thompson (1958)

Year of Election or Appointment: 2015

Vice President of Fidelity's Bond Funds

Ms. Thompson also serves as Vice President of other funds. Ms. Thompson also serves as Chief Investment Officer of FMR's Bond Group (2010-present) and is an employee of Fidelity Investments (1985-present). Previously, Ms. Thompson served as Vice President of Fidelity's Bond Funds (2010-2012).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period-B July 1, 2016 to December 31, 2016
Class A	.80%
Actual		$1,000.00	$978.60	$3.98
Hypothetical-C		$1,000.00	$1,021.11	$4.06
Class T	.76%
Actual		$1,000.00	$978.70	$3.78
Hypothetical-C		$1,000.00	$1,021.32	$3.86
Class C	1.54%
Actual		$1,000.00	$974.90	$7.64
Hypothetical-C		$1,000.00	$1,017.39	$7.81
Limited Term Municipal Income	.47%
Actual		$1,000.00	$980.10	$2.34
Hypothetical-C		$1,000.00	$1,022.77	$2.39
Class I	.54%
Actual		$1,000.00	$980.70	$2.69
Hypothetical-C		$1,000.00	$1,022.42	$2.75

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2016, $726,749 or, if subsequently determined to be different, the net capital gain of such year.

During fiscal year ended 2016, 100% of the fund's income dividends were free from federal income tax, and 6.96% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Limited Term Municipal Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in May 2016.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Limited Term Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of the retail class ranked below the competitive median for 2015 and the total expense ratio of each of Class A, Class T, Class C, and Class I ranked above the competitive median for 2015. The Board considered that, in general, various factors can affect total expense ratios. The Board considered that each of Class A, Class T, and Class I is above the competitive median primarily due to transfer agent fees. The Board noted that the total expense ratio of Class C was above the competitive median primarily because of its 12b-1 fees. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although some classes were above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces; (x) the approach to considering "fall-out" benefits; and (xi) the impact of money market reform on Fidelity's money market funds, including with respect to costs and profitability. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

ASTM-ANN-0217
1.796592.113

Fidelity® Limited Term Municipal Income Fund Annual Report December 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Fidelity® Limited Term Municipal Income Fund	(0.45)%	1.05%	2.50%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Limited Term Municipal Income Fund, a class of the fund, on December 31, 2006.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond Index performed over the same period.

Period Ending Values
$12,805	Fidelity® Limited Term Municipal Income Fund
$15,158	Bloomberg Barclays Municipal Bond Index

Effective August 24, 2016, all Barclays benchmark indices were co-branded as the Bloomberg Barclays Indices for a period of five years.

Management's Discussion of Fund Performance

Market Recap:  For the 12 months ending December 31, 2016, tax-exempt bonds eked out only a 0.25% return, according to the Bloomberg Barclays Municipal Bond Index. For much of the period, fairly strong demand and a stable credit environment for state and local governments drove moderate muni returns. But a downward trend began in September and steepened through November – the worst month for the muni market since 2008 – as investors became concerned about U.S. President-elect Donald Trump’s expansionary fiscal policy ambitions, inflation and the potential for tax reform to impair tax-exempt bond valuations. Further, some theorized that changes to or repeal of the Affordable Care Act by the incoming administration and a Republican-controlled Congress may affect the prices of muni bonds issued by hospitals. Muni bonds also were hurt by market anticipation of a quarter-point increase in policy interest rates, which happened in December. At year-end, concerns about unfunded pension liabilities generally are compartmentalized to certain issuers. Looking ahead, we think the U.S. Federal Reserve is likely to raise policy interest rates further in 2017, perhaps in multiple stages.

Comments from Co-Portfolio Manager Mark Sommer:  For the year, the fund’s share classes (excluding sales charges, if applicable) posted modestly negative returns, slightly lagging, net of fees, the 0.00% return the Bloomberg Barclays 1-6 Year Municipal Bond Index. The portfolio managers continued to focus on longer-term investment principles by seeking to generate attractive tax-exempt income and competitive risk-adjusted returns over time. The fund’s yield curve positioning hurt performance versus the Bloomberg Barclays 1-6 year index. Specifically, overweighting bonds in the five- to seven-year range was detrimental. Overweighting Illinois state-backed bonds also hurt, as the state continued to struggle to balance its budget and was hit with downgrades to its credit rating. In addition, an overweighting in bonds issued by Chicago and related entities detracted. These securities were hurt by worries about the unfunded pension challenges of Chicago and its Public School system. In contrast, the fund benefited from security selection in the healthcare sector. We have focused on hospital systems that have less reliance on federal insurance programs, stronger balance sheets and significant market share or essentiality that gives them negotiating leverage with commercial insurers. These types of credits have held their value better under the threat of further healthcare reform.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On May 2, 2016, Cormac Cullen succeeded Jamie Pagliocco as Co-Manager of the fund, joining Co-Managers Kevin Ramundo and Mark Sommer.

Investment Summary (Unaudited)

Top Five States as of December 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
New York	12.3	13.5
Florida	11.1	11.2
Illinois	10.2	8.6
Texas	9.6	10.3
New Jersey	6.4	5.5

Top Five Sectors as of December 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	42.4	42.4
Transportation	11.5	11.8
Health Care	10.5	7.5
Special Tax	9.7	10.0
Electric Utilities	9.4	9.1

Quality Diversification (% of fund's net assets)

As of December 31, 2016
AAA	8.2%
AA,A	72.4%
BBB	10.5%
BB and Below	0.5%
Not Rated	1.9%
Short-Term Investments and Net Other Assets	6.5%

As of June 30, 2016
AAA	9.3%
AA,A	71.1%
BBB	8.5%
BB and Below	0.9%
Not Rated	2.0%
Short-Term Investments and Net Other Assets	8.2%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Investments December 31, 2016

Showing Percentage of Net Assets

Municipal Bonds - 93.5%
	Principal Amount (000s)	Value (000s)
Alabama - 0.4%
Mobile County Board of School Commissioners:
Series 2016 A:	$	$
5% 3/1/22	600	681
5% 3/1/23	850	977
5% 3/1/24	1,250	1,454
5% 3/1/25	1,250	1,464
Series 2016 B:
5% 3/1/22	1,000	1,135
5% 3/1/24	1,000	1,164
5% 3/1/25	1,500	1,757
Montgomery Med. Clinic Facilities:
5% 3/1/20	2,890	3,108
5% 3/1/25	1,500	1,680

TOTAL ALABAMA		13,420

Alaska - 0.7%
Anchorage Gen. Oblig.:
Series A:
5% 9/1/20	1,090	1,210
5% 9/1/22	1,200	1,379
Series B:
5% 9/1/18	3,685	3,904
5% 9/1/20	2,000	2,220
5% 9/1/22	1,425	1,638
Series C:
5% 9/1/18	1,000	1,059
5% 9/1/19	2,150	2,337
5% 9/1/20	1,260	1,399
5% 9/1/22	1,000	1,149
Series D:
5% 9/1/19	3,895	4,234
5% 9/1/20	2,000	2,220

TOTAL ALASKA		22,749

Arizona - 3.3%
Arizona Health Facilities Auth. Rev. (Scottsdale Lincoln Hospitals Proj.) Series 2014 A:
5% 12/1/18	500	533
5% 12/1/19	615	670
5% 12/1/20	820	912
5% 12/1/21	1,105	1,250
5% 12/1/22	800	920
5% 12/1/23	1,000	1,164
5% 12/1/24	1,500	1,766
Arizona State Trans. Board Series 2016:
5% 7/1/24	5,000	5,920
5% 7/1/25	5,000	5,980
Arizona Wtr. Infrastructure Fin. Auth. Rev. Series 2009 A:
5% 10/1/18	1,000	1,065
5% 10/1/20 (Pre-Refunded to 10/1/19 @ 100)	5,180	5,663
Glendale Gen. Oblig. Series 2015:
4% 7/1/19 (FSA Insured)	600	636
5% 7/1/22 (FSA Insured)	1,000	1,148
Glendale Trans. Excise Tax Rev.:
5% 7/1/21 (FSA Insured)	750	849
5% 7/1/22 (FSA Insured)	1,170	1,344
5% 7/1/23 (FSA Insured)	1,395	1,624
Maricopa County Indl. Dev. Auth. Rev. Series 2016 A:
5% 1/1/25	4,780	5,595
5% 1/1/26	10,720	12,592
Maricopa County Mesa Unified School District # 4 Series 2016, 4% 7/1/18	1,325	1,380
Maricopa County School District #28 Kyrene Elementary Series 2010 B:
4% 7/1/19	900	956
4% 7/1/20	1,360	1,469
Phoenix Indl. Solid Waste Disp. Rev. Bonds (Republic Svc., Inc. Proj.) Series 2013, 0.9%, tender 2/1/17 (a)(b)	40,200	40,194
Pima County Ctfs. of Prtn. Series 2014:
5% 12/1/21	2,210	2,483
5% 12/1/22	2,470	2,808
5% 12/1/23	3,425	3,934
Pima County Swr. Sys. Rev.:
Series 2011 B, 5% 7/1/19	3,225	3,498
Series 2012 A:
5% 7/1/18	825	871
5% 7/1/19	1,550	1,681
Univ. Med. Ctr. Corp. Hosp. Rev. Series 2011:
5% 7/1/17 (Escrowed to Maturity)	3,315	3,379
5% 7/1/18 (Escrowed to Maturity)	3,365	3,543

TOTAL ARIZONA		115,827

California - 4.9%
Alameda Corridor Trans. Auth. Rev.:
Series 2004:
0% 10/1/19	3,335	3,196
0% 10/1/19	265	246
Series 2013 A, 5% 10/1/22	2,190	2,525
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Bonds 1.5%, tender 4/2/18 (a)	5,200	5,206
California Gen. Oblig. Bonds 3%, tender 12/1/19 (a)	15,600	15,990
California Health Facilities Fing. Auth. Rev. Bonds (Children's Hosp. of Orange County Proj.) Series 2012 A, 2.52%, tender 1/5/17 (a)	4,000	4,002
California Pub. Works Board Lease Rev.:
(Dept. of Corrections & Rehab. Proj.) Series 2011 C, 5% 10/1/18	1,750	1,860
(Riverside Campus Proj.) Series 2012 H, 5% 4/1/22	1,000	1,143
(Univ. Proj.) Series 2011 B:
5% 10/1/18 (Escrowed to Maturity)	2,740	2,921
5% 10/1/19 (Escrowed to Maturity)	1,490	1,631
(Various Cap. Projs.):
Series 2011 A:
5% 10/1/18	6,475	6,883
5% 10/1/19	5,000	5,449
5% 10/1/20	2,525	2,814
Series 2012 A, 5% 4/1/21	1,000	1,125
Series 2012 G, 5% 11/1/22	1,250	1,443
(Various Judicial Council Projects) Series 2011 D, 5% 12/1/19	4,100	4,486
Series 2009 J, 5% 11/1/17	2,300	2,373
Series 2010 A, 5% 3/1/17	5,405	5,441
California Statewide Cmntys. Dev. Auth. Rev. Bonds:
Series 2002 C, 5%, tender 5/1/17 (a)	4,000	4,052
Series 2009 E2, 5%, tender 5/1/17 (a)	2,050	2,077
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev. Series 2013 A, 4% 6/1/21	3,500	3,786
Los Angeles County Pub. Works Fing. Auth. Lease Rev. Series 2010 A, 5% 8/1/17	5,000	5,114
Los Angeles Muni. Impt. Corp. Lease Rev. Series 2012 C, 4.625% 3/1/18	1,500	1,561
Los Angeles Unified School District Ctfs. of Prtn. (Multiple Properties Proj.) Series 2010 A, 5% 12/1/17	9,790	10,143
Metropolitan Wtr. District of Southern California Wtr. Rev. Bonds:
Series 2009 A2, 0.88%, tender 1/5/17 (a)	13,000	13,000
Series 2011 A3, 0.88%, tender 1/5/17 (a)	1,900	1,900
Series 2016, 0.84%, tender 1/5/17 (a)	7,300	7,301
Monterey County Pub. Impt. Corp. Ctfs. of Prtn. (Refing. Proj.) Series 2009, 5% 8/1/17 (FSA Insured)	2,130	2,178
Northern California Pwr. Agcy. Rev. (Hydroelectric #1 Proj.) Series 2010 A, 5% 7/1/18	2,000	2,110
Northern California Transmission Agcy. Rev. (Ref. Calif Ore Proj.) Series 2009 A, 3.5% 5/1/17	2,500	2,521
Oakland Unified School District Alameda County Series 2013, 5.5% 8/1/23	1,000	1,169
Palomar Health Rev. Series 2016:
5% 11/1/23	2,000	2,201
5% 11/1/24	2,000	2,217
Port of Oakland Rev. Series 2012 P, 5% 5/1/21 (b)	2,500	2,782
Rancho Cucamonga Redev. Agcy. (Rancho Redev. Proj.):
5% 9/1/23 (FSA Insured)	1,350	1,566
5% 9/1/24 (FSA Insured)	2,300	2,697
Riverside County Asset Leasing Rev. (Riverside Cap. Proj.) Series 2012 A:
4% 6/1/17	1,750	1,771
5% 6/1/17	3,700	3,760
5% 6/1/18	6,470	6,806
San Bernardino County Ctfs. of Prtn. (Arrowhead Proj.) Series 2009 A, 5% 8/1/18	8,000	8,457
San Pablo Calif Redev. Agcy. Series 2014 A, 5% 6/15/24 (FSA Insured)	1,380	1,617
State Ctr. Cmnty. College District Series 2007 A, 5% 8/1/26 (Pre-Refunded to 8/1/17 @ 100)	9,480	9,700
Stockton Unified School District Gen. Oblig. 5% 7/1/18 (FSA Insured)	1,035	1,091

TOTAL CALIFORNIA		170,311

Colorado - 0.5%
Colorado Health Facilities Auth. Rev. Bonds Series 2008 D3, 5%, tender 11/12/21 (a)	5,285	5,839
Colorado Reg'l. Trans. District Ctfs. of Prtn.:
Series 2013 A, 5% 6/1/23	4,500	5,188
Series 2014 A, 5% 6/1/23	3,860	4,450
E-470 Pub. Hwy. Auth. Rev. Series 2015 A:
5% 9/1/19	1,000	1,070
5% 9/1/20	1,000	1,090
Univ. of Colorado Enterprise Sys. Rev. Series 2009 A, 5% 6/1/17	500	508

TOTAL COLORADO		18,145

Connecticut - 2.6%
Connecticut Gen. Oblig.:
Series 2009 B, 5% 3/1/18	3,470	3,609
Series 2012 C, 5% 6/1/21	23,420	26,044
Series 2013 A, 1.06% 3/1/17 (a)	1,400	1,400
Series 2015 E, 5% 8/1/17	26,395	26,983
Series 2016 A:
4% 3/15/18	13,900	14,311
5% 3/15/26	1,970	2,300
Connecticut Health & Edl. Facilities Auth. Rev. Bonds (Ascension Health Cr. Group Proj.) Series 1998 B, 1.55%, tender 2/1/17 (a)	2,560	2,562
Connecticut Hsg. Fin. Auth. Series 2013 B2, 4% 11/15/32	6,125	6,411
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev. Series 2011 A, 5% 12/1/18	5,575	5,946
New Haven Gen. Oblig. Series 2016 A:
5% 8/15/23 (FSA Insured)	900	1,001
5% 8/15/25 (FSA Insured)	1,000	1,123

TOTAL CONNECTICUT		91,690

Delaware, New Jersey - 0.1%
Delaware River & Bay Auth. Rev. Series 2014 C:
5% 1/1/20	2,500	2,726
5% 1/1/21	2,000	2,222

TOTAL DELAWARE, NEW JERSEY		4,948

District Of Columbia - 0.5%
District of Columbia Univ. Rev. Bonds (Georgetown Univ. Proj.) Series 2001 B, 4.7%, tender 4/1/18 (a)	8,500	8,821
Metropolitan Washington DC Arpts. Auth. Sys. Rev.:
Series 2012 A, 5% 10/1/22 (b)	6,325	7,176
Series 2014 A, 5% 10/1/23 (b)	445	511

TOTAL DISTRICT OF COLUMBIA		16,508

Florida - 11.1%
Brevard County School Board Ctfs. of Prtn.:
Series 2014, 5% 7/1/21	1,000	1,123
Series 2015 C:
5% 7/1/21	650	730
5% 7/1/22	3,725	4,243
5% 7/1/23	3,000	3,452
Broward County Arpt. Sys. Rev.:
Series 2012 Q1, 5% 10/1/21	1,000	1,126
Series A:
5% 10/1/22 (b)	3,000	3,371
5% 10/1/23 (b)	4,020	4,583
Broward County School Board Ctfs. of Prtn.:
Series 2012 A, 5% 7/1/19	7,000	7,555
Series 2015 A:
5% 7/1/19	2,000	2,159
5% 7/1/20	4,000	4,405
5% 7/1/21	4,500	5,046
5% 7/1/22	3,500	3,987
5% 7/1/23	2,750	3,170
5% 7/1/24	1,320	1,535
Series 2015 B:
5% 7/1/19	2,000	2,159
5% 7/1/20	3,000	3,304
5% 7/1/21	6,235	6,991
5% 7/1/22	1,275	1,452
5% 7/1/23	2,750	3,170
5% 7/1/24	1,145	1,332
Series A, 5.25% 7/1/17 (AMBAC Insured)	7,015	7,163
Citizens Property Ins. Corp.:
Series 2009 A1, 6% 6/1/17	1,275	1,301
Series 2010 A1, 5.25% 6/1/17	4,125	4,197
Series 2012 A1, 5% 6/1/17	18,095	18,393
Clearwater Wtr. and Swr. Rev. Series 2011:
5% 12/1/17	1,685	1,744
5% 12/1/18	685	732
5% 12/1/19	1,820	1,988
5% 12/1/20	1,000	1,115
Collier County Indl. Dev. Auth. Healthcare Facilities Rev. (NCH Healthcare Sys. Proj.) Series 2011, 5% 10/1/17	1,455	1,496
Florida Board of Ed. Lottery Rev. Series 2011 A, 5% 7/1/20	8,600	9,536
Florida Board of Ed. Pub. Ed. Cap. Outlay Series 2009 C, 5% 6/1/20	3,625	3,954
Florida Dept. of Envir. Protection Rev. Series 2012 A, 5% 7/1/19	15,800	17,106
Florida Dev. Fin. Corp. Healthcare Facility Rev. (Univ. Health Proj.) Series 2013 A:
5% 2/1/17	700	701
5% 2/1/18	1,790	1,838
5% 2/1/19	1,450	1,517
5% 2/1/20	2,025	2,148
Florida Gen. Oblig. Series 2015 A, 4% 7/1/17	17,295	17,559
Florida Mid-Bay Bridge Auth. Rev. Series 2015 A:
5% 10/1/21	1,030	1,134
5% 10/1/22	2,000	2,209
5% 10/1/23	1,270	1,410
5% 10/1/24	2,000	2,206
5% 10/1/25	1,750	1,954
5% 10/1/26	2,000	2,215
Florida Muni. Pwr. Agcy. Rev. (Stanton II Proj.) Series 2012 A, 5% 10/1/18	2,850	3,024
Greater Orlando Aviation Auth. Arpt. Facilities Rev. Series 2011 C:
5% 10/1/19	1,705	1,856
5% 10/1/20	1,000	1,111
Halifax Hosp. Med. Ctr. Rev. 5% 6/1/23	1,325	1,508
Hillsborough County School Board Ctfs. of Prtn. Series 2015 A, 4% 7/1/17	1,500	1,523
Hillsborough County School District Sales Tax Rev. Series 2015 B, 5% 10/1/22 (FSA Insured)	2,020	2,333
Indian River County School Board Ctfs. of Prtn. Series 2014:
5% 7/1/20	935	1,031
5% 7/1/22	2,000	2,278
5% 7/1/23	2,000	2,307
Indian River County Wtr. & Swr. Rev. 5% 9/1/17	1,000	1,026
JEA Wtr. & Swr. Sys. Rev. Series 2010 D, 5% 10/1/21	1,945	2,131
Manatee County Rev. Series 2013:
5% 10/1/19	1,250	1,363
5% 10/1/20	2,000	2,228
5% 10/1/21	2,000	2,270
5% 10/1/22	1,000	1,156
Miami-Dade County Expressway Auth.:
(Waste Mgmt., Inc. of Florida Proj.):
Series 2013, 5% 7/1/19	2,000	2,162
5% 7/1/20	1,000	1,105
5% 7/1/21	2,000	2,250
5% 7/1/22	2,000	2,283
5% 7/1/23	2,000	2,290
Series 2014 A, 5% 7/1/24	625	730
Series 2014 B:
5% 7/1/22	1,500	1,718
5% 7/1/23	3,250	3,772
Miami-Dade County Gen. Oblig. (Parks Prog.) Series 2015 A, 5% 11/1/22	3,880	4,494
Miami-Dade County School Board Ctfs. of Prtn.:
Series 2014 D:
5% 11/1/20	4,875	5,373
5% 11/1/21	6,275	7,014
5% 11/1/22	2,915	3,304
5% 11/1/23	7,650	8,765
Series 2015 A:
5% 5/1/19	1,000	1,072
5% 5/1/20	2,095	2,292
5% 5/1/21	4,000	4,451
5% 5/1/22	3,720	4,191
5% 5/1/23	6,500	7,404
Series 2015 B, 5% 5/1/24	29,560	33,985
Series 2016 A, 5% 8/1/27	5,560	6,474
Miami-Dade County School District Series 2015, 5% 3/15/17	3,225	3,251
Miami-Dade County Transit Sales Surtax Rev. Series 2012, 5% 7/1/19	1,250	1,351
Orange County Health Facilities Auth. Series 2009, 5.25% 10/1/19	1,245	1,361
Orange County School Board Ctfs. of Prtn. Series 2015 C, 5% 8/1/18	1,500	1,587
Orlando & Orange County Expressway Auth. Rev. Series 2012, 5% 7/1/19	1,000	1,081
Orlando Utils. Commission Util. Sys. Rev.:
Series 2009 C, 5% 10/1/17	1,500	1,544
Series 2010 C, 5% 10/1/17	1,895	1,951
Series 2011 B:
5% 10/1/18	2,250	2,393
5% 10/1/19	2,325	2,539
Palm Beach County Health Facilities Auth. Hosp. Rev. Series 2014:
4% 12/1/19	1,000	1,043
5% 12/1/20	880	952
5% 12/1/21	1,100	1,204
Palm Beach County School Board Ctfs. of Prtn.:
Series 2014 B:
4% 8/1/19	4,000	4,241
4% 8/1/21	4,040	4,397
5% 8/1/17	1,170	1,197
5% 8/1/19	3,000	3,256
5% 8/1/21	5,300	5,999
Series 2015 B:
5% 8/1/19	2,735	2,968
5% 8/1/20	1,750	1,944
Pasco County School District Sales Tax Rev. Series 2013:
5% 10/1/18	1,250	1,326
5% 10/1/19	1,100	1,197
5% 10/1/20	1,000	1,112
5% 10/1/21	1,000	1,131
5% 10/1/22	1,000	1,154
Pasco County Solid Waste Disp. & Resource Recovery Sys. Rev.:
Series 2011:
5% 10/1/17 (b)	4,465	4,590
5% 10/1/19 (b)	2,025	2,193
5% 10/1/18 (b)	2,745	2,908
Seminole County School Board Ctfs. of Prtn. Series 2016 C:
5% 7/1/25	1,000	1,174
5% 7/1/26	1,140	1,343
Tallahassee Health Facilities Rev. (Tallahassee Memorial Healthcare, Inc. Proj.) Series 2016 A, 5% 12/1/21	1,000	1,102
Tampa Bay Wtr. Reg'l. Wtr. Supply Auth. Util. Sys. Rev.:
Series 2011 B:
5% 10/1/18 (Escrowed to Maturity)	2,440	2,595
5% 10/1/18 (Escrowed to Maturity)	2,260	2,405
Series 2011, 5% 10/1/19	5,590	6,116
Tampa Health Sys. Rev. (Baycare Health Sys. Proj.) Series 2010, 5% 11/15/17	1,605	1,660
Tampa Solid Waste Sys. Rev. Series 2010, 5% 10/1/17 (FSA Insured) (b)	5,000	5,140
Tampa Tax Allocation (H. Lee Moffitt Cancer Ctr. Proj.) Series 2012 A, 5% 9/1/20	1,800	1,981
Titusville Wtr. & Swr. Rev. Series 2010, 5% 10/1/17 (Assured Guaranty Corp. Insured)	1,135	1,168
Volusia County School Board Ctfs. of Prtn. (Master Lease Prog.) Series 2014 B:
5% 8/1/18	500	529
5% 8/1/19	310	335

TOTAL FLORIDA		386,201

Georgia - 2.7%
Atlanta Arpt. Rev.:
5% 1/1/22	1,000	1,141
5% 1/1/23	1,000	1,158
5% 1/1/24	1,150	1,351
Bartow County Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Bowen Proj.) Series 1997, 2.375%, tender 8/10/17 (a)	2,100	2,110
Burke County Indl. Dev. Auth. Poll. Cont. Rev. Bonds:
(Georgia Pwr. Co. Plant Vogtle Proj.) Series 2012, 1.75%, tender 6/1/17 (a)	1,000	1,002
(Oglethorpe Pwr. Corp. Vogtle Proj.) Series 2013 A, 2.4%, tender 4/1/20 (a)	12,500	12,539
2.2%, tender 4/2/19 (a)	9,700	9,740
Fulton County Wtr. & Swr. Rev. Series 2011:
5% 1/1/19	4,000	4,286
5% 1/1/20	4,000	4,394
Georgia Muni. Elec. Auth. Pwr. Rev.:
(Combined Cycle Proj.) Series A, 5% 11/1/18	2,000	2,134
(Prerefunded Proj.) Series 2008 D:
5.75% 1/1/19 (Pre-Refunded to 7/1/18 @ 100)	11,020	11,766
5.75% 1/1/20 (Pre-Refunded to 7/1/18 @ 100)	2,630	2,808
(Proj. One) Series 2008 A, 5.25% 1/1/17 (Berkshire Hathaway Assurance Corp. Insured)	7,925	7,925
(Unrefunded Balance Proj.) Series 2008:
5.75% 1/1/19	3,870	4,120
5.75% 1/1/20	925	985
Series B, 5% 1/1/17	2,750	2,750
Series GG:
5% 1/1/20	675	739
5% 1/1/21	1,670	1,873
Georgia Muni. Gas Auth. Rev. (Gas Portfolio III Proj.):
Series 2014 U:
5% 10/1/19	1,500	1,634
5% 10/1/22	1,000	1,150
5% 10/1/23	2,420	2,821
Series R, 5% 10/1/21	5,000	5,660
Monroe County Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Scherer Proj.) Series 2009, 2.35%, tender 12/11/20 (a)	4,715	4,710
Private Colleges & Univs. Auth. Rev. (The Savannah College of Arts and Design Projs.) Series 2014, 5% 4/1/21	3,335	3,630
Richmond County Hosp. Auth. (Univ. Health Svcs., Inc. Proj.) Series 2009, 5% 1/1/18 (Escrowed to Maturity)	1,530	1,589

TOTAL GEORGIA		94,015

Hawaii - 0.5%
Hawaii Arpts. Sys. Rev. Series 2011, 5% 7/1/19 (b)	4,000	4,309
State of Hawaii Dept. of Trans. Series 2013:
5% 8/1/17 (b)	2,300	2,350
5% 8/1/19 (b)	1,400	1,507
5% 8/1/20 (b)	3,050	3,352
5% 8/1/21 (b)	550	611
5% 8/1/22 (b)	2,075	2,334
5% 8/1/23 (b)	1,435	1,634

TOTAL HAWAII		16,097

Illinois - 10.2%
Chicago Board of Ed.:
Series 1998 B1, 0% 12/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	10,000	8,085
Series 2008 C:
5.25% 12/1/23	7,665	6,494
5.25% 12/1/24	955	794
Series 2009 D:
5% 12/1/17 (Assured Guaranty Corp. Insured)	4,115	4,212
5% 12/1/18 (Assured Guaranty Corp. Insured)	2,335	2,426
Series 2010 F, 5% 12/1/20	760	676
Chicago Gen. Oblig.:
(City Colleges Proj.) Series 1999:
0% 1/1/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	7,200	7,200
0% 1/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,000	2,918
0% 1/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	9,805	9,214
0% 1/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	14,755	13,301
4.5% 1/1/20	1,150	1,148
5% 1/1/23	2,920	2,921
Chicago Metropolitan Wtr. Reclamation District of Greater Chicago:
Series 2014 C, 5% 12/1/17	3,975	4,108
Series 2014 D, 5% 12/1/17	3,425	3,540
Chicago Midway Arpt. Rev.:
Series 2014 B:
5% 1/1/20	625	681
5% 1/1/21	400	443
5% 1/1/23	2,500	2,841
5% 1/1/22	5,000	5,623
5% 1/1/23	5,900	6,705
Chicago Motor Fuel Tax Rev. Series 2013:
5% 1/1/19	250	257
5% 1/1/20	300	311
5% 1/1/21	400	418
5% 1/1/22	300	313
5% 1/1/23	535	556
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2010 D, 5.25% 1/1/17 (b)	1,000	1,000
Series 2011 B, 5% 1/1/18	6,500	6,738
Series 2012 A, 5% 1/1/21	1,400	1,549
Series 2012 B:
4% 1/1/17 (b)	4,100	4,100
5% 1/1/21 (b)	4,605	5,008
Series 2013 B, 5% 1/1/22	4,000	4,482
Series 2013 D, 5% 1/1/22	3,220	3,608
Chicago Park District Gen. Oblig. Series 2014 D, 4% 1/1/17	1,050	1,050
Chicago Wastewtr. Transmission Rev. Series 2012:
5% 1/1/19	1,310	1,376
5% 1/1/23	1,200	1,311
Cook County Gen. Oblig.:
Series 2009 C, 5% 11/15/21	8,575	9,148
Series 2010 A, 5.25% 11/15/22	4,960	5,409
Series 2011 A, 5.25% 11/15/22	1,000	1,103
Series 2012 C:
5% 11/15/19	3,200	3,440
5% 11/15/20	7,210	7,817
5% 11/15/21	4,985	5,449
5% 11/15/22	1,290	1,423
Series 2014 A:
5% 11/15/20	1,000	1,084
5% 11/15/21	500	547
5% 11/15/22	1,000	1,103
Illinois Edl. Facilities Auth. Rev. Bonds:
(Univ. of Chicago Proj.) Series B2, 1.55%, tender 2/13/20 (a)	10,000	9,859
Series 2001 B3, 0.5%, tender 3/7/17 (a)	6,000	5,992
Illinois Fin. Auth. Rev.:
(Palos Cmnty. Hosp. Proj.) Series 2010 C, 5% 5/15/17	3,520	3,568
(Provena Health Proj.) Series 2010 A, 5.75% 5/1/19 (Escrowed to Maturity)	2,650	2,908
Bonds Series E, 2.25%, tender 4/29/22 (a)	22,930	22,511
Series 2008 D, 6.25% 11/1/28 (Pre-Refunded to 11/1/18 @ 100)	2,065	2,250
Series 2012 A, 5% 5/15/23	1,300	1,454
Series 2012:
5% 9/1/18	1,160	1,212
5% 9/1/19	1,115	1,186
5% 9/1/20	1,470	1,598
5% 9/1/21	2,045	2,256
5% 9/1/22	3,530	3,916
Series 2015 A:
5% 11/15/24	1,525	1,772
5% 11/15/25	1,950	2,276
5% 11/15/26	2,000	2,263
Series 2016 A:
5% 8/15/20	500	538
5% 2/15/21	750	827
5% 8/15/21	700	760
5% 2/15/23	1,000	1,131
5% 8/15/23	1,500	1,647
5% 8/15/24	2,185	2,402
Series 2016 C:
5% 2/15/20	5,080	5,369
5% 2/15/22	1,885	2,021
5% 2/15/23	4,500	4,845
5% 2/15/24	5,000	5,377
Series 2016:
5% 5/15/25	500	581
5% 5/15/26	1,000	1,170
5% 5/15/27	1,250	1,404
5% 11/15/20	1,650	1,838
5% 11/15/22	500	576
5% 11/15/24	1,955	2,299
Illinois Gen. Oblig.:
Series 2005, 5% 4/1/17 (AMBAC Insured)	8,050	8,068
Series 2006, 5% 1/1/17	700	700
Series 2010, 5% 1/1/21 (FSA Insured)	1,600	1,695
Series 2012:
5% 3/1/19	5,500	5,678
5% 8/1/19	2,660	2,755
5% 8/1/20	6,900	7,162
5% 8/1/21	2,415	2,508
5% 8/1/22	5,800	5,999
Series 2013:
5% 7/1/21	6,500	6,751
5% 7/1/22	9,920	10,261
Series 2014:
5% 4/1/18	10,000	10,297
5% 2/1/22	3,000	3,104
5% 2/1/25	2,200	2,249
Series 2016, 5% 2/1/26	10,000	10,123
Illinois Health Facilities Auth. Rev. Series 2003 A, 5% 5/15/17 (FSA Insured)	2,150	2,181
Illinois Sales Tax Rev. Series 2009 B, 4.5% 6/15/17	6,075	6,161
McHenry County Cmnty. School District #200 Series 2006 B:
0% 1/15/24	4,820	3,902
0% 1/15/25	5,025	3,910
0% 1/15/26	3,775	2,824
McHenry County Conservation District Gen. Oblig.:
Series 2014:
5% 2/1/19	2,285	2,447
5% 2/1/20	2,275	2,496
Series 2014. 5% 2/1/23	2,225	2,568

TOTAL ILLINOIS		353,575

Indiana - 2.5%
Indiana Fin. Auth. Hosp. Rev. Series 2013:
5% 8/15/22	700	803
5% 8/15/23	1,000	1,159
Indiana Fin. Auth. Rev.:
Series 2010 A, 5% 2/1/17	2,800	2,809
Series 2012:
5% 3/1/20	650	699
5% 3/1/21	1,225	1,339
Indiana Fin. Auth. Wastewtr. Util. Rev. (CWA Auth. Proj.):
Series 2012 A:
5% 10/1/20	825	911
5% 10/1/22	1,600	1,822
Series 2014 A:
5% 10/1/20	375	415
5% 10/1/21	380	427
5% 10/1/22	675	769
Series 2015 A:
5% 10/1/24	1,495	1,743
5% 10/1/25	1,625	1,941
Indiana Health Facility Fing. Auth. Rev. Bonds Series 2001:
1.6%, tender 2/1/17 (a)	50	50
1.6%, tender 2/1/17 (a)	9,850	9,857
Indiana Muni. Pwr. Agcy. Pwr. Supply Sys. Rev. Series 2011 A:
5% 1/1/19	1,470	1,575
5% 1/1/20	1,250	1,369
Indianapolis Local Pub. Impt. Series 2016:
5% 1/1/21 (b)	2,750	3,051
5% 1/1/23 (b)	1,830	2,088
5% 1/1/24 (b)	2,775	3,192
5% 1/1/25 (b)	2,910	3,374
Indianapolis Thermal Energy Sys. Series 2010 B, 5% 10/1/17	5,000	5,140
Lake Central Multi-District School Bldg. Corp. Series 2012 B:
4% 1/15/19	1,000	1,050
4% 1/15/20	1,345	1,433
4% 1/15/21	1,250	1,350
5% 7/15/19	1,680	1,818
5% 7/15/20	1,170	1,294
5% 7/15/21	1,000	1,128
Purdue Univ. Rev.:
(Student Facilities Sys. Proj.) Series 2009 B, 4% 7/1/17 (Escrowed to Maturity)	500	508
Series Z-1:
5% 7/1/17	1,000	1,020
5% 7/1/18	1,500	1,583
Rockport Poll. Cont. Rev. Bonds (Indiana Michigan Pwr. Co. Proj. Series 2009 B, 1.75%, tender 6/1/18 (a)	8,500	8,474
Whiting Envir. Facilities Rev. Bonds (BP Products North America, Inc. Proj.) Series 2015, 5%, tender 11/1/22 (a)(b)	20,745	23,169

TOTAL INDIANA		87,360

Kansas - 0.3%
Johnson County Unified School District # 233 Series 2016 B, 5% 9/1/23	1,460	1,708
Wichita Hosp. Facilities Rev. Series 2011 IV A:
5% 11/15/18 (Escrowed to Maturity)	2,250	2,400
5% 11/15/20 (Escrowed to Maturity)	2,745	3,069
Wyandotte County/Kansas City Unified Govt. Util. Sys. Rev. Series 2016 A:
5% 9/1/22	500	572
5% 9/1/23	725	835
5% 9/1/25	800	938

TOTAL KANSAS		9,522

Kentucky - 1.2%
Ashland Med. Ctr. Rev. (Ashland Hosp. Corp. D/B/A Kings Daughters Med. Ctr. Proj.) Series 2016 A:
5% 2/1/22	1,120	1,218
5% 2/1/24	1,360	1,499
5% 2/1/25	1,000	1,108
5% 2/1/27	1,230	1,346
Kentucky Econ. Dev. Fin. Auth. Bonds Series 2009 B, 2.7%, tender 11/10/21 (a)	9,000	9,008
Kentucky Econ. Dev. Fin. Auth. Hosp. Rev. Series 2015 A:
5% 6/1/20	1,410	1,514
5% 6/1/22	1,560	1,702
5% 6/1/24	1,690	1,870
Kentucky State Property & Buildings Commission Rev.:
(#82 Proj.) 5.25% 10/1/17 (FSA Insured)	2,450	2,525
Series 2016, 3% 11/1/17	1,630	1,655
Louisville/Jefferson County Metropolitan Govt. Poll. Cont. Rev. Bonds (Louisville Gas and Elec. Co. Proj.):
Series 2003 A, 1.65%, tender 4/3/17 (a)	6,000	6,004
Series 2007 B:
1.15%, tender 6/1/17 (a)	2,600	2,598
1.6%, tender 6/1/17 (a)	8,050	8,057

TOTAL KENTUCKY		40,104

Louisiana - 2.7%
Louisiana Citizens Property Ins. Corp. Assessment Rev. Series 2015:
5% 6/1/19	9,350	10,060
5% 6/1/21 (FSA Insured)	5,000	5,614
Louisiana Gas & Fuel Tax Rev. Bonds Series 2013 B, 0.902%, tender 1/3/17 (a)	25,000	24,965
Louisiana Gen. Oblig.:
Series 2012 A, 5% 8/1/22	1,515	1,737
Series 2014 D1, 5% 12/1/22	1,305	1,505
Series 2015, 5% 5/1/18	1,075	1,127
Series 2016 B:
5% 8/1/22	14,095	16,162
5% 8/1/23	6,250	7,270
Series 2016 D:
5% 9/1/22	6,360	7,302
5% 9/1/24	7,030	8,280
Louisiana Stadium and Exposition District Series 2013 A:
5% 7/1/21	1,500	1,685
5% 7/1/22	1,000	1,138
New Orleans Gen. Oblig. Series 2012, 5% 12/1/20	2,800	3,110
Tobacco Settlement Fing. Corp. Series 2013 A, 5% 5/15/23	4,500	5,065

TOTAL LOUISIANA		95,020

Maine - 0.2%
Maine Tpk. Auth. Tpk. Rev. Series 2015:
5% 7/1/21	2,400	2,705
5% 7/1/22	1,850	2,119
5% 7/1/24	2,350	2,759

TOTAL MAINE		7,583

Maryland - 1.6%
Maryland Gen. Oblig. Series 2008 2, 5% 7/15/22 (Pre-Refunded to 7/15/18 @ 100)	5,500	5,820
Maryland Health & Higher Edl. Facilities Auth. Rev.:
Bonds:
Series 2012 D, 1.243%, tender 1/3/17 (a)	13,940	13,960
Series 2013 A:
0.993%, tender 5/15/18 (a)	4,515	4,516
1.013%, tender 5/15/18 (a)	7,100	7,103
Series 2015:
5% 7/1/19	400	427
5% 7/1/22	900	1,000
5% 7/1/23	1,000	1,120
5% 7/1/24	2,000	2,248
5% 7/1/25	1,770	1,998
Montgomery County Gen. Oblig. Series 2011 A, 5% 7/1/20	16,000	17,367

TOTAL MARYLAND		55,559

Massachusetts - 2.0%
Massachusetts Bay Trans. Auth. Sales Tax Rev. Series 2006 B, 5.25% 7/1/18	2,300	2,440
Massachusetts Dev. Fin. Agcy. Rev.:
(Boston College Proj.) Series Q2, 5% 7/1/17	1,370	1,397
Series 2016 I:
5% 7/1/21	500	556
5% 7/1/22	600	671
5% 7/1/23	675	765
5% 7/1/24	550	630
5% 7/1/25	500	578
5% 7/1/26	1,000	1,162
Massachusetts Edl. Fing. Auth. Rev. Series 2013, 5% 7/1/19 (b)	4,725	5,001
Massachusetts Gen. Oblig.:
Bonds Series 2014 D1, 1.05%, tender 7/1/20 (a)	32,000	31,554
Series 2004 B, 5.25% 8/1/20	12,700	14,237
Series 2007 C, 5% 8/1/19 (Pre-Refunded to 8/1/17 @ 100)	2,000	2,046
Massachusetts Health & Edl. Facilities Auth. Rev. Bonds Series 2007 G6, 1.6%, tender 1/5/17 (a)	2,900	2,909
Medford Gen. Oblig. Series 2011 B, 4% 3/1/19	3,570	3,761

TOTAL MASSACHUSETTS		67,707

Michigan - 3.3%
Detroit Swr. Disp. Rev. Series 2006 D, 1.167% 7/1/32 (a)	4,070	3,553
Grand Blanc Cmnty. Schools Series 2013:
5% 5/1/19	1,225	1,318
5% 5/1/20	2,635	2,894
5% 5/1/21	2,150	2,405
5% 5/1/22	1,850	2,096
Grand Rapids Pub. Schools Series 2016:
4% 5/1/17 (FSA Insured)	500	505
4% 5/1/18 (FSA Insured)	1,950	2,015
Kalamazoo Hosp. Fin. Auth. Hosp. Facilities Rev. Series 2016:
5% 5/15/22	1,000	1,135
5% 5/15/24	550	637
5% 5/15/25	650	759
5% 5/15/26	625	732
Kent Hosp. Fin. Auth. Hosp. Facilities Rev. (Spectrum Health Sys. Proj.) Series 2011 A:
5% 11/15/18	1,250	1,334
5% 11/15/19	1,000	1,087
Michigan Bldg. Auth. Rev. (Facilities Prog.) Series 2016 I:
5% 4/15/22	1,000	1,138
5% 4/15/23	1,350	1,550
5% 4/15/24	1,480	1,716
Michigan Fin. Auth. Rev.:
Bonds 1.1%, tender 8/15/19 (a)	4,250	4,174
Series 2012 A:
5% 6/1/17 (Escrowed to Maturity)	1,410	1,433
5% 6/1/18 (Escrowed to Maturity)	2,430	2,557
Series 2015 A:
5% 8/1/22	2,400	2,696
5% 8/1/23	3,800	4,313
Michigan Gen. Oblig. Series 2016:
5% 3/15/20	3,330	3,658
5% 3/15/21	1,000	1,119
5% 3/15/22	2,330	2,640
5% 3/15/23	4,000	4,585
Michigan Hosp. Fin. Auth. Rev.:
(McLaren Health Care Corp. Proj.) Series 2008 A, 5.75% 5/15/38 (Pre-Refunded to 5/15/18 @ 100)	1,190	1,264
Bonds:
Series 1999:
0.95%, tender 2/1/18 (a)	130	130
0.95%, tender 2/1/18 (a)	3,865	3,854
Series 2005 A4, 1.625%, tender 11/1/19 (a)	8,025	7,960
Series 2010 F3, 1.4%, tender 6/29/18 (a)	1,900	1,904
Series 2010 F4, 1.95%, tender 4/1/20 (a)	6,545	6,533
Michigan Strategic Fund Ltd. Oblig. Rev. Bonds Series CC, 1.45%, tender 9/1/21 (a)	7,195	6,961
Portage Pub. Schools Series 2016:
5% 5/1/23	2,035	2,332
5% 11/1/23	1,365	1,571
5% 5/1/24	1,920	2,223
5% 11/1/24	2,000	2,327
5% 5/1/25	1,125	1,314
5% 11/1/25	1,220	1,430
5% 5/1/26	1,700	1,997
5% 11/1/26	1,180	1,382
5% 11/1/28	1,005	1,166
Royal Oak Hosp. Fin. Auth. Hosp. Rev. Series 2014 D:
5% 9/1/21	1,500	1,665
5% 9/1/23	500	568
Spring Lake Pub. Schools:
Series 2014, 5% 5/1/19	2,300	2,475
5% 11/1/19	2,775	3,021
5% 5/1/20	3,630	3,987
5% 11/1/20	1,745	1,935
5% 5/1/21	4,110	4,591

TOTAL MICHIGAN		114,639

Minnesota - 0.4%
Minneapolis & Saint Paul Metropolitan Arpts. Commission Arpt. Rev.:
Series 2014 A:
5% 1/1/22	1,000	1,138
5% 1/1/23	1,000	1,156
Series 2014 B:
5% 1/1/21 (b)	2,290	2,512
5% 1/1/22 (b)	2,000	2,213
5% 1/1/23 (b)	1,000	1,116
Western Minnesota Muni. Pwr. Agcy. Pwr. Supply Rev. Series 2014 A:
5% 1/1/22	1,000	1,141
5% 1/1/23	1,500	1,742
5% 1/1/24	1,000	1,176

TOTAL MINNESOTA		12,194

Mississippi - 0.1%
Mississippi Gen. Oblig. (Cap. Impts. Proj.) Series 2012 D, 1.25% 9/1/17 (a)	2,860	2,862
Missouri - 0.0%
Saint Louis Arpt. Rev. Series 2013, 5% 7/1/18	765	805
Nebraska - 0.0%
Nebraska Pub. Pwr. District Rev. Series 2012 C, 5% 1/1/22 (Pre-Refunded to 1/1/18 @ 100)	1,100	1,143
Nevada - 1.2%
Humboldt County Nev Poll. Cont. Rev. Bonds (Seirra Pacific Pwr. Co. Projs.) Series 2016 A, 1.25%, tender 6/3/19 (a)	2,000	1,962
Las Vegas Valley Wtr. District Wtr. Impt. Gen. Oblig.:
Series 2016 B, 3% 6/1/18	1,020	1,046
Series 2016, 3% 6/1/17	2,195	2,214
Nevada Gen. Oblig.:
Series 2010 C, 5% 6/1/19	12,140	13,134
Series 2012 B, 5% 8/1/20	2,230	2,480
Series 2013 D1:
5% 3/1/23	4,500	5,236
5% 3/1/24	2,700	3,133
Washoe County Gas & Wtr. Facilities Bonds (Seirra Pacific Pwr. Co. Projs.) Series 2016 B, 3%, tender 6/1/22 (a)	5,300	5,422
Washoe County Gas Facilities Rev. Bonds (Seirra Pacific Pwr. Co. Projs.) Series 2016 A, 1.5%, tender 6/3/19 (a)(b)	6,125	6,011

TOTAL NEVADA		40,638

New Hampshire - 0.4%
New Hampshire Health & Ed. Facilities Auth. Rev.:
Series 2012:
4% 7/1/20	2,705	2,837
4% 7/1/21	1,520	1,603
Series 2016:
5% 10/1/21	1,250	1,368
5% 10/1/23	1,675	1,850
New Hampshire Tpk. Sys. Rev. Series 2012 B:
5% 2/1/17	3,000	3,009
5% 2/1/18	2,500	2,603

TOTAL NEW HAMPSHIRE		13,270

New Jersey - 5.9%
Camden County Impt. Auth. Health Care Redev. Rev. Series 2014 A:
5% 2/15/20	3,000	3,243
5% 2/15/21	2,500	2,746
5% 2/15/22	2,500	2,774
5% 2/15/23	2,750	3,078
New Jersey Econ. Dev. Auth. Rev.:
Series 2005 K, 5.5% 12/15/19	8,030	8,601
Series 2011 EE:
5% 9/1/20	1,350	1,432
5% 9/1/20 (Escrowed to Maturity)	3,650	4,070
Series 2012 II:
5% 3/1/21	6,800	7,210
5% 3/1/22	6,290	6,634
Series 2013 NN, 5% 3/1/19 (Escrowed to Maturity)	8,165	8,783
Series 2013, 5% 3/1/23	6,000	6,284
Series 2014 PP, 5% 6/15/19	17,000	17,816
New Jersey Edl. Facility:
Series 2014:
5% 6/15/20	11,000	11,652
5% 6/15/21	11,000	11,664
Series 2016 A:
4% 7/1/18	3,585	3,698
5% 7/1/21	2,200	2,405
5% 7/1/22	6,300	6,943
5% 7/1/23	3,390	3,772
5% 7/1/24	7,915	8,835
New Jersey Gen. Oblig. Series O, 5% 8/1/17	6,940	7,091
New Jersey Health Care Facilities Fing. Auth. Rev. Series 2016 A:
5% 7/1/19 (c)	1,500	1,577
5% 7/1/24	1,225	1,410
5% 7/1/24	1,005	1,130
New Jersey Higher Ed. Student Assistance Auth. Student Ln. Rev. Series 2013:
5% 12/1/18 (b)	6,000	6,309
5% 12/1/19 (b)	3,850	4,104
New Jersey Tpk. Auth. Tpk. Rev.:
Series 2013 A, 5% 1/1/24	4,345	4,930
Series 2013 C, 1.2% 1/1/17 (a)	16,000	16,000
New Jersey Trans. Trust Fund Auth.:
Series 2003 B, 5.25% 12/15/19	3,870	4,111
Series 2012 AA, 5% 6/15/19	1,500	1,573
Series 2013 A:
5% 12/15/19	6,455	6,812
5% 6/15/20	18,000	18,988
Series 2016 A, 5% 6/15/27	4,050	4,386
New Jersey Transit Corp. Ctfs. of Prtn. Series 2014 A, 5% 9/15/21	4,900	5,313

TOTAL NEW JERSEY		205,374

New Mexico - 0.6%
Farmington Poll. Cont. Rev. Bonds (Southern California Edison Co. Four Corners Proj.):
Series 2005 B, 1.875%, tender 4/1/20 (a)	11,000	10,902
Series 2011, 1.875%, tender 4/1/20 (a)	6,290	6,234
Rio Rancho Wtr. & Wastewtr. Sys. Rev. Series 2009, 5% 5/15/17 (FSA Insured)	4,480	4,544

TOTAL NEW MEXICO		21,680

New York - 9.2%
Dorm. Auth. New York Univ. Rev. Series 2016 A:
5% 7/1/22	500	566
5% 7/1/24	1,850	2,131
Dutchess County Local Dev. Corp. Rev. (Health Quest Systems, Inc. Proj.) Series 2010 A:
5% 7/1/18 (Assured Guaranty Corp. Insured) (FSA Insured)	1,100	1,157
5% 7/1/19 (Assured Guaranty Corp. Insured) (FSA Insured)	640	690
Long Island Pwr. Auth. Elec. Sys. Rev. Series 2016 B:
5% 9/1/25	2,800	3,289
5% 9/1/26	1,245	1,471
Metropolitan Trans. Auth. Svc. Contract Rev. Series 2002 A, 5.5% 7/1/17	5,000	5,112
New York City Gen. Oblig.:
Series 2008 C, 5.25% 8/1/17	2,280	2,337
Series 2010 F, 5% 8/1/17	8,365	8,561
Series 2011 B, 5% 8/1/17	1,000	1,023
Series 2012 C, 4% 8/1/17	2,740	2,789
Series 2015 C, 5% 8/1/25	1,700	2,008
Series 2015 F1, 3% 6/1/17	14,370	14,495
New York City Transitional Fin. Auth. Bldg. Aid Rev. Series 2015 S2, 3% 7/15/17	9,565	9,669
New York City Transitional Fin. Auth. Rev.:
Series 2003 B, 5% 2/1/20	3,000	3,305
Series 2010 B:
5% 11/1/17	11,740	12,125
5% 11/1/17 (Escrowed to Maturity)	18,260	18,866
5% 11/1/20	5,950	6,497
Series 2010 D:
5% 11/1/17	8,015	8,278
5% 11/1/17 (Escrowed to Maturity)	2,100	2,168
Series 2012 A:
5% 11/1/17	6,180	6,383
5% 11/1/17 (Escrowed to Maturity)	820	847
5% 11/1/20	4,500	5,040
New York Dorm. Auth. Mental Health Svcs. Facilities Impt. Rev.:
(State Univ. Proj.) Series 2012 A, 5% 5/15/20	4,000	4,427
Series 2012 A, 4% 5/15/20	8,000	8,593
New York Dorm. Auth. Personal Income Tax Rev. Series 2012 A, 5% 12/15/20	8,500	9,555
New York Dorm. Auth. Revs. Series 2008 D, 5.25% 8/15/17 (FSA Insured)	7,000	7,182
New York Dorm. Auth. Sales Tax Rev. Series 2015 A, 5% 3/15/17	90,000	90,725
New York Metropolitan Trans. Auth. Rev.:
Series 2003 B, 5.25% 11/15/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,200	5,716
Series 2008 B2:
5% 11/15/19	6,185	6,756
5% 11/15/20	5,500	6,130
5% 11/15/21	4,000	4,531
Series 2012 B, 5% 11/15/22	2,000	2,298
Series 2012 D, 5% 11/15/18	2,515	2,684
Series 2012 E:
4% 11/15/19	4,000	4,258
5% 11/15/21	2,435	2,758
Series 2012 F, 5% 11/15/19	5,000	5,462
New York Thruway Auth. Gen. Rev. Series 2013 A, 5% 5/1/19	20,400	21,979
New York Thruway Auth. Second Gen. Hwy. & Bridge Trust Fund:
Series 2010 A, 5% 4/1/17	1,000	1,010
Series 2011 A1:
5% 4/1/17	1,500	1,515
5% 4/1/18	3,500	3,669
New York Trans. Dev. Corp. (Term. One Group Assoc. L.P. Proj.) Series 2015, 5% 1/1/17 (b)	8,890	8,890
Tobacco Settlement Fing. Corp. Series 2013 B, 5% 6/1/21	65	65
Triborough Bridge & Tunnel Auth. Revs. Series Y, 5.5% 1/1/17 (Escrowed to Maturity)	760	760

TOTAL NEW YORK		317,770

North Carolina - 0.7%
Dare County Ctfs. of Prtn. Series 2012 B:
4% 6/1/17	1,000	1,012
4% 6/1/18	1,280	1,330
4% 6/1/20	1,000	1,073
5% 6/1/19	1,305	1,411
Mecklenburg County Pub. Facilities Corp. Series 2009, 5% 3/1/18	1,500	1,568
North Carolina Cap. Facilities Fin. Agcy. Rev. Bonds (Republic Svcs., Inc. Proj.) Series 2013, 1.25%, tender 3/15/17 (a)(b)	2,200	2,200
North Carolina Med. Care Commission Hosp. Rev. (North Carolina Baptist Hosp. Proj.) Series 2010:
5% 6/1/17	3,220	3,271
5% 6/1/18	3,820	4,016
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev. Series 2015 E:
5% 1/1/22	5,000	5,683
5% 1/1/23	1,500	1,734

TOTAL NORTH CAROLINA		23,298

Ohio - 2.7%
Akron Bath Copley Hosp. District Rev. Series 2016, 5% 11/15/24	2,000	2,232
American Muni. Pwr., Inc. Rev. Bonds Series B, 5%, tender 8/15/20 (a)	35,000	37,930
Buckeye Tobacco Settlement Fing. Auth. Series 2007 A1, 5% 6/1/17	3,500	3,554
Cincinnati City School District 5.25% 12/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,555	3,823
Cleveland Arpt. Sys. Rev.:
5% 1/1/20 (FSA Insured)	425	462
5% 1/1/22 (FSA Insured)	1,325	1,493
5% 1/1/24 (FSA Insured)	1,200	1,385
5% 1/1/25 (FSA Insured)	1,250	1,451
5% 1/1/26 (FSA Insured)	500	576
Columbus Gen. Oblig. Series 2013 1, 5% 7/1/17	2,075	2,117
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013:
5% 6/15/22	2,145	2,356
5% 6/15/23	1,855	2,061
Franklin County Hosp. Facilities Rev. Series 2016 C, 5% 11/1/23	2,860	3,327
Hamilton County Convention Facilities Auth. Rev. Series 2014:
5% 12/1/19	1,910	2,056
5% 12/1/20	2,205	2,413
5% 12/1/21	2,045	2,268
Hamilton County Student Hsg. Rev. (Stratford Heights Proj.) Series 2010, 5% 6/1/17 (FSA Insured)	1,160	1,179
Ohio Gen. Oblig.:
(Higher Ed. Proj.) Series 2010 A, 5% 8/1/17	3,290	3,367
Series 2011 A, 5% 8/1/17	3,070	3,142
Series 2012 C, 5% 9/15/21	4,350	4,955
Ohio Higher Edl. Facility Commission Rev. (Univ. Hosp. Health Sys. Proj.) Series 2010 A, 5% 1/15/17	1,000	1,001
Scioto County Hosp. Facilities Rev. Series 2016:
5% 2/15/21	650	719
5% 2/15/22	1,100	1,235
5% 2/15/23	2,120	2,410
5% 2/15/24	1,640	1,887
5% 2/15/25	1,710	1,981
5% 2/15/26	1,250	1,457

TOTAL OHIO		92,837

Oklahoma - 0.4%
Oklahoma City Pub. Property Auth. Hotel Tax Rev. Series 2015, 5% 10/1/17	450	463
Oklahoma Dev. Fin. Auth. Rev.:
(Saint John Health Sys. Proj.) Series 2012, 5% 2/15/23	2,600	2,911
Series 2004 A, 2.375% 12/1/21	1,350	1,384
Series 2012, 5% 2/15/21	1,600	1,784
Tulsa County Independent School Disctrict #9 Series 2015, 2% 4/1/17	3,000	3,008
Tulsa County Indl. Auth. Edl. Facilities Lease Rev. (Jenks Pub. Schools Proj.) Series 2009, 5.5% 9/1/18	5,215	5,567

TOTAL OKLAHOMA		15,117

Pennsylvania - 5.0%
Franklin County Indl. Dev. Auth. (The Chambersburg Hosp. Proj.) Series 2010, 5% 7/1/17	1,255	1,279
Lehigh County Indl. Dev. Auth. Poll. Cont. Rev. Bonds 0.9%, tender 8/15/17 (a)	10,255	10,221
Montgomery County Higher Ed. & Health Auth. Hosp. Rev. (Abington Memorial Hosp. Proj.) Series 2009 A, 5% 6/1/17	2,200	2,235
Montgomery County Higher Ed. & Health Auth. Rev. Series 2014 A:
4% 10/1/18	1,000	1,032
4% 10/1/19	660	688
5% 10/1/20	1,260	1,368
Mount Lebanon School District Series 2015, 4% 2/15/18	865	893
Pennsylvania Econ. Dev. Auth. Governmental Lease (Forum Place Proj.) Series 2012:
5% 3/1/18	2,455	2,558
5% 3/1/19	2,310	2,453
5% 3/1/20	2,140	2,318
Pennsylvania Econ. Dev. Fin. Auth. Unemployment Compensation Rev. Series 2012 B:
5% 1/1/22	5,000	5,097
5% 7/1/22	3,795	3,827
Pennsylvania Econ. Dev. Fing. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2013, 0.85%, tender 2/1/17 (a)(b)	18,500	18,498
Pennsylvania Gen. Oblig.:
Series 2011, 5% 7/1/21	1,900	2,129
Series 2012, 5% 6/1/18	3,410	3,580
Series 2016:
5% 2/1/21	8,825	9,819
5% 2/1/22	9,265	10,470
5% 2/1/23	9,075	10,368
5% 2/1/24	10,215	11,754
5% 6/1/17	9,000	9,148
5% 8/15/17	18,000	18,440
Pennsylvania Higher Edl. Facilities Auth. Rev. Series 2014:
5% 12/1/19	340	372
5% 12/1/21	275	313
5% 12/1/22	855	989
Pennsylvania Pub. School Bldg. Auth. School Rev. (The School District of Harrisburg Proj.) Series 2016 A, 5% 12/1/21 (FSA Insured)	5,000	5,547
Pennsylvania Tpk. Commission Tpk. Rev. Series 2013 A, 1.32% 12/1/17 (a)	6,400	6,399
Philadelphia Gen. Oblig. Series 2011:
5.25% 8/1/17	6,165	6,307
5.25% 8/1/18	5,515	5,840
Philadelphia Muni. Auth. Rev. Series 2013 A:
5% 11/15/17	6,635	6,853
5% 11/15/18	3,430	3,650
Philadelphia School District Series 2016 D, 5% 9/1/17	1,000	1,022
Southeastern Pennsylvania Trans. Auth. Rev. Series 2011:
5% 6/1/18	1,000	1,049
5% 6/1/19	200	215
State Pub. School Bldg. Auth. Lease Rev. (Philadelphia School District Proj.) Series 2012:
5% 4/1/19	1,305	1,374
5% 4/1/20	1,250	1,333
5% 4/1/21	1,000	1,075
Unionville-Chadds Ford School District Gen. Oblig. Series 2009, 5% 6/1/20	1,190	1,289

TOTAL PENNSYLVANIA		171,802

Rhode Island - 0.9%
Rhode Island & Providence Plantations Series 2015 A, 4% 8/1/17	5,000	5,086
Rhode Island Health & Edl. Bldg. Corp. Higher Ed. Facilities Rev.:
Series 2013 A:
5% 5/15/18	1,000	1,043
5% 5/15/19	1,500	1,602
Series 2016:
5% 5/15/20	660	710
5% 5/15/22	2,000	2,190
5% 5/15/23	1,205	1,327
5% 5/15/24	2,350	2,596
5% 5/15/25	5,505	6,086
Rhode Island Health & Edl. Bldg. Corp. Pub. Schools Rev. Series 2015, 5% 5/15/25 (FSA Insured)	6,040	7,000
Tobacco Setlement Fing. Corp. Series 2015 A:
5% 6/1/26	3,500	3,794
5% 6/1/27	1,000	1,073

TOTAL RHODE ISLAND		32,507

South Carolina - 1.5%
Lexington County Health Svcs. District, Inc. Hosp. Rev. Series 2011, 5% 11/1/19	1,190	1,293
Scago Edl. Facilities Corp. for Colleton School District (School District of Colleton County Proj.) Series 2015:
5% 12/1/23	4,440	5,067
5% 12/1/26	1,100	1,244
South Carolina Pub. Svc. Auth. Rev.:
Series 2012 B:
5% 12/1/17	2,000	2,071
5% 12/1/20	1,000	1,116
Series 2012 C, 5% 12/1/17	10,535	10,910
Series 2014 C:
5% 12/1/22	1,100	1,269
5% 12/1/23	5,000	5,830
Series 2015 C, 5% 12/1/18	15,000	16,029
South Carolina Trans. Infrastructure Bank Rev. Series 2012 B, 5% 10/1/17	8,000	8,232

TOTAL SOUTH CAROLINA		53,061

South Dakota - 0.2%
South Dakota Health & Edl. Facilities Auth. Rev.:
(Reg'l. Health Proj.) Series 2010, 5% 9/1/17	490	502
Series 2011:
5% 9/1/17	1,100	1,127
5% 9/1/18	1,200	1,269
5% 9/1/19	1,255	1,353
Series 2014 B:
4% 11/1/19	400	425
4% 11/1/20	625	671
4% 11/1/21	500	542
5% 11/1/22	375	430

TOTAL SOUTH DAKOTA		6,319

Tennessee - 0.1%
Knox County Health Edl. & Hsg. Facilities Board Rev. Series 2016:
5% 9/1/25	1,670	1,885
5% 9/1/26	1,835	2,064
Metropolitan Nashville Arpt. Auth. Rev. Series 2010 A, 5% 7/1/17	1,100	1,121

TOTAL TENNESSEE		5,070

Texas - 9.6%
Allen Independent School District Series 2013, 4% 2/15/18	1,290	1,331
Austin Elec. Util. Sys. Rev. 0% 5/15/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,500	4,419
Austin Independent School District Series 2004, 5% 8/1/17	1,450	1,484
Bastrop Independent School District Series 2007, 5.25% 2/15/37 (Pre-Refunded to 2/15/17 @ 100)	2,705	2,718
Brownsville Util. Sys. Rev. Series 2015, 5% 9/1/17	2,135	2,187
Carroll Independent School District Series 2009 C, 5.25% 2/15/19	1,000	1,080
Central Reg'l. Mobility Auth. Series 2016:
5% 1/1/21	500	547
5% 1/1/22	1,500	1,661
5% 1/1/23	2,450	2,730
5% 1/1/24	3,370	3,779
5% 1/1/26	2,865	3,234
Cypress-Fairbanks Independent School District Bonds Series 2014 B3, 1.05%, tender 8/15/17 (a)	2,025	2,022
Dallas County Gen. Oblig. Series 2016:
5% 8/15/22	3,520	4,072
5% 8/15/23	3,000	3,518
Dallas Fort Worth Int'l. Arpt. Rev.:
Series 2013 F:
5% 11/1/19	2,000	2,180
5% 11/1/20	1,500	1,671
5% 11/1/21	3,000	3,384
5% 11/1/22	5,000	5,717
Series 2014 D, 5% 11/1/23 (b)	1,950	2,202
Dallas Independent School District Bonds:
Series 2016 B1, 3%, tender 2/15/17 (a)	1,985	1,990
Series 2016 B2, 4%, tender 2/15/18 (a)	3,970	4,082
Series 2016 B3, 5%, tender 2/15/19 (a)	6,000	6,420
Series 2016 B4, 5%, tender 2/15/20 (a)	7,000	7,632
Series 2016 B5, 5%, tender 2/15/21 (a)	8,000	8,946
Series 2016 B6, 5%, tender 2/15/22 (a)	10,000	11,383
Dallas Wtrwks. & Swr. Sys. Rev. Series 2011, 5% 10/1/18	1,600	1,703
Dickinson Independent School District Bonds Series 2013, 1.05%, tender 8/1/17 (a)	5,150	5,143
El Paso Gen. Oblig. Series 2014, 5% 8/15/18	2,695	2,856
Harris County Gen. Oblig. Series 2015 A, 4% 10/1/17	2,500	2,557
Houston Arpt. Sys. Rev.:
Series 2011 A, 5% 7/1/17 (b)	7,380	7,517
Series 2012 A, 5% 7/1/23 (b)	2,000	2,226
Kermit Independent School District Series 2007, 5.25% 2/15/32 (Pre-Refunded to 2/15/17 @ 100)	1,300	1,306
Lewisville Independent School District Series 2009, 5% 8/15/17	1,170	1,199
Lower Colorado River Auth. Rev.:
(LCRA Transmission Svcs. Corp. Proj.) Series 2010, 5% 5/15/18	3,140	3,299
Series 2010, 5% 5/15/17	3,005	3,048
Lubbock Health Facilities Dev. Corp. Rev. (St. Joseph Health Sys. Proj.) Series 2008 B:
5% 7/1/17	2,800	2,854
5% 7/1/18	3,030	3,196
Mansfield Independent School District Series 2009, 4% 2/15/17	1,840	1,847
Newark Higher Ed. Fin. Corp. (Abilene Christian Univ. Proj.) Series 2016 A, 5% 4/1/26	2,480	2,882
North East Texas Independent School District:
Bonds Series 2013 B, 1.42%, tender 8/1/21 (a)	3,505	3,381
Series 2007 A, 5% 8/1/24 (Pre-Refunded to 8/1/17 @ 100)	10,000	10,232
North Harris County Reg'l. Wtr. Auth. Series 2013, 4% 12/15/22	1,580	1,732
North Texas Tollway Auth. Rev.:
Bonds Series 2012 C, 1.95%, tender 1/1/19 (a)	8,500	8,487
Series 2016 A, 5% 1/1/26	13,000	14,928
5.75% 1/1/38 (Pre-Refunded to 1/1/18 @ 100)	7,830	8,185
Northside Independent School District Bonds:
Series 2011 A, 2%, tender 6/1/19 (a)	6,225	6,245
1.2%, tender 8/1/17 (a)	28,155	28,139
2%, tender 6/1/21 (a)	10,000	9,975
Plano Independent School District 5% 2/15/18	2,500	2,608
Port Houston Auth. Harris County Series 2015 B, 5% 10/1/17 (b)	2,000	2,058
Round Rock Independent School District Series 2015, 5% 8/1/17	5,000	5,117
Sam Rayburn Muni. Pwr. Agcy. Series 2012, 5% 10/1/20	1,000	1,088
San Antonio Pub. Facilities Corp. and Rfdg. Lease (Convention Ctr. Proj.) Series 2012:
5% 9/15/20	1,000	1,106
5% 9/15/21	1,000	1,126
5% 9/15/22	3,440	3,925
San Antonio Wtr. Sys. Rev. Series 2012:
4% 5/15/19	1,500	1,589
5% 5/15/20	6,000	6,646
Southwest Higher Ed. Auth. Rev. (Southern Methodist Univ. Proj.) Series 2016 A:
5% 10/1/20	3,480	3,878
5% 10/1/21	3,000	3,406
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev.:
(Scott & White Healthcare Proj.) Series 2013 A:
5% 8/15/21	750	851
5% 8/15/23	1,000	1,169
Series 2013:
4% 9/1/18	400	417
5% 9/1/19	655	706
5% 9/1/20	915	1,006
5.75% 11/15/24 (Pre-Refunded to 11/15/18 @ 100)	2,385	2,576
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev.:
Series 2016 A, 5% 2/15/26	1,500	1,788
Series 2017 A, 5% 2/15/24	2,000	2,341
5.75% 7/1/18	1,830	1,905
Texas Pub. Fin. Auth. Rev. Series 2014 B, 4% 7/1/17	2,100	2,104
Texas Trans. Commission Central Texas Tpk. Sys. Rev. Bonds Series 2015 A, 5%, tender 4/1/20 (a)	12,885	14,057
Texas Trans. Commission State Hwy. Fund Rev. Series 2015, 3% 10/1/17	34,000	34,507
Tomball Independent School District 5% 2/15/17 (Assured Guaranty Corp. Insured)	1,105	1,110
Trinity River Auth. Reg'l. Wastewtr. Sys. Rev. Series 2016, 5% 8/1/23	1,585	1,852
Univ. of Texas Board of Regents Sys. Rev. Series 2010 B, 5% 8/15/21	1,800	2,049
Univ. of Texas Permanent Univ. Fund Rev.:
Series 2015 B, 4% 7/1/17	5,625	5,711
Series 2015, 5% 7/1/17	1,985	2,025

TOTAL TEXAS		332,047

Utah - 0.0%
Utah Associated Muni. Pwr. Sys. Rev. (Payson Pwr. Proj.) 5% 9/1/17	1,090	1,118
Virginia - 1.0%
Chesapeake Trans. Sys. Toll Road Rev. Series 2012 A:
4% 7/15/20	605	641
5% 7/15/21	400	444
Fairfax County Gen. Oblig.:
5% 10/1/20	6,710	7,527
5% 10/1/21	3,000	3,436
Fredericksburg Econ. Dev. Auth. Rev. Series 2014, 5% 6/15/24	2,340	2,697
Stafford County Econ. Dev. Auth. Hosp. Facilities Rev. Series 2016:
5% 6/15/24	650	749
5% 6/15/25	1,000	1,155
5% 6/15/26	1,715	1,988
Virginia College Bldg. Auth. Edl. Facilities Rev. (21st Century College and Equip. Progs.) Series 2015 D, 5% 2/1/17	12,830	12,869
York County Econ. Dev. Auth. Poll. Cont. Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2009 A, 1.875%, tender 5/16/19 (a)	2,500	2,500

TOTAL VIRGINIA		34,006

Washington - 1.4%
Grant County Pub. Util. District #2 Series 2012 A:
5% 1/1/20	1,375	1,503
5% 1/1/21	1,865	2,083
King County Highline School District # 401 Series 2009, 5% 12/1/17	2,950	3,056
Port of Seattle Rev.:
Series 2010 C, 5% 2/1/17 (b)	2,500	2,507
Series 2015 B, 5% 3/1/17	5,000	5,032
Series 2016 B:
5% 10/1/20 (b)	2,935	3,251
5% 10/1/21 (b)	2,780	3,122
5% 10/1/22 (b)	2,500	2,844
5% 10/1/23 (b)	3,030	3,483
Seattle Muni. Lt. & Pwr. Rev. Series 2010 B, 5% 2/1/17	2,000	2,006
Tacoma Elec. Sys. Rev. Series 2013 A:
4% 1/1/20	5,000	5,329
4% 1/1/21	2,000	2,159
5% 1/1/20	3,000	3,285
5% 1/1/21	1,770	1,978
Washington Gen. Oblig. Series 2012 AR, 5% 7/1/18	5,000	5,283

TOTAL WASHINGTON		46,921

West Virginia - 0.4%
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev. Bonds:
(Appalachian Pwr. Co. Amos Proj.) Series 2011 A, 1.7%, tender 9/1/20 (a)(b)	6,760	6,528
1.9%, tender 4/1/19 (a)	6,285	6,259

TOTAL WEST VIRGINIA		12,787

Wisconsin - 0.5%
Madison Gen. Oblig. Series 2014 A, 5% 10/1/21	3,215	3,660
Milwaukee County Arpt. Rev. Series 2013 A:
5% 12/1/20 (b)	1,330	1,471
5% 12/1/22 (b)	1,470	1,672
5.25% 12/1/23 (b)	1,540	1,767
Wisconsin Health & Edl. Facilities:
Bonds Series 2013 B, 4%, tender 3/1/18 (a)	2,090	2,156
Series 2014:
4% 5/1/18	375	384
4% 5/1/19	285	295
5% 5/1/20	410	441
5% 5/1/21	640	697
Wisconsin Health & Edl. Facilities Auth. Rev.:
(Aurora Health Care, Inc. Proj.) Series 2010 A, 5% 4/15/17	1,500	1,517
(Thedacare, Inc. Proj.) Series 2010, 5% 12/15/17	1,540	1,595
Series 2012, 5% 10/1/21	1,400	1,584

TOTAL WISCONSIN		17,239

TOTAL MUNICIPAL BONDS
(Cost $3,256,982)		3,240,845

Municipal Notes - 4.1%
Connecticut - 0.3%
New Britain Gen. Oblig. BAN 2% 3/23/17	5,000	$5,015
New Haven Gen. Oblig. TAN Series 2016, 2.5% 5/18/17	2,600	2,611
New London BAN Series 2016, 2% 3/23/17	4,800	4,808

TOTAL CONNECTICUT		12,434

Kentucky - 0.1%
Kentucky Pub. Trans. BAN Series 2013 A, 5% 7/1/17	2,165	2,199
New Jersey - 0.5%
Hackensack City Tax Appeal Nts BAN Series 2016, 2% 11/6/17	8,900	8,946
New Brunswick Gen. Oblig. BAN Series 2016, 3% 6/6/17	7,723	7,775

TOTAL NEW JERSEY		16,721

New York - 3.1%
Albany Gen. Oblig. BAN Series 2016, 2% 6/30/17	14,600	14,652
Binghamton Gen. Oblig. BAN Series 2016, 2.5% 11/17/17	4,250	4,294
Rockland County Gen. Oblig. TAN Series 2016, 2% 3/16/17	3,500	3,506
Sachem Central School District of Holbrook TAN Series 2016, 1.5% 6/29/17	10,400	10,409
Suffolk County Gen. Oblig. TAN Series 2017, 2% 7/26/17	66,600	66,860
Syracuse Gen. Oblig. RAN Series 2016 B, 2% 6/30/17	6,800	6,824

TOTAL NEW YORK		106,545

Ohio - 0.1%
Belmont County BAN Series 2016, 1.375% 8/31/17	2,300	2,300
TOTAL MUNICIPAL NOTES
(Cost $140,353)		140,199
	Shares	Value (000s)

Money Market Funds - 0.7%
Fidelity Municipal Cash Central Fund, 0.79% (d)(e)
(Cost $25,102)	25,099,490	25,099
TOTAL INVESTMENT PORTFOLIO - 98.3%
(Cost $3,422,437)		3,406,143
NET OTHER ASSETS (LIABILITIES) - 1.7%		58,857
NET ASSETS - 100%		$3,465,000

Security Type Abbreviations

BAN – BOND ANTICIPATION NOTE

TAN – TAX ANTICIPATION NOTE

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (d) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (e) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Municipal Cash Central Fund	$663
Total	$663

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Municipal Securities	$3,381,044	$--	$3,381,044	$--
Money Market Funds	25,099	25,099	--	--
Total Investments in Securities:	$3,406,143	$25,099	$3,381,044	$--

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	42.4%
Transportation	11.5%
Health Care	10.5%
Special Tax	9.7%
Electric Utilities	9.4%
Others* (Individually Less Than 5%)	16.5%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		December 31, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $3,397,335)	$3,381,044
Fidelity Central Funds (cost $25,102)	25,099
Total Investments (cost $3,422,437)		$3,406,143
Cash		37,783
Receivable for fund shares sold		13,699
Interest receivable		38,452
Distributions receivable from Fidelity Central Funds		19
Prepaid expenses		7
Other receivables		10
Total assets		3,496,113
Liabilities
Payable for investments purchased on a delayed delivery basis	$1,606
Payable for fund shares redeemed	26,784
Distributions payable	1,081
Accrued management fee	1,088
Distribution and service plan fees payable	119
Other affiliated payables	381
Other payables and accrued expenses	54
Total liabilities		31,113
Net Assets		$3,465,000
Net Assets consist of:
Paid in capital		$3,481,762
Distributions in excess of net investment income		(47)
Accumulated undistributed net realized gain (loss) on investments		(421)
Net unrealized appreciation (depreciation) on investments		(16,294)
Net Assets		$3,465,000
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($316,679 ÷ 30,303 shares)		$10.45
Maximum offering price per share (100/97.25 of $10.45)		$10.75
Class T:
Net Asset Value and redemption price per share ($19,706 ÷ 1,889 shares)		$10.43
Maximum offering price per share (100/97.25 of $10.43)		$10.72
Class C:
Net Asset Value and offering price per share ($52,842 ÷ 5,066 shares)(a)		$10.43
Limited Term Municipal Income:
Net Asset Value, offering price and redemption price per share ($2,779,251 ÷ 266,416 shares)		$10.43
Class I:
Net Asset Value, offering price and redemption price per share ($296,522 ÷ 28,409 shares)		$10.44

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended December 31, 2016
Investment Income
Interest		$74,144
Income from Fidelity Central Funds		663
Total income		74,807
Expenses
Management fee	$14,159
Transfer agent fees	4,155
Distribution and service plan fees	1,586
Accounting fees and expenses	615
Custodian fees and expenses	28
Independent trustees' fees and expenses	18
Registration fees	214
Audit	56
Legal	11
Miscellaneous	29
Total expenses before reductions	20,871
Expense reductions	(44)	20,827
Net investment income (loss)		53,980
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	312
Total net realized gain (loss)		312
Change in net unrealized appreciation (depreciation) on investment securities		(72,267)
Net gain (loss)		(71,955)
Net increase (decrease) in net assets resulting from operations		$(17,975)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2016	Year ended December 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$53,980	$57,962
Net realized gain (loss)	312	7,031
Change in net unrealized appreciation (depreciation)	(72,267)	(25,919)
Net increase (decrease) in net assets resulting from operations	(17,975)	39,074
Distributions to shareholders from net investment income	(53,929)	(58,133)
Distributions to shareholders from net realized gain	(727)	(7,563)
Total distributions	(54,656)	(65,696)
Share transactions - net increase (decrease)	(259,868)	(152,171)
Redemption fees	58	42
Total increase (decrease) in net assets	(332,441)	(178,751)
Net Assets
Beginning of period	3,797,441	3,976,192
End of period	$3,465,000	$3,797,441
Other Information
Distributions in excess of net investment income end of period	$(47)	$(90)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Limited Term Municipal Income Fund Class A

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$10.64	$10.71	$10.68	$10.86	$10.83
Income from Investment Operations
Net investment income (loss)A	.118	.129	.153	.158	.164
Net realized and unrealized gain (loss)	(.188)	(.048)	.046	(.170)	.034
Total from investment operations	(.070)	.081	.199	(.012)	.198
Distributions from net investment income	(.118)	(.130)	(.153)	(.158)	(.156)
Distributions from net realized gain	(.002)	(.021)	(.016)	(.010)	(.012)
Total distributions	(.120)	(.151)	(.169)	(.168)	(.168)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$10.45	$10.64	$10.71	$10.68	$10.86
Total ReturnC,D	(.68)%	.76%	1.87%	(.11)%	1.84%
Ratios to Average Net AssetsE,F
Expenses before reductions	.80%	.81%	.79%	.78%	.79%
Expenses net of fee waivers, if any	.80%	.81%	.79%	.78%	.79%
Expenses net of all reductions	.80%	.81%	.79%	.78%	.78%
Net investment income (loss)	1.10%	1.21%	1.42%	1.47%	1.51%
Supplemental Data
Net assets, end of period (in millions)	$317	$377	$397	$318	$394
Portfolio turnover rateG	31%	30%	21%	20%	21%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Limited Term Municipal Income Fund Class T

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$10.62	$10.69	$10.66	$10.85	$10.81
Income from Investment Operations
Net investment income (loss)A	.121	.134	.157	.162	.166
Net realized and unrealized gain (loss)	(.188)	(.049)	.046	(.180)	.044
Total from investment operations	(.067)	.085	.203	(.018)	.210
Distributions from net investment income	(.121)	(.134)	(.157)	(.162)	(.158)
Distributions from net realized gain	(.002)	(.021)	(.016)	(.010)	(.012)
Total distributions	(.123)	(.155)	(.173)	(.172)	(.170)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$10.43	$10.62	$10.69	$10.66	$10.85
Total ReturnC,D	(.65)%	.80%	1.91%	(.17)%	1.95%
Ratios to Average Net AssetsE,F
Expenses before reductions	.77%	.77%	.76%	.75%	.77%
Expenses net of fee waivers, if any	.77%	.77%	.76%	.75%	.77%
Expenses net of all reductions	.77%	.77%	.75%	.75%	.76%
Net investment income (loss)	1.14%	1.25%	1.46%	1.50%	1.52%
Supplemental Data
Net assets, end of period (in millions)	$20	$22	$25	$24	$25
Portfolio turnover rateG	31%	30%	21%	20%	21%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Limited Term Municipal Income Fund Class C

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$10.62	$10.69	$10.66	$10.84	$10.81
Income from Investment Operations
Net investment income (loss)A	.038	.050	.072	.077	.082
Net realized and unrealized gain (loss)	(.188)	(.049)	.046	(.169)	.035
Total from investment operations	(.150)	.001	.118	(.092)	.117
Distributions from net investment income	(.038)	(.050)	(.072)	(.078)	(.075)
Distributions from net realized gain	(.002)	(.021)	(.016)	(.010)	(.012)
Total distributions	(.040)	(.071)	(.088)	(.088)	(.087)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$10.43	$10.62	$10.69	$10.66	$10.84
Total ReturnC,D	(1.42)%	.01%	1.11%	(.86)%	1.08%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.55%	1.55%	1.54%	1.54%	1.53%
Expenses net of fee waivers, if any	1.55%	1.55%	1.54%	1.54%	1.53%
Expenses net of all reductions	1.55%	1.55%	1.54%	1.53%	1.53%
Net investment income (loss)	.35%	.47%	.67%	.72%	.76%
Supplemental Data
Net assets, end of period (in millions)	$53	$63	$65	$71	$92
Portfolio turnover rateG	31%	30%	21%	20%	21%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Limited Term Municipal Income Fund

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$10.63	$10.69	$10.66	$10.85	$10.81
Income from Investment Operations
Net investment income (loss)A	.152	.164	.186	.191	.197
Net realized and unrealized gain (loss)	(.198)	(.039)	.046	(.180)	.045
Total from investment operations	(.046)	.125	.232	.011	.242
Distributions from net investment income	(.152)	(.164)	(.186)	(.191)	(.190)
Distributions from net realized gain	(.002)	(.021)	(.016)	(.010)	(.012)
Total distributions	(.154)	(.185)	(.202)	(.201)	(.202)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$10.43	$10.63	$10.69	$10.66	$10.85
Total ReturnC	(.45)%	1.18%	2.19%	.10%	2.25%
Ratios to Average Net AssetsD,E
Expenses before reductions	.48%	.48%	.48%	.48%	.48%
Expenses net of fee waivers, if any	.48%	.48%	.48%	.48%	.48%
Expenses net of all reductions	.48%	.48%	.48%	.48%	.47%
Net investment income (loss)	1.43%	1.54%	1.73%	1.78%	1.81%
Supplemental Data
Net assets, end of period (in millions)	$2,779	$3,058	$3,225	$3,168	$3,624
Portfolio turnover rateF	31%	30%	21%	20%	21%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Limited Term Municipal Income Fund Class I

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$10.63	$10.70	$10.67	$10.85	$10.81
Income from Investment Operations
Net investment income (loss)A	.145	.156	.179	.184	.191
Net realized and unrealized gain (loss)	(.188)	(.048)	.046	(.169)	.045
Total from investment operations	(.043)	.108	.225	.015	.236
Distributions from net investment income	(.145)	(.157)	(.179)	(.185)	(.184)
Distributions from net realized gain	(.002)	(.021)	(.016)	(.010)	(.012)
Total distributions	(.147)	(.178)	(.195)	(.195)	(.196)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$10.44	$10.63	$10.70	$10.67	$10.85
Total ReturnC	(.42)%	1.02%	2.12%	.14%	2.19%
Ratios to Average Net AssetsD,E
Expenses before reductions	.55%	.55%	.55%	.54%	.54%
Expenses net of fee waivers, if any	.55%	.55%	.55%	.54%	.54%
Expenses net of all reductions	.54%	.55%	.54%	.54%	.53%
Net investment income (loss)	1.36%	1.47%	1.67%	1.71%	1.76%
Supplemental Data
Net assets, end of period (in millions)	$297	$276	$263	$207	$206
Portfolio turnover rateF	31%	30%	21%	20%	21%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2016
(Amounts in thousands except percentages)

1. Organization.

Fidelity Limited Term Municipal Income Fund (the Fund) is a fund of Fidelity Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Limited Term Municipal Income and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All current fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period January 1, 2016 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2016 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$21,251
Gross unrealized depreciation	(37,479)
Net unrealized appreciation (depreciation) on securities	$(16,228)
Tax Cost	$3,422,371

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$(16,228)

The Fund intends to elect to defer to its next fiscal year $421 of capital losses recognized during the period November 1, 2016 to December 31, 2016.

The tax character of distributions paid was as follows:

	December 31, 2016	December 31, 2015
Tax-exempt Income	$53,929	$58,133
Long-term Capital Gains	727	7,563
Total	$54,656	$ 65,696

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to .50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2016, the Board of Trustees approved the elimination of these redemption fees effective December 12, 2016.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,136,782 and $1,271,826, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .36% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$919	$93
Class T	-%	.25%	54	1
Class B	.65%	.25%	1	1
Class C	.75%	.25%	612	65
			$1,586	$160

Sales Load. FDC may receive a front-end sales charge of up to 2.75% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 3.00% to 1.00% for Class B shares, 1.00% for Class C shares, .75% or .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$14
Class T	3
Class B(a)	–(b)
Class C(a)	12
$29

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

 (b) In the amount of less than five hundred dollars.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$620.17
Class T	29.13
Class B	–(a)	.11
Class C	101.16
Limited Term Municipal Income	2,927.09
Class I	478.16
	$4,155

 (a) In the amount of less than five hundred dollars.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $10 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses fee by $28.

In addition, during the period the investment adviser reimbursed and/or waived a portion of the fund-level operating expenses in the amount of $16.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2016	Year ended December 31, 2015
From net investment income
Class A	$4,046	$4,860
Class T	246	289
Class B	1	2
Class C	217	303
Limited Term Municipal Income	45,375	48,674
Class I	4,044	4,005
Total	$53,929	$58,133
From net realized gain
Class A	$65	$751
Class T	4	45
Class B	–	1
Class C	11	125
Limited Term Municipal Income	588	6,100
Class I	59	541
Total	$727	$7,563

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2016	Year ended December 31, 2015	Year ended December 31, 2016	Year ended December 31, 2015
Class A
Shares sold	13,917	16,831	$148,531	$179,831
Reinvestment of distributions	351	483	3,741	5,154
Shares redeemed	(19,410)	(18,951)	(206,381)	(202,084)
Net increase (decrease)	(5,142)	(1,637)	$(54,109)	$(17,099)
Class T
Shares sold	682	791	$7,226	$8,447
Reinvestment of distributions	22	30	235	316
Shares redeemed	(874)	(1,080)	(9,260)	(11,510)
Net increase (decrease)	(170)	(259)	$(1,799)	$(2,747)
Class B
Shares sold	3	3	$28	$17
Reinvestment of distributions	–(a)	–(a)	1	3
Shares redeemed	(30)	(14)	(317)	(144)
Net increase (decrease)	(27)	(11)	$(288)	$(124)
Class C
Shares sold	961	1,149	$10,252	$12,246
Reinvestment of distributions	18	34	188	359
Shares redeemed	(1,887)	(1,330)	(20,039)	(14,162)
Net increase (decrease)	(908)	(147)	$(9,599)	$(1,557)
Limited Term Municipal Income
Shares sold	91,180	66,529	$970,470	$709,164
Reinvestment of distributions	3,156	3,861	33,582	41,135
Shares redeemed	(115,740)	(84,109)	(1,224,234)	(895,882)
Net increase (decrease)	(21,404)	(13,719)	$(220,182)	$(145,583)
Class I
Shares sold	15,767	13,372	$167,805	$142,602
Reinvestment of distributions	311	335	3,311	3,575
Shares redeemed	(13,673)	(12,317)	(145,007)	(131,238)
Net increase (decrease)	2,405	1,390	$26,109	$14,939

 (a) In the amount of less than five hundred dollars.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Municipal Trust and Shareholders of Fidelity Limited Term Municipal Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Limited Term Municipal Income Fund (a fund of Fidelity Municipal Trust) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Limited Term Municipal Income Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 17, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 243 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Christine J. Thompson (1958)

Year of Election or Appointment: 2015

Vice President of Fidelity's Bond Funds

Ms. Thompson also serves as Vice President of other funds. Ms. Thompson also serves as Chief Investment Officer of FMR's Bond Group (2010-present) and is an employee of Fidelity Investments (1985-present). Previously, Ms. Thompson served as Vice President of Fidelity's Bond Funds (2010-2012).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period-B July 1, 2016 to December 31, 2016
Class A	.80%
Actual		$1,000.00	$978.60	$3.98
Hypothetical-C		$1,000.00	$1,021.11	$4.06
Class T	.76%
Actual		$1,000.00	$978.70	$3.78
Hypothetical-C		$1,000.00	$1,021.32	$3.86
Class C	1.54%
Actual		$1,000.00	$974.90	$7.64
Hypothetical-C		$1,000.00	$1,017.39	$7.81
Limited Term Municipal Income	.47%
Actual		$1,000.00	$980.10	$2.34
Hypothetical-C		$1,000.00	$1,022.77	$2.39
Class I	.54%
Actual		$1,000.00	$980.70	$2.69
Hypothetical-C		$1,000.00	$1,022.42	$2.75

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2016, $726,749 or, if subsequently determined to be different, the net capital gain of such year.

During fiscal year ended 2016, 100% of the fund's income dividends were free from federal income tax, and 6.96% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Limited Term Municipal Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in May 2016.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Limited Term Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of the retail class ranked below the competitive median for 2015 and the total expense ratio of each of Class A, Class T, Class C, and Class I ranked above the competitive median for 2015. The Board considered that, in general, various factors can affect total expense ratios. The Board considered that each of Class A, Class T, and Class I is above the competitive median primarily due to transfer agent fees. The Board noted that the total expense ratio of Class C was above the competitive median primarily because of its 12b-1 fees. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although some classes were above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces; (x) the approach to considering "fall-out" benefits; and (xi) the impact of money market reform on Fidelity's money market funds, including with respect to costs and profitability. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Fidelity® Michigan Municipal Income Fund Fidelity® Michigan Municipal Money Market Fund Annual Report December 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Fidelity® Michigan Municipal Income Fund
Investment Summary
Investments
Financial Statements
Fidelity® Michigan Municipal Money Market Fund
Investment Summary/Performance
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Fidelity® Michigan Municipal Income Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Fidelity® Michigan Municipal Income Fund	(0.16)%	3.13%	3.98%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Michigan Municipal Income Fund on December 31, 2006.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond Index performed over the same period.

Period Ending Values
$14,771	Fidelity® Michigan Municipal Income Fund
$15,158	Bloomberg Barclays Municipal Bond Index

Effective August 24, 2016, all Barclays benchmark indices were co-branded as the Bloomberg Barclays Indices for a period of five years.

Fidelity® Michigan Municipal Income Fund

Management's Discussion of Fund Performance

Market Recap:  For the 12 months ending December 31, 2016, tax-exempt bonds eked out only a 0.25% return, according to the Bloomberg Barclays Municipal Bond Index. For much of the period, fairly strong demand and a stable credit environment for state and local governments drove moderate muni returns. But a downward trend began in September and steepened through November – the worst month for the muni market since 2008 – as investors became concerned about U.S. President-elect Donald Trump’s expansionary fiscal policy ambitions, inflation and the potential for tax reform to impair tax-exempt bond valuations. Further, some theorized that changes to or repeal of the Affordable Care Act by the incoming administration and a Republican-controlled Congress may affect the prices of muni bonds issued by hospitals. Muni bonds also were hurt by market anticipation of a quarter-point increase in policy interest rates, which happened in December. At year-end, concerns about unfunded pension liabilities generally are compartmentalized to certain issuers. Looking ahead, we think the U.S. Federal Reserve is likely to raise policy interest rates further in 2017, perhaps in multiple stages.

Comments from Co-Portfolio Manager Cormac Cullen:  For the year, the fund returned -0.16%, modestly lagging, net of fees, the 0.24% gain of the Bloomberg Barclays Michigan Enhanced Municipal Bond Index. The portfolio managers continued to focus on long-term objectives by seeking to generate attractive tax-exempt income and competitive risk-adjusted returns over time. The manner in which the fund’s investments were spread across bonds with various maturities – known as yield curve positioning – was the main drag on our result versus the state index. The fund was bulleted, meaning it was more heavily concentrated in bonds in the intermediate-maturity range, reflecting what we viewed as attractive valuations. However, bonds in the intermediate-maturity range underperformed shorter- and longer-term alternatives. In contrast, relative performance was helped by our overweighting in lower-rated investment-grade bonds, particularly those in the health care sector. These securities – rated A and BBB – attracted heavy demand from yield-seeking investors throughout much of the year. Coupled with the comparatively high level of income they generated, they outperformed high-quality securities, in which the fund had an underweighting for the year overall.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On May 2, 2016, Cormac Cullen, Kevin Ramundo and Mark Sommer became Co-Managers of the fund, succeeding Portfolio Manager Jamie Pagliocco.

Fidelity® Michigan Municipal Income Fund

Investment Summary (Unaudited)

Top Five Sectors as of December 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	33.7	34.4
Health Care	22.1	18.3
Escrowed/Pre-Refunded	11.6	12.0
Education	7.8	11.8
Transportation	7.8	7.2

Quality Diversification (% of fund's net assets)

As of December 31, 2016
AAA	4.0%
AA,A	85.0%
BBB	2.5%
Not Rated	5.9%
Short-Term Investments and Net Other Assets	2.6%

As of June 30, 2016
AAA	4.0%
AA,A	80.9%
BBB	1.3%
BB and Below	0.4%
Not Rated	5.3%
Short-Term Investments and Net Other Assets	8.1%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Fidelity® Michigan Municipal Income Fund

Investments December 31, 2016

Showing Percentage of Net Assets

Municipal Bonds - 97.4%
	Principal Amount	Value
Guam - 0.8%
Guam Gov't. Ltd. Oblig. Rev. Series 2016 A:
5% 12/1/35	$555,000	$591,591
5% 12/1/46	2,000,000	2,118,500
Guam Int'l. Arpt. Auth. Rev. Series 2013 C, 6.25% 10/1/34 (a)	1,000,000	1,139,600
Guam Pwr. Auth. Rev. Series 2012 A, 5% 10/1/23 (FSA Insured)	1,175,000	1,322,792

TOTAL GUAM		5,172,483

Michigan - 96.6%
Ann Arbor Econ. Dev. Corp. Ltd. Oblig. Rev. (Glacier Hills, Inc. Proj.) 8.375% 1/15/19 (Escrowed to Maturity)	1,053,000	1,125,341
Battle Creek School District Series 2016:
5% 5/1/35	2,240,000	2,508,979
5% 5/1/36	1,500,000	1,670,010
5% 5/1/37	1,175,000	1,305,214
Bay City School District Rev.:
5% 11/1/25	1,000,000	1,148,260
5% 11/1/26	1,000,000	1,139,020
5% 11/1/27	700,000	795,830
5% 11/1/28	250,000	284,048
Brandon School District Series 2016 A:
5% 5/1/28	2,515,000	2,898,915
5% 5/1/29	1,250,000	1,433,850
5% 5/1/30	1,250,000	1,424,950
Charter Township of Commerce Gen. Oblig. Series 2009 B, 5.125% 12/1/38 (Pre-Refunded to 12/1/18 @ 100)	970,000	1,039,792
Chelsea School District Series 2008, 5% 5/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,675,000	1,755,048
Chippewa Valley Schools:
Series 2016 A:
5% 5/1/32	1,000,000	1,134,070
5% 5/1/33	1,000,000	1,129,160
5% 5/1/34	1,075,000	1,208,590
5% 5/1/35	775,000	867,543
Series 2016:
5% 5/1/25	1,420,000	1,660,775
5% 5/1/27	555,000	650,571
Clarkston Cmnty. Schools:
Series 2016, 5% 5/1/29	1,500,000	1,717,050
5% 5/1/28	1,735,000	1,995,701
Detroit City School District Series 2005 A, 5.25% 5/1/30 (FSA Insured)	5,000,000	5,919,200
Detroit School District Series 2012 A, 5% 5/1/24	5,000,000	5,535,000
Detroit Swr. Disp. Rev.:
Series 1998, 5.5% 7/1/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,050,000	3,106,944
Series 2001 E, 5.75% 7/1/31 (Pre-Refunded to 7/1/18 @ 100)	1,400,000	1,492,638
Series 2006, 5% 7/1/36	10,000	10,028
Detroit Wtr. Supply Sys. Rev. Series 2006 B, 7% 7/1/36 (Pre-Refunded to 7/1/19 @ 100)	2,700,000	3,064,284
Detroit/Wayne Co. Stadium Auth. Series 2012:
5% 10/1/21 (FSA Insured)	2,000,000	2,177,220
5% 10/1/22 (FSA Insured)	2,645,000	2,929,232
5% 10/1/26 (FSA Insured)	4,850,000	5,243,384
Dexter Cmnty. Schools (School Bldg. and Site Proj.) Series 1998, 5.1% 5/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000,000	1,029,390
Farmington Pub. School District Gen. Oblig.:
5% 5/1/25 (FSA Insured)	2,140,000	2,497,637
5% 5/1/26 (FSA Insured)	1,385,000	1,604,176
5% 5/1/27 (FSA Insured)	1,425,000	1,641,386
Ferris State Univ. Rev. Series 2016, 5% 10/1/41	2,000,000	2,228,200
Forest Hills Pub. Schools:
5% 5/1/18	1,650,000	1,729,514
5% 5/1/19	1,375,000	1,480,793
5% 5/1/20	1,575,000	1,736,249
5% 5/1/21	1,575,000	1,771,056
Fraser Pub. School District Series 2006 B, 5% 5/1/29	1,455,000	1,669,001
Genesee County Gen. Oblig. Series 2005:
5% 5/1/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,355,000	1,372,330
5% 5/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,505,000	1,523,948
Grand Blanc Cmnty. Schools Series 2013, 4% 5/1/24	4,925,000	5,268,026
Grand Rapids Cmnty. College Series 2008, 5% 5/1/19 (FSA Insured)	1,315,000	1,378,909
Grand Rapids San. Swr. Sys. Rev.:
Series 2012, 5% 1/1/37	1,250,000	1,377,463
Series 2014:
5% 1/1/27	1,300,000	1,502,709
5% 1/1/29	800,000	917,024
5% 1/1/30	2,000,000	2,277,540
Series 2016, 5% 1/1/37	1,250,000	1,409,975
Grand Rapids Wtr. Supply Sys. Series 2016:
5% 1/1/31	250,000	289,565
5% 1/1/32	320,000	369,008
5% 1/1/33	550,000	630,504
5% 1/1/34	500,000	570,660
5% 1/1/35	920,000	1,043,860
5% 1/1/36	385,000	435,870
5% 1/1/41	2,190,000	2,457,618
5% 1/1/46	800,000	894,480
Grand Traverse County Hosp.:
Series 2011 A, 5.375% 7/1/35	2,000,000	2,172,700
Series 2014 A, 5% 7/1/47	1,400,000	1,486,100
Grand Valley Michigan State Univ. Rev.:
Series 2007, 5% 12/1/19 (AMBAC Insured)	500,000	516,595
Series 2008, 5% 12/1/33 (Pre-Refunded to 6/1/18 @ 100)	5,000,000	5,265,400
Series 2014 B:
5% 12/1/25	500,000	576,745
5% 12/1/26	1,900,000	2,190,187
5% 12/1/28	1,800,000	2,059,830
Great Lakes Wtr. Auth. Sew Disp. Sys. Series 2016 C, 5% 7/1/31	7,000,000	7,758,030
Harper Creek Cmnty. School District (School Bldg. & Site Proj.) Series 2008:
4.75% 5/1/27 (FSA Insured)	500,000	519,510
5.25% 5/1/21 (FSA Insured)	2,000,000	2,097,240
5.25% 5/1/24 (FSA Insured)	2,100,000	2,201,262
Hudsonville Pub. Schools:
4% 5/1/24	1,220,000	1,314,513
4% 5/1/25	500,000	537,530
5% 5/1/20	1,000,000	1,098,300
5% 5/1/22	600,000	679,734
5.25% 5/1/41	1,750,000	1,908,428
Ingham, Eaton and Clinton Counties Lansing School District 5% 5/1/22	1,730,000	1,959,900
Jackson County Hosp. Fin. Auth. Hosp. Rev. (Allegiance Health Proj.) Series 2010 A, 5% 6/1/37 (Pre-Refunded to 6/1/20 @ 100)	2,250,000	2,494,643
Kalamazoo Hosp. Fin. Auth. Hosp. Facilities Rev. Series 2016:
5% 5/15/28	750,000	842,295
5% 5/15/29	2,500,000	2,792,800
5% 5/15/30	3,375,000	3,739,028
Kalamazoo Pub. Schools 5% 5/1/17 (FSA Insured)	1,595,000	1,599,291
Kent County Gen. Oblig. Series 2015:
5% 1/1/28	4,655,000	5,500,395
5% 1/1/29	4,390,000	5,173,352
Kent Hosp. Fin. Auth. Hosp. Facilities Rev. (Spectrum Health Sys. Proj.) Series 2011 A, 5.5% 11/15/25	5,000,000	5,751,600
Kentwood Pub. Schools Series 2012:
4% 5/1/21	1,000,000	1,073,800
4% 5/1/22	1,000,000	1,076,870
L'Anse Creuse Pub. Schools Series 2012:
5% 5/1/22	1,500,000	1,674,195
5% 5/1/23	1,500,000	1,670,910
Lake Orion Cmnty. School District:
5% 5/1/23	1,915,000	2,202,959
5% 5/1/25	3,275,000	3,835,615
Lansing Board of Wtr. & Lt. Util. Rev. 5.5% 7/1/41	5,000,000	5,617,350
Lansing Cmnty. College:
5% 5/1/23	1,135,000	1,291,312
5% 5/1/25	1,540,000	1,742,171
Lapeer Cmnty. Schools Series 2007:
5% 5/1/19 (Pre-Refunded to 5/1/18 @ 100)	1,350,000	1,417,797
5% 5/1/20 (Pre-Refunded to 5/1/18 @ 100)	1,425,000	1,496,564
5% 5/1/22 (Pre-Refunded to 5/1/18 @ 100)	1,395,000	1,465,057
Lenawee Co. Hosp. Fin. Auth. Hosp. Rev. (ProMedica Heathcare Oblig. Group Proj.) Series 2011 B, 6% 11/15/35	3,030,000	3,507,983
Lincoln Consolidated School District Series 2016 A:
5% 5/1/28	2,025,000	2,309,695
5% 5/1/29	1,430,000	1,622,421
5% 5/1/31	500,000	560,885
5% 5/1/32	1,000,000	1,118,390
Marquette Board Lt. & Pwr. Elec. Util. Sys. Rev. Series 2016 A:
5% 7/1/29	780,000	895,495
5% 7/1/30	900,000	1,026,927
5% 7/1/31	780,000	885,908
5% 7/1/32	1,000,000	1,130,570
5% 7/1/33	705,000	793,393
Michigan Bldg. Auth. Rev.:
(Facilities Prog.) Series 2015 1, 5% 10/15/50	7,250,000	7,899,455
Series 2009 I, 5.25% 10/15/25 (Assured Guaranty Corp. Insured)	2,000,000	2,192,940
Series 2016:
6% 10/15/38	165,000	178,124
6% 10/15/38 (Pre-Refunded to 10/15/18 @ 100)	1,805,000	1,953,570
Series IA:
5.375% 10/15/41	3,000,000	3,373,080
5.5% 10/15/45	10,000,000	11,237,200
5% 4/15/33	5,000,000	5,586,400
5% 4/15/38	3,000,000	3,301,680
6% 10/15/38 (Pre-Refunded to 10/15/18 @ 100)	3,030,000	3,279,399
Michigan Fin. Auth. Rev.:
(Holland Cmnty. Hosp. Proj.) Series 2013 A:
5% 1/1/33	1,250,000	1,376,025
5% 1/1/40	3,000,000	3,269,970
(Local Govt. Ln. Prog.) Series 2014 D, 5% 7/1/37 (FSA Insured)	1,000,000	1,085,030
Series 2012 A:
4.125% 6/1/32 (Pre-Refunded to 6/1/22 @ 100)	3,000,000	3,321,810
5% 6/1/27 (Pre-Refunded to 6/1/22 @ 100)	125,000	143,983
5% 6/1/39 (Pre-Refunded to 6/1/22 @ 100)	12,790,000	14,732,289
Series 2012 B, 5% 7/1/22	1,700,000	1,715,895
Series 2012:
5% 11/15/24	660,000	754,446
5% 11/15/25	1,000,000	1,137,240
5% 11/1/26	6,425,000	7,190,282
5% 11/15/26	800,000	905,592
5% 11/15/36	6,200,000	6,809,274
5% 11/1/42	2,000,000	2,159,960
5% 11/15/42	4,500,000	4,911,975
Series 2013:
5% 10/1/25	1,255,000	1,447,831
5% 8/15/30	4,105,000	4,508,645
Series 2014 H1:
5% 10/1/22	1,000,000	1,118,150
5% 10/1/25	2,250,000	2,578,703
5% 10/1/39	8,600,000	9,321,798
Series 2014:
5% 6/1/25	1,000,000	1,156,330
5% 6/1/26	700,000	804,860
5% 6/1/27	700,000	801,332
Series 2015 C:
5% 7/1/26	570,000	636,314
5% 7/1/27	1,215,000	1,347,848
5% 7/1/28	1,500,000	1,657,050
5% 7/1/35	1,000,000	1,071,380
Series 2015 D1:
5% 7/1/34	1,250,000	1,370,313
5% 7/1/35	500,000	545,840
Series 2015:
5% 11/15/26	2,250,000	2,603,925
5% 11/15/27	3,500,000	4,028,080
5% 11/15/28	1,835,000	2,101,626
Series 2016 A, 5% 11/1/44	6,190,000	6,617,481
Series 2016:
5% 1/1/29	1,000,000	1,142,160
5% 1/1/30	1,000,000	1,133,790
5% 1/1/31	1,100,000	1,241,691
5% 1/1/32	1,895,000	2,125,015
5% 1/1/33	1,915,000	2,138,021
5% 1/1/34	1,385,000	1,539,524
5% 11/15/41	5,700,000	6,083,781
5.25% 12/1/41	4,000,000	4,605,200
5% 12/1/27	1,090,000	1,209,769
5% 12/1/27 (Pre-Refunded to 12/1/20 @ 100)	10,000	11,230
Michigan Hosp. Fin. Auth. Rev.:
(Henry Ford Health Sys. Proj.) Series 2009, 5.25% 11/15/24 (Pre-Refunded to 11/15/19 @ 100)	3,000,000	3,302,310
(McLaren Health Care Corp. Proj.):
Series 2008 A, 5.75% 5/15/38 (Pre-Refunded to 5/15/18 @ 100)	6,890,000	7,315,733
Series 2012 A, 5% 6/1/24	2,765,000	3,134,846
(MidMichigan Obligated Group Proj.) Series 2009 A, 6.125% 6/1/39 (Pre-Refunded to 6/1/19 @ 100)	3,740,000	4,148,071
(Oakwood Hosp. Proj.) Series 2007, 5% 7/15/17	1,000,000	1,019,980
(Sparrow Hosp. Obligated Group Proj.) Series 2007, 5% 11/15/17	535,000	552,639
Bonds:
Series 2010 F3, 1.4%, tender 6/29/18 (b)	6,200,000	6,213,640
Series 2010 F4, 1.95%, tender 4/1/20 (b)	5,500,000	5,489,660
Series 2008 A1, 6.5% 12/1/33 (Pre-Refunded to 12/1/18 @ 100)	3,965,000	4,348,614
Series 2016:
5% 11/15/46	3,500,000	3,900,470
5% 11/15/47	18,000,000	20,043,881
5% 11/15/18	500,000	516,355
5% 11/15/18 (Pre-Refunded to 11/15/17 @ 100)	1,225,000	1,266,675
5% 11/15/19	290,000	298,926
5% 11/15/19 (Pre-Refunded to 11/15/17 @ 100)	710,000	734,154
5% 11/15/20	575,000	592,699
5% 11/15/20 (Pre-Refunded to 11/15/17 @ 100)	1,425,000	1,473,479
5% 11/15/31	1,450,000	1,490,832
5% 11/15/31 (Pre-Refunded to 11/15/17 @ 100)	3,550,000	3,670,771
6.5% 12/1/33 (Pre-Refunded to 12/1/18 @ 100)	870,000	954,173
6.5% 12/1/33 (Pre-Refunded to 12/1/18 @ 100)	165,000	179,556
Michigan Muni. Bond Auth. Rev. Series 2005, 5% 10/1/23 (Pre-Refunded to 10/1/19 @ 100)	385,000	420,366
Michigan State Univ. Revs. Series 2013 A, 5% 8/15/41	1,125,000	1,239,131
Michigan Strategic Fund Ltd. Oblig. Rev. (Cadillac Place Office Bldg. Proj.) Series 2011, 5.25% 10/15/26	3,585,000	4,015,953
Michigan Trunk Line Fund Rev. Series 2011, 5% 11/15/36	2,000,000	2,180,560
Northview Pub. Schools District Series 2008, 5% 5/1/21 (FSA Insured)	1,070,000	1,118,246
Oakland Univ. Rev.:
Series 2012:
5% 3/1/24	1,170,000	1,309,429
5% 3/1/25	1,225,000	1,370,346
5% 3/1/26	1,290,000	1,442,401
5% 3/1/37	4,000,000	4,284,520
Series 2013 A:
5% 3/1/25	995,000	1,123,345
5% 3/1/26	1,620,000	1,824,088
5% 3/1/27	815,000	917,177
5% 3/1/38	2,900,000	3,120,574
Series 2014:
5% 3/1/28	335,000	378,764
5% 3/1/29	525,000	589,990
5% 3/1/39	3,000,000	3,252,900
Series 2016:
5% 3/1/41	3,000,000	3,327,450
5% 3/1/47	5,000,000	5,508,850
Olivet Cmnty. School District (School Bldg. & Site Proj.) Series 2008:
5.25% 5/1/23 (FSA Insured)	1,010,000	1,061,561
5.25% 5/1/27 (FSA Insured)	1,135,000	1,186,972
Plainwell Cmnty. School District (School Bldg. & Site Proj.) Series 2008:
5% 5/1/23 (Assured Guaranty Corp. Insured)	1,885,000	1,968,732
5% 5/1/28 (Assured Guaranty Corp. Insured)	1,000,000	1,042,670
Portage Pub. Schools Series 2016:
5% 11/1/32	2,500,000	2,847,150
5% 11/1/34	1,250,000	1,412,850
5% 11/1/35	1,300,000	1,462,708
5% 11/1/39	755,000	843,109
Ravenna Pub. Schools Gen. Oblig. (2008 School Bldg. and Site Proj.) Series 2008:
5% 5/1/31 (FSA Insured)	2,080,000	2,159,851
5% 5/1/38 (FSA Insured)	1,000,000	1,034,400
Rochester Cmnty. School District:
4% 5/1/19	1,375,000	1,448,618
5% 5/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,475,000	1,566,465
5% 5/1/29	1,625,000	1,886,089
5% 5/1/30	1,700,000	1,959,692
5% 5/1/31	1,500,000	1,721,295
Roseville Cmnty. Schools:
Series 2014:
5% 5/1/24	780,000	902,928
5% 5/1/25	1,000,000	1,167,930
5% 5/1/26	1,385,000	1,599,744
5% 5/1/24	570,000	659,832
5% 5/1/25	1,640,000	1,915,405
5% 5/1/26	1,715,000	1,980,911
5% 5/1/27	1,795,000	2,061,863
5% 5/1/28	1,885,000	2,150,314
Royal Oak Hosp. Fin. Auth. Hosp. Rev.:
(William Beaumont Hosp. Proj.) Series 2009 V:
8% 9/1/29 (Pre-Refunded to 9/1/18 @ 100)	1,945,000	2,158,036
8.25% 9/1/39 (Pre-Refunded to 9/1/18 @ 100)	3,425,000	3,814,114
Series 2014 D:
5% 9/1/26	1,000,000	1,125,150
5% 9/1/27	1,175,000	1,313,239
5% 9/1/28	1,870,000	2,078,617
Saginaw Hosp. Fin. Auth. Hosp. Rev. (Covenant Med. Ctr., Inc.) Series 2010 H, 5% 7/1/30	5,000,000	5,394,300
Saint Clair County Gen. Oblig. 5% 4/1/26	1,495,000	1,683,654
South Haven Gen. Oblig. Series 2009, 5.125% 12/1/33 (Assured Guaranty Corp. Insured)	1,000,000	1,091,910
South Lyon Cmnty. Schools Series 2016:
5% 5/1/23	1,575,000	1,805,864
5% 5/1/24	3,200,000	3,704,320
5% 5/1/25	2,355,000	2,744,753
Univ. of Michigan Rev. Series 2015, 5% 4/1/46	5,000,000	5,749,200
Warren Consolidated School District Series 2016:
5% 5/1/23	810,000	920,103
5% 5/1/33	5,410,000	6,036,803
5% 5/1/34	5,630,000	6,253,917
Wayne County Arpt. Auth. Rev.:
(Detroit Metropolitan Wayne County Arpt. Proj.) Series 2012 A:
5% 12/1/24	2,875,000	3,192,199
5% 12/1/25	5,120,000	5,690,778
Series 2011 A, 5% 12/1/21 (a)	5,000,000	5,476,800
Series 2012 A:
5% 12/1/22	2,220,000	2,500,830
5% 12/1/23	2,300,000	2,555,093
Series 2014 C:
5% 12/1/29 (a)	720,000	789,314
5% 12/1/31 (a)	860,000	933,539
5% 12/1/34 (a)	1,655,000	1,775,434
Series 2015 D, 5% 12/1/40 (FSA Insured)	8,165,000	8,944,349
Series 2015 F, 5% 12/1/27 (a)	4,810,000	5,361,707
Series 2015 G:
5% 12/1/35	5,435,000	6,001,436
5% 12/1/36	5,760,000	6,346,483
West Ottawa Pub. School District:
Series 2012 A:
5% 5/1/25	4,310,000	4,767,334
5% 5/1/26	2,000,000	2,207,880
Series 2014 1:
5% 5/1/30	725,000	817,119
5% 5/1/32	500,000	559,700
5% 5/1/34	900,000	999,378
5% 5/1/35	250,000	276,405
Western Michigan Univ. Rev.:
Series 2014:
5% 11/15/17	45,000	46,515
5% 11/15/25	320,000	371,315
5% 11/15/26	400,000	461,388
5% 11/15/28	650,000	745,804
5% 11/15/29	750,000	849,833
5% 11/15/30	855,000	963,081
5% 11/15/31	700,000	783,839
Series 2015 A:
5% 11/15/26	1,000,000	1,158,110
5% 11/15/28	2,505,000	2,859,057
Woodhaven-Brownstown School District County of Wayne:
5% 5/1/36	2,835,000	3,163,463
5% 5/1/38	5,670,000	6,303,112
Ypsilanti School District Series A:
5% 5/1/29	1,305,000	1,469,456
5% 5/1/30	1,550,000	1,730,885
5% 5/1/32	1,750,000	1,936,638
Zeeland Pub. Schools:
5% 5/1/27 (FSA Insured)	1,000,000	1,136,030
5% 5/1/28 (FSA Insured)	500,000	565,280
5% 5/1/29 (FSA Insured)	1,000,000	1,124,340
5% 5/1/30 (FSA Insured)	1,000,000	1,118,160

TOTAL MICHIGAN		629,561,226

TOTAL MUNICIPAL BONDS
(Cost $627,179,174)		634,733,709

Municipal Notes - 1.1%
Michigan - 1.1%
JPMorgan Chase Participating VRDN Series Putters 5010, 0.77% 1/3/17 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	1,000,000	$1,000,000
Karegnondi Wtr. Auth. Participating VRDN Series Putters 5009, 0.77% 1/3/17 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	5,000,000	5,000,000
Michigan Strategic Fund Ltd. Oblig. Rev. (Henry Ford Museum & Greenfield Village Proj.) Series 2002, 0.79% 1/3/17, LOC Comerica Bank, VRDN (b)	1,400,000	1,400,000

TOTAL MICHIGAN		7,400,000

TOTAL MUNICIPAL NOTES
(Cost $7,400,000)		7,400,000
TOTAL INVESTMENT PORTFOLIO - 98.5%
(Cost $634,579,174)		642,133,709
NET OTHER ASSETS (LIABILITIES) - 1.5%		9,501,218
NET ASSETS - 100%		$651,634,927

Security Type Abbreviations

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Provides evidence of ownership in one or more underlying municipal bonds.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	33.7%
Health Care	22.1%
Escrowed/Pre-Refunded	11.6%
Education	7.8%
Transportation	7.8%
Water & Sewer	5.4%
Others* (Individually Less Than 5%)	11.6%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Fidelity® Michigan Municipal Income Fund

Financial Statements

Statement of Assets and Liabilities

		December 31, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $634,579,174)		$642,133,709
Cash		5,111,427
Receivable for fund shares sold		281,108
Interest receivable		5,992,827
Prepaid expenses		1,325
Other receivables		1,889
Total assets		653,522,285
Liabilities
Payable for fund shares redeemed	$1,038,154
Distributions payable	538,095
Accrued management fee	198,695
Other affiliated payables	65,369
Other payables and accrued expenses	47,045
Total liabilities		1,887,358
Net Assets		$651,634,927
Net Assets consist of:
Paid in capital		$644,557,109
Undistributed net investment income		185,571
Accumulated undistributed net realized gain (loss) on investments		(662,288)
Net unrealized appreciation (depreciation) on investments		7,554,535
Net Assets, for 54,563,679 shares outstanding		$651,634,927
Net Asset Value, offering price and redemption price per share ($651,634,927 ÷ 54,563,679 shares)		$11.94

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2016
Investment Income
Interest		$23,002,828
Expenses
Management fee	$2,499,491
Transfer agent fees	608,334
Accounting fees and expenses	159,733
Custodian fees and expenses	5,543
Independent trustees' fees and expenses	3,099
Registration fees	28,856
Audit	57,146
Legal	5,258
Miscellaneous	3,413
Total expenses before reductions	3,370,873
Expense reductions	(8,067)	3,362,806
Net investment income (loss)		19,640,022
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		4,276,556
Total net realized gain (loss)		4,276,556
Change in net unrealized appreciation (depreciation) on investment securities		(26,972,213)
Net gain (loss)		(22,695,657)
Net increase (decrease) in net assets resulting from operations		$(3,055,635)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2016	Year ended December 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$19,640,022	$18,652,068
Net realized gain (loss)	4,276,556	196,475
Change in net unrealized appreciation (depreciation)	(26,972,213)	2,430,258
Net increase (decrease) in net assets resulting from operations	(3,055,635)	21,278,801
Distributions to shareholders from net investment income	(19,608,060)	(18,621,343)
Distributions to shareholders from net realized gain	(4,300,072)	–
Total distributions	(23,908,132)	(18,621,343)
Share transactions
Proceeds from sales of shares	161,615,926	107,376,253
Reinvestment of distributions	15,953,121	12,034,426
Cost of shares redeemed	(133,182,519)	(57,660,123)
Net increase (decrease) in net assets resulting from share transactions	44,386,528	61,750,556
Redemption fees	6,546	1,745
Total increase (decrease) in net assets	17,429,307	64,409,759
Net Assets
Beginning of period	634,205,620	569,795,861
End of period	$651,634,927	$634,205,620
Other Information
Undistributed net investment income end of period	$185,571	$170,177
Shares
Sold	12,945,542	8,719,799
Issued in reinvestment of distributions	1,293,440	977,711
Redeemed	(10,893,149)	(4,695,016)
Net increase (decrease)	3,345,833	5,002,494

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Michigan Municipal Income Fund

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$12.38	$12.33	$11.70	$12.54	$12.24
Income from Investment Operations
Net investment income (loss)A	.352	.387	.422	.437	.445
Net realized and unrealized gain (loss)	(.364)	.050	.642	(.777)	.303
Total from investment operations	(.012)	.437	1.064	(.340)	.748
Distributions from net investment income	(.353)	(.387)	(.421)	(.436)	(.444)
Distributions from net realized gain	(.075)	–	(.013)	(.064)	(.004)
Total distributions	(.428)	(.387)	(.434)	(.500)	(.448)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$11.94	$12.38	$12.33	$11.70	$12.54
Total ReturnC	(.16)%	3.61%	9.23%	(2.75)%	6.19%
Ratios to Average Net AssetsD
Expenses before reductions	.49%	.49%	.48%	.48%	.49%
Expenses net of fee waivers, if any	.49%	.49%	.48%	.48%	.49%
Expenses net of all reductions	.48%	.49%	.48%	.48%	.48%
Net investment income (loss)	2.83%	3.15%	3.49%	3.59%	3.57%
Supplemental Data
Net assets, end of period (000 omitted)	$651,635	$634,206	$569,796	$528,289	$693,682
Portfolio turnover rate	25%	11%	12%	8%	10%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Michigan Municipal Money Market Fund

Investment Summary/Performance (Unaudited)

Effective Maturity Diversification

Days	% of fund's investments 12/31/16	% of fund's investments 6/30/16	% of fund's investments 12/31/15
1 - 7	76.5	78.5	76.0
8 - 30	0.6	1.6	5.6
31 - 60	5.8	1.0	4.4
61 - 90	2.4	4.1	1.9
91 - 180	2.4	4.0	1.5
> 180	12.3	10.8	10.6

Effective maturity is determined in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940.

Asset Allocation (% of fund's net assets)

As of December 31, 2016
Variable Rate Demand Notes (VRDNs)	49.5%
Tender Option Bond	15.6%
Other Municipal Security	24.3%
Investment Companies	9.4%
Net Other Assets (Liabilities)	1.2%

As of June 30, 2016
Variable Rate Demand Notes (VRDNs)	61.8%
Tender Option Bond	7.5%
Other Municipal Security	24.3%
Investment Companies	6.6%
Net Other Assets (Liabilities)*	(0.2)%

 * Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

Current And Historical 7-Day Yields

	12/31/16	9/30/16	6/30/16	3/31/16	12/31/15
Fidelity® Michigan Municipal Money Market Fund	0.26%	0.31%	0.01%	0.01%	0.01%

Yield refers to the income paid by the Fund over a given period. Yields for money market funds are usually for seven-day periods, as they are here, though they are expressed as annual percentage rates. Past performance is no guarantee of future results. Yield will vary and it's possible to lose money investing in the Fund.

Fidelity® Michigan Municipal Money Market Fund

Investments December 31, 2016

Showing Percentage of Net Assets

Variable Rate Demand Note - 49.5%
	Principal Amount	Value
Alabama - 0.1%
Decatur Indl. Dev. Board Exempt Facilities Rev. (Nucor Steel Decatur LLC Proj.) Series 2003 A, 1% 1/6/17, VRDN (a)(b)	$600,000	$600,000
Arkansas - 0.5%
Blytheville Indl. Dev. Rev. (Nucor Corp. Proj.) Series 2002, 1% 1/6/17, VRDN (a)(b)	200,000	200,000
Osceola Solid Waste Disp. Rev. (Plum Point Energy Associates, LLC Proj.) Series 2006, 0.93% 1/6/17, LOC Royal Bank of Scotland PLC, VRDN (a)(b)	2,600,000	2,600,000
		2,800,000
Delaware - 0.1%
Delaware Econ. Dev. Auth. Rev. (Delmarva Pwr. & Lt. Co. Proj.):
Series 1988, 0.96% 1/3/17, VRDN (a)(b)	300,000	300,000
Series 1993 C, 0.95% 1/6/17, VRDN (b)	200,000	200,000
Series 1994, 0.96% 1/3/17, VRDN (a)(b)	200,000	200,000
		700,000
Georgia - 0.4%
Bartow County Dev. Auth. Poll. Cont. Rev. (Georgia Pwr. Co. Plant Bowen Proj.) First Series 2009, 0.77% 1/6/17, VRDN (b)(c)	2,300,000	2,300,000
Iowa - 0.1%
Iowa Fin. Auth. Solid Disp. Waste Rev. (MidAmerican Energy Proj.) Series 2008 A, 0.8% 1/6/17, VRDN (a)(b)	500,000	500,000
Kentucky - 0.3%
Trimble County Poll. Cont. Rev. (Louisville Gas and Elec. Co. Proj.) Series 2016 A, 0.83% 1/6/17, VRDN (a)(b)	1,400,000	1,400,000
Michigan - 47.3%
Central Michigan Univ. Rev. Series 2008 A, 0.71% 1/6/17, LOC JPMorgan Chase Bank, VRDN (b)	13,640,000	13,640,000
Grand Traverse County Hosp. Series 2011 B, 0.74% 1/6/17, LOC JPMorgan Chase Bank, VRDN (b)	19,825,000	19,825,000
Grand Valley Michigan State Univ. Rev. Series 2008 B:
0.71% 1/6/17, LOC U.S. Bank NA, Cincinnati, VRDN (b)	1,955,000	1,955,000
0.71% 1/6/17, LOC U.S. Bank NA, Cincinnati, VRDN (b)(c)	25,940,000	25,940,000
Kent Hosp. Fin. Auth. Hosp. Facilities Rev.:
(Metropolitan Hosp. Proj.) Series 2012, 0.74% 1/6/17, LOC Bank of America NA, VRDN (b)	6,230,000	6,230,000
(Spectrum Health Sys. Proj.) Series 2008 C, 0.74% 1/6/17, LOC Bank of New York, New York, VRDN (b)(c)	100,000	100,000
Livonia Econ. Dev. Corp. (Madonna Univ. Proj.) Series 2009, 0.74% 1/6/17, LOC Fed. Home Ln. Bank Chicago, VRDN (b)	21,665,000	21,665,000
Michigan Bldg. Auth. Rev.:
Series 2007 1, 0.73% 1/6/17, LOC Citibank NA, VRDN (b)	15,370,000	15,370,000
Series 2011 B, 0.73% 1/6/17, LOC Citibank NA, VRDN (b)	6,895,000	6,895,000
Michigan Fin. Auth. Rev.:
(Healthcare Equip. Ln. Prog.) Series 2015 C, 0.81% 1/6/17, LOC Fifth Third Bank, Cincinnati, VRDN (b)	1,500,000	1,500,000
(Hosp. Proj.) Series 2016 E2, 0.72% 1/6/17, VRDN (b)(c)	8,600,000	8,600,000
Series 22 A, 0.73% 1/6/17, LOC State Street Bank & Trust Co., Boston, VRDN (a)(b)(c)	51,880,000	51,880,000
Michigan Hosp. Fin. Auth. Rev. (Trinity Health Sys. Proj.) Series 2005 E, 0.72% 1/6/17, VRDN (b)	2,855,000	2,855,000
Michigan Hsg. Dev. Auth. Ltd.:
(Sand Creek Apts., Phase I Proj.) Series 2007 A, 0.76% 1/6/17, LOC Citibank NA, VRDN (a)(b)	3,555,000	3,555,000
(Sand Creek II Apts. Proj.) Series 2007 A, 0.76% 1/6/17, LOC Citibank NA, VRDN (a)(b)	5,285,000	5,285,000
(Teal Run I Apts. Proj.) Series 2007 A, 0.76% 1/6/17, LOC Citibank NA, VRDN (a)(b)	6,110,000	6,110,000
Michigan Hsg. Dev. Auth. Multi-family Hsg. Rev. (Hunt Club Apts. Proj.) 0.75% 1/6/17, LOC Fannie Mae, VRDN (a)(b)	5,765,000	5,765,000
Michigan Hsg. Dev. Ltd. Oblig. Rev. (JAS Non-Profit Hsg. Corp. VI Proj.) Series 2000, 0.73% 1/6/17, LOC JPMorgan Chase Bank, VRDN (b)	9,200,000	9,200,000
Michigan State Univ. Revs. Series 2000 A, 0.72% 1/6/17 (Liquidity Facility Northern Trust Co.), VRDN (b)(c)	20,285,000	20,285,000
Michigan Strategic Fund Indl. Dev. Rev. (Lapeer Industries, Inc. Proj.) Series 2007, 0.9% 1/6/17, LOC Bank of America NA, VRDN (a)(b)	1,860,000	1,860,000
Michigan Strategic Fund Ltd. Oblig. Rev.:
(Consumers Energy Co. Proj.):
0.74% 1/6/17, LOC JPMorgan Chase Bank, VRDN (b)	17,800,000	17,800,000
0.77% 1/6/17, LOC JPMorgan Chase Bank, VRDN (a)(b)	1,900,000	1,900,000
(Henry Ford Museum & Greenfield Village Proj.) Series 2002, 0.79% 1/3/17, LOC Comerica Bank, VRDN (b)	2,300,000	2,300,000
(The Kroger Co. Recovery Zone Facilities Bond Proj.) Series 2010, 0.78% 1/6/17, LOC Bank of Tokyo-Mitsubishi UFJ Ltd., VRDN (b)	19,000,000	19,000,000
Oakland County Econ. Dev. Corp. Ltd. Oblig. Rev. (Osmic, Inc. Proj.) Series 2001 A, 0.79% 1/6/17, LOC JPMorgan Chase Bank, VRDN (a)(b)	2,300,000	2,300,000
		271,815,000
Nebraska - 0.1%
Stanton County Indl. Dev. Rev. (Nucor Corp. Proj.) Series 1996, 1% 1/6/17, VRDN (a)(b)	600,000	600,000
Texas - 0.2%
Port Arthur Navigation District Envir. Facilities Rev. (Motiva Enterprises LLC Proj.):
Series 2004, 0.92% 1/6/17, VRDN (a)(b)	400,000	400,000
Series 2010 D, 0.85% 1/3/17, VRDN (b)	725,000	725,000
		1,125,000
Virginia - 0.3%
Newport News Indl. Dev. Auth. (CNU Warwick LLC Student Apts. Proj.) 0.83% 1/6/17, LOC Bank of America NA, VRDN (b)	1,555,000	1,555,000
West Virginia - 0.1%
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev. (Appalachian Pwr. Co. - Amos Proj.) Series 2008 B, 1% 1/6/17, VRDN (a)(b)	800,000	800,000
TOTAL VARIABLE RATE DEMAND NOTE
(Cost $284,195,000)		284,195,000

Tender Option Bond - 15.6%
California - 0.2%
California Health Facilities Fing. Auth. Participating VRDN Series 16 XG 00 49, 0.87% 1/6/17 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(d)	1,100,000	1,100,000
Colorado - 0.0%
Colorado Health Facilities Auth. Rev. Participating VRDN Series Floaters XF 22 41, 0.92% 1/6/17 (Liquidity Facility Citibank NA) (b)(d)	200,000	200,000
Michigan - 15.2%
JPMorgan Chase Participating VRDN:
Series Putters 5009, 0.77% 1/3/17 (Liquidity Facility JPMorgan Chase Bank) (b)(d)	10,000,000	10,000,000
Series Putters 5010, 0.77% 1/3/17 (Liquidity Facility JPMorgan Chase Bank) (b)(d)	2,000,000	2,000,000
Michigan Bldg. Auth. Rev. Participating VRDN:
Series Floaters XM 03 92, 0.75% 1/6/17 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(d)	3,600,000	3,600,000
Series Floaters XM 04 65, 0.75% 1/6/17 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(d)	5,800,000	5,800,000
Michigan Fin. Auth. Rev. Participating VRDN:
Series 15 XF0126, 0.75% 1/6/17 (Liquidity Facility JPMorgan Chase Bank) (b)(d)	10,000,000	10,000,000
Series 16 XM0223, 0.76% 1/6/17 (Liquidity Facility Citibank NA) (b)(d)	7,010,000	7,010,000
Series 16 ZM0166, 0.75% 1/6/17 (Liquidity Facility Royal Bank of Canada) (b)(d)	8,500,000	8,500,000
Series RBC 2016 XM0132, 0.75% 1/6/17 (Liquidity Facility Royal Bank of Canada) (b)(d)	13,165,000	13,165,000
Series RBC 2016 ZM0131, 0.75% 1/6/17 (Liquidity Facility Royal Bank of Canada) (b)(d)	3,335,000	3,335,000
Michigan Hosp. Fin. Auth. Rev. Participating VRDN Series Floaters XM 04 08, 0.75% 1/6/17 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(d)	4,475,000	4,475,000
Michigan State Univ. Revs. Bonds Series WF 11 33 C, 0.92%, tender 3/9/17 (Liquidity Facility Wells Fargo Bank NA) (b)(d)(e)	7,610,000	7,610,000
Univ. of Michigan Rev. Participating VRDN:
Series 15 XF2199, 0.75% 1/6/17 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(d)	6,190,000	6,190,000
Series 15 XF2205, 0.76% 1/6/17 (Liquidity Facility Citibank NA) (b)(d)	5,300,000	5,300,000
		86,985,000
Nebraska - 0.1%
Omaha Pub. Pwr. District Elec. Rev. Participating VRDN Series 16 XF1053, 0.9% 1/6/17 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(d)	300,000	300,000
New Jersey - 0.0%
New Jersey St. Trans. Trust Fund Auth. Participating VRDN Series Floaters 16 XF1059, 0.91% 1/6/17 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(d)	200,000	200,000
South Carolina - 0.1%
South Carolina St. Pub. Svc. Auth. Rev. Participating VRDN Series XG 0046, 0.81% 1/6/17 (Liquidity Facility Toronto-Dominion Bank) (b)(d)	700,000	700,000
TOTAL TENDER OPTION BOND
(Cost $89,485,000)		89,485,000

Other Municipal Security - 24.3%
Georgia - 1.3%
Main Street Natural Gas, Inc. Georgia Gas Proj. Rev. Bonds:
Series 2010 A1, 0.83%, tender 4/3/17 (Liquidity Facility Royal Bank of Canada) (b)	2,500,000	2,500,000
Series 2010 A2, 0.83%, tender 4/3/17 (Liquidity Facility Royal Bank of Canada) (b)	4,960,000	4,960,000
		7,460,000
Kentucky - 0.0%
Jefferson County Poll. Cont. Rev. Bonds Series 01A, 0.85% tender 1/23/17, CP mode	300,000	300,000
Massachusetts - 0.3%
Massachusetts Indl. Fin. Agcy. Poll. Cont. Rev. Bonds (New England Pwr. Co. Proj.):
Series 1992:
0.9% tender 1/25/17, CP mode	100,000	100,000
0.9% tender 2/2/17, CP mode	400,000	400,000
Series 1993 A, 0.9% tender 1/25/17, CP mode	800,000	800,000
Series 93B, 0.8% tender 1/4/17, CP mode	500,000	500,000
		1,800,000
Michigan - 21.9%
Ingham, Eaton and Clinton Counties Lansing School District Bonds Series 2016 I, 3% 5/1/17	3,000,000	3,021,976
Kent Hosp. Fin. Auth. Hosp. Facilities Rev. Bonds (Spectrum Health Sys. Proj.) Series 2015 A, 0.97%, tender 7/28/17 (b)	27,915,000	27,915,000
Michigan Bldg. Auth. Rev. Series 7, 0.77% 2/23/17, LOC State Street Bank & Trust Co., Boston, LOC U.S. Bank NA, Cincinnati, CP	5,800,000	5,800,000
Michigan Fin. Auth. Rev. Bonds:
Series 2010 A, 4% 12/1/17	500,000	513,156
Series 2012 A, 5% 7/1/17	9,230,000	9,418,226
Series 2013 M1, 0.75%, tender 3/1/17 (b)	9,000,000	9,000,000
Michigan Gen. Oblig. Bonds (Envir. Prog.):
Series 2008 A, 5% 5/1/17	5,700,000	5,777,838
Series 2012, 5% 11/1/17	5,700,000	5,894,124
Michigan Hosp. Fin. Auth. Rev. Bonds:
(Ascension Health Cr. Group Proj.) 1.5%, tender 3/15/17 (b)	5,800,000	5,807,202
Series 2010 F2, 1.5%, tender 3/1/17 (b)	8,960,000	8,969,370
Michigan Trunk Line Fund Rev. Bonds:
Series 2005, 5.25% 11/1/17	8,050,000	8,333,821
Series 2014, 5% 11/15/17	3,830,000	3,964,482
Series A, 5.5% 11/1/17	1,320,000	1,369,968
Rochester Cmnty. School District Bonds 4% 5/1/17 (Michigan Gen. Oblig. Guaranteed)	4,560,000	4,609,589
Univ. of Michigan Rev.:
Series K1:
0.6% 1/4/17, CP	6,000,000	6,000,000
0.72% 2/2/17, CP	6,800,000	6,800,000
Series K2:
0.75% 7/17/17, CP	6,500,000	6,500,000
0.75% 9/1/17, CP	5,900,000	5,900,000
		125,594,752
New Hampshire - 0.6%
New Hampshire Bus. Fin. Auth. Poll. Cont. Rev. Bonds:
(New England Pwr. Co. Proj.) Series 90B, 0.85% tender 1/19/17, CP mode	600,000	600,000
Series 1990 A:
0.95% tender 1/24/17, CP mode (a)	1,100,000	1,100,000
0.95% tender 2/2/17, CP mode (a)	400,000	400,000
Series A1:
0.95% tender 1/30/17, CP mode (a)	100,000	100,000
0.97% tender 1/31/17, CP mode (a)	1,000,000	1,000,000
		3,200,000
Virginia - 0.1%
Halifax County Indl. Dev. Auth. Poll. Cont. Rev. Bonds Series 2016, 0.98% tender 1/25/17, CP mode (a)	600,000	600,000
West Virginia - 0.1%
Grant County Cmnty. Solid Waste Disp. Rev. Bonds Series 96, 0.96% tender 2/2/17, CP mode (a)	500,000	500,000
TOTAL OTHER MUNICIPAL SECURITY
(Cost $139,454,752)		139,454,752
	Shares	Value

Investment Company - 9.4%
Fidelity Municipal Cash Central Fund, 0.79% (f)(g)
(Cost $54,132,480)	54,132,480	54,132,480
TOTAL INVESTMENT PORTFOLIO - 98.8%
(Cost $567,267,232)		567,267,232
NET OTHER ASSETS (LIABILITIES) - 1.2%		7,101,628
NET ASSETS - 100%		$574,368,860

Security Type Abbreviations

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

CP – COMMERCIAL PAPER

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) A portion of the security sold on a delayed delivery basis.

 (d) Provides evidence of ownership in one or more underlying municipal bonds.

 (e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,610,000 or 1.3% of net assets.

 (f) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (g) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Cost
Michigan State Univ. Revs. Bonds Series WF 11 33 C, 0.92%, tender 3/9/17 (Liquidity Facility Wells Fargo Bank NA)	9/24/14	$7,610,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Municipal Cash Central Fund	$301,936
Total	$301,936

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Michigan Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

		December 31, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $513,134,752)	$513,134,752
Fidelity Central Funds (cost $54,132,480)	54,132,480
Total Investments (cost $567,267,232)		$567,267,232
Cash		39,588
Receivable for securities sold on a delayed delivery basis		6,000,000
Receivable for fund shares sold		912,927
Interest receivable		927,367
Distributions receivable from Fidelity Central Funds		31,130
Prepaid expenses		1,400
Receivable from investment adviser for expense reductions		1,068
Other receivables		4,754
Total assets		575,185,466
Liabilities
Payable for fund shares redeemed	$533,368
Distributions payable	2,615
Accrued management fee	173,799
Transfer agent fee payable	64,849
Other affiliated payables	7,163
Other payables and accrued expenses	34,812
Total liabilities		816,606
Net Assets		$574,368,860
Net Assets consist of:
Paid in capital		$574,370,970
Distributions in excess of net investment income		(2,110)
Net Assets, for 573,704,552 shares outstanding		$574,368,860
Net Asset Value, offering price and redemption price per share ($574,368,860 ÷ 573,704,552 shares)		$1.00

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2016
Investment Income
Interest		$2,880,683
Income from Fidelity Central Funds		301,936
Total income		3,182,619
Expenses
Management fee	$2,753,423
Transfer agent fees	1,030,866
Accounting fees and expenses	98,595
Custodian fees and expenses	5,644
Independent trustees' fees and expenses	3,607
Registration fees	28,341
Audit	39,497
Legal	5,961
Miscellaneous	22,442
Total expenses before reductions	3,988,376
Expense reductions	(1,292,034)	2,696,342
Net investment income (loss)		486,277
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(8,256)
Fidelity Central Funds	480
Capital gain distributions from Fidelity Central Funds	21,736
Total net realized gain (loss)		13,960
Net increase in net assets resulting from operations		$500,237

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2016	Year ended December 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$486,277	$100,228
Net realized gain (loss)	13,960	3,904
Net increase in net assets resulting from operations	500,237	104,132
Distributions to shareholders from net investment income	(486,526)	(100,222)
Distributions to shareholders from net realized gain	(490,312)	–
Total distributions	(976,838)	(100,222)
Share transactions at net asset value of $1.00 per share
Proceeds from sales of shares	621,774,730	2,126,419,383
Reinvestment of distributions	948,313	95,842
Cost of shares redeemed	(1,041,614,524)	(2,177,007,905)
Net increase (decrease) in net assets and shares resulting from share transactions	(418,891,481)	(50,492,680)
Total increase (decrease) in net assets	(419,368,082)	(50,488,770)
Net Assets
Beginning of period	993,736,942	1,044,225,712
End of period	$574,368,860	$993,736,942
Other Information
Distributions in excess of net investment income end of period	$(2,110)	$(1,861)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Michigan Municipal Money Market Fund

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income (loss)	.001	–A	–A	–A	–A
Net realized and unrealized gain (loss)	.001	–A	–A	–A	–A
Total from investment operationsA	.002	–A	–A	–A	–A
Distributions from net investment income	(.001)	–A	–A	–A	–A
Distributions from net realized gain	(.001)	–	–	–A	–
Total distributions	(.002)	–A	–A	–A	–A
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total ReturnB	.16%	.01%	.01%	.02%	.01%
Ratios to Average Net AssetsC,D
Expenses before reductions	.52%	.53%	.53%	.54%	.55%
Expenses net of fee waivers, if any	.35%	.06%	.07%	.11%	.19%
Expenses net of all reductions	.35%	.06%	.07%	.11%	.19%
Net investment income (loss)	.06%	.01%	.01%	.01%	.01%
Supplemental Data
Net assets, end of period (000 omitted)	$574,369	$993,737	$1,044,226	$1,077,691	$985,600

 A Amount represents less than $.0005 per share.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed or waived or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements, waivers or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement and waivers but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2016

1. Organization.

Fidelity Michigan Municipal Income Fund (the Income Fund) is a fund of Fidelity Municipal Trust. Fidelity Michigan Municipal Money Market Fund (the Money Market Fund) is a fund of Fidelity Municipal Trust II. Each Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Municipal Trust and Fidelity Municipal Trust II (the Trusts) are organized as a Massachusetts business trust and a Delaware statutory trust, respectively. The Income Fund is a non-diversified fund. Each Fund is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. Effective January 1, 2016 shares of the Money Market Fund are only available for purchase by retail shareholders. Each Fund may be affected by economic and political developments in the state of Michigan.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Income Fund's investments to the Fair Value Committee (the Committee) established by the Income Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Income attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Income Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Income Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

For the Income Fund, debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

For the Money Market Fund, as permitted by compliance with certain conditions under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates fair value. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity. Securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

For the Income Fund, changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and net asset value (NAV) include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day for the Income Fund and trades executed through the end of the current business day for the Money Market Fund. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. During the period, the Money Market Fund incurred a corporate tax liability on undistributed long-term capital gain which is included as Miscellaneous expense on the Statement of Operations. As of December 31, 2016, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Income Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to excise tax regulations.

The Funds purchase municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities
Fidelity Michigan Municipal Income Fund	$634,505,151	$17,386,255	$(9,757,697)	$7,628,558
Fidelity Michigan Municipal Money Market Fund	567,267,232	–	–	–

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed tax-exempt income	Undistributed ordinary income	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Michigan Municipal Income Fund	$22,870	$89,346	$7,628,558
Fidelity Michigan Municipal Money Market Fund	-	-	-

Certain of the Funds intend to elect to defer to the next fiscal year capital losses recognized during the period November 1, 2016 to December 31, 2016. Loss deferrals were as follows:

Capital losses
Fidelity Michigan Municipal Income Fund	$(662,288)

The tax character of distributions paid was as follows:

December 31, 2016
	Tax-Exempt Income	Ordinary Income	Long-term Capital Gains	Total
Fidelity Michigan Municipal Income Fund	$19,608,060	$114,669	$4,185,403	$23,908,132
Fidelity Michigan Municipal Money Market Fund	486,526	471,693	18,619	976,838

December 31, 2015
	Tax-Exempt Income	Total
Fidelity Michigan Municipal Income Fund	$18,621,343	$18,621,343
Fidelity Michigan Municipal Money Market Fund	100,222	100,222

Short-Term Trading (Redemption) Fees. Shares held by investors in the Income Fund less than 30 days may be subject to a redemption fee equal to .50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2016, the Board of Trustees approved the elimination of these redemption fees effective December 12, 2016.

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Certain Funds may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, for the Income Fund aggregated $210,987,092 and $166,833,187, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Fidelity Michigan Municipal Income Fund	.25%	.11%	.36%
Fidelity Michigan Municipal Money Market Fund	.25%	.11%	.36%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Funds. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Fidelity Michigan Municipal Income Fund	.09%
Fidelity Michigan Municipal Money Market Fund	.13%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. For the Income Fund, interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Income Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Fidelity Michigan Municipal Income Fund	$1,750

During the period, the Income Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser or its affiliates voluntarily agreed to waive certain fees for the Money Market Fund in order to maintain a minimum annualized yield of .01%. Such arrangements may be discontinued by the investment adviser at any time. For the period, the amount of the waiver was $1,283,111.

In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custody expense reduction
Fidelity Michigan Municipal Income Fund	$5,543
Fidelity Michigan Municipal Money Market Fund	3,830

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses as follows:

Amount
Fidelity Michigan Municipal Income Fund	$2,524
Fidelity Michigan Municipal Money Market Fund	5,093

8. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Municipal Trust and Fidelity Municipal Trust II and the Shareholders of Fidelity Michigan Municipal Income Fund and Fidelity Michigan Municipal Money Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Michigan Municipal Income Fund (a fund of Fidelity Municipal Trust) and Fidelity Michigan Municipal Money Market Fund (a fund of Fidelity Municipal Trust II) (the "Funds") as of December 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 16, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 243 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  The Operations Committee also worked and continues to work with FMR to enhance the stress tests required under SEC regulations for money market funds.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trusts or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Timothy Huyck (1964)

Year of Election or Appointment: 2015

Vice President of Fidelity's Money Market Funds

Mr. Huyck also serves as Vice President of other funds. Mr. Huyck serves as Chief Investment Officer of Fidelity's Money Market Funds (2015-present) and is an employee of Fidelity Investments (1990-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Christine J. Thompson (1958)

Year of Election or Appointment: 2015

Vice President of Fidelity's Bond Funds

Ms. Thompson also serves as Vice President of other funds. Ms. Thompson also serves as Chief Investment Officer of FMR's Bond Group (2010-present) and is an employee of Fidelity Investments (1985-present). Previously, Ms. Thompson served as Vice President of Fidelity's Bond Funds (2010-2012).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period-B July 1, 2016 to December 31, 2016
Fidelity Michigan Municipal Income Fund	.48%
Actual		$1,000.00	$958.40	$2.36
Hypothetical-C		$1,000.00	$1,022.72	$2.44
Fidelity Michigan Municipal Money Market Fund	.50%
Actual		$1,000.00	$1,001.50	$2.52
Hypothetical-C		$1,000.00	$1,022.62	$2.54

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended December 31, 2016, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Michigan Municipal Income Fund	$4,132,371
Fidelity Michigan Municipal Money Market Fund	$13,960

During fiscal year ended 2016, 100% of Fidelity Michigan Municipal Income Fund and Fidelity Michigan Municipal Money Market Fund's income dividends were free from federal income tax, and 2.48% of Fidelity Michigan Municipal Income Fund and 17.73% of Fidelity Michigan Municipal Money Market Fund's income dividends were subject to the federal alternative minimum tax.

The funds will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Michigan Municipal Income Fund / Fidelity Michigan Municipal Money Market Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2016 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance (for Fidelity Michigan Municipal Income Fund).  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in May 2016.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Investment Performance (for Fidelity Michigan Municipal Money Market Fund).  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a peer group of funds with similar objectives ("peer group").

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to the gross performance of appropriate peer groups, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the fund’s market value NAV over time and its resilience under various stressed conditions; and fund cash flows and other factors.

The Board recognizes that in interest rate environments where many competitors waive fees to maintain a minimum yield, relative money market fund performance on a net basis (after fees and expenses) may not be particularly meaningful due to miniscule performance differences among competitor funds. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board.

Fidelity Michigan Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015.

Fidelity Michigan Municipal Money Market Fund

The Board noted that the fund's management fee rate ranked equal to the median of its Total Mapped Group and above the median of its ASPG for 2015. The Board noted that there is a relatively small number of state-specific funds in the Lipper objective.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the funds. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund's total expense ratio ranked below the competitive median for 2015. The Board considered that Fidelity has been voluntarily waiving part or all of the transfer agent fees and/or management fees to maintain a minimum yield for Fidelity Michigan Municipal Money Market Fund.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces; (x) the approach to considering "fall-out" benefits; and (xi) the impact of money market reform on Fidelity's money market funds, including with respect to costs and profitability. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Proxy Voting Results

A special meeting of Fidelity® Michigan Municipal Money Market Fund's shareholders was held on February 12, 2016. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.
	# of Votes	% of Votes
Elizabeth S. Acton
Affirmative	990,112,248.51	94.973
Withheld	52,412,467.62	5.027
TOTAL	1,042,524,716.13	100.000
John Engler
Affirmative	979,840,026.26	93.988
Withheld	62,684,689.87	6.012
TOTAL	1,042,524,716.13	100.000
Albert R. Gamper, Jr.
Affirmative	988,200,285.84	94.790
Withheld	54,324,430.29	5.210
TOTAL	1,042,524,716.13	100.000
Robert F. Gartland
Affirmative	990,287,516.81	94.990
Withheld	52,237,199.32	5.010
TOTAL	1,042,524,716.13	100.000
Abigail P. Johnson
Affirmative	986,818,518.63	94.657
Withheld	55,706,197.50	5.343
TOTAL	1,042,524,716.13	100.000
Arthur E. Johnson
Affirmative	988,490,870.48	94.818
Withheld	54,033,845.65	5.182
TOTAL	1,042,524,716.13	100.000
Michael E. Kenneally
Affirmative	990,615,595.60	95.021
Withheld	51,909,120.53	4.979
TOTAL	1,042,524,716.13	100.000
James H. Keyes
Affirmative	989,121,754.10	94.878
Withheld	53,402,962.03	5.122
TOTAL	1,042,524,716.13	100.000
Marie L. Knowles
Affirmative	987,633,370.10	94.735
Withheld	54,891,346.03	5.265
TOTAL	1,042,524,716.13	100.000
Geoffrey A. von Kuhn
Affirmative	987,164,185.38	94.690
Withheld	55,360,530.75	5.310
TOTAL	1,042,524,716.13	100.000
Proposal 1 reflects trust wide proposal and voting results.

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MIR-ANN-0217
1.540080.119

Fidelity® Minnesota Municipal Income Fund Annual Report December 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Fidelity® Minnesota Municipal Income Fund	0.08%	2.54%	3.66%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Minnesota Municipal Income Fund on December 31, 2006.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond Index performed over the same period.

Period Ending Values
$14,321	Fidelity® Minnesota Municipal Income Fund
$15,158	Bloomberg Barclays Municipal Bond Index

Effective August 24, 2016, all Barclays benchmark indices were co-branded as the Bloomberg Barclays Indices for a period of five years.

Management's Discussion of Fund Performance

Market Recap:  For the 12 months ending December 31, 2016, tax-exempt bonds eked out only a 0.25% return, according to the Bloomberg Barclays Municipal Bond Index. For much of the period, fairly strong demand and a stable credit environment for state and local governments drove moderate muni returns. But a downward trend began in September and steepened through November – the worst month for the muni market since 2008 – as investors became concerned about U.S. President-elect Donald Trump’s expansionary fiscal policy ambitions, inflation and the potential for tax reform to impair tax-exempt bond valuations. Further, some theorized that changes to or repeal of the Affordable Care Act by the incoming administration and a Republican-controlled Congress may affect the prices of muni bonds issued by hospitals. Muni bonds also were hurt by market anticipation of a quarter-point increase in policy interest rates, which happened in December. At year-end, concerns about unfunded pension liabilities generally are compartmentalized to certain issuers. Looking ahead, we think the U.S. Federal Reserve is likely to raise policy interest rates further in 2017, perhaps in multiple stages.

Comments from Co-Portfolio Manager Kevin Ramundo:  For the year, the fund gained 0.08%, outpacing, net of fees, the -0.27% return of the Bloomberg Barclays Minnesota Enhanced Modified 2% Tobacco Municipal Bond Index. The portfolio managers continued to focus on long-term objectives by seeking to generate attractive tax-exempt income and competitive risk-adjusted returns over time. The fund’s performance versus the state index was boosted by our overweighting in lower-rated investment-grade bonds, particularly those in the health care sector. These securities – rated A and BBB – attracted heavy demand from yield-seeking investors throughout much of the period. Coupled with the comparatively high level of income they generated, they outperformed high-quality securities, in which the fund had an underweighting for the period overall. The fund’s yield curve positioning was the predominant relative detractor. The front end of the yield curve – bonds 10 years and shorter – lagged the past 12 months. This was due to fear of rising interest rates and the surprising results of the U.S. national election. The fund was bulleted, meaning it was overweighted the 10-year part of the curve. This positioning reflected a lack of longer-term alternatives in the Minnesota market.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On May 2, 2016, Cormac Cullen and Mark Sommer joined Kevin Ramundo as Co-Managers of the fund.

Investment Summary (Unaudited)

Top Five Sectors as of December 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	34.8	35.3
Health Care	21.7	22.2
Electric Utilities	17.5	16.5
Education	9.6	9.0
Transportation	9.0	7.5

Quality Diversification (% of fund's net assets)

As of December 31, 2016
AAA	6.0%
AA,A	83.5%
BBB	6.7%
Not Rated	2.1%
Short-Term Investments and Net Other Assets	1.7%

As of June 30, 2016
AAA	5.1%
AA,A	84.0%
BBB	7.0%
BB and Below	0.2%
Not Rated	3.0%
Short-Term Investments and Net Other Assets	0.7%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Investments December 31, 2016

Showing Percentage of Net Assets

Municipal Bonds - 98.3%
	Principal Amount	Value
Guam - 0.7%
Guam Gov't. Ltd. Oblig. Rev. Series 2016 A, 5% 12/1/29	800,000	875,912
Guam Int'l. Arpt. Auth. Rev. Series 2013 C:
5% 10/1/17 (a)	$800,000	$817,328
6.25% 10/1/34 (a)	850,000	968,660
Guam Pwr. Auth. Rev. Series 2012 A, 5% 10/1/21 (FSA Insured)	1,100,000	1,227,743

TOTAL GUAM		3,889,643

Minnesota - 97.6%
Anoka-Hennepin Independent School District 11 Series 2014 A:
5% 2/1/23	805,000	926,032
5% 2/1/24	1,110,000	1,288,843
5% 2/1/25	1,015,000	1,176,395
5% 2/1/26	1,220,000	1,404,610
5% 2/1/27	1,285,000	1,466,982
5% 2/1/28	1,345,000	1,529,938
5% 2/1/29	1,415,000	1,596,983
5% 2/1/34	1,800,000	1,990,368
Breckenridge Gen. Oblig. (Catholic Health Initiatives Proj.) Series 2004 A, 5% 5/1/30	4,365,000	4,375,476
Burnsville-Eagan-Savage Independent School District #191 Gen. Oblig. (Minnesota School District Cr. Enhancement Prog.) Series 2007 A, 5% 2/1/17 (FSA Insured)	525,000	526,591
Chaska Elec. Rev.:
Series 2015 A:
5% 10/1/27	1,665,000	1,947,134
5% 10/1/29	785,000	909,446
5% 10/1/26	1,000,000	1,175,380
Chaska Independent School District #112 Gen. Oblig.:
(Cr. Enhancement Prog.) Series 2012 A:
5% 2/1/19	4,090,000	4,398,386
5% 2/1/22	4,975,000	5,701,748
(Minnesota School District Cr. Enhancement Prog.) Series 2016 A:
5% 2/1/30	1,400,000	1,647,674
5% 2/1/31	3,600,000	4,217,976
(School Bldg. Proj.) Series 2007 A, 5% 2/1/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	750,000	752,273
Cloquet Independent School District #94 Series 2015 B:
5% 2/1/28	3,030,000	3,544,343
5% 2/1/31	1,245,000	1,432,908
Ctr. City Health Care Facilities (Hazelden Betty Ford Foundation Proj.) Series 2014:
5% 11/1/23	775,000	892,134
5% 11/1/25	250,000	287,250
5% 11/1/26	500,000	572,995
5% 11/1/27	400,000	455,692
Duluth Gen. Oblig. Series 2016 A:
5% 2/1/28	1,660,000	1,980,098
5% 2/1/30	1,235,000	1,453,484
5% 2/1/31	1,495,000	1,745,128
5% 2/1/32	2,130,000	2,475,294
Duluth Independent School District #709 Ctfs. of Prtn. Series 2009 B:
4% 3/1/17	1,495,000	1,498,752
4% 3/1/18	1,235,000	1,255,513
5% 3/1/30	2,535,000	2,589,883
Hennepin County Gen. Oblig.:
Series 2016 A:
5% 12/1/39	5,250,000	6,104,753
5% 12/1/40	7,200,000	8,365,608
Series 2016 B, 5% 12/1/31	1,135,000	1,356,177
Hennepin County Sales Tax Rev. (Ballpark Proj.) Series 2007 A, 5% 12/15/24	1,000,000	1,036,730
Jordan Ind. School District Series 2014 A:
5% 2/1/28	1,000,000	1,147,300
5% 2/1/29	1,000,000	1,143,650
5% 2/1/30	1,245,000	1,420,831
Lakeville Independent School District #194 Series 2012 D, 5% 2/1/20	1,570,000	1,727,895
Maple Grove Health Care Facilities Series 2015:
4% 9/1/35	1,250,000	1,227,350
5% 9/1/28	695,000	776,642
5% 9/1/30	1,500,000	1,661,970
5% 9/1/31	1,300,000	1,432,223
5% 9/1/32	1,000,000	1,096,260
Maple Grove Health Care Sys. Rev. (Maple Grove Hosp. Corp. Proj.) Series 2007:
5.25% 5/1/24	1,500,000	1,515,525
5.25% 5/1/25	2,000,000	2,020,240
5.25% 5/1/28	3,720,000	3,755,340
Minneapolis & Saint Paul Hsg. & Redev. Auth. Health Care Sys. Rev.:
(Children's Health Care Proj.):
Series 1995 B, 5% 8/15/25 (FSA Insured)	3,000,000	3,295,470
Series 2010 A, 5.25% 8/15/25	1,000,000	1,112,660
(Children's Hospitals and Clinics Proj.) Series 2004 A1, 5% 8/15/34 (FSA Insured)	500,000	542,170
Minneapolis & Saint Paul Metropolitan Arpts. Commission Arpt. Rev.:
Series 2007 B, 5% 1/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,000,000	2,000,000
Series 2010 D, 5% 1/1/17 (a)	4,155,000	4,155,000
Series 2012 B:
5% 1/1/26	1,250,000	1,395,088
5% 1/1/27	1,500,000	1,673,370
Series 2014 A:
5% 1/1/26	3,015,000	3,485,129
5% 1/1/28	4,000,000	4,576,880
5% 1/1/29	2,150,000	2,449,818
5% 1/1/30	2,000,000	2,263,960
5% 1/1/31	6,020,000	6,790,199
Series 2016 A:
5% 1/1/30	4,000,000	4,746,840
5% 1/1/31	2,350,000	2,775,303
5% 1/1/32	2,900,000	3,405,615
Series 2016 D:
5% 1/1/23 (a)	670,000	748,008
5% 1/1/27 (a)	175,000	202,074
5% 1/1/28 (a)	215,000	246,478
5% 1/1/29 (a)	225,000	256,295
5% 1/1/30 (a)	225,000	254,459
5% 1/1/31 (a)	200,000	225,106
5% 1/1/32 (a)	200,000	223,852
5% 1/1/33 (a)	220,000	245,062
5% 1/1/34 (a)	225,000	249,440
5% 1/1/35 (a)	225,000	249,041
5% 1/1/36 (a)	220,000	242,735
5% 1/1/37 (a)	250,000	274,960
5% 1/1/41 (a)	725,000	794,223
Minneapolis Health Care Sys. Rev.:
Series 2015 A:
5% 11/15/27 (FSA Insured)	850,000	984,258
5% 11/15/28	1,000,000	1,153,730
5% 11/15/29	1,000,000	1,147,030
5% 11/15/30	1,000,000	1,142,860
5% 11/15/31	3,665,000	4,170,367
5% 11/15/32	2,200,000	2,494,272
6.5% 11/15/38	2,960,000	3,199,790
6.5% 11/15/38 (Pre-Refunded to 11/15/18 @ 100)	540,000	591,246
Minnesota 911 Rev.:
(Pub. Safety Radio Communications Sys. Proj.) Series 2009, 5% 6/1/21 (Pre-Refunded to 6/1/19 @ 100)	2,220,000	2,406,169
5% 6/1/21 (Pre-Refunded to 6/1/19 @ 100)	2,000,000	2,167,720
Minnesota Agric. & Econ. Dev. Board Rev. (Essentia Health Obligated Group Proj.) Series 2008 C1:
5% 2/15/17 (Assured Guaranty Corp. Insured)	1,975,000	1,983,730
5% 2/15/30 (Assured Guaranty Corp. Insured)	3,750,000	4,044,038
5.25% 2/15/23 (Assured Guaranty Corp. Insured)	1,660,000	1,816,638
5.5% 2/15/25 (Assured Guaranty Corp. Insured)	2,500,000	2,753,050
Minnesota Gen. Oblig.:
Series 2010 A, 5% 8/1/27	5,000,000	5,563,950
Series 2010 D:
5% 8/1/21	1,000,000	1,114,260
5% 8/1/22	5,000,000	5,567,650
5% 8/1/23	10,000,000	11,127,900
Series 2011 B:
5% 10/1/24	2,500,000	2,848,350
5% 10/1/30	3,000,000	3,393,270
Series 2013 A, 5% 8/1/25	3,780,000	4,485,310
Series 2013 D, 5% 10/1/23	1,100,000	1,303,236
Series 2015 A, 5% 8/1/33	1,900,000	2,229,213
5% 8/1/22 (Pre-Refunded to 8/1/17 @ 100)	55,000	56,245
5% 8/1/24	4,780,000	5,529,791
5% 8/1/24 (Pre-Refunded to 8/1/22 @ 100)	220,000	254,133
Minnesota Higher Ed. Facilities Auth. Rev.:
(College of St. Scholastica, Inc. Proj.) Series Seven-H, 5.25% 12/1/35	1,000,000	1,065,580
(Gustovus Adolphus College Proj.) Series Seven-B:
5% 10/1/22	2,250,000	2,433,353
5% 10/1/23	1,000,000	1,081,210
(Hamline Univ. Proj.) Series Seven-E:
5% 10/1/17	1,565,000	1,596,770
5% 10/1/19	1,000,000	1,056,760
(Univ. of St. Thomas Proj.) Series Seven-A, 5% 10/1/39	1,650,000	1,765,731
Series 2015 8J, 5% 3/1/24	1,000,000	1,173,570
Series 8 L:
5% 4/1/28	920,000	1,078,820
5% 4/1/29	1,000,000	1,161,170
5% 4/1/35	500,000	563,795
Series Eight J, 5% 3/1/26	1,015,000	1,188,068
Series G8, 5% 12/1/31	1,000,000	1,147,680
Series Seven-Q:
5% 10/1/17	495,000	507,524
5% 10/1/18	400,000	421,524
5% 10/1/19	780,000	839,444
5% 10/1/20	1,140,000	1,247,057
5% 3/1/21	940,000	945,574
5% 3/1/22	1,030,000	1,036,098
5% 3/1/27	500,000	582,070
Minnesota Hsg. Fin. Agcy. Series 2015 A:
5% 8/1/29	1,000,000	1,141,100
5% 8/1/30	1,000,000	1,136,010
5% 8/1/31	1,000,000	1,131,660
5% 8/1/32	1,000,000	1,127,340
5% 8/1/33	1,000,000	1,123,030
Minnesota Muni. Pwr. Agcy. Elec. Rev.:
Series 2007, 5.25% 10/1/22	1,000,000	1,029,010
Series 2014 A:
5% 10/1/25	200,000	234,056
5% 10/1/26	830,000	968,162
Series 2014:
5% 10/1/26	630,000	734,870
5% 10/1/27	750,000	873,128
5% 10/1/30	1,000,000	1,148,330
Series 2016:
4% 10/1/41	1,000,000	1,013,660
5% 10/1/32	1,500,000	1,718,910
5% 10/1/33	400,000	456,224
5% 10/1/35	400,000	451,956
5% 10/1/36	500,000	563,620
5% 10/1/47	2,000,000	2,228,200
Minnesota Pub. Facilities Auth. Rev.:
Series 2016 A, 5% 3/1/29	5,000,000	5,958,450
5% 3/1/30	5,150,000	6,091,214
Minnesota State Colleges & Univs. Board of Trustees Rev.:
Series 2009 A:
4% 10/1/18	1,490,000	1,559,196
4% 10/1/19	1,550,000	1,654,005
4% 10/1/20	1,580,000	1,681,626
Series 2011 A, 5% 10/1/30	1,495,000	1,673,055
Series 2013 A:
4% 10/1/18	2,210,000	2,312,632
4% 10/1/19	2,300,000	2,454,330
4% 10/1/20	2,385,000	2,579,234
Minnesota State Gen. Fdg. Rev.:
Series 2012 B:
5% 3/1/27	12,840,000	14,502,637
5% 3/1/28	4,275,000	4,817,498
5% 3/1/29	2,250,000	2,530,868
5% 6/1/27	5,000,000	5,764,300
5% 6/1/38	5,000,000	5,554,100
Northern Muni. Pwr. Agcy. Elec. Sys. Rev.:
Series 2010 A1:
5% 1/1/19	3,010,000	3,220,580
5% 1/1/20	2,100,000	2,299,185
Series 2013 A:
5% 1/1/23	850,000	977,203
5% 1/1/24	650,000	746,876
5% 1/1/25	975,000	1,114,454
5% 1/1/31	1,740,000	1,923,431
Series 2016:
5% 1/1/28	500,000	583,850
5% 1/1/29	620,000	720,242
5% 1/1/30	520,000	599,196
5% 1/1/31	350,000	401,527
Series A, 5% 1/1/18 (Assured Guaranty Corp. Insured)	3,180,000	3,296,833
Ramsey County Gen. Oblig. Series 2012 B:
5% 2/1/20	1,635,000	1,804,092
5% 2/1/21	1,350,000	1,523,975
Rochester Elec. Util. Rev.:
Series 2007 C, 5% 12/1/30	705,000	707,037
Series 2013 B:
5% 12/1/26	570,000	659,462
5% 12/1/27	275,000	317,031
5% 12/1/28	275,000	315,906
5% 12/1/43	1,000,000	1,114,640
Rochester Health Care Facilities Rev.:
(Mayo Clinic Proj.) Series 2008 E, 5% 11/15/38	4,000,000	4,354,200
(Olmsted Med. Ctr. Proj.) Series 2013:
5% 7/1/17	650,000	661,486
5% 7/1/18	685,000	718,510
5% 7/1/21	790,000	880,834
5% 7/1/22	350,000	396,729
5% 7/1/24	300,000	343,893
5% 7/1/27	245,000	276,779
5% 7/1/28	225,000	253,474
5% 7/1/33	1,225,000	1,354,029
Bonds:
(Mayo Clinic Proj.):
Series 2011, 4%, tender 11/15/18 (b)	2,475,000	2,589,741
Series B, 4%, tender 11/15/18 (b)	3,000,000	3,139,080
(Mayo Foundation Proj.) Series C, 4.5%, tender 11/15/21 (b)	1,100,000	1,219,218
Series 2016 B, 5% 11/15/35	2,000,000	2,442,780
Saint Cloud Health Care Rev.:
Series 2014 B, 5% 5/1/22	1,950,000	2,231,190
Series 2016 A:
5% 5/1/29	1,000,000	1,156,270
5% 5/1/30	1,000,000	1,146,660
5% 5/1/31	1,000,000	1,139,730
5% 5/1/46	5,000,000	5,495,900
5.125% 5/1/30	310,000	338,784
5.125% 5/1/30 (Pre-Refunded to 5/1/20 @ 100)	4,695,000	5,215,394
Saint Paul Hsg. & Redev. Auth. Hosp. Rev. (HealthEast Care Sys. Proj.) Series 2015 A:
5% 11/15/27	2,515,000	2,796,127
5% 11/15/29	1,750,000	1,924,633
5% 11/15/30	1,585,000	1,736,891
Saint Paul Port Auth. Series 2007-2, 5% 3/1/37	1,500,000	1,509,615
Saint Paul Port Auth. Lease Rev. Series 2013, 5% 12/1/21	4,900,000	5,593,399
Saint Paul Sales Tax Rev. Series 2014 G:
5% 11/1/26	1,000,000	1,161,170
5% 11/1/28	1,000,000	1,149,000
Sartell Independent School District 748:
Series 2016 A, 5% 2/1/27	1,825,000	2,143,499
Series 2016 B, 5% 2/1/26	1,500,000	1,772,550
Shakopee Health Care Facilities Rev. Series 2014:
5% 9/1/23	1,895,000	2,139,114
5% 9/1/24	1,000,000	1,141,000
5% 9/1/25	1,345,000	1,528,714
5% 9/1/26	575,000	649,342
5% 9/1/28	1,000,000	1,119,160
5% 9/1/34	1,040,000	1,138,082
Shakopee Independent School District #720:
Series 2012, 5% 2/1/21	1,000,000	1,124,260
Series 2013 A, 5% 2/1/19	2,940,000	3,156,649
Southern Minnesota Muni. Pwr. Agcy. Pwr. Supply Sys. Rev.:
(Cap. Appreciation) Series 1994 A:
0% 1/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,210,000	6,009,169
0% 1/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	14,670,000	13,454,591
0% 1/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,165,000	2,447,621
Series 2009 A, 5.5% 1/1/24 (Pre-Refunded to 1/1/19 @ 100)	500,000	540,790
Series 2015 A:
5% 1/1/28	1,000,000	1,169,430
5% 1/1/34	1,695,000	1,921,774
5% 1/1/36	1,000,000	1,126,330
5% 1/1/41	1,000,000	1,118,920
0% 1/1/18 (AMBAC Insured)	125,000	123,373
St. Louis Park Health Care Facilities Rev. (Park Nicollet Health Svcs. Proj.) Series 2008 C, 5.5% 7/1/17 (Escrowed to Maturity)	535,000	546,684
St. Paul Hsg. & Redev. Auth. Health Care Facilities Rev.:
(Allina Health Sys. Proj.):
Series 2007 A, 5% 11/15/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,100,000	2,160,585
Series 2009 A1, 5.25% 11/15/29	3,000,000	3,272,370
Series 2009 A2, 5.5% 11/15/24	2,000,000	2,208,360
Series 2015 A:
5% 7/1/29	5,000,000	5,768,800
5% 7/1/30	5,000,000	5,736,450
Univ. of Minnesota Gen. Oblig.:
Series 2009 A:
5% 4/1/23	200,000	215,258
5.125% 4/1/34	1,000,000	1,072,160
5.25% 4/1/29	1,000,000	1,080,620
Series 2009 C, 5% 12/1/21	1,000,000	1,082,380
Series 2011 D:
5% 12/1/23	1,180,000	1,344,610
5% 12/1/26	1,020,000	1,160,750
5% 12/1/36	2,085,000	2,332,364
Series 2016:
5% 4/1/37	2,125,000	2,448,956
5% 4/1/41	6,000,000	6,883,500
Univ. of Minnesota Spl. Purp. Rev.:
(Biomedical Science Research Facilities Fdg. Prog.) Series 2013 C, 5% 8/1/38	5,275,000	5,866,697
(State Supported Biomedical Science Research Facilities Fdg. Prog.) Series 2011 B, 5% 8/1/25	2,095,000	2,366,323
Virginia Hsg. & Redev. Auth. Health Care Facility Lease Rev. Series 2005, 5.25% 10/1/25	440,000	441,285
West Saint Paul Independent School District #197 Series 2012 A, 4% 2/1/24	3,530,000	3,863,514
Western Minnesota Muni. Pwr. Agcy. Pwr. Supply Rev.:
Series 2012 A:
5% 1/1/26	5,000,000	5,742,200
5% 1/1/27	2,150,000	2,462,675
5% 1/1/30	1,000,000	1,136,460
Series 2014 A:
5% 1/1/31	1,750,000	1,985,708
5% 1/1/35	1,595,000	1,775,634
5% 1/1/40	1,500,000	1,654,065
5% 1/1/46	11,270,000	12,375,925
Series 2015 A, 5% 1/1/31	1,820,000	2,103,374

TOTAL MINNESOTA		508,978,964

TOTAL MUNICIPAL BONDS
(Cost $505,564,621)		512,868,607
TOTAL INVESTMENT PORTFOLIO - 98.3%
(Cost $505,564,621)		512,868,607
NET OTHER ASSETS (LIABILITIES) - 1.7%		8,684,697
NET ASSETS - 100%		$521,553,304

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	34.8%
Health Care	21.7%
Electric Utilities	17.5%
Education	9.6%
Transportation	9.0%
Others* (Individually Less Than 5%)	7.4%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $505,564,621)		$512,868,607
Cash		2,933,090
Receivable for fund shares sold		605,627
Interest receivable		7,068,011
Prepaid expenses		1,008
Other receivables		1,364
Total assets		523,477,707
Liabilities
Payable for fund shares redeemed	$1,342,829
Distributions payable	325,298
Accrued management fee	157,550
Other affiliated payables	52,212
Other payables and accrued expenses	46,514
Total liabilities		1,924,403
Net Assets		$521,553,304
Net Assets consist of:
Paid in capital		$513,925,631
Undistributed net investment income		95,702
Accumulated undistributed net realized gain (loss) on investments		227,985
Net unrealized appreciation (depreciation) on investments		7,303,986
Net Assets, for 45,687,445 shares outstanding		$521,553,304
Net Asset Value, offering price and redemption price per share ($521,553,304 ÷ 45,687,445 shares)		$11.42

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2016
Investment Income
Interest		$16,160,655
Expenses
Management fee	$1,919,868
Transfer agent fees	476,000
Accounting fees and expenses	134,632
Custodian fees and expenses	4,180
Independent trustees' fees and expenses	2,387
Registration fees	41,504
Audit	57,146
Legal	7,565
Miscellaneous	3,133
Total expenses before reductions	2,646,415
Expense reductions	(6,249)	2,640,166
Net investment income (loss)		13,520,489
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		2,345,972
Total net realized gain (loss)		2,345,972
Change in net unrealized appreciation (depreciation) on investment securities		(16,307,166)
Net gain (loss)		(13,961,194)
Net increase (decrease) in net assets resulting from operations		$(440,705)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2016	Year ended December 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$13,520,489	$13,712,614
Net realized gain (loss)	2,345,972	2,126,037
Change in net unrealized appreciation (depreciation)	(16,307,166)	(1,178,690)
Net increase (decrease) in net assets resulting from operations	(440,705)	14,659,961
Distributions to shareholders from net investment income	(13,519,571)	(13,710,535)
Distributions to shareholders from net realized gain	(2,044,957)	(2,144,688)
Total distributions	(15,564,528)	(15,855,223)
Share transactions
Proceeds from sales of shares	94,086,383	51,680,463
Reinvestment of distributions	11,158,760	11,302,436
Cost of shares redeemed	(73,683,383)	(62,113,437)
Net increase (decrease) in net assets resulting from share transactions	31,561,760	869,462
Redemption fees	5,025	3,516
Total increase (decrease) in net assets	15,561,552	(322,284)
Net Assets
Beginning of period	505,991,752	506,314,036
End of period	$521,553,304	$505,991,752
Other Information
Undistributed net investment income end of period	$95,702	$113,630
Shares
Sold	7,993,155	4,399,563
Issued in reinvestment of distributions	948,955	962,635
Redeemed	(6,334,257)	(5,296,254)
Net increase (decrease)	2,607,853	65,944

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Minnesota Municipal Income Fund

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$11.75	$11.77	$11.39	$11.99	$11.80
Income from Investment Operations
Net investment income (loss)A	.300	.317	.329	.333	.371
Net realized and unrealized gain (loss)	(.286)	.030	.443	(.559)	.204
Total from investment operations	.014	.347	.772	(.226)	.575
Distributions from net investment income	(.300)	(.317)	(.329)	(.333)	(.370)
Distributions from net realized gain	(.044)	(.050)	(.063)	(.041)	(.015)
Total distributions	(.344)	(.367)	(.392)	(.374)	(.385)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$11.42	$11.75	$11.77	$11.39	$11.99
Total ReturnC	.08%	3.00%	6.85%	(1.91)%	4.91%
Ratios to Average Net AssetsD
Expenses before reductions	.50%	.50%	.49%	.50%	.49%
Expenses net of fee waivers, if any	.50%	.49%	.49%	.50%	.49%
Expenses net of all reductions	.50%	.49%	.49%	.49%	.49%
Net investment income (loss)	2.54%	2.71%	2.82%	2.85%	3.09%
Supplemental Data
Net assets, end of period (000 omitted)	$521,553	$505,992	$506,314	$481,013	$558,353
Portfolio turnover rate	13%	13%	15%	14%	15%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2016

1. Organization.

Fidelity Minnesota Municipal Income Fund (the Fund) is a non-diversified fund of Fidelity Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund may be affected by economic and political developments in the state of Minnesota.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and net asset value (NAV) include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, deferred trustees compensation and losses deferred due to futures contracts.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$12,660,000
Gross unrealized depreciation	(5,356,014)
Net unrealized appreciation (depreciation) on securities	$7,303,986
Tax Cost	$505,564,621

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$96,084
Undistributed long-term capital gain	$227,985
Net unrealized appreciation (depreciation) on securities and other investments	$7,303,986

The tax character of distributions paid was as follows:

	December 31, 2016	December 31, 2015
Tax-exempt Income	$13,519,571	$13,710,535
Long-term Capital Gains	2,044,957	2,144,688
Total	$15,564,528	$ 15,855,223

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to .50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2016, the Board of Trustees approved the elimination of these redemption fees effective December 12, 2016.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $103,638,562 and $69,931,428, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .36% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to an annual rate of .09% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

5. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,355 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

6. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $4,180.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $2,069.

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Municipal Trust and Shareholders of Fidelity Minnesota Municipal Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Minnesota Municipal Income Fund (a fund of Fidelity Municipal Trust) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Minnesota Municipal Income Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 14, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 243 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Christine J. Thompson (1958)

Year of Election or Appointment: 2015

Vice President of Fidelity's Bond Funds

Ms. Thompson also serves as Vice President of other funds. Ms. Thompson also serves as Chief Investment Officer of FMR's Bond Group (2010-present) and is an employee of Fidelity Investments (1985-present). Previously, Ms. Thompson served as Vice President of Fidelity's Bond Funds (2010-2012).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period-B July 1, 2016 to December 31, 2016
Actual	.49%	$1,000.00	$963.20	$2.42
Hypothetical-C		$1,000.00	$1,022.67	$2.49

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Minnesota Municipal Income Fund voted to pay on February 6, 2017, to shareholders of record at the opening of business on February 3, 2017, a distribution of $ 0.007 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2016, $ 2,356,661, or, if subsequently determined to be different, the net capital gain of such year.

During fiscal year ended 2016, 100% of the fund's income dividends was free from federal income tax, and 0.86% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Minnesota Municipal Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in May 2016.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Minnesota Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below the competitive median for 2015.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces; (x) the approach to considering "fall-out" benefits; and (xi) the impact of money market reform on Fidelity's money market funds, including with respect to costs and profitability. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Fidelity® Municipal Income Fund Annual Report December 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Fidelity® Municipal Income Fund	(0.01)%	3.66%	4.22%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Municipal Income Fund on December 31, 2006.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond Index performed over the same period.

Period Ending Values
$15,115	Fidelity® Municipal Income Fund
$15,158	Bloomberg Barclays Municipal Bond Index

Effective August 24, 2016, all Barclays benchmark indices were co-branded as the Bloomberg Barclays Indices for a period of five years.

Management's Discussion of Fund Performance

Market Recap:  For the 12 months ending December 31, 2016, tax-exempt bonds eked out only a 0.25% return, according to the Bloomberg Barclays Municipal Bond Index. For much of the period, fairly strong demand and a stable credit environment for state and local governments drove moderate muni returns. But a downward trend began in September and steepened through November – the worst month for the muni market since 2008 – as investors became concerned about U.S. President-elect Donald Trump’s expansionary fiscal policy ambitions, inflation and the potential for tax reform to impair tax-exempt bond valuations. Further, some theorized that changes to or repeal of the Affordable Care Act by the incoming administration and a Republican-controlled Congress may affect the prices of muni bonds issued by hospitals. Muni bonds also were hurt by market anticipation of a quarter-point increase in policy interest rates, which happened in December. At year-end, concerns about unfunded pension liabilities generally are compartmentalized to certain issuers. Looking ahead, we think the U.S. Federal Reserve is likely to raise policy interest rates further in 2017, perhaps in multiple stages.

Comments from Co-Portfolio Manager Cormac Cullen:  For the year, the fund returned -0.01%, modestly lagging, net of fees, the 0.21% gain of the Bloomberg Barclays 3+ Year Municipal Bond Index. Amid substantial interest rate volatility, the portfolio managers continued to focus on longer-term objectives by seeking to generate attractive tax-exempt income and competitive risk-adjusted returns over time. The fund’s larger-than-benchmark exposure to Illinois state-backed and related credits hurt performance versus the benchmark, as the state continued to struggle to implement balanced budget practices and was hit with downgrades to its credit rating. In contrast, relative performance was helped by the advance refunding of some of our holdings, which usually result in price gains for bondholders, as the bonds’ maturities shorten and their credit quality rises. The fund also benefited from our larger-than-benchmark exposure to lower-rated investment-grade bonds in the health care sector. These securities attracted heavy demand from yield-seeking investors throughout much of the year. Coupled with the comparatively high level of income they generated, they outperformed high-quality securities.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On May 2, 2016, Cormac Cullen became Co-Manager of the fund, replacing Lead Portfolio Manager Jamie Pagliocco and joining Co-Managers Mark Sommer and Kevin Ramundo.

Investment Summary (Unaudited)

Top Five States as of December 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Illinois	17.8	16.8
Florida	13.5	13.9
California	11.4	12.7
Texas	9.8	10.4
New York	7.0	7.1

Top Five Sectors as of December 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	29.8	31.3
Health Care	22.5	18.7
Transportation	18.7	17.3
Escrowed/Pre-Refunded	7.2	9.5
Electric Utilities	5.7	7.6

Quality Diversification (% of fund's net assets)

As of December 31, 2016
AAA	3.1%
AA,A	78.6%
BBB	12.9%
BB and Below	1.1%
Not Rated	2.8%
Short-Term Investments and Net Other Assets	1.5%

As of June 30, 2016
AAA	3.8%
AA,A	81.1%
BBB	9.9%
BB and Below	1.1%
Not Rated	3.3%
Short-Term Investments and Net Other Assets	0.8%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Investments December 31, 2016

Showing Percentage of Net Assets

Municipal Bonds - 98.5%
	Principal Amount (000s)	Value (000s)
Alabama - 0.2%
Birmingham Gen. Oblig. Series 2013 A, 0% 3/1/32 (a)	3,500	3,792
Montgomery Med. Clinic Facilities:
4% 3/1/36	$500	$478
5% 3/1/33	4,000	4,291
Univ. of Alabama at Birmingham Hosp. Rev. Series 2008 A, 5.75% 9/1/22 (Pre-Refunded to 9/1/18 @ 100)	3,000	3,221

TOTAL ALABAMA		11,782

Alaska - 0.2%
Alaska Int'l. Arpts. Revs. Series 2016 B, 5% 10/1/35	10,800	11,967
Arizona - 1.7%
Arizona Ctfs. of Prtn. Series 2010 A:
5% 10/1/18 (FSA Insured)	2,670	2,832
5.25% 10/1/20 (FSA Insured)	8,000	8,779
5.25% 10/1/26 (FSA Insured)	2,570	2,805
5.25% 10/1/28 (FSA Insured)	8,345	9,104
Arizona Health Facilities Auth. Rev. (Banner Health Sys. Proj.) Series 2007 B, 1.24%, tender 1/1/37 (b)	3,000	2,611
Glendale Gen. Oblig. Series 2015, 4% 7/1/20 (FSA Insured)	2,600	2,799
Goodyear McDowell Road Commercial Corridor Impt. District 5.25% 1/1/18 (AMBAC Insured)	1,660	1,694
Marana Muni. Property Corp. Facilities Rev. Series 2008 A, 5% 7/1/21	1,580	1,666
Maricopa County Indl. Dev. Auth. Rev. Series 2016 A:
5% 1/1/31	5,000	5,755
5% 1/1/32	10,000	11,446
5% 1/1/33	6,000	6,835
Maricopa County Indl. Dev. Auth. Sr. Living Facilities Series 2016:
5.75% 1/1/36 (c)	740	666
6% 1/1/48 (c)	2,630	2,347
Maricopa County Poll. Cont. Rev. (Southern California Edison Co. Proj.) Series 2000 A, 5% 6/1/35	3,600	3,899
Phoenix Civic Impt. Board Arpt. Rev. Series 2013, 5% 7/1/22 (d)	1,000	1,129
Phoenix Civic Impt. Corp. Excise Tax Rev. Series 2011 C:
5% 7/1/22	1,000	1,129
5% 7/1/23	2,000	2,250
Pima County Swr. Sys. Rev.:
Series 2011 B:
5% 7/1/22	965	1,092
5% 7/1/22 (Pre-Refunded to 7/1/21 @ 100)	535	606
Series 2012 A:
5% 7/1/24	1,140	1,308
5% 7/1/26	1,000	1,143
Salt Verde Finl. Corp. Sr. Gas Rev. Series 2007:
5.25% 12/1/21	3,500	3,966
5.5% 12/1/29	7,900	9,277
Scottsdale Indl. Dev. Auth. Hosp. Rev. (Scottsdale Healthcare Proj.) Series 2006 C, 5% 9/1/35 (FSA Insured)	845	918
Univ. Med. Ctr. Corp. Hosp. Rev. Series 2011, 6% 7/1/39 (Pre-Refunded to 7/1/21 @ 100)	3,000	3,507
Yavapai County Indl. Dev. Auth. Series 2016, 5% 8/1/34	1,200	1,283

TOTAL ARIZONA		90,846

California - 11.4%
ABAG Fin. Auth. for Nonprofit Corps. Rev. (Sharp HealthCare Proj.) Series 2009 B, 6.25% 8/1/39	2,800	3,111
ABC Unified School District Series 1997 C, 0% 8/1/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,925	2,588
Antelope Valley Healthcare District Rev. Series 2016 A:
5% 3/1/26	3,305	3,440
5% 3/1/31	7,165	7,218
Cabrillo Unified School District Series A, 0% 8/1/20 (AMBAC Insured)	4,275	3,850
California Edl. Facilities Auth. Rev. (Loyola Marymount Univ. Proj.) Series 2001 A:
0% 10/1/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,050	2,032
0% 10/1/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,000	4,289
California Gen. Oblig.:
Series 2007, 5.625% 5/1/20	120	120
5% 3/1/19	1,800	1,882
5% 8/1/19 (Pre-Refunded to 2/1/17 @ 100)	5,980	5,997
5% 8/1/20 (Pre-Refunded to 2/1/17 @ 100)	5,355	5,370
5% 10/1/22	2,300	2,503
5% 11/1/24	1,600	1,651
5.25% 9/1/23	24,300	27,840
5.25% 12/1/33	160	160
5.25% 4/1/35	12,000	13,548
5.25% 3/1/38	9,000	9,359
5.25% 11/1/40	3,200	3,543
5.5% 4/1/28	10	10
5.5% 4/1/30	5	5
5.5% 3/1/40	5,900	6,490
5.6% 3/1/36	2,550	2,848
5.75% 4/1/31	5,020	5,465
6% 3/1/33	23,800	26,915
6% 4/1/38	19,600	21,398
6% 11/1/39	10,020	11,167
6.5% 4/1/33	7,900	8,731
California Health Facilities Fing. Auth. Rev.:
(Catholic Healthcare West Proj.) Series 2009 E, 5.625% 7/1/25	10,000	10,894
(St. Joseph Health Sys. Proj.) Series 2009 A, 5.75% 7/1/39	6,800	7,447
(Stanford Hosp. & Clinics Proj.) Series 2010 B, 5.75% 11/15/31	12,500	14,399
California Muni. Fin. Auth. Rev. Series 2017 A:
5% 11/1/30 (e)	1,000	1,057
5.25% 11/1/29 (e)	300	327
California Pub. Works Board Lease Rev.:
(Coalinga State Hosp. Proj.) Series 2013 E:
5% 6/1/27	6,730	7,673
5% 6/1/28	6,175	7,017
(Office of Emergency Svcs. Proj.) Series 2007 A:
5% 3/1/21	3,515	3,537
5% 3/1/22	1,695	1,706
(Porterville Developmental Ctr. Hsg. Expansion and Recreation Complex Proj.) Series 2009 C, 6.25% 4/1/34 (Pre-Refunded to 4/1/19 @ 100)	2,825	3,129
(Various Cap. Projs.):
Series 2011 A:
5% 10/1/27	10,000	11,210
5.25% 10/1/26	5,000	5,668
Series 2012 A:
5% 4/1/25	4,700	5,320
5% 4/1/26	13,495	15,305
Series 2012 G, 5% 11/1/25	4,000	4,574
(Various Judicial Council Projs.) Series 2011 D:
5% 12/1/22	4,100	4,643
5% 12/1/23	7,355	8,315
Series 2009 G1, 5.75% 10/1/30	2,500	2,754
Series 2009 I:
6.125% 11/1/29 (Pre-Refunded to 11/1/19 @ 100)	1,600	1,805
6.375% 11/1/34 (Pre-Refunded to 11/1/19 @ 100)	4,600	5,220
Series 2010 A, 5.75% 3/1/30	4,900	5,462
California Statewide Cmntys. Dev. Auth. Rev. (Sutter Health Proj.) Series 2011 A, 6% 8/15/42	10,700	12,317
Encinitas Union School District Series 1996:
0% 8/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,500	3,255
0% 8/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,810	2,536
Fontana Unified School District Gen. Oblig. 5% 5/1/19 (Assured Guaranty Corp. Insured)	1,300	1,407
Long Beach Unified School District Series 2009:
5.5% 8/1/28	235	258
5.5% 8/1/29	125	137
Los Angeles Cmnty. Redev. Agcy. Lease Rev. (Vermont Manchester Social Svcs. Proj.) Series 2005:
5% 9/1/18 (AMBAC Insured)	1,000	1,003
5% 9/1/19 (AMBAC Insured)	2,545	2,552
Los Angeles Hbr. Dept. Rev. Series 2016 B:
5% 8/1/30	2,500	2,989
5% 8/1/31	1,000	1,190
5% 8/1/32	3,000	3,554
5% 8/1/33	2,450	2,889
Los Angeles Muni. Impt. Corp. Lease Rev. Series 2012 C:
5% 3/1/23	5,335	6,042
5% 3/1/27	2,000	2,243
Los Angeles Wastewtr. Sys. Rev. Series 2009 A, 5.75% 6/1/34	4,325	4,749
Madera County Ctfs. of Prtn. (Children's Hosp. Central California Proj.) Series 2010, 5.375% 3/15/36	3,000	3,236
Monrovia Unified School District Series B, 0% 8/1/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,525	2,904
Monterey County Pub. Impt. Corp. Ctfs. of Prtn. Series 2007, 5% 8/1/19 (AMBAC Insured)	2,320	2,369
North City West School Facilities Fing. Auth. Spl. Tax Series C, 5% 9/1/19 (AMBAC Insured)	3,015	3,266
Oakland Gen. Oblig. Series 2012:
5% 1/15/26	4,535	5,053
5% 1/15/28	4,345	4,826
5% 1/15/29	5,370	5,953
Oakland Unified School District Alameda County Series 2015 A:
5% 8/1/25 (FSA Insured)	2,400	2,893
5% 8/1/26	1,025	1,227
5% 8/1/27 (FSA Insured)	1,160	1,385
5% 8/1/29	1,750	2,055
Oakland-Alameda County Coliseum Auth. (Oakland Coliseum Proj.) Series 2012 A:
5% 2/1/19	4,190	4,501
5% 2/1/24	8,200	9,313
Palomar Health Rev. Series 2016:
5% 11/1/30	3,000	3,214
5% 11/1/31	1,125	1,200
Port of Oakland Rev. Series 2012 P:
5% 5/1/23 (d)	6,455	7,237
5% 5/1/24 (d)	9,900	11,079
Poway Unified School District:
(District #2007-1 School Facilities Proj.) Series 2008 A, 0% 8/1/32	4,900	2,685
Series B:
0% 8/1/37	7,800	3,337
0% 8/1/38	10,200	4,170
0% 8/1/39	20,100	7,866
0% 8/1/40	3,000	1,124
0% 8/1/41	13,610	4,866
Poway Unified School District Pub. Fing.:
5% 9/1/26	1,275	1,409
5% 9/1/29	2,650	2,899
5% 9/1/31	1,200	1,307
Sacramento City Fing. Auth. Rev. Series A, 0% 12/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,200	2,848
Sacramento County Arpt. Sys. Rev. Series 2016 B, 5% 7/1/41	2,570	2,816
Sacramento Muni. Util. District Elec. Rev. Series 2012 Y, 5% 8/15/26	10,000	11,402
San Bernardino County Ctfs. of Prtn. (Arrowhead Proj.) Series 2009 A, 5.25% 8/1/26	2,800	3,023
San Diego Convention Ctr. Expansion Series 2012 A, 5% 4/15/25	10,425	11,905
San Diego Unified School District:
Series 2008 C:
0% 7/1/34	3,600	1,829
0% 7/1/39	9,650	3,857
0% 7/1/41	21,370	7,834
Series 2008 E:
0% 7/1/47 (a)	7,400	4,122
0% 7/1/49	25,500	6,611
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev. Series 2014 A, 5% 5/1/44 (d)	12,800	13,731
San Joaquin County Ctfs. of Prtn. (County Administration Bldg. Proj.) Series 2007, 5% 11/15/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,495	3,605
San Jose Fing. Auth. Lease Rev. (Civic Ctr. Proj.) Series 2013 A:
5% 6/1/27	4,610	5,268
5% 6/1/30	16,190	18,316
5% 6/1/31	11,785	13,288
San Marcos Unified School District:
Series 2010 A, 5% 8/1/38	5,150	5,798
Series 2010 B, 0% 8/1/47	18,400	4,337
San Mateo County Cmnty. College District Series A, 0% 9/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,430	4,069
Santa Monica-Malibu Unified School District Series 1999, 0% 8/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,815	2,617
Union Elementary School District:
Series A, 0% 9/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,750	1,655
Series B, 0% 9/1/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,500	1,280
Univ. of California Regents Med. Ctr. Pool Rev. Series 2013 J, 5% 5/15/48	4,000	4,368
Univ. of California Revs. Series O, 5.25% 5/15/39 (Pre-Refunded to 5/15/19 @ 100)	390	425
Washington Township Health Care District Gen. Oblig. Series 2013 A, 5.5% 8/1/38	4,500	5,270
Washington Township Health Care District Rev.:
Series 2007 A:
5% 7/1/18	1,185	1,205
5% 7/1/27	1,840	1,860
Series 2009 A, 5.75% 7/1/24	1,750	1,878
Series 2010 A, 5.5% 7/1/38	3,815	4,138
West Contra Costa Unified School District Series 2012:
5% 8/1/24	3,625	4,136
5% 8/1/25	10,000	11,382

TOTAL CALIFORNIA		622,360

Colorado - 0.8%
Colorado Health Facilities Auth. (Parkview Med. Ctr., Inc. Proj.) Series 2016:
4% 9/1/35	1,500	1,500
5% 9/1/46	6,000	6,644
Colorado Health Facilities Auth. Retirement Hsg. Rev. (Liberty Heights Proj.):
Series B, 0% 7/15/20 (Escrowed to Maturity)	5,800	5,405
0% 7/15/22 (Escrowed to Maturity)	15,700	13,775
Colorado Health Facilities Auth. Rev. (Parkview Episcopal Med. Ctr. Proj.) Series B:
5% 9/1/19	1,115	1,141
5% 9/1/22	1,500	1,536
Denver City & County Arpt. Rev. Series 2007 E, 5% 11/15/32 (Pre-Refunded to 11/15/17 @ 100)	2,500	2,585
E-470 Pub. Hwy. Auth. Rev.:
Series 2000 B, 0% 9/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	12,075	10,932
Series 2010 C, 5.375% 9/1/26	1,000	1,076

TOTAL COLORADO		44,594

Connecticut - 0.3%
Connecticut Health & Edl. Facilities Auth. Rev. Series 2016 K, 4% 7/1/46	7,315	7,081
New Haven Gen. Oblig. Series 2016 A:
5% 8/15/18 (FSA Insured)	2,840	2,989
5% 8/15/21 (FSA Insured)	1,400	1,536
5% 8/15/24 (FSA Insured)	2,805	3,136

TOTAL CONNECTICUT		14,742

Delaware - 0.1%
Delaware Trans. Auth. (U.S. 301 Proj.) Series 2015, 5% 6/1/55	4,800	5,269
District Of Columbia - 0.8%
District of Columbia Rev. Series B, 4.75% 6/1/32	2,200	2,368
Metropolitan Washington Arpts. Auth. Dulles Toll Road Rev. Series 2009 B:
0% 10/1/33 (Assured Guaranty Corp. Insured)	15,000	7,554
0% 10/1/34 (Assured Guaranty Corp. Insured)	15,000	7,176
0% 10/1/35 (Assured Guaranty Corp. Insured)	33,975	15,393
0% 10/1/39 (Assured Guaranty Corp. Insured)	5,030	1,874
Metropolitan Washington DC Arpts. Auth. Sys. Rev. Series 2014 A:
5% 10/1/23 (d)	2,715	3,115
5% 10/1/24 (d)	7,000	8,101

TOTAL DISTRICT OF COLUMBIA		45,581

Florida - 13.5%
Boynton Beach Util. Sys. Rev. Series 2002, 5.5% 11/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,300	3,647
Brevard County School Board Ctfs. of Prtn. Series 2015 C:
5% 7/1/25	2,000	2,345
5% 7/1/26	1,000	1,168
5% 7/1/28	1,745	2,019
Broward County Arpt. Sys. Rev.:
Series 2012 Q1, 5% 10/1/25	5,215	5,860
Series A:
5% 10/1/28 (d)	2,500	2,812
5% 10/1/30 (d)	3,500	3,887
5% 10/1/31 (d)	2,000	2,208
5% 10/1/32 (d)	2,400	2,640
Broward County School Board Ctfs. of Prtn.:
Series 2012 A:
5% 7/1/23	21,020	23,908
5% 7/1/27	5,695	6,424
Series 2015 A:
5% 7/1/24	1,915	2,227
5% 7/1/26	7,200	8,348
Series 2015 B:
5% 7/1/24	1,940	2,256
5% 7/1/25	2,355	2,752
Citizens Property Ins. Corp.:
Series 2011 A1:
5% 6/1/19	1,715	1,847
5% 6/1/20	3,000	3,295
Series 2012 A1, 5% 6/1/21	8,400	9,386
Collier County Indl. Dev. Auth. Healthcare Facilities Rev. (NCH Healthcare Sys. Proj.) Series 2011, 6.25% 10/1/39	24,450	27,819
Duval County School Board Ctfs. of Prtn. Series 2015 B, 5% 7/1/32	12,225	13,840
Florida Board of Ed. Pub. Ed. Cap. Outlay:
Series 2006 C, 5% 6/1/29 (Pre-Refunded to 6/1/17 @ 101)	4,500	4,616
Series 2011 E, 5% 6/1/24	6,600	7,443
Series 2011 F, 5% 6/1/23	6,070	6,848
Series A, 5.5% 6/1/38	2,000	2,130
Florida Dept. of Children and Family Svcs. Ctfs. of Prtn. (South Florida Evaluation Treatment Ctr. Proj.) 5% 10/1/17	2,130	2,136
Florida Dept. of Trans. Rev. Series 2005 A:
5% 7/1/17	3,360	3,370
5% 7/1/18	3,320	3,329
Florida Dev. Fin. Corp. Healthcare Facility Rev. 6% 2/1/33	5,700	6,325
Florida Gen. Oblig.:
Series 2008 A, 5.25% 7/1/37 (Pre-Refunded to 7/1/17 @ 101)	3,000	3,093
Series 2011 B, 5% 7/1/23	10,175	11,578
Florida Mid-Bay Bridge Auth. Rev.:
Series 2015 A, 5% 10/1/35	5,400	5,705
Series 2015 C:
5% 10/1/30	3,270	3,537
5% 10/1/40	1,000	1,066
Florida Muni. Pwr. Agcy. Rev.:
(Requirements Pwr. Supply Proj.) Series 2016 A:
5% 10/1/30	1,835	2,151
5% 10/1/31	2,005	2,334
(St. Lucie Proj.) Series 2012 A, 5% 10/1/26	3,100	3,512
Series 2009 A, 6.25% 10/1/31 (Pre-Refunded to 10/1/19 @ 100)	3,000	3,380
Series 2015 B:
5% 10/1/28	1,000	1,173
5% 10/1/30	1,800	2,082
Florida Wtr. Poll. Cont. Fing. Corp. Rev. Series 2003, 5.25% 1/15/20	1,950	1,957
Greater Orlando Aviation Auth. Arpt. Facilities Rev. Series 2016:
5% 10/1/24 (d)	3,000	3,452
5% 10/1/25 (d)	3,225	3,699
5% 10/1/26 (d)	1,700	1,948
5% 10/1/27 (d)	1,000	1,169
Halifax Hosp. Med. Ctr. Rev.:
4% 6/1/27	1,200	1,254
5% 6/1/25	1,285	1,487
5% 6/1/26	1,375	1,581
5% 6/1/46	2,510	2,729
Highlands County Health Facilities Auth. Rev. (Adventist Health Sys./Sunbelt, Inc. Prog.) Series 2008 B, 6% 11/15/37	11,000	12,169
Hillsborough County Indl. Dev. (H Lee Moffitt Cancer Ctr. Proj.) Series A:
5% 7/1/17 (Escrowed to Maturity)	1,930	1,968
5% 7/1/18 (Pre-Refunded to 7/1/17 @ 100)	2,125	2,167
Hillsborough County Indl. Dev. Auth. Indl. Dev. Rev. (Health Facilities/Univ. Cmnty. Hosp. Proj.) Series 2008 B, 8% 8/15/32 (Pre-Refunded to 8/15/19 @ 101)	4,900	5,748
Jacksonville Sales Tax Rev. Series 2012, 5% 10/1/24	5,500	6,310
Lake County School Board Ctfs. of Prtn. Series 2014 A:
5% 6/1/27 (FSA Insured)	1,000	1,136
5% 6/1/28 (FSA Insured)	1,000	1,131
5% 6/1/30 (FSA Insured)	1,650	1,843
Lee County Arpt. Rev. Series 2011 A, 5.375% 10/1/32 (d)	5,260	5,818
Miami Beach Wtr. & Swr. Rev. 5.5% 9/1/27 (AMBAC Insured)	6,000	6,019
Miami-Dade County Aviation Rev.:
Series 2010 A, 5.375% 10/1/41	5,800	6,405
Series 2010:
5.5% 10/1/30	2,275	2,563
5.5% 10/1/30 (Pre-Refunded to 10/1/20 @ 100)	725	826
Series 2012 A:
5% 10/1/23 (d)	7,500	8,415
5% 10/1/24 (d)	9,050	10,144
5% 10/1/30 (d)	7,015	7,683
5% 10/1/31 (d)	2,500	2,730
Series 2014 A:
5% 10/1/28 (d)	4,000	4,432
5% 10/1/33 (d)	8,385	8,990
5% 10/1/36 (d)	12,755	13,544
5% 10/1/37	11,100	12,164
Series 2015 A:
5% 10/1/29 (d)	1,585	1,763
5% 10/1/31 (d)	1,330	1,466
5% 10/1/35 (d)	3,400	3,617
Series 2016 A:
5% 10/1/29	1,450	1,684
5% 10/1/31	1,750	2,013
Miami-Dade County Cap. Asset Acquisition Series 2012 A, 5% 10/1/26	3,750	4,242
Miami-Dade County Expressway Auth.:
Series 2014 A, 5% 7/1/44	3,000	3,267
Series 2014 B:
5% 7/1/26	2,500	2,882
5% 7/1/27	1,750	2,007
Miami-Dade County School Board Ctfs. of Prtn.:
Series 2008 A:
5% 8/1/18 (AMBAC Insured)	4,000	4,224
5% 8/1/20 (AMBAC Insured)	2,500	2,627
5% 8/1/21 (AMBAC Insured)	5,095	5,353
5% 8/1/22 (AMBAC Insured)	3,325	3,492
Series 2011 B, 5.625% 5/1/31	6,600	7,440
Series 2015 A:
5% 5/1/26	5,500	6,375
5% 5/1/28	17,710	20,301
Series 2015 B:
5% 5/1/26	8,500	9,852
5% 5/1/27	17,480	20,134
5% 5/1/28	14,465	16,581
Series 2016 A:
5% 5/1/30	3,900	4,475
5% 5/1/32	16,860	19,172
Series 2016 B, 5% 8/1/26	9,230	10,756
Miami-Dade County Transit Sales Surtax Rev. Series 2012:
5% 7/1/24	2,255	2,571
5% 7/1/42	1,900	2,082
Orange County Edl. Facilities Auth. Ed. Rev. (Rollins College Proj.):
5.25% 12/1/32 (Pre-Refunded to 12/1/17 @ 100)	1,350	1,401
5.25% 12/1/37 (Pre-Refunded to 12/1/17 @ 100)	1,365	1,417
Orange County Health Facilities Auth.:
(Orlando Health, Inc.) Series 2009, 5.125% 10/1/26	5,030	5,447
Series 2012 A, 5% 10/1/42	14,700	15,878
Series 2012 B, 5% 10/1/42	5,900	6,373
Orange County Health Facilities Auth. Rev. (Orlando Reg'l. Health Care Sys. Proj.) Series 1996 A, 6.25% 10/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,500	4,769
Orange County School Board Ctfs. of Prtn. Series 2015 C, 5% 8/1/30	8,500	9,721
Orlando & Orange County Expressway Auth. Rev. Series 2012, 5% 7/1/22	2,500	2,856
Orlando Utils. Commission Util. Sys. Rev.:
Series 2009 B:
5% 10/1/33	2,115	2,253
5% 10/1/33 (Pre-Refunded to 4/1/19 @ 100)	1,585	1,710
Series 2012 A:
5% 10/1/23	2,300	2,704
5% 10/1/25	1,100	1,323
Palm Beach County Arpt. Sys. Rev. Series 2016:
5% 10/1/21 (d)	1,200	1,348
5% 10/1/23 (d)	1,325	1,519
5% 10/1/24 (d)	1,375	1,586
5% 10/1/25 (d)	2,915	3,375
5% 10/1/26 (d)	2,060	2,392
5% 10/1/27 (d)	1,000	1,152
5% 10/1/29 (d)	1,040	1,183
5% 10/1/30 (d)	1,850	2,090
5% 10/1/31 (d)	1,300	1,461
5% 10/1/32 (d)	2,000	2,237
5% 10/1/33 (d)	4,295	4,778
Palm Beach County Health Facilities Auth. Hosp. Rev. Series 2014:
5% 12/1/22	670	737
5% 12/1/23	1,000	1,111
5% 12/1/24	750	841
5% 12/1/25	500	549
Palm Beach County School Board Ctfs. of Prtn.:
Series 2014 B:
4% 8/1/20	5,000	5,381
5% 8/1/20	6,010	6,675
5% 8/1/24	3,500	4,119
Series 2015 D:
5% 8/1/28	4,035	4,664
5% 8/1/29	13,665	15,706
5% 8/1/30	14,105	16,074
5% 8/1/31	14,165	16,018
Palm Beach County Solid Waste Auth. Rev. Series 2011, 5% 10/1/24	11,100	12,550
South Florida Wtr. Mgmt. District Ctfs. of Prtn. Series 2015:
5% 10/1/26	9,250	10,773
5% 10/1/29	4,000	4,579
5% 10/1/32	6,270	7,043
South Lake County Hosp. District (South Lake Hosp., Inc.):
Series 2009 A, 6.25% 4/1/39	3,300	3,554
Series 2010:
5% 10/1/25	4,140	4,494
5.25% 10/1/34	3,500	3,758
St. Petersburg Pub. Util. Rev. Series 2009 A, 5.5% 10/1/37 (Pre-Refunded to 10/1/19 @ 100)	7,000	7,746
Tallahassee Health Facilities Rev.:
(Tallahassee Memorial Healthcare, Inc. Proj.) Series 2016 A, 5% 12/1/55	6,000	6,205
Series 2015 A:
4% 12/1/35	3,300	3,132
5% 12/1/40	1,900	1,982
Tampa Health Sys. Rev. (Baycare Health Sys. Proj.) Series 2010, 5% 11/15/23	8,080	8,872
Tampa Tax Allocation (H. Lee Moffitt Cancer Ctr. Proj.) Series 2012 A, 5% 9/1/22	2,300	2,594
Volusia County School Board Ctfs. of Prtn.:
(Florida Master Lease Prog.) Series 2016 A, 5% 8/1/32 (Build America Mutual Assurance Insured)	5,000	5,649
(Master Lease Prog.) Series 2014 B, 5% 8/1/25	1,775	2,059
Walton County School Board Ctfs. of Prtn. 5.25% 7/1/18 (FSA Insured)	1,865	1,967

TOTAL FLORIDA		742,158

Georgia - 2.6%
Atlanta Wtr. & Wastewtr. Rev.:
5% 11/1/27	1,000	1,181
5% 11/1/30	2,500	2,912
Burke County Indl. Dev. Auth. Poll. Cont. Rev. Bonds:
(Oglethorpe Pwr. Corp. Vogtle Proj.) Series 2013 A, 2.4%, tender 4/1/20 (b)	8,100	8,125
2.2%, tender 4/2/19 (b)	3,000	3,012
2.2%, tender 4/2/19 (b)	300	301
2.2%, tender 4/2/19 (b)	6,500	6,527
2.2%, tender 4/2/19 (b)	4,100	4,117
Colquitt County Dev. Auth. Rev. Series C, 0% 12/1/21 (Escrowed to Maturity)	10,200	9,251
DeKalb County Hosp. Auth. Rev. (DeKalb Med. Ctr., Inc. Proj.) Series 2010:
6% 9/1/30	7,745	8,563
6.125% 9/1/40	9,310	10,148
DeKalb County Wtr. & Swr. Rev. Series 2011 A:
5.25% 10/1/36	3,000	3,411
5.25% 10/1/41	5,600	6,327
Fulton County Wtr. & Swr. Rev. Series 2011:
5% 1/1/23	1,500	1,674
5% 1/1/24	6,500	7,249
Georgia Gen. Oblig. Series 2007 E, 5% 8/1/22 (Pre-Refunded to 8/1/17 @ 100)	575	588
Georgia Muni. Elec. Auth. Pwr. Rev.:
Series C, 5% 1/1/22	7,700	8,733
Series GG, 5% 1/1/22	4,000	4,561
Georgia Muni. Gas Auth. Rev. (Gas Portfolio III Proj.) Series S:
5% 10/1/22	3,425	3,939
5% 10/1/23	4,000	4,587
Main Street Natural Gas, Inc. Georgia Gas Proj. Rev. Series A, 5.25% 9/15/19	1,915	2,063
Metropolitan Atlanta Rapid Transit Auth. Sales Tax Rev. Third Series 2009 A, 5.25% 7/1/36	8,500	9,219
Private Colleges & Univs. Auth. Rev.:
(The Savannah College of Art and Design Projs.) Series 2014, 5% 4/1/30	1,200	1,307
(The Savannah College of Arts and Design Projs.) Series 2014, 5% 4/1/25	3,500	3,843
Richmond County Hosp. Auth. (Univ. Health Svcs., Inc. Proj.) Series 2009, 5.5% 1/1/36 (Pre-Refunded to 1/1/19 @ 100)	13,550	14,655
Savannah Econ. Dev. Auth. Rev. (Southern Care Corp. Proj.) Series C, 0% 12/1/21 (Escrowed to Maturity)	18,045	16,248
Valdosta & Lowndes County Hosp. (South Georgia Med. Ctr. Proj.) 5% 10/1/20	1,570	1,612

TOTAL GEORGIA		144,153

Hawaii - 0.5%
Hawaii Arpts. Sys. Rev. Series 2015 A:
5% 7/1/41 (d)	7,500	8,097
5% 7/1/45 (d)	14,505	15,616
State of Hawaii Dept. of Trans. Series 2013:
5.25% 8/1/24 (d)	2,000	2,292
5.25% 8/1/25 (d)	2,500	2,854

TOTAL HAWAII		28,859

Idaho - 0.3%
Idaho Health Facilities Auth. Rev.:
(St. Luke's Health Sys. Proj.) Series 2008 A:
6.5% 11/1/28	4,355	4,726
6.75% 11/1/37	4,300	4,666
(Trinity Health Group Proj.) 2008 B, 6.25% 12/1/33 (Pre-Refunded to 12/1/18 @ 100)	2,190	2,392
Series 2015 ID, 5% 12/1/25	2,750	3,235

TOTAL IDAHO		15,019

Illinois - 17.8%
Boone & Winnebago County Cmnty. Unit School District 200:
0% 1/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,810	1,633
0% 1/1/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,950	1,700
Chicago Board of Ed.:
Series 2008 C:
5.25% 12/1/23	2,050	1,737
5.25% 12/1/24	1,385	1,152
Series 2010 F, 5% 12/1/20	1,100	978
Series 2011 A:
5% 12/1/41	3,595	2,900
5.25% 12/1/41	2,975	2,368
5.5% 12/1/39	7,900	6,255
Series 2012 A, 5% 12/1/42	7,800	6,045
Series 2015 C, 5.25% 12/1/39	1,400	1,122
Series 2016 B, 6.5% 12/1/46	650	594
Chicago Gen. Oblig.:
Series 2004 A, 5.25% 1/1/29 (FSA Insured)	435	436
Series 2009 A, 5% 1/1/22	1,720	1,726
Series A, 5% 1/1/42 (AMBAC Insured)	40	38
Chicago Midway Arpt. Rev.:
Series 2014 A:
5% 1/1/27 (d)	10,330	11,377
5% 1/1/28 (d)	14,950	16,320
5% 1/1/33 (d)	5,375	5,710
5% 1/1/34 (d)	2,600	2,752
Series 2016 B, 5% 1/1/46	6,225	6,819
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2011 C, 6.5% 1/1/41 (Pre-Refunded to 1/1/21 @ 100)	19,600	23,180
Series 2012 A, 5% 1/1/22 (d)	5,575	6,137
Series 2013 B, 5% 1/1/27	11,275	12,457
Series 2013 D, 5% 1/1/27	1,000	1,105
Series 2015 A:
5% 1/1/25 (d)	4,430	4,995
5% 1/1/31 (d)	5,000	5,450
5% 1/1/32 (d)	10,100	10,965
Series 2016 G:
5% 1/1/37 (d)(e)	2,000	2,160
5% 1/1/42 (d)(e)	1,300	1,393
5.25% 1/1/29 (d)(e)	350	399
5.25% 1/1/30 (d)(e)	325	369
5.25% 1/1/31 (d)(e)	400	452
Chicago Transit Auth. Series 2014, 5.25% 12/1/49	13,000	14,000
Chicago Transit Auth. Cap. Grant Receipts Rev. (Fed. Transit Administration Section 5307 Proj.) Series 2008 A:
5.25% 6/1/23 (Assured Guaranty Corp. Insured)	2,425	2,517
5.25% 6/1/25 (Assured Guaranty Corp. Insured)	3,495	3,621
Cook County Forest Preservation District:
(Ltd. Tax Proj.) Series 2012 B, 5% 12/15/37	2,500	2,627
Series 2012 A, 5% 11/15/22	2,000	2,212
Series 2012 C, 5% 12/15/37	1,000	1,051
Cook County Gen. Oblig.:
Series 2010 A, 5.25% 11/15/33	19,775	20,897
Series 2010 G, 5% 11/15/25	3,400	3,620
Series 2012 C, 5% 11/15/24	9,400	10,224
Series 2016 A:
5% 11/15/26	5,000	5,577
5% 11/15/27	1,240	1,374
5% 11/15/28	1,750	1,930
5% 11/15/29	4,540	4,977
5% 11/15/30	4,000	4,364
DuPage County Forest Preserve District Rev. Series 2000, 0% 11/1/17	6,665	6,610
Illinois Dedicated Tax Rev. Series B, 0% 12/15/18 (AMBAC Insured)	4,500	4,163
Illinois Dev. Fin. Auth. Retirement Hsg. Regency Park Rev. 0% 7/15/23 (Escrowed to Maturity)	29,680	25,351
Illinois Fin. Auth. Rev.:
(Advocate Health Care Proj.) Series 2008 D, 6.5% 11/1/38 (Pre-Refunded to 11/1/18 @ 100)	4,300	4,704
(Central DuPage Health Proj.) Series 2009 B, 5.375% 11/1/39	6,500	7,030
(Children's Memorial Hosp. Proj.) Series 2008 A:
5.25% 8/15/33 (Assured Guaranty Corp. Insured)	7,800	8,229
5.25% 8/15/47 (Assured Guaranty Corp. Insured)	2,000	2,069
(Depaul Univ. Proj.) Series 2016 A:
4% 10/1/34	1,000	1,014
5% 10/1/29	1,000	1,158
(Edward Hosp. Obligated Group Proj.) Series 2008 A:
5.5% 2/1/40 (AMBAC Insured)	3,165	3,276
6% 2/1/28 (AMBAC Insured)	2,855	2,985
(Palos Cmnty. Hosp. Proj.) Series 2010 C:
5.375% 5/15/25	25,230	27,871
5.375% 5/15/30	6,160	6,763
(Provena Health Proj.) Series 2010 A, 6% 5/1/28 (Pre-Refunded to 5/1/20 @ 100)	13,500	15,353
(Rush Univ. Med. Ctr. Proj.) Series 2009 D, 6.625% 11/1/39 (Pre-Refunded to 5/1/19 @ 100)	3,915	4,374
(Silver Cross Hosp. and Med. Ctr. Proj.) Series 2008 A, 5.5% 8/15/30	1,645	1,711
(Southern Illinois Healthcare Enterprises, Inc. Proj.) Series 2005, 5.25% 3/1/30	5,900	6,423
Series 2008 A:
5.625% 1/1/37	27,960	28,794
6% 2/1/24	300	314
6.25% 2/1/33 (AMBAC Insured)	300	314
Series 2009:
5% 8/15/23	3,685	4,045
5% 8/15/23 (Pre-Refunded to 8/15/20 @ 100)	1,865	2,081
6.875% 8/15/38 (Pre-Refunded to 8/15/19 @ 100)	430	487
Series 2010 A:
5.5% 8/15/24 (Pre-Refunded to 2/15/20 @ 100)	2,900	3,233
5.5% 4/1/44	1,590	1,705
5.5% 4/1/44 (Pre-Refunded to 4/1/19 @ 100)	1,410	1,535
5.75% 8/15/29 (Pre-Refunded to 2/15/20 @ 100)	2,320	2,604
Series 2010, 5.25% 5/1/25	7,000	7,617
Series 2012 A, 5% 5/15/22	2,120	2,397
Series 2012:
4% 9/1/32	7,460	7,323
5% 9/1/38	23,950	24,661
5% 11/15/43	4,395	4,677
Series 2013:
5% 11/15/28	2,875	3,187
5% 11/15/29	1,400	1,545
5% 5/15/43	10,000	10,527
Series 2015 A:
5% 11/15/23	500	583
5% 11/15/45	2,410	2,577
Series 2015 B, 5% 11/15/27	3,160	3,567
Series 2015 C:
5% 8/15/35	6,425	6,836
5% 8/15/44	30,850	32,074
Series 2016 A:
5% 8/15/25	2,380	2,616
5% 8/15/26	3,180	3,487
5% 7/1/28	1,230	1,412
5% 2/15/29	5,140	5,767
5% 2/15/30	5,425	6,037
5% 7/1/30	710	805
5% 2/15/31	4,375	4,843
5% 7/1/31	535	603
5% 2/15/32	4,250	4,677
5% 7/1/34	3,000	3,340
5% 8/15/34	645	675
5.25% 8/15/27	2,255	2,507
5.25% 8/15/28	2,895	3,206
5.25% 8/15/30	2,225	2,436
Series 2016 B:
5% 8/15/31	7,365	8,299
5% 8/15/32	1,040	1,165
5% 8/15/34	7,515	8,339
5% 8/15/36	10,485	11,551
Series 2016 C:
4% 2/15/36	2,200	1,916
5% 2/15/31	11,500	12,019
5% 2/15/32	1,500	1,560
5% 2/15/34	3,525	3,632
5% 2/15/41	8,865	8,942
Series 2016:
5% 5/15/29	1,255	1,395
5% 5/15/30	2,300	2,538
Illinois Gen. Oblig.:
Series 2006:
5% 1/1/19	4,200	4,333
5.5% 1/1/31	3,000	3,077
Series 2010:
5% 1/1/21 (FSA Insured)	2,600	2,754
5% 1/1/23 (FSA Insured)	6,600	6,948
Series 2012 A, 5% 1/1/33	4,700	4,584
Series 2012:
5% 8/1/19	2,500	2,589
5% 8/1/21	2,000	2,077
5% 3/1/23	4,000	4,124
5% 8/1/23	3,900	3,999
5% 3/1/35	2,000	1,930
5% 3/1/37	1,000	961
Series 2013 A, 5% 4/1/35	1,800	1,737
Series 2013, 5.5% 7/1/25	3,310	3,493
Series 2014:
5% 2/1/23	4,425	4,558
5% 2/1/25	3,440	3,516
5% 4/1/28	2,090	2,101
5% 5/1/28	2,150	2,160
5% 5/1/32	8,800	8,615
5.25% 2/1/30	9,900	9,999
Series 2016:
5% 6/1/25	7,295	7,425
5% 6/1/26	990	1,000
5% 2/1/27	7,035	7,068
5% 2/1/28	5,660	5,704
5% 2/1/29	5,320	5,328
5% 2/1/26	2,325	2,359
Illinois Health Facilities Auth. Rev.:
(Delnor-Cmnty. Hosp. Proj.) Series 2002 D, 5.25% 5/15/32 (FSA Insured)	3,000	3,130
(Lutheran Gen. Health Care Sys. Proj.) Series C, 6% 4/1/18	2,015	2,077
Illinois Muni. Elec. Agcy. Pwr. Supply Series 2015 A:
5% 2/1/25	8,110	9,397
5% 2/1/26	4,370	5,051
Illinois Reg'l. Trans. Auth. Series A, 8% 6/1/17 (AMBAC Insured)	2,335	2,399
Illinois Toll Hwy. Auth. Toll Hwy. Rev.:
Series 2015 A, 5% 1/1/40	13,300	14,560
Series 2015 B, 5% 1/1/40	7,400	8,124
Series 2016 A:
5% 12/1/31	5,000	5,644
5% 12/1/32	7,900	8,891
Kane, McHenry, Cook & DeKalb Counties Unit School District #300:
Series 2014, 6.5% 1/1/20 (Escrowed to Maturity)	465	531
0% 12/1/17 (AMBAC Insured)	3,350	3,290
0% 12/1/17 (Escrowed to Maturity)	350	346
0% 12/1/21 (AMBAC Insured)	3,095	2,672
0% 12/1/21 (Escrowed to Maturity)	1,905	1,719
6.5% 1/1/20 (AMBAC Insured)	2,755	3,110
6.5% 1/1/20 (Escrowed to Maturity)	4,645	5,304
Kendall, Kane & Will Counties Cmnty. Unit School District #308 Series 2016:
5% 2/1/34	7,000	7,770
5% 2/1/35	5,000	5,525
5% 2/1/36	5,200	5,734
Lake County Cmnty. High School District #117, Antioch Series B, 0% 12/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	7,240	6,934
McHenry & Kane Counties Cmnty. Consolidated School District #158:
Series 2004, 0% 1/1/24 (FSA Insured)	4,300	3,442
0% 1/1/19	2,955	2,834
0% 1/1/19 (Escrowed to Maturity)	45	44
Metropolitan Pier & Exposition:
(McCormick Place Expansion Proj.):
Series 1992 A, 0% 6/15/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,610	3,202
Series 1994 A, 0% 6/15/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,935	2,709
Series 1996 A, 0% 6/15/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,300	4,114
Series 2002 A:
0% 12/15/30 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	32,600	17,267
0% 6/15/36 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,445	1,737
Series 2010 B1:
0% 6/15/43 (FSA Insured)	45,400	12,204
0% 6/15/44 (FSA Insured)	53,800	13,725
0% 6/15/45 (FSA Insured)	27,900	6,753
0% 6/15/47 (FSA Insured)	16,540	3,602
Series 2012 B:
0% 12/15/51	16,200	2,273
5% 6/15/52	17,900	18,035
Series A, 0% 6/15/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,345	3,088
Series 1996 A, 0% 6/15/24	3,060	2,260
Series A, 0% 12/15/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,155	1,950
5.5% 6/15/20	1,625	1,668
5.5% 6/15/20 (Pre-Refunded to 6/15/17 @ 100)	375	386
Quincy Hosp. Rev. Series 2007, 5% 11/15/18	1,000	1,030
Univ. of Illinois Board of Trustees Ctfs. of Prtn. Series 2009 A:
5% 10/1/17	555	571
5% 10/1/17 (Escrowed to Maturity)	745	767
5% 10/1/18 (Pre-Refunded to 10/1/17 @ 100)	615	633
5% 10/1/20 (Pre-Refunded to 10/1/17 @ 100)	740	761
5% 10/1/20 (Pre-Refunded to 10/1/17 @ 100)	550	566
Univ. of Illinois Rev.:
(Auxiliary Facilities Sys. Proj.):
Series 1991:
0% 4/1/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	16,270	16,204
0% 4/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	8,000	7,313
Series 1999 A, 0% 4/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,965	4,374
Series 2010 A:
5% 4/1/25	5,125	5,541
5.25% 4/1/30	3,200	3,474
Series 2013:
6% 10/1/42	4,600	5,211
6.25% 10/1/38	4,530	5,236
Will County Cmnty. Unit School District #365-U:
0% 11/1/17 (FSA Insured)	3,200	3,154
0% 11/1/19 (Escrowed to Maturity)	675	641
0% 11/1/19 (FSA Insured)	4,325	4,034
Will County Illinois Series 2016:
5% 11/15/31	1,620	1,858
5% 11/15/32	1,235	1,410
5% 11/15/33	1,500	1,706
5% 11/15/34	1,500	1,698

TOTAL ILLINOIS		977,371

Indiana - 2.5%
Crown Point Multi-School Bldg. Corp. 0% 1/15/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	7,480	6,744
Indiana Fin. Auth. Health Sys. Rev. (Sisters of Saint Francis Health Svcs., Inc. Obligated Group Proj.):
Series 2008 C, 5.375% 11/1/32	7,815	8,284
Series 2009 A, 5.25% 11/1/39	5,300	5,711
Indiana Fin. Auth. Rev.:
(Trinity Health Cr. Group Proj.) Series 2009 A, 5.25% 12/1/38	8,000	8,582
Series 2012:
5% 3/1/30	3,900	4,223
5% 3/1/41	7,070	7,609
Series 2015 A, 5.25% 2/1/32	6,020	7,067
Series 2016:
4% 9/1/21	400	427
5% 9/1/22	300	337
5% 9/1/24	675	769
5% 9/1/26	1,075	1,231
5% 9/1/28	3,000	3,392
5% 9/1/29	1,000	1,124
5% 9/1/30	1,400	1,565
Indiana Fin. Auth. Wastewtr. Util. Rev.:
(CWA Auth. Proj.):
Series 2012 A, 5% 10/1/26	2,545	2,909
Series 2015 A:
5% 10/1/30	4,820	5,615
5% 10/1/45	25,600	28,219
Series 2011 A, 5.25% 10/1/25	1,750	1,978
Indiana Muni. Pwr. Agcy. Pwr. Supply Sys. Rev. Series 2011 A:
5% 1/1/22	2,000	2,246
5% 1/1/23	1,800	2,013
Indiana Trans. Fin. Auth. Hwy. Rev. Series 1993 A, 0% 6/1/18 (AMBAC Insured)	1,700	1,668
Indianapolis Local Pub. Impt. Series 2016:
4% 1/1/32 (d)	1,000	1,020
4% 1/1/33 (d)	1,000	1,014
4% 1/1/35 (d)	2,780	2,789
5% 1/1/21 (d)	3,945	4,377
5% 1/1/22 (d)	7,000	7,882
5% 1/1/23 (d)	2,625	2,996
5% 1/1/26 (d)	1,055	1,231
Lake Central Multi-District School Bldg. Corp. Series 2012 B:
4% 7/15/18	400	415
5% 1/15/30	12,040	13,578
Zionsville Cmnty. Schools Bldg. Series 2005, 5% 7/15/20 (FSA Insured)	1,945	2,138

TOTAL INDIANA		139,153

Iowa - 0.1%
Iowa Fin. Auth. Health Facilities Rev. Series 2008 A, 5.625% 8/15/37 (Pre-Refunded to 8/15/19 @ 100)	4,800	5,308
Kansas - 0.6%
Kansas Dev. Fin. Agcy. (Adventist Health Sys./Sunbelt Obligated Group Proj.) Series 2009 C, 5.75% 11/15/38	10,600	11,653
Leavenworth County Unified School District #453 Gen. Oblig. Series 2009 A, 5.25% 9/1/24 (Pre-Refunded to 9/1/19 @ 100)	1,575	1,720
Overland Park Sales Tax Spl. Oblig. Rev. Series 2012, 4.375% 12/15/23	4,700	4,231
Wyandotte County/Kansas City Unified Govt. Util. Sys. Rev.:
Series 2012 A:
5% 9/1/23	1,860	2,105
5% 9/1/25	4,000	4,508
Series 2016 A:
5% 9/1/40	3,115	3,454
5% 9/1/45	5,000	5,520

TOTAL KANSAS		33,191

Kentucky - 1.1%
Ashland Med. Ctr. Rev.:
(Ashland Hosp. Corp. d/b/a Kings Daughters Med. Ctr. Proj.) Series 2016 A, 5% 2/1/40	1,390	1,433
(Ashland Hosp. Corp. d/b/a/ King's Daughters Med. Ctr. Proj.) Series 2010 B, 5% 2/1/22	1,355	1,432
Kenton County Arpt. Board Arpt. Rev. Series 2016:
5% 1/1/21	650	723
5% 1/1/22	725	819
5% 1/1/23	425	486
5% 1/1/28	1,585	1,810
5% 1/1/31	1,500	1,687
5% 1/1/32	1,500	1,681
Kentucky Econ. Dev. Fin. Auth. Hosp. Rev.:
(Baptist Healthcare Sys. Proj.) Series A, 5% 8/15/17	3,650	3,735
Series 2010 A, 6% 6/1/30	1,795	1,916
Series 2015 A:
4.5% 6/1/46	2,960	2,803
5.25% 6/1/50	18,075	18,707
Kentucky Econ. Dev. Fin. Auth. Rev. (Ashland Hosp. Corp. d/b/a King's Daughters Med. Ctr. Proj.) Series 2010 A, 5% 2/1/30	5,000	5,203
Louisville & Jefferson County Series 2013 A:
5.5% 10/1/33	2,900	3,360
5.75% 10/1/38	7,410	8,591
Pikeville Hosp. Rev. (Pikeville Med. Ctr., Inc. Proj.) Series 2011, 6.5% 3/1/41	3,000	3,375

TOTAL KENTUCKY		57,761

Louisiana - 0.7%
Louisiana Citizens Property Ins. Corp. Assessment Rev. Series 2015:
5% 6/1/20	3,000	3,295
5% 6/1/22 (FSA Insured)	4,000	4,557
Louisiana Gen. Oblig. Series 2016 B, 5% 8/1/28	1,060	1,233
Louisiana Pub. Facilities Auth. Hosp. Rev. (Franciscan Missionaries of Our Lady Health Sys. Proj.) Series 2009, 6.75% 7/1/39 (Pre-Refunded to 7/1/19 @ 100)	2,100	2,357
Louisiana Pub. Facilities Auth. Rev. (Tulane Univ. of Louisiana Proj.) Series 2016 A:
5% 12/15/24	1,500	1,724
5% 12/15/25	2,175	2,518
5% 12/15/26	260	302
5% 12/15/28	2,000	2,314
5% 12/15/29	335	386
5% 12/15/30	2,800	3,208
New Orleans Aviation Board Rev.:
(North Term. Proj.) Series 2015 B:
5% 1/1/29 (d)	2,400	2,656
5% 1/1/30 (d)	2,000	2,197
5% 1/1/31 (d)	2,500	2,736
5% 1/1/40 (d)	6,885	7,405
Series 2007 A, 5% 1/1/17 (FSA Insured) (d)	1,420	1,420

TOTAL LOUISIANA		38,308

Maine - 0.6%
Maine Health & Higher Ed. Facilities Auth. Rev. Series 2013, 5% 7/1/25	1,140	1,205
Maine Health & Higher Edl. Facilities Auth. Rev. Series 2016 A:
5% 7/1/41	7,800	7,876
5% 7/1/46	22,035	22,169
Maine Tpk. Auth. Tpk. Rev. Series 2015:
5% 7/1/32	1,050	1,212
5% 7/1/36	2,600	2,958

TOTAL MAINE		35,420

Maryland - 0.9%
Baltimore Convention Ctr. Hotel Rev. Series A, 5.25% 9/1/39 (XL Cap. Assurance, Inc. Insured)	4,710	4,714
Baltimore Proj. Rev. (Wtr. Proj.) Series 2009 A, 5.75% 7/1/39 (Pre-Refunded to 7/1/19 @ 100)	1,250	1,381
City of Westminster Series 2016:
5% 11/1/27	1,595	1,760
5% 11/1/28	2,750	3,023
5% 11/1/29	2,910	3,179
5% 11/1/30	3,085	3,357
Maryland Econ. Dev. Corp. (Purple Line Lt. Rail Proj.) Series 2016 D, 5% 3/31/46 (d)	3,000	3,173
Maryland Health & Higher Edl. Facilities Auth. Rev.:
(Anne Arundel Health Sys. Proj.) Series 2010, 5% 7/1/40	2,000	2,102
(Doctors Cmnty. Hosp. Proj.) Series 2010, 5.75% 7/1/38	5,090	5,367
(Univ. of Maryland Med. Sys. Proj.) Series 2010, 5.125% 7/1/39	4,400	4,655
(Washington County Health Sys. Proj.) Series 2008, 6% 1/1/28 (Pre-Refunded to 1/1/18 @ 100)	5,000	5,239
Series 2010, 5.625% 7/1/30 (Pre-Refunded to 7/1/20 @ 100)	2,865	3,243
Series 2015:
5% 7/1/40	1,000	1,040
5% 7/1/45	5,000	5,175
Series 2016 A:
4% 7/1/42	1,450	1,353
5% 7/1/35	575	602

TOTAL MARYLAND		49,363

Massachusetts - 2.0%
Massachusetts Bay Trans. Auth. Sales Tax Rev. Series 2015 A:
5% 7/1/40	1,500	1,699
5% 7/1/45	1,495	1,689
Massachusetts Dev. Fin. Agcy. Rev.:
(Boston Univ. Proj.) Series U4, 5.7% 10/1/40 (Pre-Refunded to 10/1/19 @ 100)	7,500	8,340
(Lesley Univ. Proj.) Series 2016, 5% 7/1/39	1,645	1,815
Series 2011 I, 6.75% 1/1/36	3,000	3,452
Series 2015 D, 5% 7/1/44	5,205	5,443
Series 2016 A, 5% 1/1/47	11,355	11,660
Series 2016:
5% 10/1/29	1,000	1,175
5% 10/1/30	1,500	1,752
5% 7/1/31	1,675	1,831
5% 10/1/31	1,620	1,880
5% 7/1/46	1,390	1,462
Series BB1, 5% 10/1/46	6,845	7,656
Massachusetts Gen. Oblig. Series 2016 A, 5% 3/1/46	2,175	2,416
Massachusetts Health & Edl. Facilities Auth. Rev. (Blood Research Institute Proj.) Series A, 6.5% 2/1/22 (f)	1,905	1,912
Massachusetts Port Auth. Rev.:
Series 2016 A:
5% 7/1/33	2,100	2,443
5% 7/1/34	1,080	1,249
5% 7/1/35	2,055	2,363
5% 7/1/37	3,965	4,524
5% 7/1/38	1,570	1,785
Series 2016 B:
4% 7/1/46 (d)	25,130	25,150
5% 7/1/43 (d)	15,405	16,905

TOTAL MASSACHUSETTS		108,601

Michigan - 1.7%
Detroit School District Series 2012 A, 5% 5/1/23	4,000	4,453
Detroit Swr. Disp. Rev. Series 2001 E, 5.75% 7/1/31 (Pre-Refunded to 7/1/18 @ 100)	4,000	4,265
Detroit Wtr. Supply Sys. Rev. Series 2006 B, 7% 7/1/36 (Pre-Refunded to 7/1/19 @ 100)	4,900	5,561
DeWitt Pub. Schools Gen. Oblig. 5% 5/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,650	1,724
Kalamazoo Hosp. Fin. Auth. Hosp. Facilities Rev. Series 2016, 5% 5/15/28	2,360	2,650
Lansing Board of Wtr. & Lt. Util. Rev. 5.5% 7/1/41	2,500	2,809
Michigan Fin. Auth. Rev.:
Series 2012 A:
4.125% 6/1/32 (Pre-Refunded to 6/1/22 @ 100)	6,325	7,003
5% 6/1/20 (Escrowed to Maturity)	2,050	2,273
5% 6/1/27 (Pre-Refunded to 6/1/22 @ 100)	3,000	3,456
5% 6/1/39 (Pre-Refunded to 6/1/22 @ 100)	6,350	7,314
Series 2012, 5% 11/15/42	11,825	12,908
Series 2015 MI, 5% 12/1/24	4,445	5,189
Series MI:
5.5% 12/1/26	4,500	5,480
5.5% 12/1/27	4,750	5,748
Michigan Gen. Oblig. Series 2016, 5% 3/15/27	3,105	3,686
Michigan Hosp. Fin. Auth. Rev.:
Series 2012 A:
5% 6/1/23	2,395	2,710
5% 6/1/26	2,000	2,245
6.5% 12/1/33 (Pre-Refunded to 12/1/18 @ 100)	695	762
6.5% 12/1/33 (Pre-Refunded to 12/1/18 @ 100)	130	141
Portage Pub. Schools Series 2016:
5% 11/1/30	2,855	3,281
5% 11/1/31	2,525	2,889
5% 11/1/36	250	281
Wayne County Arpt. Auth. Rev. Series 2015 G, 5% 12/1/28 (d)	5,500	6,113

TOTAL MICHIGAN		92,941

Minnesota - 0.4%
Maple Grove Health Care Facilities Series 2015, 5% 9/1/29	2,830	3,149
Maple Grove Health Care Sys. Rev.:
(Maple Grove Hosp. Corp. Proj.) Series 2007, 5.25% 5/1/28	3,500	3,533
5% 5/1/20	1,000	1,010
Minnesota 911 Rev. (Pub. Safety Radio Communications Sys. Proj.) Series 2009, 5% 6/1/20 (Pre-Refunded to 6/1/19 @ 100)	3,835	4,157
Saint Paul Hsg. & Redev. Auth. Hosp. Rev. (HealthEast Care Sys. Proj.) Series 2015 A, 5% 11/15/44	1,515	1,603
St. Louis Park Health Care Facilities Rev. (Park Nicollet Health Svcs. Proj.) Series 2008 C, 5.5% 7/1/18 (Escrowed to Maturity)	5,600	5,950

TOTAL MINNESOTA		19,402

Missouri - 0.4%
Kansas City Spl. Oblig.:
5% 9/1/26	1,185	1,285
5% 9/1/27	490	531
5% 9/1/28	1,000	1,082
5% 9/1/29	1,000	1,080
5% 9/1/30	1,390	1,501
Missouri Dev. Fin. Board Infrastructure Facilities Rev. (City of Branson-Branson Landing Proj.) Series 2005 A, 6% 6/1/20	1,500	1,577
Missouri Health & Edl. Facilities Auth. Edl. Facilities Rev. Series 2015 B:
3.125% 2/1/27	800	779
3.25% 2/1/28	800	780
4% 2/1/40	700	690
5% 2/1/31	2,595	2,893
5% 2/1/33	2,870	3,168
5% 2/1/36	2,300	2,507
5% 2/1/45	3,600	3,886

TOTAL MISSOURI		21,759

Nebraska - 0.4%
Central Plains Energy Proj. Rev. (Nebraska Gas Proj.) Series 2007 B, 1.124% 12/1/17 (b)	4,005	3,991
Douglas County Hosp. Auth. #2 Health Facilities Rev.:
6% 8/15/23	1,210	1,245
6% 8/15/28	1,980	2,037
6.125% 8/15/31	1,275	1,311
Nebraska Pub. Pwr. District Rev. Series 2016 B, 5% 1/1/37	11,900	13,276

TOTAL NEBRASKA		21,860

Nevada - 0.1%
Las Vegas Valley Wtr. District Wtr. Impt. Gen. Oblig. Series 2011 C, 5% 6/1/24	5,415	6,089
New Hampshire - 1.0%
New Hampshire Bus. Fin. Auth. Rev. Series 2009 A, 6.125% 10/1/39 (Pre-Refunded to 10/1/19 @ 100)	9,300	10,434
New Hampshire Health & Ed. Facilities Auth. Rev.:
(Dartmouth College Proj.) Series 2009, 5.25% 6/1/39 (Pre-Refunded to 6/1/19 @ 100)	4,000	4,359
Series 2007:
5% 10/1/37	1,405	1,435
5% 10/1/37 (Pre-Refunded to 10/1/17 @ 100)	4,695	4,831
Series 2012:
4% 7/1/32	2,370	2,377
5% 7/1/24	1,000	1,102
5% 7/1/25	1,185	1,298
Series 2016:
4% 10/1/38	1,200	1,080
5% 10/1/24	2,120	2,349
5% 10/1/25	2,100	2,335
5% 10/1/29	4,000	4,370
5% 10/1/31	5,210	5,635
5% 10/1/33	4,000	4,280
5% 10/1/38	3,450	3,629
New Hampshire Tpk. Sys. Rev. Series 2012 B:
5% 2/1/19	2,000	2,141
5% 2/1/24	1,775	2,000

TOTAL NEW HAMPSHIRE		53,655

New Jersey - 4.0%
Atlantic County Impt. Auth. (Atlantic City Campus Proj.) Series 2016 A:
5% 7/1/28 (FSA Insured)	1,040	1,185
5% 7/1/30 (FSA Insured)	2,540	2,861
5% 7/1/32 (FSA Insured)	1,250	1,395
5% 7/1/33 (FSA Insured)	1,300	1,444
New Jersey Econ. Dev. Auth. Rev.:
Series 2009 AA, 5.5% 12/15/29	4,000	4,281
Series 2013 NN, 5% 3/1/27	69,700	70,914
Series 2013:
5% 3/1/23	12,200	12,778
5% 3/1/24	17,000	17,834
5% 3/1/25	1,900	1,982
Series 2015 XX, 5.25% 6/15/27	17,000	18,195
Series 2016 AAA:
5% 6/15/41	4,095	4,066
5.5% 6/15/31	2,000	2,136
5.5% 6/15/32	5,000	5,323
Series 2016 BBB:
5% 6/15/21	3,000	3,186
5% 6/15/22	4,850	5,119
5% 6/15/23	7,810	8,177
New Jersey Edl. Facility Series 2016 A:
5% 7/1/31	1,100	1,198
5% 7/1/32	4,000	4,336
New Jersey Health Care Facilities Fing. Auth. Rev. Series 2016 A:
5% 7/1/24 (e)	1,000	1,095
5% 7/1/25 (e)	1,000	1,099
5% 7/1/26	1,105	1,251
5% 7/1/27	750	860
5% 7/1/30	1,000	1,119
New Jersey Trans. Trust Fund Auth.:
Series 2001 A, 6% 6/15/35	3,900	4,312
Series 2005 B, 5.5% 12/15/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,000	5,553
Series 2014 AA:
5% 6/15/23	20,645	21,915
5% 6/15/24	10,000	10,553
Series 2016 A:
5% 6/15/28	6,000	6,463
5% 6/15/29	600	637

TOTAL NEW JERSEY		221,267

New York - 7.0%
Hudson Yards Infrastructure Corp. New York Rev. Series 2012 A, 5.75% 2/15/47	14,600	16,412
Long Island Pwr. Auth. Elec. Sys. Rev. Series 2012 A, 5% 9/1/42	13,000	13,916
MTA Hudson Rail Yards Trust Oblig. Series 2016 A, 5% 11/15/56	15,800	16,984
New York City Gen. Oblig.:
Series 2003 A, 5.5% 8/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5	5
Series 2007 D1, 5.125% 12/1/22	1,980	2,052
Series 2008:
5.25% 8/15/27	9,575	10,162
5.25% 8/15/27 (Pre-Refunded to 8/15/18 @ 100)	365	388
Series 2009, 5.625% 4/1/29	1,675	1,825
Series 2012 A1, 5% 8/1/24	7,400	8,362
Series 2012 G1, 5% 4/1/25	13,700	15,465
New York City Indl. Dev. Agcy. Civic Facility Rev. (Polytechnic Univ. NY Proj.) 5.25% 11/1/27 (ACA Finl. Guaranty Corp. Insured)	3,100	3,206
New York City Indl. Dev. Agcy. Rev.:
(Queens Baseball Stadium Proj.) 5% 1/1/19 (AMBAC Insured)	3,735	3,744
(Yankee Stadium Proj.) Series 2006, 5% 3/1/31	4,725	4,754
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev.:
Series 2009 EE, 5.25% 6/15/40	11,600	12,573
Series 2009 FF 2, 5.5% 6/15/40	17,800	19,462
Series 2011 EE, 5.375% 6/15/43	42,080	46,882
Series 2012 EE, 5.25% 6/15/30	17,200	19,859
Series 2013 BB, 5% 6/15/47	8,985	9,977
New York City Transitional Fin. Auth. Bldg. Aid Rev.:
Series 2009 S1:
5.5% 7/15/38	1,600	1,689
5.625% 7/15/38	2,825	2,987
Series 2009 S3:
5.25% 1/15/34	21,000	22,449
5.25% 1/15/39	3,400	3,626
5.375% 1/15/34	2,750	2,947
Series 2009 S4:
5.5% 1/15/39	8,800	9,455
5.75% 1/15/39	4,100	4,436
New York City Transitional Fin. Auth. Rev. Series 2015 E1, 5% 2/1/41	2,725	3,063
New York Dorm. Auth. Mental Health Svcs. Facilities Impt. Rev. Series 2012 A, 5% 5/15/23	5,600	6,438
New York Dorm. Auth. Personal Income Tax Rev.:
(Ed. Proj.) Series 2008 B, 5.75% 3/15/36	3,400	3,690
Series 2014 A:
5% 2/15/39	3,995	4,237
5% 2/15/39 (Pre-Refunded to 2/15/19 @ 100)	5	5
New York Dorm. Auth. Revs.:
(New York Univ. Hosp. Ctr. Proj.) Series 2007 B, 5.25% 7/1/24 (Pre-Refunded to 7/1/17 @ 100)	1,515	1,547
(State Univ. Edl. Facilities Proj.) Series A, 5.875% 5/15/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,515	3,578
Series 2010 A, 5% 7/1/26	4,000	4,378
New York Metropolitan Trans. Auth. Dedicated Tax Fund Rev. Series 2009 B, 5% 11/15/34	11,800	12,848
New York Metropolitan Trans. Auth. Rev.:
Series 2010 D, 5.25% 11/15/40	6,600	7,351
Series 2012 D, 5% 11/15/25	25,900	29,515
Series 2012 F, 5% 11/15/24	12,400	14,138
Series 2014 B, 5% 11/15/44	8,500	9,280
Series 2015 A1, 5% 11/15/45	14,850	16,249
New York Trans. Dev. Corp. (Laguardia Arpt. Term. B Redev. Proj.) Series 2016 A, 5% 7/1/46 (d)	8,000	8,290
Niagara Falls City Niagara County Pub. Impt. 7.5% 3/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	460	492
Rockland County Gen. Oblig. Series 2014 A, 4% 3/1/24 (FSA Insured)	1,375	1,503
Tobacco Settlement Fing. Corp. Series 2013 B, 5% 6/1/21	90	90
Triborough Bridge & Tunnel Auth. Revs. Series 2015 A, 5.25% 11/15/45	4,000	4,600

TOTAL NEW YORK		384,909

North Carolina - 0.4%
Nash Health Care Sys. Health Care Facilities Rev. Series 2012, 5% 11/1/41	4,625	4,908
North Carolina Med. Care Cmnty. Health:
Series 2012 A, 5% 11/15/26	1,295	1,465
Series 2017:
5% 10/1/27 (e)	1,000	1,152
5% 10/1/31 (e)	1,700	1,927
North Carolina Med. Care Commission Health Care Facilities Rev. (Rex Healthcare Proj.) Series 2010 A, 5% 7/1/30	7,830	8,529
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev.:
Series 2009, 5% 1/1/30 (Pre-Refunded to 1/1/19 @ 100)	1,630	1,749
5% 1/1/30	670	708

TOTAL NORTH CAROLINA		20,438

North Dakota - 0.1%
Cass County Health Care Facilities Rev. (Essentia Health Obligated Group Proj.) Series 2008, 5.125% 2/15/37 (Assured Guaranty Corp. Insured)	4,600	4,953
Fargo Health Sys. Rev. (Sanford Proj.) Series 2011, 6% 11/1/28	1,500	1,752

TOTAL NORTH DAKOTA		6,705

Ohio - 1.6%
Akron Bath Copley Hosp. District Rev. Series 2016, 5.25% 11/15/46	7,300	7,792
American Muni. Pwr., Inc. Rev.:
(Freemont Energy Ctr. Proj.) Series 2012 B, 5% 2/15/42	2,500	2,687
(Prairie State Energy Campus Proj.) Series 2015, 5% 2/15/28	12,100	13,639
Buckeye Tobacco Settlement Fing. Auth. Series 2007 A1, 5% 6/1/17	5,045	5,123
Cleveland Parking Facilities Rev.:
5.25% 9/15/18 (Escrowed to Maturity)	640	682
5.25% 9/15/18 (FSA Insured)	1,360	1,446
Columbus City School District 5% 12/1/29	1,800	2,130
Franklin County Hosp. Rev. (Nationwide Children's Hosp. Proj.) Series 2009, 5.25% 11/1/40 (Pre-Refunded to 11/1/19 @ 100)	1,500	1,654
Hamilton County Convention Facilities Auth. Rev. Series 2014, 5% 12/1/25	3,595	4,084
Lake County Hosp. Facilities Rev.:
Series 2015:
5% 8/15/29	1,000	1,126
5% 8/15/30	1,505	1,686
6% 8/15/43	800	849
6% 8/15/43 (Pre-Refunded to 8/15/18 @ 100)	4,200	4,516
Lucas County Hosp. Rev. (ProMedica Healthcare Oblig. Group Proj.) Series 2011 A, 6.5% 11/15/37	6,000	7,068
Muskingum County Hosp. Facilities (Genesis Healthcare Sys. Obligated Group Proj.) Series 2013, 5% 2/15/48	11,600	11,848
Ohio Higher Edl. Facility Commission Rev. (Cleveland Clinic Foundation Proj.) Series 2008 A, 5.5% 1/1/43	1,500	1,558
Ohio Tpk. Commission Tpk. Rev. (Infastructure Proj.) Series 2005 A, 0% 2/15/43	15,000	5,185
Scioto County Hosp. Facilities Rev. Series 2016, 5% 2/15/29	2,195	2,513
Univ. of Akron Gen. Receipts Series 2016 A, 5% 1/1/35	9,500	10,585

TOTAL OHIO		86,171

Oklahoma - 0.4%
Oklahoma City Pub. Property Auth. Hotel Tax Rev. Series 2015:
5% 10/1/28	1,270	1,444
5% 10/1/29	700	792
5% 10/1/36	1,000	1,099
5% 10/1/39	1,850	2,024
Oklahoma Dev. Fin. Auth. Rev.:
(Saint John Health Sys. Proj.) Series 2012, 5% 2/15/42	9,640	10,260
Series 2012, 5% 2/15/24	4,190	4,670

TOTAL OKLAHOMA		20,289

Oregon - 0.3%
Clackamas County School District #7J:
5.25% 6/1/23	2,000	2,381
5.25% 6/1/24 (FSA Insured)	2,605	3,149
Multnomah County Hosp. Facilities Auth. Rev. (Adventist Health Sys./West Proj.) Series 2009 A, 5.125% 9/1/40	2,500	2,656
Oregon Facilities Auth. Rev. (Legacy Health Sys. Proj.) Series 2009 A, 5% 3/15/30	1,000	1,078
Oregon State Dept. of Administrative Svcs. Lottery Rev. Series 2011 A, 5.25% 4/1/31	5,600	6,329
Washington County School District #15:
5.5% 6/15/20 (FSA Insured)	1,770	1,991
5.5% 6/15/21 (FSA Insured)	1,060	1,220

TOTAL OREGON		18,804

Pennsylvania - 4.4%
Allegheny County Hosp. Dev. Auth. Rev. (Univ. of Pittsburgh Med. Ctr. Proj.) Series 2009 A, 5.625% 8/15/39	6,225	6,750
Centre County Hosp. Auth. Rev. (Mount Nittany Med. Ctr. Proj.) Series 2011, 7% 11/15/46 (Pre-Refunded to 11/15/21 @ 100)	2,600	3,201
Dauphin County Gen. Auth. (Pinnacle Health Sys. Proj.) Series 2016 A:
5% 6/1/28	1,070	1,239
5% 6/1/29	1,170	1,344
Monroe County Hosp. Auth. Rev. Series 2016:
5% 7/1/26	1,000	1,144
5% 7/1/27	1,000	1,132
5% 7/1/28	1,000	1,125
5% 7/1/34	3,680	4,017
5% 7/1/36	2,000	2,176
5% 7/1/41	2,660	2,875
Monroeville Fin. Auth. UPMC Rev. Series 2012, 5% 2/15/25	4,680	5,523
Montgomery County Higher Ed. & Health Auth. Hosp. Rev. (Abington Memorial Hosp. Proj.):
Series 1993 A, 6% 6/1/22 (AMBAC Insured)	2,000	2,183
Series 2012 A, 5% 6/1/27	4,105	4,566
Montgomery County Higher Ed. & Health Auth. Rev.:
Series 2014 A:
5% 10/1/21	1,320	1,452
5% 10/1/22	1,380	1,521
5% 10/1/24	1,165	1,306
Series 2016 A:
5% 10/1/29	2,600	2,836
5% 10/1/31	4,575	4,937
5% 10/1/36	5,400	5,702
5% 10/1/40	3,310	3,482
Northampton County Gen. Purp. Auth. Hosp. Rev. Series 2016 A, 5% 8/15/46	24,875	27,091
Pennsylvania Econ. Dev. Fin. Auth. Unemployment Compensation Rev. Series 2012 B, 5% 7/1/21	5,300	5,504
Pennsylvania Gen. Oblig.:
Series 2015 1:
5% 3/15/29	16,370	18,656
5% 3/15/31	3,450	3,886
Series 2015, 5% 3/15/33	4,975	5,559
Series 2016:
5% 2/1/27	17,175	19,885
5% 2/1/28	18,030	20,782
Pennsylvania Higher Edl. Facilities Auth. Rev.:
(Univ. of Pennsylvania Health Sys. Proj.) Series 2009 A, 5.25% 8/15/21 (Pre-Refunded to 8/15/19 @ 100)	2,900	3,179
Series 2016:
5% 5/1/32	1,255	1,426
5% 5/1/33	1,700	1,923
Philadelphia Gas Works Rev. Series 9:
5.25% 8/1/40	2,295	2,481
5.25% 8/1/40 (Pre-Refunded to 8/1/20 @ 100)	1,455	1,632
Philadelphia Gen. Oblig. Series 2008 A, 5.25% 12/15/32 (FSA Insured)	2,500	2,668
Philadelphia School District:
Series 2016 D, 5% 9/1/28	8,100	8,845
Series 2016 F:
5% 9/1/28	14,010	15,298
5% 9/1/29	26,200	28,477
5% 9/1/30	6,815	7,373
Scranton-Lackawanna Health & Welfare Auth. Rev. (Marywood Univ. Proj.) Series 2016, 5% 6/1/46	4,000	3,726
Southeastern Pennsylvania Trans. Auth. Rev. Series 2011:
5% 6/1/22	1,000	1,116
5% 6/1/23	2,500	2,783

TOTAL PENNSYLVANIA		240,801

Rhode Island - 0.5%
Rhode Island Comm Corp. Rev. Series 2016 A:
5% 6/15/23	5,405	6,194
5% 6/15/24	2,720	3,145
Rhode Island Health & Edl. Bldg. Corp. Higher Ed. Facilities Rev.:
Series 2016 B:
5% 9/1/31	650	663
5% 9/1/36	5,620	5,599
Series 2016:
5% 5/15/30	1,500	1,619
5% 5/15/31	1,750	1,880
5% 5/15/33	1,500	1,596
5% 5/15/39	4,800	5,008

TOTAL RHODE ISLAND		25,704

South Carolina - 2.3%
Richland County Hosp. Facilities Rev. (Cmnty. Provider Pooled Ln. Prog.) Series A, 7.125% 7/1/17 (Escrowed to Maturity)	135	139
Scago Edl. Facilities Corp. for Colleton School District (School District of Colleton County Proj.) Series 2015:
5% 12/1/25	2,745	3,137
5% 12/1/28	5,665	6,380
South Carolina Jobs-Econ. Dev. Auth. Econ. Dev. Rev. Series 2013, 5% 11/1/27	7,700	8,755
South Carolina Jobs-Econ. Dev. Auth. Health Facilities Rev. (Bishop Gadsden Proj.) 5% 4/1/24	4,000	4,023
South Carolina Ports Auth. Ports Rev. Series 2015, 5.25% 7/1/55 (d)	6,375	6,882
South Carolina Pub. Svc. Auth. Rev.:
Series 2012 B, 5% 12/1/20	1,500	1,674
Series 2013 E, 5.5% 12/1/53	34,335	38,425
Series 2014 A:
5% 12/1/49	6,500	7,043
5.5% 12/1/54	13,185	14,692
Series 2014 C, 5% 12/1/46	3,900	4,275
Series 2015 A, 5% 12/1/50	13,210	14,252
Series 2015 C, 5% 12/1/22	8,440	9,737
Series 2015 E, 5.25% 12/1/55	5,900	6,457

TOTAL SOUTH CAROLINA		125,871

South Dakota - 0.1%
South Dakota Health & Edl. Facilities Auth. Rev. (Reg'l. Health Proj.) Series 2010:
4.625% 9/1/27	1,000	1,073
5% 9/1/28	3,000	3,288

TOTAL SOUTH DAKOTA		4,361

Tennessee - 0.3%
Jackson Hosp. Rev.:
5.75% 4/1/41	1,785	1,865
5.75% 4/1/41 (Pre-Refunded to 4/1/18 @ 100)	4,815	5,075
Memphis-Shelby County Arpt. Auth. Arpt. Rev. Series 2010 B:
5.75% 7/1/23 (d)	5,820	6,386
5.75% 7/1/24 (d)	2,400	2,631

TOTAL TENNESSEE		15,957

Texas - 9.8%
Argyle Independent School District 5.25% 8/15/40 (FSA Insured)	125	125
Austin Arpt. Sys. Rev. Series 2014:
5% 11/15/26 (d)	1,000	1,135
5% 11/15/27 (d)	1,250	1,415
5% 11/15/28 (d)	1,000	1,128
5% 11/15/39 (d)	9,700	10,532
5% 11/15/44 (d)	23,455	25,318
Austin Cmnty. College District Rev. (Convention Ctr. Proj.) Series 2002, 0% 2/1/22 (AMBAC Insured)	2,900	2,554
Austin Elec. Util. Sys. Rev. 0% 5/15/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,000	4,910
Austin Independent School District Series 2016 A, 5% 8/1/30	3,995	4,699
Austin Wtr. & Wastewtr. Sys. Rev. Series 2016:
5% 11/15/27	2,000	2,400
5% 11/15/28	1,000	1,194
5% 11/15/29	3,000	3,562
Canyon Reg'l. Wtr. Auth. Contract Rev. (Wells Ranch Proj.):
5% 8/1/19 (Pre-Refunded to 8/1/17 @ 100)	1,695	1,734
5% 8/1/20 (Pre-Refunded to 8/1/17 @ 100)	1,780	1,821
Central Reg'l. Mobility Auth. Series 2015 A:
5% 1/1/30	1,650	1,815
5% 1/1/32	1,000	1,091
5% 1/1/45	6,000	6,375
Coppell Independent School District 0% 8/15/20	2,000	1,872
Corpus Christi Util. Sys. Rev.:
5% 7/15/21	4,500	5,055
5% 7/15/22	2,500	2,853
5% 7/15/24	2,255	2,576
5.25% 7/15/18 (FSA Insured)	3,305	3,378
5.25% 7/15/19 (FSA Insured)	4,000	4,087
Cypress-Fairbanks Independent School District Series 2014 C, 5% 2/15/44	5,300	5,949
Dallas Fort Worth Int'l. Arpt. Rev.:
Series 2010 A, 5% 11/1/42	14,800	16,070
Series 2012 D, 5% 11/1/42 (d)	2,370	2,513
Series 2012 H, 5% 11/1/42 (d)	2,740	2,906
Series 2014 D, 5% 11/1/23 (d)	2,795	3,156
DeSoto Independent School District 0% 8/15/20	3,335	3,122
El Paso Gen. Oblig. Series 2016:
5% 8/15/34	6,345	7,244
5% 8/15/35	6,000	6,818
5% 8/15/36	4,000	4,535
Fort Worth Independent School District Series 2016, 5% 2/15/28	3,635	4,339
Freer Independent School District Series 2007, 5.25% 8/15/37 (Pre-Refunded to 8/15/17 @ 100)	895	918
Grand Parkway Trans. Corp. Series 2013 B:
5% 4/1/53	1,290	1,426
5.25% 10/1/51	53,600	60,384
5.5% 4/1/53	5,440	5,772
Harris County Cultural Ed. Facilities Fin. Corp. Med. Facilities Rev. (Baylor College of Medicine Proj.) Series 2012 A, 5% 11/15/37	14,050	15,019
Harris County Gen. Oblig. Series 2002:
0% 8/15/25 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,000	2,383
0% 8/15/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,000	3,518
Houston Arpt. Sys. Rev.:
Series 2011 A:
5% 7/1/23 (d)	3,000	3,279
5% 7/1/25 (d)	1,500	1,632
Series 2012 A, 5% 7/1/21 (d)	3,785	4,220
Katy Independent School District Series 2015 A, 5% 2/15/45	3,840	4,324
Keller Independent School District Series 1996 A, 0% 8/15/17	2,000	1,988
Love Field Arpt. Modernization Rev.:
Series 2015:
5% 11/1/27 (d)	2,150	2,451
5% 11/1/29 (d)	2,000	2,253
5% 11/1/32 (d)	3,690	4,110
Series 2017:
5% 11/1/24 (d)(e)	1,000	1,148
5% 11/1/25 (d)(e)	1,000	1,151
5% 11/1/26 (d)(e)	1,000	1,156
5% 11/1/27 (d)(e)	1,000	1,148
5% 11/1/28 (d)(e)	1,500	1,714
5% 11/1/30 (d)(e)	1,000	1,133
5% 11/1/31 (d)(e)	1,500	1,692
5% 11/1/32 (d)(e)	1,330	1,493
5% 11/1/33 (d)(e)	1,000	1,117
5% 11/1/34 (d)(e)	1,000	1,113
Lower Colorado River Auth. Rev. Series 2015 D:
5% 5/15/28	2,200	2,528
5% 5/15/30	5,000	5,644
Mansfield Independent School District 5.5% 2/15/18	40	40
Midway Independent School District Series 2000, 0% 8/15/19	3,600	3,452
Newark Higher Ed. Fin. Corp. (Abilene Christian Univ. Proj.) Series 2016 A, 5% 4/1/30	3,415	3,865
North Texas Tollway Auth. Rev.:
Series 2008 I, 6.2% 1/1/42 (Assured Guaranty Corp. Insured)	7,200	8,832
Series 2009 A, 6.25% 1/1/39 (Pre-Refunded to 1/1/19 @ 100)	8,290	9,079
Series 2009, 6.25% 1/1/39	1,910	2,070
Series 2011 A:
5.5% 9/1/41	14,250	16,286
6% 9/1/41	6,200	7,258
Series 2011 D, 5% 9/1/28	13,000	14,694
Series 2014 A, 5% 1/1/25	5,000	5,769
Series 2015 B, 5% 1/1/40	8,000	8,788
Series 2016 A, 5% 1/1/31	6,450	7,394
6% 1/1/23	590	617
6% 1/1/24	230	241
San Antonio Arpt. Sys. Rev.:
Series 2007 (AMT), 5.25% 7/1/20 (FSA Insured) (d)	3,215	3,273
Series 2007 (AMT-SUB LIEN):
5% 7/1/17 (FSA Insured) (d)	2,385	2,429
5.25% 7/1/20 (FSA Insured) (d)	2,775	2,824
5.25% 7/1/19 (FSA Insured) (d)	2,635	2,682
San Antonio Elec. & Gas Sys. Rev. Series 2012, 5.25% 2/1/25	4,200	5,077
San Antonio Wtr. Sys. Rev. Series 2012, 5% 5/15/25	10,000	11,414
Southwest Higher Ed. Auth. Rev. (Southern Methodist Univ. Proj.) Series 2016 A:
5% 10/1/25	9,345	11,152
5% 10/1/26	5,250	6,308
5% 10/1/27	5,000	5,974
5% 10/1/28	5,000	5,941
5% 10/1/29	5,000	5,908
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev.:
(Hendrick Med. Ctr. Proj.) Series 2009 B:
5.25% 9/1/26 (Assured Guaranty Corp. Insured)	1,785	1,937
5.25% 9/1/27 (Assured Guaranty Corp. Insured)	2,375	2,576
(Scott & White Healthcare Proj.) Series 2013 A:
4% 8/15/43	2,200	2,182
5% 8/15/43	4,000	4,406
5.75% 11/15/24 (Pre-Refunded to 11/15/18 @ 100)	3,925	4,240
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev. Series 2016 A:
4% 2/15/35	5,000	5,044
5% 2/15/34	1,900	2,152
5% 2/15/41	8,335	9,254
Texas Gen. Oblig.:
Series 2016, 5% 4/1/40	6,300	7,206
5% 4/1/25 (Pre-Refunded to 4/1/18 @ 100)	385	403
5% 4/1/25 (Pre-Refunded to 4/1/18 @ 100)	3,915	4,103
Texas Private Activity Bond Surface Trans. Corp.:
(LBJ Infrastructure Group LLC IH-635 Managed Lanes Proj.) Series 2010, 7% 6/30/40	5,200	5,945
Series 2013, 6.75% 6/30/43 (d)	12,600	14,091
Texas Wtr. Dev. Board Rev. Series 2015 A:
5% 10/15/40	11,145	12,651
5% 10/15/45	6,355	7,177
Weatherford Independent School District 0% 2/15/33	6,985	3,956
Ysleta Independent School District Series 2016, 5% 8/15/45	15,175	17,094

TOTAL TEXAS		538,779

Utah - 0.2%
Utah Associated Muni. Pwr. Sys. Rev. (Payson Pwr. Proj.) 5% 9/1/22	3,180	3,618
Utah State Board of Regents Rev. Series 2011 B:
5% 8/1/24 (Pre-Refunded to 8/1/20 @ 100)	2,670	2,976
5% 8/1/25 (Pre-Refunded to 8/1/20 @ 100)	2,175	2,424

TOTAL UTAH		9,018

Vermont - 0.1%
Vermont Edl. & Health Bldg. Fin. Agcy. Rev. (Champlain College Proj.) Series 2016 A:
5% 10/15/41	4,000	4,087
5% 10/15/46	3,700	3,766

TOTAL VERMONT		7,853

Virginia - 0.7%
Fredericksburg Econ. Dev. Auth. Rev. Series 2014, 5% 6/15/25	4,665	5,374
Stafford County Econ. Dev. Auth. Hosp. Facilities Rev. Series 2016:
4% 6/15/37	600	589
5% 6/15/27	1,500	1,661
5% 6/15/30	250	270
5% 6/15/35	2,200	2,325
Univ. of Virginia Gen. Rev. Series 2015 A, 5% 4/1/45	6,000	6,851
Virginia College Bldg. Auth. Edl. Facilities Rev. Series 2015 A:
5% 1/1/35	1,000	1,133
5% 1/1/40	1,750	1,967
Virginia Small Bus. Fing. Auth. (95 Express Lane LLC Proj.) Series 2012:
5% 7/1/34 (d)	6,000	6,168
5% 1/1/40 (d)	4,200	4,278
Winchester Econ. Dev. Auth. Series 2015:
5% 1/1/31	2,500	2,824
5% 1/1/34	1,500	1,666
5% 1/1/35	1,500	1,658

TOTAL VIRGINIA		36,764

Washington - 1.9%
Chelan County Pub. Util. District #1 Columbia River-Rock Island Hydro-Elec. Sys. Rev. Series 1997 A, 0% 6/1/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	7,200	7,158
Clark County School District #37, Vancouver Series 2001 C, 0% 12/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,030	1,930
King County Swr. Rev. Series 2009, 5.25% 1/1/42 (Pre-Refunded to 1/1/19 @ 100)	2,035	2,191
Port of Seattle Rev.:
Series 2016 B:
5% 10/1/28 (d)	3,500	4,046
5% 10/1/30 (d)	1,000	1,145
Series 2016:
5% 2/1/26	2,000	2,349
5% 2/1/30	3,650	4,182
Port of Seattle Spl. Facility Rev. Series 2013:
5% 6/1/21 (d)	1,340	1,475
5% 6/1/22 (d)	1,000	1,112
5% 6/1/24 (d)	1,000	1,117
Spokane Pub. Facilities District Hotel/Motel Tax & Sales/Use Tax Rev. Series 2013 B:
5% 12/1/25	5,600	6,402
5% 12/1/27	2,625	2,981
Washington Gen. Oblig. Series R 97A:
0% 7/1/17 (Escrowed to Maturity)	7,045	7,009
0% 7/1/19 (Escrowed to Maturity)	9,100	8,744
Washington Health Care Facilities Auth. Rev.:
(Catholic Health Initiatives Proj.) Series 2008 D, 6.375% 10/1/36	5,000	5,374
(Overlake Hosp. Med. Ctr.) Series 2010, 5.7% 7/1/38	11,300	12,569
(Providence Health Systems Proj.):
Series 2006 D, 5.25% 10/1/33	1,500	1,587
Series 2012 A, 5% 10/1/25	5,130	5,829
(Seattle Children's Hosp. Proj.) Series 2009, 5.625% 10/1/38 (Pre-Refunded to 10/1/19 @ 100)	7,550	8,370
Series 2009, 7% 7/1/39 (Pre-Refunded to 7/1/19 @ 100)	3,000	3,393
Series 2015:
5% 1/1/25	2,000	2,322
5% 1/1/27	1,610	1,856
Washington Higher Ed. Facilities Auth. Rev. (Whitworth Univ. Proj.) Series 2016 A:
5% 10/1/27	2,140	2,340
5% 10/1/28	2,205	2,396
5% 10/1/35	2,270	2,375
5% 10/1/36	2,435	2,540
5% 10/1/40	2,805	2,901

TOTAL WASHINGTON		105,693

West Virginia - 0.4%
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev. Bonds:
(Appalachian Pwr. Co. Amos Proj.) Series 2011 A, 1.7%, tender 9/1/20 (b)(d)	1,750	1,690
1.9%, tender 4/1/19 (b)	9,125	9,087
West Virginia Hosp. Fin. Auth. Hosp. Rev.:
(West Virginia United Health Sys. Proj.) Series 2008 E, 5.625% 6/1/35 (Pre-Refunded to 12/1/18 @ 100)	700	757
(West Virginia Univ. Hospitals, Inc. Proj.) Series 2003 D, 5.5% 6/1/33 (Pre-Refunded to 12/1/18 @ 100)	2,600	2,805
West Virginia Univ. Revs. (West Virginia Univ. Projs.) Series 2014 A, 5% 10/1/44	6,500	7,193

TOTAL WEST VIRGINIA		21,532

Wisconsin - 1.1%
Wisconsin Health & Edl. Facilities:
Series 2014, 4% 5/1/33	3,015	2,835
Series 2016 A:
5% 2/15/28	2,375	2,647
5% 2/15/29	3,080	3,407
5% 2/15/30	3,390	3,717
5% 2/15/42	4,600	4,887
5% 2/15/46	8,200	8,686
Series 2016, 4% 2/15/38	1,205	1,211
Wisconsin Health & Edl. Facilities Auth. Rev.:
(Agnesian HealthCare, Inc. Proj.):
Series 2010:
5.5% 7/1/40	2,375	2,597
5.75% 7/1/30	2,655	2,950
Series 2013 B:
5% 7/1/27	1,205	1,345
5% 7/1/36	5,000	5,414
(Children's Hosp. of Wisconsin Proj.):
Series 2008 A, 5.25% 8/15/22	2,000	2,118
Series 2008 B, 5.375% 8/15/37	8,045	8,680
Series 2012:
4% 10/1/23	2,500	2,734
5% 6/1/27	1,925	2,134
5% 6/1/39	2,775	2,981

TOTAL WISCONSIN		58,343

Wyoming - 0.2%
Campbell County Solid Waste Facilities Rev. (Basin Elec. Pwr. Coop. - Dry Fork Station Facilities Proj.) Series 2009 A, 5.75% 7/15/39	8,600	9,382
TOTAL MUNICIPAL BONDS
(Cost $5,257,744)		5,396,153

Municipal Notes - 0.2%
Kentucky - 0.2%
Kentucky Pub. Trans. BAN Series 2013 A, 5% 7/1/17
(Cost $8,722)	8,600	8,734
	Shares	Value (000s)

Money Market Funds - 0.0%
Fidelity Municipal Cash Central Fund, 0.79% (g)(h)
(Cost $100)	100,000	100
TOTAL INVESTMENT PORTFOLIO - 98.7%
(Cost $5,266,566)		5,404,987
NET OTHER ASSETS (LIABILITIES) - 1.3%		72,213
NET ASSETS - 100%		$5,477,200

Security Type Abbreviations

BAN – BOND ANTICIPATION NOTE

Legend

 (a) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,013,000 or 0.1% of net assets.

 (d) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,912,000 or 0.0% of net assets.

 (g) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (h) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Massachusetts Health & Edl. Facilities Auth. Rev. (Blood Research Institute Proj.) Series A, 6.5% 2/1/22	9/3/92	$1,796

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Municipal Cash Central Fund	$122
Total	$122

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Municipal Securities	$5,404,887	$--	$5,404,887	$--
Money Market Funds	100	100	--	--
Total Investments in Securities:	$5,404,987	$100	$5,404,887	$--

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	29.8%
Health Care	22.5%
Transportation	18.7%
Escrowed/Pre-Refunded	7.2%
Electric Utilities	5.7%
Special Tax	5.3%
Others* (Individually Less Than 5%)	10.8%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)		December 31, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $5,266,466)	$5,404,887
Fidelity Central Funds (cost $100)	100
Total Investments (cost $5,266,566)		$5,404,987
Cash		45,736
Receivable for fund shares sold		3,327
Interest receivable		65,182
Distributions receivable from Fidelity Central Funds		19
Prepaid expenses		11
Other receivables		14
Total assets		5,519,276
Liabilities
Payable for investments purchased on a delayed delivery basis	$24,311
Payable for fund shares redeemed	10,746
Distributions payable	4,835
Accrued management fee	1,653
Other affiliated payables	456
Other payables and accrued expenses	75
Total liabilities		42,076
Net Assets		$5,477,200
Net Assets consist of:
Paid in capital		$5,328,891
Distributions in excess of net investment income		(138)
Accumulated undistributed net realized gain (loss) on investments		10,026
Net unrealized appreciation (depreciation) on investments		138,421
Net Assets, for 426,065 shares outstanding		$5,477,200
Net Asset Value, offering price and redemption price per share ($5,477,200 ÷ 426,065 shares)		$12.86

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended December 31, 2016
Investment Income
Interest		$210,977
Income from Fidelity Central Funds		122
Total income		211,099
Expenses
Management fee	$20,630
Transfer agent fees	4,972
Accounting fees and expenses	689
Custodian fees and expenses	43
Independent trustees' fees and expenses	26
Registration fees	97
Audit	75
Legal	17
Miscellaneous	48
Total expenses before reductions	26,597
Expense reductions	(66)	26,531
Net investment income (loss)		184,568
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	79,050
Total net realized gain (loss)		79,050
Change in net unrealized appreciation (depreciation) on investment securities		(262,087)
Net gain (loss)		(183,037)
Net increase (decrease) in net assets resulting from operations		$1,531

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2016	Year ended December 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$184,568	$195,762
Net realized gain (loss)	79,050	33,561
Change in net unrealized appreciation (depreciation)	(262,087)	(47,495)
Net increase (decrease) in net assets resulting from operations	1,531	181,828
Distributions to shareholders from net investment income	(184,374)	(196,687)
Distributions to shareholders from net realized gain	(64,220)	(28,582)
Total distributions	(248,594)	(225,269)
Share transactions
Proceeds from sales of shares	1,105,644	909,862
Reinvestment of distributions	169,290	151,510
Cost of shares redeemed	(1,320,301)	(993,485)
Net increase (decrease) in net assets resulting from share transactions	(45,367)	67,887
Redemption fees	120	50
Total increase (decrease) in net assets	(292,310)	24,496
Net Assets
Beginning of period	5,769,510	5,745,014
End of period	$5,477,200	$5,769,510
Other Information
Distributions in excess of net investment income end of period	$(138)	$(125)
Shares
Sold	82,590	67,590
Issued in reinvestment of distributions	12,685	11,269
Redeemed	(98,640)	(74,016)
Net increase (decrease)	(3,365)	4,843

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Municipal Income Fund

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$13.44	$13.53	$12.68	$13.57	$13.03
Income from Investment Operations
Net investment income (loss)A	.437	.460	.475	.479	.483
Net realized and unrealized gain (loss)	(.428)	(.021)	.851	(.873)	.537
Total from investment operations	.009	.439	1.326	(.394)	1.020
Distributions from net investment income	(.437)	(.462)	(.476)	(.478)	(.479)
Distributions from net realized gain	(.152)	(.067)	–	(.018)	(.001)
Total distributions	(.589)	(.529)	(.476)	(.496)	(.480)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$12.86	$13.44	$13.53	$12.68	$13.57
Total ReturnC	(.01)%	3.31%	10.59%	(2.94)%	7.92%
Ratios to Average Net AssetsD,E
Expenses before reductions	.46%	.48%	.47%	.46%	.46%
Expenses net of fee waivers, if any	.46%	.48%	.47%	.46%	.46%
Expenses net of all reductions	.46%	.48%	.47%	.46%	.46%
Net investment income (loss)	3.22%	3.42%	3.58%	3.65%	3.60%
Supplemental Data
Net assets, end of period (in millions)	$5,477	$5,770	$5,745	$5,337	$6,792
Portfolio turnover rateF	25%	14%	9%	10%	10%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2016
(Amounts in thousands except percentages)

1. Organization.

Fidelity Municipal Income Fund (the Fund) is a fund of Fidelity Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2016 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, deferred trustees compensation and losses deferred due to futures contracts.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$230,116
Gross unrealized depreciation	(91,762)
Net unrealized appreciation (depreciation) on securities	$138,354
Tax Cost	$5,266,633

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$10,026
Net unrealized appreciation (depreciation) on securities and other investments	$138,354

The tax character of distributions paid was as follows:

	December 31, 2016	December 31, 2015
Tax-exempt Income	$184,374	$196,687
Long-term Capital Gains	64,220	28,582
Total	$ 248,594	$ 225,269

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to .50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2016, the Board of Trustees approved the elimination of these redemption fees effective December 12, 2016.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,419,990 and $1,466,495, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged 0.11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .36% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to an annual rate of .09% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $15 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $43.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $23.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Municipal Trust and Shareholders of Fidelity Municipal Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Municipal Income Fund (a fund of Fidelity Municipal Trust) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Municipal Income Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 14, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 243 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Christine J. Thompson (1958)

Year of Election or Appointment: 2015

Vice President of Fidelity's Bond Funds

Ms. Thompson also serves as Vice President of other funds. Ms. Thompson also serves as Chief Investment Officer of FMR's Bond Group (2010-present) and is an employee of Fidelity Investments (1985-present). Previously, Ms. Thompson served as Vice President of Fidelity's Bond Funds (2010-2012).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period-B July 1, 2016 to December 31, 2016
Actual	.46%	$1,000.00	$952.40	$2.26
Hypothetical-C		$1,000.00	$1,022.82	$2.34

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Municipal Income Fund voted to pay on February 6, 2017, to shareholders of record at the opening of business on February 3, 2017, a distribution of $.025 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2016, $79,083,688 or, if subsequently determined to be different, the net capital gain of such year.

During fiscal year ended 2016, 100% of the fund's income dividends was free from federal income tax, and 6.52% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Municipal Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in May 2016.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below the competitive median for 2015.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces; (x) the approach to considering "fall-out" benefits; and (xi) the impact of money market reform on Fidelity's money market funds, including with respect to costs and profitability. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Fidelity® Ohio Municipal Income Fund Fidelity® Ohio Municipal Money Market Fund Annual Report December 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Fidelity® Ohio Municipal Income Fund
Investment Summary
Investments
Financial Statements
Fidelity® Ohio Municipal Money Market Fund
Investment Summary/Performance
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Fidelity® Ohio Municipal Income Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Fidelity® Ohio Municipal Income Fund	0.19%	3.62%	4.22%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Ohio Municipal Income Fund on December 31, 2006.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond Index performed over the same period.

Period Ending Values
$15,120	Fidelity® Ohio Municipal Income Fund
$15,158	Bloomberg Barclays Municipal Bond Index

Effective August 24, 2016, all Barclays benchmark indices were co-branded as the Bloomberg Barclays Indices for a period of five years.

Fidelity® Ohio Municipal Income Fund

Management's Discussion of Fund Performance

Market Recap:  For the 12 months ending December 31, 2016, tax-exempt bonds eked out only a 0.25% return, according to the Bloomberg Barclays Municipal Bond Index. For much of the period, fairly strong demand and a stable credit environment for state and local governments drove moderate muni returns. But a downward trend began in September and steepened through November – the worst month for the muni market since 2008 – as investors became concerned about U.S. President-elect Donald Trump’s expansionary fiscal policy ambitions, inflation and the potential for tax reform to impair tax-exempt bond valuations. Further, some theorized that changes to or repeal of the Affordable Care Act by the incoming administration and a Republican-controlled Congress may affect the prices of muni bonds issued by hospitals. Muni bonds also were hurt by market anticipation of a quarter-point increase in policy interest rates, which happened in December. At year-end, concerns about unfunded pension liabilities generally are compartmentalized to certain issuers. Looking ahead, we think the U.S. Federal Reserve is likely to raise policy interest rates further in 2017, perhaps in multiple stages.

Comments from Co-Portfolio Manager Cormac Cullen:  For the year, the fund rose 0.19%, modestly lagging, net of fees, the 0.51% return of the Bloomberg Barclays Ohio 4+ Year Enhanced Municipal Bond Index. The portfolio managers continued to focus on long-term objectives by seeking to generate attractive tax-exempt income and competitive risk-adjusted returns over time. The manner in which the fund’s investments were spread across bonds with various maturities – known as yield curve positioning – was the main drag on our relative result. The fund was bulleted, meaning it was more heavily concentrated in bonds in the intermediate-maturity range, reflecting what we viewed as the attractive valuations of these securities. However, bonds in this range underperformed most relative to shorter- and longer-term alternatives. In contrast, relative performance was helped by our overweighting in lower-rated investment-grade bonds, particularly those in the health care sector. These securities – rated A and BBB – attracted heavy demand from yield-seeking investors throughout much of the year. Coupled with the comparatively high level of income they generated, they outperformed high-quality securities, in which the fund had an underweighting for the period overall.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On May 2, 2016, Cormac Cullen, Kevin Ramundo and Mark Sommer became Co-Managers of the fund, succeeding Portfolio Manager Jamie Pagliocco.

Fidelity® Ohio Municipal Income Fund

Investment Summary (Unaudited)

Top Five Sectors as of December 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	29.8	32.2
Health Care	26.6	21.3
Education	21.7	21.0
Water & Sewer	7.6	5.5
Electric Utilities	4.7	5.4

Quality Diversification (% of fund's net assets)

As of December 31, 2016
AAA	9.4%
AA,A	85.1%
BBB	4.1%
BB and Below	0.3%
Not Rated	1.2%
Short-Term Investments and Net Other Assets*	(0.1)%

 * Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

As of June 30, 2016
AAA	8.0%
AA,A	89.0%
BBB	2.3%
BB and Below	0.8%
Not Rated	0.1%
Short-Term Investments and Net Other Assets*	(0.2)%

 * Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Fidelity® Ohio Municipal Income Fund

Investments December 31, 2016

Showing Percentage of Net Assets

Municipal Bonds - 100.1%
	Principal Amount	Value
Guam - 1.6%
Guam Gov't. Ltd. Oblig. Rev. Series 2016 A:
5% 12/1/21	$2,000,000	$2,196,280
5% 12/1/28	2,500,000	2,748,075
5% 12/1/32	2,500,000	2,698,600
Guam Int'l. Arpt. Auth. Rev. Series 2013 C:
5% 10/1/18 (a)	950,000	993,624
6.25% 10/1/34 (a)	900,000	1,025,640
Guam Pwr. Auth. Rev. Series 2012 A, 5% 10/1/23 (FSA Insured)	1,000,000	1,125,780

TOTAL GUAM		10,787,999

Ohio - 98.5%
Akron Bath Copley Hosp. District Rev.:
(Children's Hosp. Med. Ctr. Proj.):
Series 2012 5% 11/15/22	1,000,000	1,133,800
Series 2012, 5% 11/15/23	3,245,000	3,658,251
Series 2016:
5% 11/15/22	1,000,000	1,105,030
5.25% 11/15/34	1,500,000	1,628,550
5.25% 11/15/41	5,295,000	5,673,540
Allen County Hosp. Facilities Rev. (Catholic Healthcare Partners Proj.) Series 2010 B, 5.25% 9/1/27	5,000,000	5,560,600
American Muni. Pwr., Inc. Rev.:
(AMP Freemont Energy Ctr. Proj.):
Series 2012 B, 5.25% 2/15/26	6,875,000	7,759,056
Series 2012, 5.25% 2/15/28	8,040,000	9,036,960
(Prairie State Energy Campus Proj.) Series 2015:
5% 2/15/28	3,995,000	4,503,124
5% 2/15/42	3,000,000	3,249,570
5% 2/15/38	240,000	247,788
Beavercreek City School District Series 2015:
5% 12/1/28	1,500,000	1,752,225
5% 12/1/29	1,500,000	1,745,250
Bowling Green Univ. Gen. Receipts Series 2016 A:
5% 6/1/42	1,000,000	1,113,080
5% 6/1/44	6,080,000	6,757,677
Buckeye Tobacco Settlement Fing. Auth. Series 2007 A1, 5% 6/1/17	3,240,000	3,289,896
Butler County Hosp. Facilities Rev.:
(Kettering Health Network Obligated Group Proj.) Series 2011, 6.375% 4/1/36	5,030,000	5,745,920
(UC Health Proj.) Series 2010, 5.5% 11/1/40 (Pre-Refunded to 11/1/40 @ 100)	3,050,000	3,388,520
Series 2016 X:
5% 5/15/31	3,225,000	3,807,338
5% 5/15/32	3,950,000	4,669,927
Series 2016, 5% 11/15/45	4,500,000	4,863,510
Cincinnati City School District Ctfs. of Prtn. (Cincinnati City School District School Impt. Proj.) 5% 12/15/26	4,000,000	4,607,480
Cincinnati Gen. Oblig. Series 2015, 5.25% 12/1/29	4,285,000	5,169,638
Cincinnati Wtr. Sys. Rev.:
Series 2015 A:
5% 12/1/40	3,260,000	3,719,627
5% 12/1/45	1,665,000	1,892,839
Series A, 5% 12/1/36	1,700,000	1,915,101
Cleveland Gen. Oblig.:
Series 2005, 5.5% 10/1/20 (AMBAC Insured)	7,350,000	8,303,222
Series 2012, 5% 12/1/25	2,350,000	2,688,682
Series 2015:
5% 12/1/26	1,500,000	1,759,770
5% 12/1/27	2,000,000	2,339,480
5% 12/1/29	1,250,000	1,450,438
Series C:
5.25% 11/15/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,100,000	1,235,663
5.25% 11/15/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,145,000	1,306,834
5.25% 11/15/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,210,000	1,406,081
5.25% 11/15/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,885,000	2,221,623
Cleveland Heights & Univ. Heights County School District Series 2014, 4.5% 12/1/47	3,000,000	3,151,380
Cleveland Muni. School District:
Series 2013, 5% 12/1/24	1,255,000	1,446,337
Series 2015 A:
5% 12/1/24	3,725,000	4,308,745
5% 12/1/27	1,750,000	2,007,425
Cleveland Ohio Wtr. Poll. Ctl. Rev. Series 2016:
5% 11/15/34	1,190,000	1,352,126
5% 11/15/35	1,245,000	1,408,456
5% 11/15/36	450,000	507,974
5% 11/15/45	2,000,000	2,236,480
Cleveland Parking Facilities Rev. 5.25% 9/15/17 (FSA Insured)	3,040,000	3,126,762
Cleveland Pub. Pwr. Sys. Rev. Series 2016 A, 5% 11/15/22 (FSA Insured)	3,970,000	4,477,842
Cleveland State Univ. Gen. Receipts Series 2012:
5% 6/1/24	1,920,000	2,166,758
5% 6/1/25	2,500,000	2,820,050
5% 6/1/26	3,075,000	3,467,124
Cleveland Wtr. Rev.:
Series 2012 X, 5% 1/1/42	5,465,000	5,986,525
Series 2015 Y:
4% 1/1/28	650,000	691,548
4% 1/1/29	1,040,000	1,099,072
4% 1/1/30	1,000,000	1,052,950
Cleveland-Cuyahoga County Port Auth. Dev. Lease Rev. (Administrative Headquarters Proj.) Series 2013, 5% 7/1/37	3,000,000	3,566,790
Columbus City School District:
5% 12/1/30	5,000,000	5,890,350
5% 12/1/31	5,000,000	5,840,850
Columbus Gen. Oblig.:
Series 2012 A, 4% 2/15/27	10,000,000	10,824,100
Series 2014 A, 4% 2/15/28	5,000,000	5,455,100
Columbus Metropolitan Library Facility Series 2012 1:
5% 12/1/23	530,000	593,892
5% 12/1/23 (Pre-Refunded to 12/1/20 @ 100)	470,000	526,847
Cuyahoga County Gen. Oblig. Series 2012 A:
4% 12/1/27	1,575,000	1,676,871
5% 12/1/25	765,000	856,609
Dayton Gen. Oblig.:
4% 12/1/22	750,000	810,180
4% 12/1/25	1,540,000	1,649,140
Dublin Gen. Oblig.:
4% 12/1/27	500,000	549,475
4% 12/1/28	395,000	432,126
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013, 5.25% 6/15/43	5,000,000	5,261,900
Fairview Park Gen. Oblig. Series 2012:
4% 12/1/22	1,225,000	1,345,761
4% 12/1/23	1,395,000	1,536,579
4% 12/1/24	1,490,000	1,633,413
Forest Hills Local School District Series 2015, 5% 12/1/46	5,000,000	5,594,450
Franklin County Convention Facilities Auth. Tax & Lease Rev. Series 2014:
5% 12/1/25	1,250,000	1,468,963
5% 12/1/26	3,045,000	3,566,487
5% 12/1/32	5,920,000	6,761,054
Franklin County Hosp. Facilities Rev.:
(Nationwide Children's Hosp. Proj.) Series 2009, 5.25% 11/1/40 (Pre-Refunded to 11/1/19 @ 100)	5,000,000	5,511,750
Series 2016 C:
4% 11/1/40	3,000,000	3,012,480
5% 11/1/33	2,610,000	2,975,739
5% 11/1/34	2,155,000	2,444,912
Granville Exempted Village School District:
5% 12/1/26	1,720,000	2,032,748
5% 12/1/27	1,165,000	1,369,772
5% 12/1/30	1,130,000	1,310,235
5% 12/1/31	600,000	692,652
Greater Cleveland Reg'l. Transit Auth. Series 2012:
5% 12/1/23	660,000	752,730
5% 12/1/23 (Pre-Refunded to 12/1/21 @ 100)	340,000	388,283
5% 12/1/24	1,185,000	1,350,900
5% 12/1/24 (Pre-Refunded to 12/1/21 @ 100)	615,000	702,336
5% 12/1/25 (Pre-Refunded to 12/1/21 @ 100)	1,170,000	1,342,049
Hamilton City School District Series 2015:
3.5% 12/1/31	1,500,000	1,503,060
5% 12/1/26	1,500,000	1,744,080
5% 12/1/28	1,550,000	1,790,281
Hamilton County Convention Facilities Auth. Rev. Series 2014:
5% 12/1/26	1,000,000	1,129,870
5% 12/1/27	3,825,000	4,303,928
Hamilton County HealthCare Facilities Rev. (The Christ Hosp. Proj.) Series 2012:
5.25% 6/1/24	3,000,000	3,413,010
5.25% 6/1/27	3,000,000	3,395,190
Hamilton County Healthcare Rev. (Life Enriching Cmntys. Proj.) Series 2016:
5% 1/1/31	1,350,000	1,390,392
5% 1/1/36	2,800,000	2,830,296
Hamilton County Hosp. Facilities Rev. (Children's Hosp. Med. Ctr. Proj.) Series 2014 S, 5% 5/15/26	5,000,000	5,810,000
Hamilton County Student Hsg. Rev. (Stratford Heights Proj.) Series 2010, 5% 6/1/30 (FSA Insured)	2,500,000	2,710,425
Hancock County Hosp. Facilities Rev. (Blanchard Valley Reg'l. Health Ctr. Proj.) Series 2011 A:
5% 12/1/21	1,500,000	1,665,405
6.25% 12/1/34	4,100,000	4,709,793
Kent State Univ. Revs.:
Series 2009 B:
5% 5/1/26	335,000	358,869
5% 5/1/28	415,000	443,689
5% 5/1/29	85,000	90,816
5% 5/1/30	95,000	101,432
Series 2012 A:
5% 5/1/24	1,385,000	1,565,341
5% 5/1/25	1,500,000	1,688,925
5% 5/1/26	1,600,000	1,795,584
Series 2016:
5% 5/1/29	2,000,000	2,349,780
5% 5/1/30	1,000,000	1,169,530
Kettering City School District Series 2017:
5% 12/1/17 (b)	2,100,000	2,153,193
5% 12/1/19 (b)	1,450,000	1,563,492
5% 12/1/21 (b)	1,775,000	1,979,427
5% 12/1/23 (b)	1,255,000	1,434,063
5% 12/1/25 (b)	1,080,000	1,254,733
Lake County Hosp. Facilities Rev.:
(Lake Hosp. Sys., Inc. Proj.) Series 2008 C, 5% 8/15/17	1,000,000	1,023,490
Series 2015:
5% 8/15/27	770,000	876,060
5% 8/15/45	7,000,000	7,617,050
Lakewood City School District Series 2014 C:
5% 12/1/25	1,300,000	1,527,721
5% 12/1/27	3,215,000	3,735,669
Lancaster Ohio City School District Series 2012:
5% 10/1/37	2,000,000	2,222,720
5% 10/1/49	3,000,000	3,254,700
Lucas County Hosp. Rev.:
(ProMedica Healthcare Oblig. Group Proj.):
Series 2008 D, 5% 11/15/38	1,090,000	1,141,252
Series 2011 A, 6.5% 11/15/37	2,800,000	3,298,316
Series 2011 D:
5% 11/15/22	1,000,000	1,131,840
5% 11/15/25	5,000,000	5,629,650
Lucas-Plaza Hsg. Dev. Corp. Mtg. Rev. (The Plaza Section 8 Assisted Proj.) Series 1991 A, 0% 6/1/24 (Escrowed to Maturity)	9,000,000	7,492,950
Miami Univ. Series 2012, 4% 9/1/28	2,195,000	2,356,793
Miamisburg City School District Series 2016:
4% 12/1/32	510,000	532,532
5% 12/1/28	500,000	581,450
5% 12/1/29	300,000	347,340
Middleburg Heights Hosp. Rev.:
Series 2011, 5.25% 8/1/41	3,000,000	3,208,200
Series 2012 A, 5% 8/1/47	10,725,000	11,387,689
Milford Exempt Village School District Series 2015:
3.5% 12/1/31	500,000	503,980
5% 12/1/28	1,400,000	1,638,364
Montgomery County Rev. (Catholic Health Initiatives Proj.) Series 2008 D, 6.25% 10/1/33	2,500,000	2,684,175
Muskingum County Hosp. Facilities (Genesis Healthcare Sys. Obligated Group Proj.) Series 2013, 5% 2/15/48	2,000,000	2,042,840
North Olmsted City School District Series 2015 A:
5% 12/1/26	665,000	773,029
5% 12/1/27	220,000	255,435
5% 12/1/28	365,000	423,542
5% 12/1/29	500,000	579,160
5% 12/1/30	750,000	866,168
Northeast Ohio Reg'l. Swr. District Wastewtr. Rev. Series 2014, 5% 11/15/44	8,815,000	9,825,463
Northmont City School District Series 2012 A, 5% 11/1/49	5,000,000	5,396,700
Northwest Local School District Series 2015, 5% 12/1/45	2,980,000	3,335,365
Ohio Bldg. Auth. (Adult Correctional Bldg. Fund Proj.) Series 2010 A, 5% 10/1/24	6,030,000	6,689,863
Ohio Gen. Oblig.:
Series 2011, 5.25% 9/1/23 (Pre-Refunded to 9/1/20 @ 100)	2,000,000	2,251,320
Series 2012 A:
5% 2/1/26	1,000,000	1,130,440
5% 2/1/27	5,000,000	5,640,550
Series 2014 C, 4% 3/1/25	7,650,000	8,360,073
Series 2015 C, 5% 11/1/28	5,955,000	7,003,497
Series Q, 5% 4/1/25	1,845,000	2,098,485
5.375% 9/1/23 (Pre-Refunded to 3/1/18 @ 100)	370,000	388,063
Ohio Higher Edl. Facility Commission Rev.:
(Case Western Reserve Univ. Proj.):
Series 1990 B, 6.5% 10/1/20	1,610,000	1,769,986
Series 2016:
5% 12/1/23	1,895,000	2,208,092
5% 12/1/40	2,000,000	2,236,800
(Cleveland Clinic Foundation Proj.) Series 2008 A:
5.25% 1/1/33	1,635,000	1,695,609
5.5% 1/1/43	3,500,000	3,634,435
(Denison Univ. 2015 Proj.):
5% 11/1/28	1,465,000	1,706,286
5% 11/1/29	1,250,000	1,448,825
5% 11/1/30	2,285,000	2,637,461
(Kenyon College 2010 Proj.) Series 2010:
5.25% 7/1/44	875,000	955,526
5.25% 7/1/44 (Pre-Refunded to 7/1/20 @ 100)	1,875,000	2,098,875
(Kenyon College 2015 Proj.) 5% 7/1/41	5,000,000	5,431,850
(Kenyon College 2016 Proj.) Series 2016, 5% 7/1/42	4,000,000	4,416,280
(Univ. Hosp. Health Sys. Proj.) Series 2010 A, 5.25% 1/15/23	2,500,000	2,724,450
(Univ. of Dayton Proj.):
Series 2009, 5.5% 12/1/36	5,000,000	5,345,900
Series 2013:
5% 12/1/23	540,000	617,188
5% 12/1/24	585,000	665,508
5% 12/1/25	1,000,000	1,136,440
5% 12/1/26	1,195,000	1,357,353
5% 12/1/27	2,300,000	2,605,716
(Xavier Univ. Proj.) Series 2015 C:
5% 5/1/26	1,000,000	1,129,780
5% 5/1/28	1,000,000	1,118,930
5% 5/1/29	855,000	952,744
5% 5/1/31	1,005,000	1,110,686
Ohio Hosp. Facilities Rev.:
(Cleveland Clinic Proj.) Series 2009 A, 5.5% 1/1/39	7,000,000	7,499,520
Series 2011 A, 5% 1/1/32	3,500,000	3,839,990
Ohio Hosp. Rev.:
Series 2013 A, 5% 1/15/27	5,000,000	5,620,950
5% 1/15/41	5,000,000	5,395,350
5% 1/15/46	5,000,000	5,375,700
Ohio State Univ. Gen. Receipts:
Series 2010 D, 5% 12/1/31	1,365,000	1,696,736
Series 2012 A, 5% 6/1/24	1,690,000	2,005,371
Series 2013 A:
5% 6/1/28	2,000,000	2,322,460
5% 6/1/38	3,500,000	3,942,015
Ohio Tpk. Commission Tpk. Rev.:
(Infastructure Proj.) Series 2005 A, 0% 2/15/43	10,000,000	3,456,600
Series 2010 A, 5% 2/15/31	5,475,000	5,952,365
Ohio Univ. Gen. Receipts Athens:
Series 2013:
5% 12/1/23	1,000,000	1,150,070
5% 12/1/24	5,075,000	5,830,515
Series A, 5% 12/1/33 (FSA Insured)	1,190,000	1,242,086
Ohio Wtr. Dev. Auth. Rev.:
(Fresh Wtr. Impt. Proj.) Series 2009 B, 5% 12/1/24	1,025,000	1,219,350
Series 2016:
5% 12/1/35	5,500,000	6,395,455
5% 12/1/36	5,000,000	5,800,200
5% 12/1/37	3,500,000	4,050,410
Olentangy Local School District:
5% 12/1/30	1,500,000	1,771,440
5% 12/1/32	1,275,000	1,492,515
Princeton City School District Series 2014:
0% 12/1/40	4,000,000	1,544,680
0% 12/1/41	4,000,000	1,477,200
5% 12/1/39	2,750,000	3,132,388
Reynoldsburg City School District:
(School Facilities Construction & Impt. Proj.) 0% 12/1/17	1,250,000	1,233,638
4% 12/1/30	4,625,000	4,885,203
Ross County Hosp. Facilities Rev. (Adena Health Sys. Proj.) Series 2008, 5.75% 12/1/35	2,600,000	2,778,308
Scioto County Hosp. Facilities Rev. Series 2016:
5% 2/15/28	5,030,000	5,796,321
5% 2/15/30	2,145,000	2,437,085
5% 2/15/32	1,625,000	1,829,896
5% 2/15/33	1,460,000	1,636,791
5% 2/15/34	1,000,000	1,116,120
South-Western City School District Franklin & Pickway County Series 2012 B, 5% 12/1/36	2,000,000	2,212,900
Springboro Cmnty. City School District 5.25% 12/1/20 (FSA Insured)	2,780,000	3,113,322
St. Marys City School District 5% 12/1/35 (Pre-Refunded to 6/1/18 @ 100)	495,000	521,631
Toledo Gen. Oblig. Series 2012 A, 5% 12/1/20	1,635,000	1,801,525
Univ. of Akron Gen. Receipts Series 2016 A:
5% 1/1/23	460,000	527,450
5% 1/1/24	955,000	1,103,254
5% 1/1/25	1,025,000	1,187,012
5% 1/1/33	7,430,000	8,355,184
5% 1/1/37	6,000,000	6,654,840
Univ. of Cincinnati Gen. Receipts:
Series 2010 F, 5% 6/1/32	2,000,000	2,206,080
Series 2012 A:
5% 6/1/22	2,000,000	2,298,200
5% 6/1/23	2,000,000	2,287,180
Series 2012 C:
4% 6/1/28	2,000,000	2,153,460
5% 6/1/24	1,230,000	1,420,466
Series 2013 A:
5% 6/1/33	4,085,000	4,585,617
5% 6/1/34	5,130,000	5,739,598
Series 2016 A:
5% 6/1/32	745,000	864,312
5% 6/1/33	800,000	923,872
5% 6/1/34	585,000	672,487
Series 2016 C:
5% 6/1/41	2,585,000	2,917,715
5% 6/1/46	5,500,000	6,184,310
Willoughby-Eastlake City School District Series 2016, 5% 12/1/46	4,000,000	4,471,800
Wood County Hosp. Facilities Rev. (Hosp. Proj.) Series 2012, 5% 12/1/27	3,500,000	3,791,410
Wright State Univ. Gen. Receipts Series 2011 A, 5% 5/1/23	2,665,000	2,958,203

TOTAL OHIO		647,220,981

TOTAL MUNICIPAL BONDS
(Cost $645,465,221)		658,008,980
TOTAL INVESTMENT PORTFOLIO - 100.1%
(Cost $645,465,221)		658,008,980
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(904,308)
NET ASSETS - 100%		$657,104,672

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	29.8%
Health Care	26.6%
Education	21.7%
Water & Sewer	7.6%
Others* (Individually Less Than 5%)	14.3%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Fidelity® Ohio Municipal Income Fund

Financial Statements

Statement of Assets and Liabilities

		December 31, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $645,465,221)		$658,008,980
Cash		3,156,723
Receivable for fund shares sold		1,393,829
Interest receivable		5,912,307
Prepaid expenses		1,318
Other receivables		1,884
Total assets		668,475,041
Liabilities
Payable for investments purchased on a delayed delivery basis	$8,659,019
Payable for fund shares redeemed	1,767,894
Distributions payable	636,284
Accrued management fee	198,370
Other affiliated payables	61,771
Other payables and accrued expenses	47,031
Total liabilities		11,370,369
Net Assets		$657,104,672
Net Assets consist of:
Paid in capital		$643,215,385
Undistributed net investment income		87,532
Accumulated undistributed net realized gain (loss) on investments		1,257,996
Net unrealized appreciation (depreciation) on investments		12,543,759
Net Assets, for 55,154,575 shares outstanding		$657,104,672
Net Asset Value, offering price and redemption price per share ($657,104,672 ÷ 55,154,575 shares)		$11.91

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2016
Investment Income
Interest		$22,048,742
Expenses
Management fee	$2,480,120
Transfer agent fees	575,835
Accounting fees and expenses	158,894
Custodian fees and expenses	5,286
Independent trustees' fees and expenses	3,083
Registration fees	27,053
Audit	57,146
Legal	4,567
Miscellaneous	3,232
Total expenses before reductions	3,315,216
Expense reductions	(7,857)	3,307,359
Net investment income (loss)		18,741,383
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		5,155,783
Total net realized gain (loss)		5,155,783
Change in net unrealized appreciation (depreciation) on investment securities		(23,822,930)
Net gain (loss)		(18,667,147)
Net increase (decrease) in net assets resulting from operations		$74,236

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2016	Year ended December 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$18,741,383	$18,071,800
Net realized gain (loss)	5,155,783	6,373,031
Change in net unrealized appreciation (depreciation)	(23,822,930)	555,975
Net increase (decrease) in net assets resulting from operations	74,236	25,000,806
Distributions to shareholders from net investment income	(18,738,970)	(18,067,795)
Distributions to shareholders from net realized gain	(4,034,669)	(5,977,113)
Total distributions	(22,773,639)	(24,044,908)
Share transactions
Proceeds from sales of shares	149,144,309	88,241,729
Reinvestment of distributions	13,900,966	14,230,292
Cost of shares redeemed	(119,510,180)	(65,862,421)
Net increase (decrease) in net assets resulting from share transactions	43,535,095	36,609,600
Redemption fees	8,229	1,406
Total increase (decrease) in net assets	20,843,921	37,566,904
Net Assets
Beginning of period	636,260,751	598,693,847
End of period	$657,104,672	$636,260,751
Other Information
Undistributed net investment income end of period	$87,532	$102,705
Shares
Sold	12,005,716	7,188,823
Issued in reinvestment of distributions	1,127,125	1,158,778
Redeemed	(9,765,492)	(5,384,173)
Net increase (decrease)	3,367,349	2,963,428

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Ohio Municipal Income Fund

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$12.29	$12.26	$11.48	$12.39	$12.01
Income from Investment Operations
Net investment income (loss)A	.339	.363	.384	.392	.421
Net realized and unrealized gain (loss)	(.308)	.147	.780	(.779)	.426
Total from investment operations	.031	.510	1.164	(.387)	.847
Distributions from net investment income	(.339)	(.363)	(.384)	(.392)	(.420)
Distributions from net realized gain	(.072)	(.117)	–	(.131)	(.047)
Total distributions	(.411)	(.480)	(.384)	(.523)	(.467)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$11.91	$12.29	$12.26	$11.48	$12.39
Total ReturnC	.19%	4.24%	10.26%	(3.16)%	7.14%
Ratios to Average Net AssetsD
Expenses before reductions	.48%	.48%	.48%	.48%	.49%
Expenses net of fee waivers, if any	.48%	.48%	.48%	.48%	.49%
Expenses net of all reductions	.48%	.48%	.48%	.48%	.49%
Net investment income (loss)	2.72%	2.97%	3.20%	3.28%	3.42%
Supplemental Data
Net assets, end of period (000 omitted)	$657,105	$636,261	$598,694	$535,347	$647,324
Portfolio turnover rate	17%	17%	7%	17%	14%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Ohio Municipal Money Market Fund

Investment Summary/Performance (Unaudited)

Effective Maturity Diversification

Days	% of fund's investments 12/31/16	% of fund's investments 6/30/16	% of fund's investments 12/31/15
1 - 7	68.3	68.1	70.9
8 - 30	5.2	6.5	2.2
31 - 60	2.9	3.0	5.5
61 - 90	4.9	7.6	3.5
91 - 180	10.9	4.1	7.2
> 180	7.8	10.7	10.7

Effective maturity is determined in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940.

Asset Allocation (% of fund's net assets)

As of December 31, 2016
Variable Rate Demand Notes (VRDNs)	52.3%
Tender Option Bond	9.0%
Other Municipal Security	32.1%
Investment Companies	5.3%
Net Other Assets (Liabilities)	1.3%

As of June 30, 2016
Variable Rate Demand Notes (VRDNs)	53.9%
Tender Option Bond	5.0%
Other Municipal Security	35.6%
Investment Companies	7.4%
Net Other Assets (Liabilities)*	(1.9)%

 * Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

Current And Historical 7-Day Yields

	12/31/16	9/30/16	6/30/16	3/31/16	12/31/15
Fidelity® Ohio Municipal Money Market Fund	0.29%	0.30%	0.01%	0.01%	0.01%

Yield refers to the income paid by the Fund over a given period. Yields for money market funds are usually for seven-day periods, as they are here, though they are expressed as annual percentage rates. Past performance is no guarantee of future results. Yield will vary and it's possible to lose money investing in the Fund.

Fidelity® Ohio Municipal Money Market Fund

Investments December 31, 2016

Showing Percentage of Net Assets

Variable Rate Demand Note - 52.3%
	Principal Amount	Value
Alabama - 0.1%
Decatur Indl. Dev. Board Exempt Facilities Rev. (Nucor Steel Decatur LLC Proj.) Series 2003 A, 1% 1/6/17, VRDN (a)(b)	$700,000	$700,000
Arkansas - 0.9%
Blytheville Indl. Dev. Rev. (Nucor Corp. Proj.):
Series 1998, 1% 1/6/17, VRDN (a)(b)	400,000	400,000
Series 2002, 1% 1/6/17, VRDN (a)(b)	2,600,000	2,600,000
Osceola Solid Waste Disp. Rev. (Plum Point Energy Associates, LLC Proj.) Series 2006, 0.93% 1/6/17, LOC Royal Bank of Scotland PLC, VRDN (a)(b)	2,100,000	2,100,000
		5,100,000
Delaware - 0.1%
Delaware Econ. Dev. Auth. Rev. (Delmarva Pwr. & Lt. Co. Proj.):
Series 1988, 0.96% 1/3/17, VRDN (a)(b)	300,000	300,000
Series 1993 C, 0.95% 1/6/17, VRDN (b)	200,000	200,000
Series 1994, 0.96% 1/3/17, VRDN (a)(b)	200,000	200,000
		700,000
Georgia - 0.0%
Monroe County Dev. Auth. Poll. Cont. Rev. (Georgia Pwr. Co. Plant Scherer Proj.) First Series 2009, 0.8% 1/6/17, VRDN (b)	200,000	200,000
Indiana - 0.1%
Indiana Dev. Fin. Auth. Envir. Rev. (PSI Energy Proj.) Series 2003 B, 0.9% 1/6/17, VRDN (a)(b)	600,000	600,000
Kentucky - 0.3%
Trimble County Poll. Cont. Rev. (Louisville Gas and Elec. Co. Proj.) Series 2016 A, 0.83% 1/6/17, VRDN (a)(b)	1,500,000	1,500,000
Louisiana - 0.1%
Saint James Parish Gen. Oblig. (Nucor Steel Louisiana LLC Proj.) Series 2010 A1, 0.95% 1/6/17, VRDN (b)	400,000	400,000
Nebraska - 0.1%
Stanton County Indl. Dev. Rev. (Nucor Corp. Proj.) Series 1996, 1% 1/6/17, VRDN (a)(b)	700,000	700,000
Nevada - 0.0%
Washoe County Gas Facilities Rev. Series 2016 E, 0.79% 1/6/17, VRDN (a)(b)	200,000	200,000
Ohio - 49.4%
Allen County Hosp. Facilities Rev.:
(Catholic Healthcare Partners Proj.) Series 2010 C, 0.79% 1/3/17, LOC MUFG Union Bank NA, VRDN (b)	1,500,000	1,500,000
Series 2012 B, 0.73% 1/6/17, VRDN (b)	59,000,000	59,000,000
Athens County Port Auth. Hsg. 0.75% 1/6/17, LOC Barclays Bank PLC, VRDN (b)	16,375,000	16,375,000
Cleveland Arpt. Sys. Rev.:
Series 2008 D, 0.72% 1/6/17, LOC U.S. Bank NA, Cincinnati, VRDN (b)	4,500,000	4,500,000
Series 2009 D, 0.72% 1/6/17, LOC U.S. Bank NA, Cincinnati, VRDN (b)	25,000,000	25,000,000
Cuyahoga County Health Care Facilities Rev. (The A.M. McGregor Home Proj.) Series 2014, 0.8% 1/6/17, LOC Northern Trust Co., VRDN (b)	16,045,000	16,045,000
Cuyahoga County Hosp. Facilities Rev. (Sisters of Charity of Saint Augustine Health Sys. Proj.) Series 2000, 0.77% 1/6/17, LOC PNC Bank NA, VRDN (b)	2,710,000	2,710,000
Franklin County Health Care Facilities Rev. (Presbyterian Retirement Svcs. Proj.) Series 2005 B, 0.77% 1/6/17, LOC Comerica Bank, VRDN (b)	4,800,000	4,800,000
Franklin County Hosp. Facilities Rev. Series 2009 B, 0.73% 1/6/17 (Liquidity Facility Barclays Bank PLC), VRDN (b)	6,000,000	6,000,000
Greene County Hosp. Facilities Rev. Series A, 0.79% 1/6/17, LOC JPMorgan Chase Bank, VRDN (b)	6,235,000	6,235,000
Hamilton County HealthCare Facilities Rev. (The Children's Home of Cincinnati Proj.) Series 2009, 0.73% 1/6/17, LOC U.S. Bank NA, Cincinnati, VRDN (b)	2,865,000	2,865,000
Hamilton County Hosp. Facilities Rev. (Elizabeth Gamble Deaconess Home Assoc. Proj.) Series 2002 B, 0.77% 1/6/17, LOC PNC Bank NA, VRDN (b)	15,800,000	15,800,000
Hamilton County Student Hsg. Rev. (Block 3 Proj.) Series 2004, 0.83% 1/6/17, LOC Bank of New York, New York, LOC Citizens Bank of Pennsylvania, VRDN (b)	11,355,000	11,355,000
Lake County Indl. Dev. Rev. (Norshar Co. Proj.) 0.92% 1/6/17, LOC JPMorgan Chase Bank, VRDN (a)(b)	1,295,000	1,295,000
Lorain County Port Auth. Edl. Facilities Rev. (St. Ignatius High School Proj.) 0.79% 1/6/17, LOC U.S. Bank NA, Cincinnati, VRDN (b)	2,330,000	2,330,000
Middletown Hosp. Facilities Rev. Series 2008 A, 0.75% 1/6/17, LOC PNC Bank NA, VRDN (b)	24,785,000	24,785,000
Montgomery County Hosp. Rev. Series 2016 C, 0.74% 1/3/17, LOC Barclays Bank PLC, VRDN (b)	1,400,000	1,400,000
Ohio Air Quality Dev. Auth. Rev. (Ohio Valley Elec. Corp. Proj.) Series 2009 D, 0.71% 1/6/17, LOC Bank of Tokyo-Mitsubishi UFJ Ltd., VRDN (b)(c)	17,400,000	17,400,000
Ohio Gen. Oblig.:
(Infrastructure Impt. Proj.) Series 2003 D, 0.72% 1/6/17, VRDN (b)	10,000,000	10,000,000
0.72% 1/6/17, VRDN (b)	5,000,000	5,000,000
Ohio Hsg. Fin. Agcy. Mtg. Rev. Series 2004 D, 0.76% 1/6/17 (Liquidity Facility Fed. Home Ln. Bank, Cincinnati), VRDN (a)(b)	4,750,000	4,750,000
Ohio Hsg. Fin. Agcy. Multi-family Hsg. Rev.:
(Pedcor Invts. Willow Lake Apts. Proj.) Series B, 0.9% 1/6/17, LOC Fed. Home Ln. Bank, Indianapolis, VRDN (a)(b)	245,000	245,000
(Wingate at Belle Meadows Proj.) 0.73% 1/6/17, LOC Fed. Home Ln. Bank, Cincinnati, VRDN (a)(b)	8,480,000	8,480,000
Ohio Hsg. Fin. Agcy. Residential Mtg. Rev.:
Series 2016 G, 0.74% 1/6/17 (Liquidity Facility Fed. Home Ln. Bank, Cincinnati), VRDN (a)(b)	13,700,000	13,700,000
Series 2016 H, 0.74% 1/6/17 (Liquidity Facility Fed. Home Ln. Bank, Cincinnati), VRDN (a)(b)	11,200,000	11,200,000
Ohio Wtr. Dev. Auth. (Waste Mgmt., Inc. Proj.) Series B, 0.78% 1/6/17, LOC Bank of America NA, VRDN (a)(b)	12,100,000	12,100,000
Village of Indian Hill Econ. Dev. Rev. (Cincinnati Country Day School Proj.) Series 1999, 0.82% 1/6/17, LOC PNC Bank NA, VRDN (b)	4,345,000	4,345,000
		289,215,000
Texas - 0.7%
Port Arthur Navigation District Envir. Facilities Rev. (Motiva Enterprises LLC Proj.):
Series 2004, 0.92% 1/6/17, VRDN (a)(b)	2,700,000	2,700,000
Series 2009 B, 0.85% 1/3/17, VRDN (b)	400,000	400,000
Series 2010 D, 0.85% 1/3/17, VRDN (b)	1,000,000	1,000,000
Port Port Arthur Navigation District Jefferson County Rev. Series 2000 B, 0.84% 1/6/17 (Total SA Guaranteed), VRDN (a)(b)	200,000	200,000
		4,300,000
West Virginia - 0.3%
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev.:
(Appalachian Pwr. Co. - Amos Proj.) Series 2008 B, 1% 1/6/17, VRDN (a)(b)	900,000	900,000
(Appalachian Pwr. Co.- Mountaineer Proj.) Series 2008 A, 1% 1/6/17, VRDN (a)(b)	600,000	600,000
		1,500,000
Wyoming - 0.2%
Converse County Poll. Cont. Rev. (PacifiCorp Proj.) Series 1994, 0.77% 1/6/17, VRDN (b)	1,095,000	1,095,000
TOTAL VARIABLE RATE DEMAND NOTE
(Cost $306,210,000)		306,210,000

Tender Option Bond - 9.0%
Colorado - 0.1%
Colorado Health Facilities Auth. Rev. Participating VRDN Series Floaters XF 22 41, 0.92% 1/6/17 (Liquidity Facility Citibank NA) (b)(d)	200,000	200,000
Nebraska - 0.1%
Omaha Pub. Pwr. District Elec. Rev. Participating VRDN Series 16 XF1053, 0.9% 1/6/17 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(d)	300,000	300,000
New Jersey - 0.0%
New Jersey St. Trans. Trust Fund Auth. Participating VRDN Series Floaters 16 XF1059, 0.91% 1/6/17 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(d)	200,000	200,000
Ohio - 8.7%
Cincinnati Wtr. Sys. Rev. Participating VRDN Series MS 3280, 0.75% 1/6/17 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(d)	3,330,000	3,330,000
Columbus Gen. Oblig. Participating VRDN Series Putters 2365, 0.76% 1/6/17 (Liquidity Facility JPMorgan Chase Bank) (b)(d)	8,720,000	8,720,000
Franklin County Hosp. Facilities Rev. Participating VRDN:
Series 15 XF0244, 0.76% 1/6/17 (Liquidity Facility Toronto-Dominion Bank) (b)(d)	4,000,000	4,000,000
Series 16 XL0004, 0.77% 1/6/17 (Liquidity Facility Barclays Bank PLC) (b)(d)	4,480,000	4,480,000
Lucas County Gen. Oblig. Bonds Series 2016 26, 0.92%, tender 3/30/17 (Liquidity Facility U.S. Bank NA, Cincinnati) (b)(d)(e)	6,000,000	6,000,000
Ohio Hosp. Facilities Rev. Participating VRDN:
Series 16 ZF0354, 0.75% 1/6/17 (Liquidity Facility JPMorgan Chase Bank) (b)(d)	6,250,000	6,250,000
Series 2015 XF0105, 0.75% 1/6/17 (Liquidity Facility JPMorgan Chase Bank) (b)(d)	8,500,000	8,500,000
Series 2016 ZF0355, 0.75% 1/6/17 (Liquidity Facility JPMorgan Chase Bank) (b)(d)	9,805,000	9,805,000
		51,085,000
South Carolina - 0.1%
South Carolina St. Pub. Svc. Auth. Rev. Participating VRDN Series XG 0046, 0.81% 1/6/17 (Liquidity Facility Toronto-Dominion Bank) (b)(d)	700,000	700,000
TOTAL TENDER OPTION BOND
(Cost $52,485,000)		52,485,000

Other Municipal Security - 32.1%
Georgia - 0.7%
Main Street Natural Gas, Inc. Georgia Gas Proj. Rev. Bonds:
Series 2010 A1, 0.83%, tender 4/3/17 (Liquidity Facility Royal Bank of Canada) (b)	2,600,000	2,600,000
Series 2010 A2, 0.83%, tender 4/3/17 (Liquidity Facility Royal Bank of Canada) (b)	1,400,000	1,400,000
		4,000,000
Kentucky - 0.0%
Jefferson County Poll. Cont. Rev. Bonds Series 01A, 0.85% tender 1/23/17, CP mode	300,000	300,000
Massachusetts - 0.3%
Massachusetts Indl. Fin. Agcy. Poll. Cont. Rev. Bonds (New England Pwr. Co. Proj.):
Series 1992:
0.9% tender 1/25/17, CP mode	100,000	100,000
0.9% tender 2/2/17, CP mode	400,000	400,000
Series 1993 A, 0.9% tender 1/25/17, CP mode	800,000	800,000
Series 93B, 0.8% tender 1/4/17, CP mode	500,000	500,000
		1,800,000
New Hampshire - 0.6%
New Hampshire Bus. Fin. Auth. Poll. Cont. Rev. Bonds:
(New England Pwr. Co. Proj.) Series 90B, 0.85% tender 1/19/17, CP mode	700,000	700,000
Series 1990 A:
0.95% tender 1/24/17, CP mode (a)	1,100,000	1,100,000
0.95% tender 2/2/17, CP mode (a)	400,000	400,000
Series A1:
0.95% tender 1/30/17, CP mode (a)	100,000	100,000
0.97% tender 1/31/17, CP mode (a)	1,000,000	1,000,000
		3,300,000
Ohio - 30.3%
American Muni. Pwr. BAN:
Series 2016, 2% 10/19/17	6,400,000	6,438,271
1.25% 4/27/17 (Ohio Gen. Oblig. Guaranteed)	850,000	851,357
Avon Gen. Oblig. BAN:
Series 2016, 1.25% 1/26/17	2,000,000	2,000,300
1.5% 1/26/17	3,920,000	3,921,777
Belmont County BAN 2% 4/21/17	9,339,000	9,371,653
Berea BAN 1.5% 3/16/17	2,150,000	2,153,548
Blendon Township BAN Series 2016, 2% 2/9/17	4,500,000	4,505,079
Clark County Gen. Oblig. BAN Series 2016 2, 1.75% 5/3/17	3,100,000	3,107,984
Columbus Gen. Oblig. BAN Series 2016, 1.75% 8/4/17	3,100,000	3,117,036
Deerfield Township BD Anticipation BAN Series 2016, 1.2% 10/26/17	1,600,000	1,600,000
Delaware Gen. Oblig. BAN 1% 4/13/17	3,365,000	3,366,858
Dublin City School District BAN 1.5% 5/2/17	4,500,000	4,509,000
Fairborn City School District BAN Series 2016, 2.25% 5/18/17	5,700,000	5,720,314
Fairborn Gen. Oblig. BAN 1.25% 3/23/17	4,074,450	4,079,292
Franklin County Hosp. Facilities Rev. Bonds:
(U.S. Health Corp. of Columbus Proj.) Series 2011 B, 5%, tender 7/12/17 (b)	3,915,000	3,999,697
Series 2013, 5% 5/15/17	1,000,000	1,015,708
Huber Heights BAN:
Series 2016, 2.75% 12/12/17	2,000,000	2,024,207
2% 6/1/17	8,800,000	8,840,777
Independence Gen. Oblig. BAN Series 2016 2, 2% 12/6/17	1,500,000	1,511,702
Kenston Local School District BAN Series 2016, 2% 6/29/17	4,000,000	4,023,932
Lebanon Gen. Oblig. BAN 2% 4/12/17	4,600,000	4,614,885
Licking County BAN 2% 5/24/17	3,000,000	3,014,927
Lima Gen. Oblig. BAN 1.5% 3/15/17	4,295,000	4,301,822
Logan County Gen. Oblig. BAN Series 2016, 2% 12/20/17	2,300,000	2,311,175
Marion Gen. Oblig. BAN Series 2016 2% 9/7/17 (Ohio Gen. Oblig. Guaranteed)	5,500,000	5,544,659
Marysville Gen. Oblig. BAN Series 2016, 1.375% 8/24/17	1,750,000	1,755,299
Mason City School District BAN Series 2016, 1.5% 1/25/17	3,900,000	3,902,235
Mason Gen. Oblig. BAN 2% 5/24/17	5,500,000	5,524,026
Ohio Bldg. Auth. Bonds (Adult Correctional Bldg. Fund Proj.) Series 2011 B, 5% 10/1/17	1,500,000	1,545,163
Ohio Dept. of Administrative Svcs. Ctfs. of Prtn. Bonds (Ohio Administrative Knowledge Sys. Proj.) Series 2016, 5% 9/1/17	2,060,000	2,116,600
Ohio Gen. Oblig. Bonds:
Series 2016 A, 2% 2/1/17	1,750,000	1,751,963
Series 2016 S, 3% 5/1/17	380,000	382,588
Ohio Higher Edl. Facility Commission Rev. Bonds:
Series 08B5:
0.76% tender 2/23/17, CP mode	6,100,000	6,100,000
0.83% tender 1/19/17, CP mode	6,000,000	6,000,000
0.9% tender 1/4/17, CP mode	6,700,000	6,700,000
0.94% tender 1/11/17, CP mode	4,000,000	4,000,000
Series 08B6, 0.8% tender 3/9/17, CP mode	6,000,000	6,000,000
Ohio Mental Health Cap. Facilities Bonds (Mental Health Facilities Impt. Fund Proj.) Series 2015 A, 5% 2/1/17	1,380,000	1,384,737
Ohio Spl. Oblig. Bonds:
(Mental Health Facilities Impt. Fund Projs.) Series 2016 A, 4% 6/1/17	2,435,000	2,468,157
Series 2015, 4% 4/1/17	735,000	740,954
Ohio State Univ. Gen. Receipts Rev. Bonds Series 3C, 0.93% tender 1/10/17, CP mode	6,517,000	6,517,000
Scioto County Hosp. Facilities Rev. Bonds Series 2016, 3% 2/15/17	775,000	777,141
Union County Gen. Oblig. BAN 1.25% 3/29/17	5,500,000	5,505,732
Vandalia Gen. Oblig. BAN Series 2016 1.75% 9/7/17	3,000,000	3,015,186
Walton Hills BD Anticipation BAN Series 2016, 2% 11/29/17 (Ohio Gen. Oblig. Guaranteed)	860,000	866,571
Warren County Gen. Oblig. BAN Series 2016, 1.75% 8/24/17	2,000,000	2,011,479
Wayne County Ohio BD BAN Series 2016, 2% 6/30/17	4,000,000	4,024,066
Willoughby BAN 2% 5/26/17	5,680,000	5,707,980
Winton Woods City School District BAN Series 2016, 2.5% 7/27/17 (Ohio Gen. Oblig. Guaranteed)	3,000,000	3,022,888
		177,765,725
Virginia - 0.1%
Halifax County Indl. Dev. Auth. Poll. Cont. Rev. Bonds Series 2016, 0.98% tender 1/25/17, CP mode (a)	600,000	600,000
West Virginia - 0.1%
Grant County Cmnty. Solid Waste Disp. Rev. Bonds Series 96, 0.96% tender 2/2/17, CP mode (a)	500,000	500,000
TOTAL OTHER MUNICIPAL SECURITY
(Cost $188,265,725)		188,265,725
	Shares	Value

Investment Company - 5.3%
Fidelity Municipal Cash Central Fund, 0.70% (f)(g)
(Cost $31,125,810)	31,125,810	31,125,810
TOTAL INVESTMENT PORTFOLIO - 98.7%
(Cost $578,086,535)		578,086,535
NET OTHER ASSETS (LIABILITIES) - 1.3%		7,550,923
NET ASSETS - 100%		$585,637,458

Security Type Abbreviations

BAN – BOND ANTICIPATION NOTE

CP – COMMERCIAL PAPER

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) A portion of the security sold on a delayed delivery basis.

 (d) Provides evidence of ownership in one or more underlying municipal bonds.

 (e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $6,000,000 or 1.0% of net assets.

 (f) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (g) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Cost
Lucas County Gen. Oblig. Bonds Series 2016 26, 0.92%, tender 3/30/17 (Liquidity Facility U.S. Bank NA, Cincinnati)	12/23/16	$6,000,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Municipal Cash Central Fund	$213,126
Total	$213,126

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Ohio Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

		December 31, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $546,960,725)	$546,960,725
Fidelity Central Funds (cost $31,125,810)	31,125,810
Total Investments (cost $578,086,535)		$578,086,535
Cash		78,690
Receivable for securities sold on a delayed delivery basis		7,000,000
Receivable for fund shares sold		92,622
Interest receivable		1,703,564
Distributions receivable from Fidelity Central Funds		31,010
Prepaid expenses		1,453
Other receivables		1,792
Total assets		586,995,666
Liabilities
Payable for fund shares redeemed	$1,069,228
Distributions payable	3,033
Accrued management fee	179,783
Other affiliated payables	72,127
Other payables and accrued expenses	34,037
Total liabilities		1,358,208
Net Assets		$585,637,458
Net Assets consist of:
Paid in capital		$585,593,337
Accumulated undistributed net realized gain (loss) on investments		44,121
Net Assets, for 585,031,165 shares outstanding		$585,637,458
Net Asset Value, offering price and redemption price per share ($585,637,458 ÷ 585,031,165 shares)		$1.00

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2016
Investment Income
Interest		$3,357,475
Income from Fidelity Central Funds		213,126
Total income		3,570,601
Expenses
Management fee	$2,981,901
Transfer agent fees	1,075,738
Accounting fees and expenses	103,533
Custodian fees and expenses	6,473
Independent trustees' fees and expenses	3,974
Registration fees	33,174
Audit	39,497
Legal	5,589
Miscellaneous	25,215
Total expenses before reductions	4,275,094
Expense reductions	(1,256,012)	3,019,082
Net investment income (loss)		551,519
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	45,183
Capital Gain Distributions from Fidelity Central Funds	5,134
Fidelity Central Funds	1,810
Total net realized gain (loss)		52,127
Net increase in net assets resulting from operations		$603,646

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2016	Year ended December 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$551,519	$128,156
Net realized gain (loss)	52,127	133,112
Net increase in net assets resulting from operations	603,646	261,268
Distributions to shareholders from net investment income	(550,885)	(119,843)
Distributions to shareholders from net realized gain	(43,302)	(34,708)
Total distributions	(594,187)	(154,551)
Share transactions at net asset value of $1.00 per share
Proceeds from sales of shares	843,212,970	2,902,865,221
Reinvestment of distributions	573,677	144,686
Cost of shares redeemed	(1,508,704,946)	(2,989,505,964)
Net increase (decrease) in net assets and shares resulting from share transactions	(664,918,299)	(86,496,057)
Total increase (decrease) in net assets	(664,908,840)	(86,389,340)
Net Assets
Beginning of period	1,250,546,298	1,336,935,638
End of period	$585,637,458	$1,250,546,298

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Ohio Municipal Money Market Fund

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income (loss)	.001	–A	–A	–A	–A
Net realized and unrealized gain (loss)A	–	–	–	–	–
Total from investment operations	.001	–A	–A	–A	–A
Distributions from net investment income	(.001)	–A	–A	–A	–A
Distributions from net realized gain	–A	–A	–A	–	–
Total distributions	(.001)	–A	–A	–A	–A
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total ReturnB	.09%	.01%	.02%	.01%	.01%
Ratios to Average Net AssetsC,D
Expenses before reductions	.52%	.52%	.51%	.52%	.52%
Expenses net of fee waivers, if any	.37%	.07%	.08%	.12%	.19%
Expenses net of all reductions	.36%	.07%	.08%	.12%	.19%
Net investment income (loss)	.07%	.01%	.01%	.01%	.01%
Supplemental Data
Net assets, end of period (000 omitted)	$585,637	$1,250,546	$1,336,936	$1,332,321	$1,342,387

 A Amount represents less than $.0005 per share.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed or waived or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements, waivers or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement and waivers but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2016

1. Organization.

Fidelity Ohio Municipal Income Fund (the Income Fund) is a fund of Fidelity Municipal Trust. Fidelity Ohio Municipal Money Market Fund (the Money Market Fund) is a fund of Fidelity Municipal Trust II. Each Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Municipal Trust and Fidelity Municipal Trust II (the Trusts) are organized as a Massachusetts business trust and a Delaware statutory trust, respectively. Each Fund is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. Effective January 1, 2016 shares of the Money Market Fund are only available for purchase by retail shareholders. Each Fund may be affected by economic and political developments in the state of Ohio.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Income Fund's investments to the Fair Value Committee (the Committee) established by the Income Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Income Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Income Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Income Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

For the Income Fund, debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

For the Money Market Fund, as permitted by compliance with certain conditions under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates fair value. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity. Securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

For the Income Fund, changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day for the Income Fund and trades executed through the end of the current business day for the Money Market Fund. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. During the period, the Money Market Fund incurred a corporate tax liability on undistributed long-term capital gain which is included as Miscellaneous expense on the Statement of Operations. As of December 31, 2016, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, deferred trustees compensation and losses deferred due to futures transactions.

The Funds purchase municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities
Fidelity Ohio Municipal Income Fund	$645,465,141	$20,480,061	$(7,936,222)	$12,543,839
Fidelity Ohio Municipal Money Market Fund	578,086,535	–	–	–

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed tax-exempt income	Undistributed ordinary income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Ohio Municipal Income Fund	$88,020	$-	$1,313,840	$12,543,839
Fidelity Ohio Municipal Money Market Fund	991	34,632	8,712	-

At period end, certain of the Funds were required to defer losses on futures contracts. Loss deferrals were as follows:

Futures contracts
Fidelity Ohio Municipal Income Fund	$55,844

The tax character of distributions paid was as follows:

December 31, 2016
	Tax-Exempt Income	Long-term Capital Gains	Total
Fidelity Ohio Municipal Income Fund	$18,738,970	$4,034,669	$22,773,639
Fidelity Ohio Municipal Money Market Fund	550,885	43,302	594,187

December 31, 2015
	Tax-Exempt Income	Long-term Capital Gains	Total
Fidelity Ohio Municipal Income Fund	$18,067,795	$5,977,113	$24,044,908
Fidelity Ohio Municipal Money Market Fund	119,843	34,708	154,551

Short-Term Trading (Redemption) Fees. Shares held by investors in the Income Fund less than 30 days may be subject to a redemption fee equal to .50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2016, the Board of Trustees approved the elimination of these redemption fees effective December 12, 2016.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable Fund's Schedule of Investments. The Funds may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, for the Income Fund aggregated $181,962,003 and $117,158,895, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Fidelity Ohio Municipal Income Fund	.25%	.11%	.36%
Fidelity Ohio Municipal Money Market Fund	.25%	.11%	.36%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Funds. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Fidelity Ohio Municipal Income Fund	.08%
Fidelity Ohio Municipal Money Market Fund	.13%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. For the Income Fund, interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Income Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Fidelity Ohio Municipal Income Fund	$1,745

During the period, the Income Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser or its affiliates voluntarily agreed to waive certain fees for the Money Market Fund in order to maintain a minimum annualized yield of .01%. Such arrangements may be discontinued by the investment adviser at any time. For the period, the amount of the waiver was $1,243,842.

In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custody expense reduction
Fidelity Ohio Municipal Income Fund	$5,286
Fidelity Ohio Municipal Money Market Fund	6,350

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses as follows:

Amount
Fidelity Ohio Municipal Income Fund	$2,571
Fidelity Ohio Municipal Money Market Fund	5,820

8. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Municipal Trust and Fidelity Municipal Trust II and the Shareholders of Fidelity Ohio Municipal Income and Fidelity Ohio Municipal Money Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Ohio Municipal Income Fund (a fund of Fidelity Municipal Trust) and Fidelity Ohio Municipal Money Market Fund (a fund of Fidelity Municipal Trust II) (the "Funds") as of December 31, 2016 the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 14, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 243 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of each fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  The Operations Committee also worked and continues to work with FMR to enhance the stress tests required under SEC regulations for money market funds.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trusts or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Timothy Huyck (1964)

Year of Election or Appointment: 2015

Vice President of Fidelity's Money Market Funds

Mr. Huyck also serves as Vice President of other funds. Mr. Huyck serves as Chief Investment Officer of Fidelity's Money Market Funds (2015-present) and is an employee of Fidelity Investments (1990-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Christine J. Thompson (1958)

Year of Election or Appointment: 2015

Vice President of Fidelity's Bond Funds

Ms. Thompson also serves as Vice President of other funds. Ms. Thompson also serves as Chief Investment Officer of FMR's Bond Group (2010-present) and is an employee of Fidelity Investments (1985-present). Previously, Ms. Thompson served as Vice President of Fidelity's Bond Funds (2010-2012).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period-B July 1, 2016 to December 31, 2016
Fidelity Ohio Municipal Income Fund	.48%
Actual		$1,000.00	$952.60	$2.36
Hypothetical-C		$1,000.00	$1,022.72	$2.44
Fidelity Ohio Municipal Money Market Fund	.50%
Actual		$1,000.00	$1,000.80	$2.51
Hypothetical-C		$1,000.00	$1,022.62	$2.54

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Ohio Municipal Income Fund	02/06/17	02/03/17	$0.00	$0.025
Fidelity Ohio Municipal Money Market Fund	02/06/17	02/03/17	$0.00	$0.0001

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended December 31, 2016, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Ohio Municipal Income Fund	$5,133,304
Fidelity Ohio Municipal Money Market Fund	$14,121

During fiscal year ended 2016, 100% of each fund's income dividends were free from federal income tax, and .26% and 13.25% of Fidelity Ohio Municipal Fund and Fidelity Ohio Municipal Money Market Fund's income dividends , respectively, were subject to the federal alternative minimum tax.

The funds will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Ohio Municipal Income Fund / Fidelity Ohio Municipal Money Market Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2016 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance (for Fidelity Ohio Municipal Income Fund).  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in May 2016.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Investment Performance (for Fidelity Ohio Municipal Money Market Fund).  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a peer group of funds with similar objectives ("peer group").

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to the gross performance of appropriate peer groups, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the fund's market value NAV over time and its resilience under various stressed conditions; and fund cash flows and other factors.

The Board recognizes that in interest rate environments where many competitors waive fees to maintain a minimum yield, relative money market fund performance on a net basis (after fees and expenses) may not be particularly meaningful due to miniscule performance differences among competitor funds. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board.

Fidelity Ohio Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015.

Fidelity Ohio Municipal Money Market Fund

The Board noted that the fund's management fee rate ranked equal to the median of its Total Mapped Group and above the median of its ASPG for 2015. The Board noted that there is a relatively small number of state-specific funds in the Lipper objective.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the funds. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund's total expense ratio ranked below the competitive median for 2015. The Board considered that Fidelity has been voluntarily waiving part or all of the transfer agent fees and/or management fees to maintain a minimum yield for Fidelity Ohio Municipal Money Market Fund.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces; (x) the approach to considering "fall-out" benefits; and (xi) the impact of money market reform on Fidelity's money market funds, including with respect to costs and profitability. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Proxy Voting Results

A special meeting of Fidelity® Ohio Municipal Money Market Fund's shareholders was held on February 12, 2016. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.
	# of Votes	% of Votes
Elizabeth S. Acton
Affirmative	990,112,248.51	94.973
Withheld	52,412,467.62	5.027
TOTAL	1,042,524,716.13	100.000
John Engler
Affirmative	979,840,026.26	93.988
Withheld	62,684,689.87	6.012
TOTAL	1,042,524,716.13	100.000
Albert R. Gamper, Jr.
Affirmative	988,200,285.84	94.790
Withheld	54,324,430.29	5.210
TOTAL	1,042,524,716.13	100.000
Robert F. Gartland
Affirmative	990,287,516.81	94.990
Withheld	52,237,199.32	5.010
TOTAL	1,042,524,716.13	100.000
Abigail P. Johnson
Affirmative	986,818,518.63	94.657
Withheld	55,706,197.50	5.343
TOTAL	1,042,524,716.13	100.000
Arthur E. Johnson
Affirmative	988,490,870.48	94.818
Withheld	54,033,845.65	5.182
TOTAL	1,042,524,716.13	100.000
Michael E. Kenneally
Affirmative	990,615,595.60	95.021
Withheld	51,909,120.53	4.979
TOTAL	1,042,524,716.13	100.000
James H. Keyes
Affirmative	989,121,754.10	94.878
Withheld	53,402,962.03	5.122
TOTAL	1,042,524,716.13	100.000
Marie L. Knowles
Affirmative	987,633,370.10	94.735
Withheld	54,891,346.03	5.265
TOTAL	1,042,524,716.13	100.000
Geoffrey A. von Kuhn
Affirmative	987,164,185.38	94.690
Withheld	55,360,530.75	5.310
TOTAL	1,042,524,716.13	100.000
Proposal 1 reflects trust wide proposal and voting results.

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OFF-ANN-0217
1.540019.119

Fidelity® Pennsylvania Municipal Income Fund Fidelity® Pennsylvania Municipal Money Market Fund Annual Report December 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Fidelity® Pennsylvania Municipal Income Fund
Investment Summary
Investments
Financial Statements
Fidelity® Pennsylvania Municipal Money Market Fund
Investment Summary/Performance
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Fidelity® Pennsylvania Municipal Income Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Fidelity® Pennsylvania Municipal Income Fund	0.34%	3.43%	4.14%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Pennsylvania Municipal Income Fund on December 31, 2006.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond Index performed over the same period.

Period Ending Values
$14,999	Fidelity® Pennsylvania Municipal Income Fund
$15,158	Bloomberg Barclays Municipal Bond Index

Effective August 24, 2016, all Barclays benchmark indices were co-branded as the Bloomberg Barclays Indices for a period of five years.

Fidelity® Pennsylvania Municipal Income Fund

Management's Discussion of Fund Performance

Market Recap:  For the 12 months ending December 31, 2016, tax-exempt bonds eked out only a 0.25% return, according to the Bloomberg Barclays Municipal Bond Index. For much of the period, fairly strong demand and a stable credit environment for state and local governments drove moderate muni returns. But a downward trend began in September and steepened through November – the worst month for the muni market since 2008 – as investors became concerned about U.S. President-elect Donald Trump’s expansionary fiscal policy ambitions, inflation and the potential for tax reform to impair tax-exempt bond valuations. Further, some theorized that changes to or repeal of the Affordable Care Act by the incoming administration and a Republican-controlled Congress may affect the prices of muni bonds issued by hospitals. Muni bonds also were hurt by market anticipation of a quarter-point increase in policy interest rates, which happened in December. At year-end, concerns about unfunded pension liabilities generally are compartmentalized to certain issuers. Looking ahead, we think the U.S. Federal Reserve is likely to raise policy interest rates further in 2017, perhaps in multiple stages.

Comments from Co-Portfolio Manager Mark Sommer:  For the year, the fund gained 0.34%, slightly outpacing, net of fees, the 0.26% return of the Bloomberg Barclays Pennsylvania Enhanced Municipal Bond Index. The portfolio managers continued to focus on long-term investment principles by seeking to generate attractive tax-exempt income and competitive risk-adjusted returns over time. Having less exposure than the Pennsylvania index to state general obligation bonds (GOs) added relative value. These securities lagged the state index due to concerns about Pennsylvania’s sluggish economic growth relative to the national overall, depleted budget reserves and rapidly rising pension and retiree health care obligations. The fund also benefited from favorable security selection among hospital securities, with our holdings outpacing comparable securities in the index. Relative performance also was helped by the advance refunding of some of our health care and university holdings. Such refinancings usually result in price gains for bonds holders, as the bonds’ maturities shorten and credit quality rises, because they are backed by high-quality U.S. government securities – typically U.S. Treasuries. In contrast, the fund’s yield curve positioning was a drag on relative performance. We overweighted bonds in the five-year range, which was the worst-performing area of the yield curve.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to Shareholders: On May 2, 2016, Cormac Cullen and Kevin Ramundo joined Mark Sommer as Co-Managers of the fund.

Fidelity® Pennsylvania Municipal Income Fund

Investment Summary (Unaudited)

Top Five Sectors as of December 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Health Care	29.8	26.6
General Obligations	27.0	23.1
Education	12.3	10.7
Escrowed/Pre-Refunded	8.2	11.8
Water & Sewer	7.0	8.0

Quality Diversification (% of fund's net assets)

As of December 31, 2016
AA,A	81.9%
BBB	12.2%
BB and Below	1.2%
Not Rated	2.5%
Short-Term Investments and Net Other Assets	2.2%

As of June 30, 2016
AAA	0.1%
AA,A	74.5%
BBB	15.5%
BB and Below	2.0%
Not Rated	2.4%
Short-Term Investments and Net Other Assets	5.5%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Fidelity® Pennsylvania Municipal Income Fund

Investments December 31, 2016

Showing Percentage of Net Assets

Municipal Bonds - 97.8%
	Principal Amount	Value
Guam - 0.6%
Guam Int'l. Arpt. Auth. Rev. Series 2013 C:
5% 10/1/17 (a)	$600,000	$612,996
6.25% 10/1/34 (a)	700,000	797,720
Guam Pwr. Auth. Rev. Series 2012 A, 5% 10/1/24 (FSA Insured)	900,000	1,010,646

TOTAL GUAM		2,421,362

Pennsylvania - 96.0%
Adams County Indl. Dev. Auth. Rev. (Gettysburg College Proj.) Series 2010, 5% 8/15/24	1,000,000	1,100,320
Allegheny County Series C:
5% 12/1/28	1,000,000	1,142,830
5% 12/1/30	1,365,000	1,547,610
Allegheny County Arpt. Auth. Rev. Series 2006 B:
5% 1/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured) (a)	3,190,000	3,499,877
5% 1/1/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured) (a)	1,650,000	1,839,057
Allegheny County Port Auth. Spl. Rev. 5% 3/1/17	2,000,000	2,012,400
Allegheny County Sanitation Auth. Swr. Rev.:
Series 2010, 5% 6/1/40 (FSA Insured)	6,690,000	7,308,491
5% 12/1/29 (Build America Mutual Assurance Insured)	3,905,000	4,481,690
Berks County Muni. Auth. Rev. Series 2012 A, 5% 11/1/40	3,590,000	3,914,787
Bethlehem Wtr. Auth. Rev. Series 2014:
5% 11/15/19 (Build America Mutual Assurance Insured)	1,000,000	1,080,100
5% 11/15/20 (Build America Mutual Assurance Insured)	1,000,000	1,099,960
Bucks County Cmnty. College Auth. College Bldg. Rev. 5% 6/15/28 (Pre-Refunded to 6/15/18 @ 100)	250,000	263,820
Butler County Hosp. Auth. Hosp. Rev. (Butler Health Sys. Proj.):
Series 2009 B, 7.125% 7/1/29 (Pre-Refunded to 7/1/19 @ 100)	1,035,000	1,176,433
Series 2015 A:
5% 7/1/26	500,000	568,830
5% 7/1/27	490,000	553,945
5% 7/1/28	540,000	606,204
5% 7/1/29	710,000	791,494
5% 7/1/30	685,000	757,774
5% 7/1/35	1,885,000	2,020,946
5% 7/1/39	6,675,000	7,106,939
Central Bradford Prog. Auth. Rev. Series 2011, 5.375% 12/1/41	2,000,000	2,173,260
Centre County Hosp. Auth. Rev.:
(Mount Nittany Med. Cneter Proj.) Series 2016 A, 5% 11/15/28	840,000	948,217
(Mount Nittany Med. Ctr. Proj.):
Series 2011, 7% 11/15/46 (Pre-Refunded to 11/15/21 @ 100)	2,000,000	2,462,020
Series 2016 A:
4% 11/15/32	350,000	355,740
4% 11/15/34	250,000	251,848
4% 11/15/35	200,000	200,586
5% 11/15/29	825,000	925,229
5% 11/15/30	685,000	763,782
5% 11/15/46	6,605,000	7,062,859
Series 2016 B:
4% 11/15/40	600,000	593,604
4% 11/15/47	3,605,000	3,517,362
Commonwealth Fing. Auth. Rev. Series 2013 A2:
5% 6/1/24	800,000	899,656
5% 6/1/25	1,175,000	1,318,221
5% 6/1/26	1,250,000	1,398,338
5% 6/1/42	12,000,000	12,977,392
Cumberland County Muni. Auth. Rev. (Dickinson College Proj.):
Series 2012:
5% 11/1/37	1,520,000	1,679,524
5% 11/1/42	3,000,000	3,284,640
Series 2016:
5% 5/1/30	1,000,000	1,148,400
5% 5/1/31	500,000	571,595
5% 5/1/32	750,000	853,500
5% 5/1/33	2,210,000	2,503,599
5% 5/1/34	1,000,000	1,131,990
Dauphin County Gen. Auth.:
(Pinnacle Health Sys. Proj.) Series 2016 A:
5% 6/1/34	1,275,000	1,416,308
5% 6/1/35	1,000,000	1,104,110
5% 6/1/36	500,000	550,800
Series 2009:
5.25% 6/1/17	210,000	213,566
5.25% 6/1/17 (Escrowed to Maturity)	840,000	854,440
5% 6/1/42	7,410,000	7,918,993
Delaware County Auth. College Rev. (Haverford College Proj.) Series 2010 A, 5% 11/15/31	4,090,000	4,500,432
Delaware County Auth. Univ. Rev.:
Series 2010, 5.25% 12/1/31 (Pre-Refunded to 12/1/19 @ 100)	2,450,000	2,706,540
Series 2012:
5% 8/1/21	350,000	392,564
5% 8/1/22	300,000	341,289
Doylestown Hosp. Auth. Hosp. Rev.:
Series 2013 A, 5% 7/1/27	2,500,000	2,711,450
Series 2016 A, 5% 7/1/46	3,500,000	3,706,010
East Stroudsburg Area School District:
Series 2014 A, 7.75% 9/1/27 (Pre-Refunded to 9/1/17 @ 100)	225,000	234,909
Series 2015 A:
7.5% 9/1/22	115,000	119,776
7.5% 9/1/22 (Pre-Refunded to 9/1/17 @ 100)	885,000	922,241
Erie County Hosp. Auth. Rev. (Saint Vincent Health Ctr. Proj.) Series 2010 A, 7% 7/1/27	2,750,000	2,874,878
Fox Chapel Area School District Series 2013:
4% 8/1/22	500,000	548,875
5% 8/1/31	3,080,000	3,518,715
5% 8/1/34	1,000,000	1,130,390
Franklin County Indl. Dev. Auth. (The Chambersburg Hosp. Proj.) Series 2010:
5.3% 7/1/30	1,770,000	1,939,566
5.375% 7/1/42	2,130,000	2,291,987
Geisinger Auth. Health Sys. Rev. Series 2014 A, 4% 6/1/41	2,000,000	2,012,700
Indiana County Hosp. Auth. Series 2014 A:
5% 6/1/20	650,000	691,555
6% 6/1/39	1,625,000	1,780,074
Lancaster County Hosp. Auth. Health Ctr. Rev. Series 2016:
5% 8/15/31	1,000,000	1,139,890
5% 8/15/33	1,000,000	1,127,590
5% 8/15/34	1,000,000	1,122,360
5% 8/15/36	1,000,000	1,114,580
Lehigh County Indl. Dev. Auth. Poll. Cont. Rev. Bonds 0.9%, tender 8/15/17 (b)	4,745,000	4,729,152
Lower Paxton Township Series 2014:
5% 4/1/40	3,420,000	3,793,806
5% 4/1/44	1,295,000	1,433,034
Luzerne County Indl. Dev. Auth. Wtr. Facilities Rev. (Pennsylvania-American Wtr. Co. Proj.) Series 2009, 5.5% 12/1/39	2,500,000	2,742,025
Lycoming County Auth. Health Sys. Rev. (Susquehanna Health Sys.) Series 2009 A, 5.5% 7/1/21	3,500,000	3,797,745
Monroe County Hosp. Auth. Rev.:
(Pocono Med. Ctr. Proj.) Series 2012 A:
5% 1/1/32	1,400,000	1,494,038
5% 1/1/41	3,240,000	3,403,134
Series 2016, 5% 7/1/33	3,675,000	4,029,711
Monroeville Fin. Auth. UPMC Rev. Series 2012, 5% 2/15/26	1,500,000	1,780,965
Montgomery County Higher Ed. & Health Auth. Hosp. Rev. (Abington Memorial Hosp. Proj.):
Series 2009 A, 5% 6/1/17	2,000,000	2,031,940
Series 2012 A:
5% 6/1/23	3,850,000	4,369,173
5% 6/1/24	1,500,000	1,694,145
Montgomery County Higher Ed. & Health Auth. Rev.:
Series 2014 A:
4% 10/1/19	185,000	192,746
5% 10/1/20	215,000	233,423
5% 10/1/21	245,000	269,441
5% 10/1/22	275,000	303,177
5% 10/1/23	305,000	339,788
5% 10/1/24	335,000	375,542
5% 10/1/25	750,000	834,248
5% 10/1/26	1,000,000	1,103,010
5% 10/1/27	1,000,000	1,095,190
Series 2016 A, 5% 10/1/40	4,000,000	4,207,600
Montour School District Series 2015 A:
5% 4/1/41	1,000,000	1,104,910
5% 4/1/42	1,000,000	1,104,120
Northampton County Gen. Purp. Auth. Hosp. Rev. (St. Luke's Hosp. Proj.) Series 2010 A, 5.25% 8/15/18	1,450,000	1,536,449
Pennsylvania Econ. Dev. Auth. Governmental Lease (Forum Place Proj.) Series 2012:
5% 3/1/24	1,745,000	1,946,687
5% 3/1/25	3,255,000	3,626,200
Pennsylvania Gen. Oblig.:
First Series 2008, 5% 5/15/27 (Pre-Refunded to 5/15/18 @ 100)	805,000	846,610
Second Series 2009, 5% 4/15/25 (Pre-Refunded to 4/15/19 @ 100)	500,000	540,205
Series 2012, 5% 6/1/25	10,000,000	11,240,300
Series 2013, 5% 10/15/27	2,255,000	2,553,291
Series 2015 1, 5% 3/15/31	7,000,000	7,885,500
Series 2015, 5% 3/15/33	2,880,000	3,217,939
Series 2016, 5% 9/15/29	7,000,000	8,055,390
Pennsylvania Higher Edl. Facilities Auth. Rev.:
(Thomas Jefferson Univ. Proj.) Series 2012:
5% 3/1/18	250,000	260,453
5% 3/1/20	300,000	327,672
5% 3/1/22	275,000	310,324
5% 3/1/23	585,000	663,647
5% 3/1/42	3,950,000	4,274,611
(Univ. of Pennsylvania Health Sys. Proj.) Series 2009 A, 5.25% 8/15/22 (Pre-Refunded to 8/15/19 @ 100)	2,655,000	2,910,411
First Series 2012:
5% 4/1/20	750,000	824,415
5% 4/1/21	500,000	559,790
5% 4/1/22	600,000	681,726
5% 4/1/23	800,000	905,584
5% 4/1/24	1,100,000	1,241,119
Series 2010 E, 5% 5/15/31	2,500,000	2,717,900
Series 2010, 5% 9/1/30 (Pre-Refunded to 9/1/20 @ 100)	1,150,000	1,284,366
Series 2011 A, 5% 9/1/41 (Pre-Refunded to 3/1/21 @ 100)	2,000,000	2,261,100
Series 2016:
5% 5/1/33	1,300,000	1,470,469
5% 5/1/34	2,500,000	2,815,050
5% 5/1/35	2,000,000	2,241,840
Series AT-1 5% 6/15/31	10,000,000	11,378,300
Pennsylvania Pub. School Bldg. Auth. School Rev. (The School District of Harrisburg Proj.):
Series 2014 B2:
5% 12/1/24 (Build America Mutual Assurance Insured)	1,250,000	1,439,000
5% 12/1/25 (Build America Mutual Assurance Insured)	1,250,000	1,438,038
5% 12/1/26 (Build America Mutual Assurance Insured)	1,250,000	1,434,225
5% 12/1/27 (Build America Mutual Assurance Insured)	1,010,000	1,149,683
Series 2016 A, 5% 12/1/28 (FSA Insured)	5,690,000	6,527,397
Pennsylvania State Univ.:
Series 2010, 5% 3/1/40	4,385,000	4,760,005
Series 2015 A:
5% 9/1/30	1,100,000	1,280,235
5% 9/1/31	1,415,000	1,639,787
Pennsylvania Tpk. Commission Tpk. Rev.:
Series 2013 A2, 0% 12/1/38 (c)	2,500,000	2,520,125
Series 2014 A, 5% 12/1/31	865,000	974,258
Series 2014 A2, 0% 12/1/40 (c)	5,500,000	4,141,830
Series 2016 A1, 5% 12/1/46	5,000,000	5,491,350
Philadelphia Gas Works Rev.:
(1998 Gen. Ordinance Proj.) Seventh Series, 5% 10/1/37 (Pre-Refunded to 10/1/17 @ 100)	5,245,000	5,398,574
Series 1998 A:
5.25% 8/1/17	1,205,000	1,234,004
5.25% 8/1/17	2,350,000	2,400,666
Series 9, 5.25% 8/1/40	5,300,000	5,728,982
5% 8/1/29	2,000,000	2,194,060
5% 8/1/30	1,500,000	1,638,630
5% 8/1/31	1,100,000	1,196,613
5% 10/1/33	1,500,000	1,624,950
5% 10/1/34	500,000	539,135
Philadelphia Gen. Oblig. Series 2008 A, 5.25% 12/15/32 (FSA Insured)	6,000,000	6,402,060
Philadelphia Hospitals & Higher Ed. Facilities Auth. Health Systems Rev. (Jefferson Health Sys. Proj.) Series 2010 B, 5.25% 5/15/30 (Pre-Refunded to 5/15/20 @ 100)	4,000,000	4,457,720
Philadelphia Hospitals & Higher Ed. Facilities Auth. Hosp. Rev. (Children's Hosp. of Philadelphia Proj.) Series 2011 D, 5% 7/1/32	2,500,000	2,772,800
Philadelphia Redev. Auth. Rev.:
Series 2012:
5% 4/15/21	1,000,000	1,097,810
5% 4/15/25	2,230,000	2,462,143
Series 2015 A, 5% 4/15/29	3,000,000	3,289,170
Philadelphia School District:
Series 2010 C, 5% 9/1/21	4,000,000	4,249,200
Series 2016 F, 5% 9/1/34	4,000,000	4,248,360
Philadelphia Wtr. & Wastewtr. Rev.:
Series 2010 C, 5% 8/1/40 (Pre-Refunded to 8/1/20 @ 100)	4,000,000	4,306,960
Series 2011 A, 5% 1/1/41	2,715,000	2,936,816
Series 2015 B, 5% 7/1/30	3,500,000	3,987,410
Pittsburgh & Allegheny County Sports & Exhibition Auth. Series 2012, 5% 2/1/25 (FSA Insured)	2,250,000	2,544,593
Pittsburgh Gen. Oblig.:
Series 2012 A, 5% 9/1/22	2,000,000	2,265,500
Series 2014:
5% 9/1/23 (Build America Mutual Assurance Insured)	575,000	662,998
5% 9/1/28 (Build America Mutual Assurance Insured)	1,300,000	1,504,529
5% 9/1/29 (Build America Mutual Assurance Insured)	1,015,000	1,170,143
5% 9/1/31 (Build America Mutual Assurance Insured)	1,165,000	1,332,702
5% 9/1/32 (Build America Mutual Assurance Insured)	1,000,000	1,139,520
Pittsburgh School District:
Series 2012 A, 5% 9/1/21 (FSA Insured)	4,000,000	4,491,040
Series 2014 A, 5% 9/1/23	1,000,000	1,148,680
Series 2015:
4% 9/1/19 (FSA Insured)	895,000	949,416
5% 9/1/20 (FSA Insured)	1,050,000	1,164,797
5% 9/1/21 (FSA Insured)	730,000	823,060
5% 9/1/22 (FSA Insured)	885,000	1,009,502
5% 9/1/23 (FSA Insured)	1,085,000	1,253,208
South Fork Muni. Auth. Hosp. Rev. (Conemaugh Health Sys. Proj.) Series 2010, 5.25% 7/1/23 (Pre-Refunded to 7/1/20 @ 100)	1,000,000	1,119,400
Southcentral Pennsylvania Gen. Auth. Rev.:
Series 2015:
4% 12/1/30	1,010,000	1,007,303
5% 12/1/25	1,285,000	1,454,453
5% 12/1/27	1,480,000	1,660,590
5% 12/1/29	1,000,000	1,114,700
6% 6/1/25	1,080,000	1,146,701
6% 6/1/25 (Pre-Refunded to 6/1/18 @ 100)	1,420,000	1,512,016
State Pub. School Bldg. Auth. College Rev.:
(Delaware County Cmnty. College Proj.) Series 2008, 5% 10/1/20 (Pre-Refunded to 4/1/18 @ 100)	1,000,000	1,047,330
(Montgomery County Cmnty. College Proj.) Series 2008:
5% 5/1/27 (Pre-Refunded to 5/1/18 @ 100)	1,775,000	1,864,141
5% 5/1/28 (Pre-Refunded to 5/1/18 @ 100)	1,000,000	1,050,220
Univ. of Pittsburgh Commonwealth Sys. of Higher Ed. (Univ. Cap. Proj.):
Series 2000 B, 5.25% 9/15/34	2,000,000	2,178,980
Series 2007 B, 5.25% 9/15/28	2,500,000	2,736,175
Series 2009 B, 5% 9/15/28	2,000,000	2,144,660
West Mifflin Area School District Series 2016:
5% 4/1/24 (FSA Insured)	1,250,000	1,390,038
5% 4/1/26 (FSA Insured)	1,000,000	1,121,680
5% 4/1/28 (FSA Insured)	1,390,000	1,549,808
West Shore Area Auth. Hosp. Rev.:
(Holy Spirit Hosp. Charity Proj.) Series 2011 B, 6% 1/1/28	7,375,000	8,597,406
Series 2011 B, 5.75% 1/1/41	1,500,000	1,689,075
Westmoreland County Indl. Dev. Auth. Rev. (Excela Health Proj.) Series 2010 A:
5% 7/1/19	1,000,000	1,066,950
5% 7/1/25	4,465,000	4,877,923
5.25% 7/1/20	1,000,000	1,093,080
Westmoreland County Muni. Auth. Muni. Svc. Rev. Series 2001 A:
0% 8/15/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,000,000	4,746,800
0% 8/15/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,500,000	2,303,475
0% 8/15/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,550,000	5,641,122

TOTAL PENNSYLVANIA		434,456,578

Pennsylvania, New Jersey - 1.2%
Delaware River Joint Toll Bridge Commission Pennsylvania-New Jersey Bridge Rev. Series 2012 A:
5% 7/1/22	500,000	569,515
5% 7/1/23	1,000,000	1,139,030
Delaware River Port Auth. Pennsylvania & New Jersey Rev. Series 2010 D, 5% 1/1/30	3,500,000	3,786,195

TOTAL PENNSYLVANIA, NEW JERSEY		5,494,740

TOTAL MUNICIPAL BONDS
(Cost $433,865,849)		442,372,680
TOTAL INVESTMENT PORTFOLIO - 97.8%
(Cost $433,865,849)		442,372,680
NET OTHER ASSETS (LIABILITIES) - 2.2%		10,143,667
NET ASSETS - 100%		$452,516,347

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

Health Care	29.8%
General Obligations	27.0%
Education	12.3%
Escrowed/Pre-Refunded	8.2%
Water & Sewer	7.0%
Transportation	5.7%
Electric Utilities	5.6%
Others* (Individually Less Than 5%)	4.4%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Fidelity® Pennsylvania Municipal Income Fund

Financial Statements

Statement of Assets and Liabilities

		December 31, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $433,865,849)		$442,372,680
Cash		7,730,810
Receivable for fund shares sold		409,398
Interest receivable		4,972,648
Prepaid expenses		932
Other receivables		1,247
Total assets		455,487,715
Liabilities
Payable for fund shares redeemed	$2,335,049
Distributions payable	406,063
Accrued management fee	140,164
Other affiliated payables	43,694
Other payables and accrued expenses	46,398
Total liabilities		2,971,368
Net Assets		$452,516,347
Net Assets consist of:
Paid in capital		$442,988,393
Distributions in excess of net investment income		(15,768)
Accumulated undistributed net realized gain (loss) on investments		1,036,891
Net unrealized appreciation (depreciation) on investments		8,506,831
Net Assets, for 41,241,499 shares outstanding		$452,516,347
Net Asset Value, offering price and redemption price per share ($452,516,347 ÷ 41,241,499 shares)		$10.97

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2016
Investment Income
Interest		$16,835,997
Expenses
Management fee	$1,767,057
Transfer agent fees	400,430
Accounting fees and expenses	126,821
Custodian fees and expenses	3,768
Independent trustees' fees and expenses	2,205
Registration fees	23,578
Audit	57,146
Legal	5,395
Miscellaneous	2,327
Total expenses before reductions	2,388,727
Expense reductions	(5,668)	2,383,059
Net investment income (loss)		14,452,938
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		2,987,617
Total net realized gain (loss)		2,987,617
Change in net unrealized appreciation (depreciation) on investment securities		(16,294,175)
Net gain (loss)		(13,306,558)
Net increase (decrease) in net assets resulting from operations		$1,146,380

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2016	Year ended December 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$14,452,938	$14,709,852
Net realized gain (loss)	2,987,617	1,560,659
Change in net unrealized appreciation (depreciation)	(16,294,175)	(1,274,614)
Net increase (decrease) in net assets resulting from operations	1,146,380	14,995,897
Distributions to shareholders from net investment income	(14,451,215)	(14,703,703)
Distributions to shareholders from net realized gain	(2,138,181)	(1,756,019)
Total distributions	(16,589,396)	(16,459,722)
Share transactions
Proceeds from sales of shares	95,463,089	77,063,335
Reinvestment of distributions	11,076,509	10,807,008
Cost of shares redeemed	(106,669,870)	(71,166,482)
Net increase (decrease) in net assets resulting from share transactions	(130,272)	16,703,861
Redemption fees	3,239	984
Total increase (decrease) in net assets	(15,570,049)	15,241,020
Net Assets
Beginning of period	468,086,396	452,845,376
End of period	$452,516,347	$468,086,396
Other Information
Distributions in excess of net investment income end of period	$(15,768)	$(10,946)
Shares
Sold	8,373,079	6,819,246
Issued in reinvestment of distributions	976,965	956,105
Redeemed	(9,503,969)	(6,306,204)
Net increase (decrease)	(153,925)	1,469,147

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Pennsylvania Municipal Income Fund

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$11.31	$11.34	$10.77	$11.47	$11.10
Income from Investment Operations
Net investment income (loss)A	.336	.358	.373	.370	.387
Net realized and unrealized gain (loss)	(.291)	.013	.615	(.654)	.395
Total from investment operations	.045	.371	.988	(.284)	.782
Distributions from net investment income	(.336)	(.358)	(.373)	(.370)	(.386)
Distributions from net realized gain	(.049)	(.043)	(.045)	(.046)	(.026)
Total distributions	(.385)	(.401)	(.418)	(.416)	(.412)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$10.97	$11.31	$11.34	$10.77	$11.47
Total ReturnC	.34%	3.33%	9.30%	(2.50)%	7.13%
Ratios to Average Net AssetsD
Expenses before reductions	.49%	.49%	.49%	.49%	.49%
Expenses net of fee waivers, if any	.49%	.49%	.49%	.49%	.49%
Expenses net of all reductions	.49%	.49%	.49%	.49%	.48%
Net investment income (loss)	2.95%	3.17%	3.35%	3.33%	3.40%
Supplemental Data
Net assets, end of period (000 omitted)	$452,516	$468,086	$452,845	$404,493	$487,622
Portfolio turnover rate	18%	17%	12%	9%	16%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Pennsylvania Municipal Money Market Fund

Investment Summary/Performance (Unaudited)

Effective Maturity Diversification

Days	% of fund's investments 12/31/16	% of fund's investments 6/30/16	% of fund's investments 12/31/15
1 - 7	77.3	77.3	79.7
8 - 30	1.9	0.5	1.1
31 - 60	8.6	9.3	3.0
61 - 90	2.1	2.1	2.5
91 - 180	5.4	6.1	5.2
>180	4.7	4.7	8.5

Effective maturity is determined in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940.

Asset Allocation (% of fund's net assets)

As of December 31, 2016
Variable Rate Demand Notes (VRDNs)	43.9%
Tender Option Bond	24.5%
Other Municipal Security	22.9%
Investment Companies	8.5%
Net Other Assets (Liabilities)	0.2%

As of June 30, 2016
Variable Rate Demand Notes (VRDNs)	51.0%
Tender Option Bond	17.6%
Other Municipal Security	25.7%
Investment Companies	5.4%
Net Other Assets (Liabilities)	0.3%

Current And Historical 7-Day Yields

	12/31/16	9/30/16	6/30/16	3/31/16	12/31/15
Fidelity® Pennsylvania Municipal Money Market Fund	0.28%	0.30%	0.01%	0.01%	0.01%

Yield refers to the income paid by the Fund over a given period. Yields for money market funds are usually for seven-day periods, as they are here, though they are expressed as annual percentage rates. Past performance is no guarantee of future results. Yield will vary and it's possible to lose money investing in the Fund.

Fidelity® Pennsylvania Municipal Money Market Fund

Investments December 31, 2016

Showing Percentage of Net Assets

Variable Rate Demand Note - 43.9%
	Principal Amount	Value
Alabama - 0.1%
Decatur Indl. Dev. Board Exempt Facilities Rev. (Nucor Steel Decatur LLC Proj.) Series 2003 A, 1% 1/6/17, VRDN (a)(b)	$400,000	$400,000
Arkansas - 0.7%
Blytheville Indl. Dev. Rev. (Nucor Corp. Proj.) Series 1998, 1% 1/6/17, VRDN (a)(b)	200,000	200,000
Osceola Solid Waste Disp. Rev. (Plum Point Energy Associates, LLC Proj.) Series 2006, 0.93% 1/6/17, LOC Royal Bank of Scotland PLC, VRDN (a)(b)	2,500,000	2,500,000
		2,700,000
Delaware - 0.1%
Delaware Econ. Dev. Auth. Rev. (Delmarva Pwr. & Lt. Co. Proj.):
Series 1988, 0.96% 1/3/17, VRDN (a)(b)	200,000	200,000
Series 1993 C, 0.95% 1/6/17, VRDN (b)	100,000	100,000
Series 1994, 0.96% 1/3/17, VRDN (a)(b)	200,000	200,000
		500,000
Florida - 0.8%
Collier County Hsg. Fin. Auth. Multi-family Rev. (George Washington Carver Apts. Proj.) Series 2005, 0.82% 1/6/17, LOC PNC Bank NA, VRDN (a)(b)	3,340,000	3,340,000
Georgia - 0.3%
Burke County Indl. Dev. Auth. Poll. Cont. Rev. (Georgia Pwr. Co. Plant Vogtle Proj.) Series 2013, 0.77% 1/6/17, VRDN (b)	1,200,000	1,200,000
Indiana - 0.1%
Indiana Dev. Fin. Auth. Envir. Rev. (PSI Energy Proj.) Series 2003 B, 0.9% 1/6/17, VRDN (a)(b)	400,000	400,000
Iowa - 0.1%
Iowa Fin. Auth. Solid Disp. Waste Rev. (MidAmerican Energy Proj.) Series 2008 A, 0.8% 1/6/17, VRDN (a)(b)	300,000	300,000
Kentucky - 0.2%
Trimble County Poll. Cont. Rev. (Louisville Gas and Elec. Co. Proj.) Series 2016 A, 0.83% 1/6/17, VRDN (a)(b)	1,000,000	1,000,000
Louisiana - 0.2%
Saint James Parish Gen. Oblig. (Nucor Steel Louisiana LLC Proj.):
Series 2010 A1, 0.95% 1/6/17, VRDN (b)	700,000	700,000
Series 2010 B1, 0.94% 1/6/17, VRDN (b)	180,000	180,000
		880,000
Nebraska - 0.1%
Stanton County Indl. Dev. Rev. (Nucor Corp. Proj.) Series 1996, 1% 1/6/17, VRDN (a)(b)	400,000	400,000
Pennsylvania - 40.9%
Allegheny County Hosp. Dev. Auth. Rev.:
(Children's Institute Pittsburgh Proj.) Series 2005 A, 0.78% 1/6/17, LOC PNC Bank NA, VRDN (b)	2,965,000	2,965,000
(South Hills Health Sys. Proj.) Series 2000 A, 0.78% 1/6/17, LOC PNC Bank NA, VRDN (b)	10,000,000	10,000,000
Allegheny County Indl. Dev. Auth. Health Care Rev. (Vincentian Collaborative Sys. Proj.) Series 2008 A, 0.78% 1/6/17, LOC PNC Bank NA, VRDN (b)	6,440,000	6,440,000
Allegheny County Indl. Dev. Auth. Rev.:
(The Watson Institute Friendship Academy Proj.) Series 2010, 0.78% 1/6/17, LOC PNC Bank NA, VRDN (b)	3,525,000	3,525,000
(Union Elec. Steel Co. Proj.) Series 1996 A, 0.86% 1/6/17, LOC PNC Bank NA, VRDN (a)(b)	3,120,000	3,120,000
Bucks County Indl. Dev. Auth. Rev.:
(Lutheran Cmnty. at Telford Healthcare Ctr., Inc. Proj.) Series 2007 B, 0.9% 1/6/17, LOC Citizens Bank of Pennsylvania, VRDN (b)	3,415,000	3,415,000
(Snowball Real Estate LP Proj.) 0.89% 1/6/17, LOC Wells Fargo Bank NA, VRDN (a)(b)	895,000	895,000
Cap. Region Wtr. Swr. Rev. Series 2014 B, 0.77% 1/6/17, LOC Manufacturers & Traders Trust Co., VRDN (b)	15,800,000	15,800,000
Chester County Health & Ed. Auth. Rev. 0.77% 1/6/17, LOC Manufacturers & Traders Trust Co., VRDN (b)	3,580,000	3,580,000
Crawford County Indl. Dev. Auth. College Rev. (Allegheny College Proj.) Series 2009 B, 0.79% 1/6/17, LOC PNC Bank NA, VRDN (b)	2,000,000	2,000,000
Erie County Hosp. Auth. Rev. (Saint Vincent Health Ctr. Proj.) Series 2010 B, 0.77% 1/6/17, LOC Manufacturers & Traders Trust Co., VRDN (b)	16,560,000	16,560,000
Haverford Township School District Series 2009, 0.73% 1/6/17, LOC TD Banknorth, NA, VRDN (b)	7,960,000	7,960,000
Lancaster Indl. Dev. Auth. Rev.:
(Mennonite Home Proj.) 0.82% 1/6/17, LOC Manufacturers & Traders Trust Co., VRDN (b)	4,315,000	4,315,000
(Willow Valley Retirement Cmntys. Proj.) Series 2009 C, 0.79% 1/6/17, LOC PNC Bank NA, VRDN (b)	7,100,000	7,100,000
(Willow Valley Retirement Proj.) Series 2009 B, 0.79% 1/6/17, LOC PNC Bank NA, VRDN (b)	685,000	685,000
Luzerne County Convention Ctr. Series 2012, 0.78% 1/6/17, LOC PNC Bank NA, VRDN (b)	2,140,000	2,140,000
Montgomery County Redev. Auth. Multi-family Hsg. Rev. (Kingswood Apts. Proj.) Series 2001 A, 0.74% 1/6/17, LOC Fannie Mae, VRDN (b)	12,675,000	12,675,000
Pennsylvania Econ. Dev. Fing. Auth. Indl. Dev. Rev.:
(Leidy's, Inc. Proj.) Series 1995 D7, 0.9% 1/6/17, LOC PNC Bank NA, VRDN (a)(b)	400,000	400,000
Series 2004 B, 0.9% 1/6/17, LOC PNC Bank NA, VRDN (b)	800,000	800,000
Pennsylvania Higher Edl. Facilities Auth. Rev. (Point Park College Proj.) 0.83% 1/6/17, LOC PNC Bank NA, VRDN (b)	400,000	400,000
Philadelphia Arpt. Rev.:
Series 2005 C1, 0.75% 1/6/17, LOC TD Banknorth, NA, VRDN (a)(b)	18,720,000	18,720,000
Series 2005 C2, 0.74% 1/6/17, LOC Royal Bank of Canada, VRDN (a)(b)	11,145,000	11,145,000
Philadelphia Auth. for Indl. Dev. Rev.:
(Spl. People in Northeast, Inc. Proj.) Series 2006, 0.8% 1/6/17, LOC Citizens Bank of Pennsylvania, VRDN (b)	1,320,000	1,320,000
(The Franklin Institute Proj.) Series 2006, 0.74% 1/6/17, LOC Bank of America NA, VRDN (b)	3,555,000	3,555,000
Philadelphia Gen. Oblig. Series 2009 B, 0.74% 1/6/17, LOC Barclays Bank PLC, VRDN (b)	7,400,000	7,400,000
Pittsburgh Wtr. & Swr. Auth. Wtr. & Swr. Sys. Rev. Series 2008 B2, 0.77% 1/6/17, LOC PNC Bank NA, VRDN (b)	2,000,000	2,000,000
Ridley School District Series 2009, 0.73% 1/6/17, LOC TD Banknorth, NA, VRDN (b)	7,380,000	7,380,000
Westmoreland County Indl. Dev. Auth. Rev. (Excela Health Proj.) Series 2010 B, 0.78% 1/6/17, LOC PNC Bank NA, VRDN (b)	9,650,000	9,650,000
		165,945,000
Texas - 0.1%
Port Arthur Navigation District Envir. Facilities Rev. (Motiva Enterprises LLC Proj.) Series 2004, 0.92% 1/6/17, VRDN (a)(b)	200,000	200,000
West Virginia - 0.2%
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev.:
(Appalachian Pwr. Co. - Amos Proj.) Series 2008 B, 1% 1/6/17, VRDN (a)(b)	500,000	500,000
(Appalachian Pwr. Co.- Mountaineer Proj.) Series 2008 A, 1% 1/6/17, VRDN (a)(b)	400,000	400,000
		900,000
TOTAL VARIABLE RATE DEMAND NOTE
(Cost $178,165,000)		178,165,000

Tender Option Bond - 24.5%
Colorado - 0.0%
Colorado Health Facilities Auth. Rev. Participating VRDN Series Floaters XF 22 41, 0.92% 1/6/17 (Liquidity Facility Citibank NA) (b)(c)	100,000	100,000
Nebraska - 0.1%
Omaha Pub. Pwr. District Elec. Rev. Participating VRDN Series 16 XF1053, 0.9% 1/6/17 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)	200,000	200,000
New Jersey - 0.0%
New Jersey St. Trans. Trust Fund Auth. Participating VRDN Series Floaters 16 XF1059, 0.91% 1/6/17 (Liquidity Facility Deutsche Bank AG New York Branch) (b)(c)	100,000	100,000
Pennsylvania - 24.4%
Geisinger Auth. Health Sys. Rev. Participating VRDN:
Series 15 ZF0174, 0.75% 1/6/17 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	1,785,000	1,785,000
Series Putters 0047, 0.75% 1/6/17 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	5,605,000	5,605,000
0.75% 1/6/17 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	6,285,000	6,285,000
Lancaster County Hosp. Auth. Health Ctr. Rev. Participating VRDN Series 16 ZF0383, 0.76% 1/6/17 (Liquidity Facility Toronto-Dominion Bank) (b)(c)	3,750,000	3,750,000
Montgomery Cnty. Indl. Dev. Auth. Rev. Participating VRDN Series Floaters 62 144, 0.77% 1/6/17 (Liquidity Facility Barclays Bank PLC) (b)(c)	5,200,000	5,200,000
Pennsylvania Econ. Dev. Fing. Auth. Rev. Participating VRDN Series Floaters 16 YX1028, 0.8% 1/6/17 (Liquidity Facility Barclays Bank PLC) (b)(c)	3,605,000	3,605,000
Pennsylvania Gen. Oblig. Participating VRDN:
Series 16 ZF0424, 0.75% 1/6/17 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	4,770,000	4,770,000
Series Floaters XF 05 34, 0.76% 1/6/17 (Liquidity Facility Toronto-Dominion Bank) (b)(c)	2,000,000	2,000,000
Series MS 3382, 0.75% 1/6/17 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)	7,500,000	7,500,000
Series Putters 4014, 0.75% 1/6/17 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	3,000,000	3,000,000
Series ROC II R 14070, 0.76% 1/6/17 (Liquidity Facility Citibank NA) (b)(c)	8,000,000	8,000,000
Pennsylvania Health & Edl. Facilities Fing. Auth. Rev. Bonds Series E72, 0.92%, tender 3/1/17 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)	3,100,000	3,100,000
Pennsylvania Higher Edl. Facilities Auth. Bonds Series 2016 E75, 0.92%, tender 4/3/17 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)	5,000,000	5,000,000
Pennsylvania Higher Edl. Facilities Auth. Rev.:
Bonds Series WF 11 26C, 0.92%, tender 2/9/17 (Liquidity Facility Wells Fargo Bank NA) (b)(c)(d)	5,900,000	5,900,000
Participating VRDN:
Series Floaters XG 01 06, 0.79% 1/6/17 (Liquidity Facility Bank of America NA) (b)(c)	4,095,000	4,095,000
Series MS 3252, 0.75% 1/6/17 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)	5,840,000	5,840,000
Pennsylvania Intergovernmental Coop. Auth. Spl. Tax Rev. Participating VRDN Series Putters 15 XM0010, 0.75% 1/6/17 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	5,035,000	5,035,000
Philadelphia Auth. For Indl. Dev. Participating VRDN:
Series 15 ZF0167, 0.75% 1/6/17 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	2,750,000	2,750,000
Series Putters 14 XM0005, 0.75% 1/6/17 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(e)	5,625,000	5,625,000
Philadelphia Hospitals & Higher Ed. Facilities Auth. Hosp. Rev. Participating VRDN Series 15 F0114, 0.75% 1/6/17 (Liquidity Facility JPMorgan Chase Bank) (b)(c)	5,330,000	5,330,000
Univ. of Pittsburgh Med. Ctr. Bonds Series RBC E53, 0.92%, tender 4/3/17 (Liquidity Facility Royal Bank of Canada) (b)(c)(d)	4,905,000	4,905,000
		99,080,000
TOTAL TENDER OPTION BOND
(Cost $99,480,000)		99,480,000

Other Municipal Security - 22.9%
Georgia - 0.7%
Main Street Natural Gas, Inc. Georgia Gas Proj. Rev. Bonds:
Series 2010 A1, 0.83%, tender 4/3/17 (Liquidity Facility Royal Bank of Canada) (b)	1,800,000	1,800,000
Series 2010 A2, 0.83%, tender 4/3/17 (Liquidity Facility Royal Bank of Canada) (b)	1,000,000	1,000,000
		2,800,000
Kentucky - 0.0%
Jefferson County Poll. Cont. Rev. Bonds Series 01A, 0.85% tender 1/23/17, CP mode	200,000	200,000
Massachusetts - 0.4%
Massachusetts Indl. Fin. Agcy. Poll. Cont. Rev. Bonds (New England Pwr. Co. Proj.):
Series 1992:
0.9% tender 1/25/17, CP mode	100,000	100,000
0.9% tender 2/2/17, CP mode	300,000	300,000
Series 1993 A, 0.9% tender 1/25/17, CP mode	600,000	600,000
Series 93B, 0.85% tender 1/19/17, CP mode	500,000	500,000
		1,500,000
New Hampshire - 0.6%
New Hampshire Bus. Fin. Auth. Poll. Cont. Rev. Bonds:
(New England Pwr. Co. Proj.) Series 90B, 0.8% tender 1/4/17, CP mode	400,000	400,000
Series 1990 A:
0.95% tender 1/24/17, CP mode (a)	800,000	800,000
0.95% tender 2/2/17, CP mode (a)	300,000	300,000
Series A1:
0.95% tender 1/30/17, CP mode (a)	100,000	100,000
0.97% tender 1/31/17, CP mode (a)	700,000	700,000
		2,300,000
Pennsylvania - 21.0%
Lancaster County Hosp. Auth. Health Ctr. Rev. Bonds Series 2007 B, 5% 3/15/17 (Pre-Refunded to 3/15/17 @ 100)	1,025,000	1,033,822
Pennsylvania Econ. Dev. Fin. Auth. Unemployment Compensation Rev. Bonds Series 2012 A, 4%	2,270,000	2,270,000
Pennsylvania Econ. Dev. Fing. Auth. Indl. Dev. Rev. Bonds Series 2014 A, 4% 2/1/17	4,290,000	4,301,874
Pennsylvania Gen. Oblig. Bonds:
Series 2007 A, 5% 8/1/17	3,000,000	3,070,908
Series 2009:
5% 3/15/17	1,235,000	1,245,587
5% 7/1/17	1,500,000	1,530,776
Series 2010 A, 5% 5/1/17	3,290,000	3,335,639
Series 2010, 5% 2/15/17	5,940,000	5,971,370
Series 2011, 5% 7/1/17	1,035,000	1,056,228
Series 2013, 5% 4/1/17	2,525,000	2,552,344
Series 2015, 5% 3/15/17	2,000,000	2,017,385
Series 2016, 5% 2/1/17	5,900,000	5,921,373
5% 6/1/17	6,000,000	6,105,902
5% 7/1/17	6,125,000	6,251,798
5% 8/15/17	1,500,000	1,540,302
5.375% 7/1/17	675,000	689,712
Philadelphia Arpt. Rev. Series B3:
0.81% 1/5/17, LOC Wells Fargo Bank NA, CP (a)	5,200,000	5,200,000
0.83% 3/8/17, LOC Wells Fargo Bank NA, CP (a)	4,200,000	4,200,000
Philadelphia Gas Works Rev. Series 2, 0.72% 1/5/17, LOC PNC Bank NA, CP	4,400,000	4,400,000
Philadelphia Gen. Oblig. TRAN Series 2016 A, 2% 6/30/17	5,000,000	5,025,690
Univ. of Pittsburgh Commonwealth Sys. of Higher Ed. Bonds:
Series 05B, 0.65% tender 1/4/17, CP mode	4,400,000	4,400,000
Series 07B, 0.88% tender 1/18/17, CP mode	5,000,000	5,000,000
Series 14B1, 0.67% tender 2/14/17, CP mode	3,050,000	3,050,000
Series 14B2, 0.68% tender 2/14/17, CP mode	5,000,000	5,000,000
		85,170,710
Virginia - 0.1%
Halifax County Indl. Dev. Auth. Poll. Cont. Rev. Bonds Series 2016, 0.98% tender 1/25/17, CP mode (a)	400,000	400,000
West Virginia - 0.1%
Grant County Cmnty. Solid Waste Disp. Rev. Bonds Series 96, 0.96% tender 2/2/17, CP mode (a)	300,000	300,000
TOTAL OTHER MUNICIPAL SECURITY
(Cost $92,670,710)		92,670,710
	Shares	Value

Investment Company - 8.5%
Fidelity Municipal Cash Central Fund, 0.79%(f)(g)
(Cost $34,508,280)	34,507,750	34,508,280
TOTAL INVESTMENT PORTFOLIO - 99.8%
(Cost $404,823,990)		404,823,990
NET OTHER ASSETS (LIABILITIES) - 0.2%		701,844
NET ASSETS - 100%		$405,525,834

Security Type Abbreviations

CP – COMMERCIAL PAPER

TRAN – TAX AND REVENUE ANTICIPATION NOTE

VRDN – Variable Rate Demand Note (A debt instrument that is payable upon demand, either daily, weekly or monthly)

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Legend

 (a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Provides evidence of ownership in one or more underlying municipal bonds.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $18,905,000 or 4.7% of net assets.

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,625,000 or 1.4% of net assets.

 (f) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (g) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Cost
Pennsylvania Health & Edl. Facilities Fing. Auth. Rev. Bonds Series E72, 0.92%, tender 3/1/17 (Liquidity Facility Royal Bank of Canada)	6/1/16	$3,100,000
Pennsylvania Higher Edl. Facilities Auth. Bonds Series 2016 E75, 0.92%, tender 4/3/17 (Liquidity Facility Royal Bank of Canada)	7/1/16	$5,000,000
Pennsylvania Higher Edl. Facilities Auth. Rev. Bonds Series WF 11 26C, 0.92%, tender 2/9/17 (Liquidity Facility Wells Fargo Bank NA)	8/11/16	$5,900,000
Univ. of Pittsburgh Med. Ctr. Bonds Series RBC E53, 0.92%, tender 4/3/17 (Liquidity Facility Royal Bank of Canada)	3/31/16	$4,905,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Municipal Cash Central Fund	$161,520
Total	$161,520

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Pennsylvania Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

		December 31, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $370,315,710)	$370,315,710
Fidelity Central Funds (cost $34,508,280)	34,508,280
Total Investments (cost $404,823,990)		$404,823,990
Receivable for fund shares sold		567,998
Interest receivable		1,160,062
Distributions receivable from Fidelity Central Funds		17,957
Other receivables		260
Total assets		406,570,267
Liabilities
Payable to custodian bank	$454,644
Payable for fund shares redeemed	414,115
Distributions payable	3,722
Accrued management fee	171,720
Other affiliated payables	232
Total liabilities		1,044,433
Net Assets		$405,525,834
Net Assets consist of:
Paid in capital		$405,523,911
Accumulated undistributed net realized gain (loss) on investments		1,923
Net Assets, for 405,273,865 shares outstanding		$405,525,834
Net Asset Value, offering price and redemption price per share ($405,525,834 ÷ 405,273,865 shares)		$1.00

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2016
Investment Income
Interest		$2,163,669
Income from Fidelity Central Funds		161,520
Total income		2,325,189
Expenses
Management fee	$2,792,490
Independent trustees' fees and expenses	2,638
Total expenses before reductions	2,795,128
Expense reductions	(842,585)	1,952,543
Net investment income (loss)		372,646
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	34,860
Fidelity Central Funds	480
Total net realized gain (loss)		35,340
Net increase in net assets resulting from operations		$407,986

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2016	Year ended December 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$372,646	$71,521
Net realized gain (loss)	35,340	49,955
Net increase in net assets resulting from operations	407,986	121,476
Distributions to shareholders from net investment income	(372,232)	(71,539)
Distributions to shareholders from net realized gain	(25,493)	(27,761)
Total distributions	(397,725)	(99,300)
Share transactions at net asset value of $1.00 per share
Proceeds from sales of shares	562,871,356	1,599,662,197
Reinvestment of distributions	376,905	93,316
Cost of shares redeemed	(889,433,202)	(1,628,544,631)
Net increase (decrease) in net assets and shares resulting from share transactions	(326,184,941)	(28,789,118)
Total increase (decrease) in net assets	(326,174,680)	(28,766,942)
Net Assets
Beginning of period	731,700,514	760,467,456
End of period	$405,525,834	$731,700,514

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Pennsylvania Municipal Money Market Fund

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income (loss)	.001	–A	–A	–A	–A
Net realized and unrealized gain (loss)A	–	–	–	–	–
Total from investment operations	.001	–A	–A	–A	–A
Distributions from net investment income	(.001)	–A	–A	–A	–A
Distributions from net realized gain	–A	–A	–	–	–
Total distributions	(.001)	–A	–A	–A	–A
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total ReturnB	.09%	.01%	.01%	.01%	.01%
Ratios to Average Net AssetsC,D
Expenses before reductions	.50%	.50%	.50%	.50%	.50%
Expenses net of fee waivers, if any	.35%	.06%	.07%	.11%	.18%
Expenses net of all reductions	.35%	.06%	.07%	.11%	.18%
Net investment income (loss)	.07%	.01%	.01%	.01%	.01%
Supplemental Data
Net assets, end of period (000 omitted)	$405,526	$731,701	$760,467	$789,696	$788,486

 A Amount represents less than $.0005 per share.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed or waived or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements, waivers or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement and waivers but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2016

1. Organization.

Fidelity Pennsylvania Municipal Income Fund (the Income Fund) is a fund of Fidelity Municipal Trust. Fidelity Pennsylvania Municipal Money Market Fund (the Money Market Fund) is a fund of Fidelity Municipal Trust II. Each Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Municipal Trust and Fidelity Municipal Trust II (the Trusts) are organized as a Massachusetts business trust and a Delaware statutory trust, respectively. Each Fund is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. Effective January 1, 2016 shares of the Money Market Fund are only available for purchase by retail shareholders. Each Fund may be affected by economic and political developments in the state of Pennsylvania.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Income Fund's investments to the Fair Value Committee (the Committee) established by the Income Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Income Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Income Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Income Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

For the Income Fund, debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

For the Money Market Fund, as permitted by compliance with certain conditions under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates fair value. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity. Securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

For the Income Fund, changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day for the Income Fund and trades executed through the end of the current business day for the Money Market Fund. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2016, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, deferred trustees compensation and losses deferred due to excise tax regulations.

The Funds purchase municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities
Fidelity Pennsylvania Municipal Income Fund	$433,807,342	$14,487,631	$(5,922,293)	$8,565,338
Fidelity Pennsylvania Municipal Money Market Fund	404,823,990	–	–	–

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed tax-exempt income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Pennsylvania Municipal Income Fund	$–	$1,036,890	$8,565,338
Fidelity Pennsylvania Municipal Money Market Fund	3,894	–	–

Certain of the Funds intend to elect to defer to the next fiscal year capital losses recognized during the period November 1, 2015 to December 31, 2015. Loss deferrals were as follows:

Capital losses
Fidelity Pennsylvania Municipal Money Market Fund	$(1,746)

The tax character of distributions paid was as follows:

December 31, 2016
	Tax-Exempt Income	Ordinary Income	Long-term Capital Gains	Total
Fidelity Pennsylvania Municipal Income Fund	$14,451,215	$43,964	$2,094,217	$16,589,396
Fidelity Pennsylvania Municipal Money Market Fund	372,232	–	25,493	397,725

December 31, 2015
	Tax-Exempt Income	Ordinary Income	Long-term Capital Gains	Total
Fidelity Pennsylvania Municipal Income Fund	$14,703,703	$–	$1,756,019	$16,459,722
Fidelity Pennsylvania Municipal Money Market Fund	71,539	–	27,761	99,300

Short-Term Trading (Redemption) Fees. Shares held by investors in the Income Fund less than 30 days may be subject to a redemption fee equal to .50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2016, the Board of Trustees approved the elimination of these redemption fees effective December 12, 2016.

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, for the Income Fund aggregated $105,989,297 and $85,111,527, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Income Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .36% of the Fund's average net assets.

Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Money Market Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .50% of the Fund's average net assets. Under the management contract, the investment adviser pays all other expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense. The management fee is reduced by an amount equal to the fees and expenses paid by the Fund to the independent Trustees.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Funds. Under the terms of the management fee contract, the investment adviser pays transfer agent fees on behalf of the Money Market Fund. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the Income Fund's transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Fidelity Pennsylvania Municipal Income Fund	.08%

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. For the Income Fund, interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Income Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Fidelity Pennsylvania Municipal Income Fund	$1,251

During the period, the Income Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser or its affiliates voluntarily agreed to waive certain fees for the Money Market Fund in order to maintain a minimum annualized yield of .01%. Such arrangements may be discontinued by the investment adviser at any time. For the period, the amount of the waiver was $839,003.

Through arrangements with the Income Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce fund expenses. These expense reductions are noted in the table below.

In addition, through an arrangement with the Money Market Fund's custodian, $3,582 of credits realized as a result of certain uninvested cash balances were used to reduce the Fund's management fee.

Custody expense reduction
Fidelity Pennsylvania Municipal Income Fund	$3,768

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses as follows:

Amount
Fidelity Pennsylvania Municipal Income Fund	$1,900

8. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Municipal Trust and Fidelity Municipal Trust II and the Shareholders of Fidelity Pennsylvania Municipal Income Fund and Fidelity Pennsylvania Municipal Money Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Pennsylvania Municipal Income Fund (a fund of Fidelity Municipal Trust) and Fidelity Pennsylvania Municipal Money Market Fund (a fund of Fidelity Municipal Trust II) (the "Funds") as of December 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 15, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 243 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  The Operations Committee also worked and continues to work with FMR to enhance the stress tests required under SEC regulations for money market funds.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trusts or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Timothy Huyck (1964)

Year of Election or Appointment: 2015

Vice President of Fidelity's Money Market Funds

Mr. Huyck also serves as Vice President of other funds. Mr. Huyck serves as Chief Investment Officer of Fidelity's Money Market Funds (2015-present) and is an employee of Fidelity Investments (1990-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Christine J. Thompson (1958)

Year of Election or Appointment: 2015

Vice President of Fidelity's Bond Funds

Ms. Thompson also serves as Vice President of other funds. Ms. Thompson also serves as Chief Investment Officer of FMR's Bond Group (2010-present) and is an employee of Fidelity Investments (1985-present). Previously, Ms. Thompson served as Vice President of Fidelity's Bond Funds (2010-2012).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period-B July 1, 2016 to December 31, 2016
Fidelity Pennsylvania Municipal Income Fund	.48%
Actual		$1,000.00	$961.90	$2.37
Hypothetical-C		$1,000.00	$1,022.72	$2.44
Fidelity Pennsylvania Municipal Money Market Fund	.49%
Actual		$1,000.00	$1,000.80	$2.46
Hypothetical-C		$1,000.00	$1,022.67	$2.49

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Pennsylvania Municipal Income Fund	02/06/17	02/03/17	$0.000	$0.027
Fidelity Pennsylvania Municipal Money Market Fund	02/06/17	02/03/17	$0.000	$0.000

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended December 31, 2016, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Pennsylvania Municipal Income Fund	$2,994,163
Fidelity Pennsylvania Municipal Money Market Fund	$37,414

During fiscal year ended 2016, 100% of each fund's income dividends were free from federal income tax, and 0.99% of Fidelity Pennsylvania Municipal Income Fund and 16.28% of Fidelity Pennsylvania Municipal Money Market Fund income dividends were subject to the federal alternative minimum tax.

The funds will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Pennsylvania Municipal Income Fund / Fidelity Pennsylvania Municipal Money Market Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2016 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance (for Fidelity Pennsylvania Municipal Income Fund).  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in May 2016.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Investment Performance (for Fidelity Pennsylvania Municipal Money Market Fund).  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a peer group of funds with similar objectives ("peer group").

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to the gross performance of appropriate peer groups, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the fund's market value NAV over time and its resilience under various stressed conditions; and fund cash flows and other factors.

The Board recognizes that in interest rate environments where many competitors waive fees to maintain a minimum yield, relative money market fund performance on a net basis (after fees and expenses) may not be particularly meaningful due to miniscule performance differences among competitor funds. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board. Because the vast majority of competitor funds' management fees do not cover non-management expenses, for a more meaningful comparison of management fees, Fidelity Pennsylvania Municipal Money Market Fund is compared on the basis of a hypothetical "net management fee," which is derived by subtracting payments made by FMR for non-management expenses (including transfer agent fees, pricing and bookkeeping fees, and fees paid to non-affiliated custodians) from the fund's all-inclusive fee. In this regard, the Board considered that net management fees can vary from year to year because of differences in non-management expenses.

Fidelity Pennsylvania Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015.

Fidelity Pennsylvania Municipal Money Market Fund

The Board noted that the fund's hypothetical net management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of Fidelity Pennsylvania Municipal Income Fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund.

In its review of Fidelity Pennsylvania Municipal Money Market Fund's total expense ratio, the Board considered the fund's hypothetical net management fee rate as well as the fund's all-inclusive fee rate. The Board also considered other expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees, paid by FMR under the all-inclusive arrangement. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund.

As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund's total expense ratio ranked below the competitive median for 2015. The Board considered that Fidelity has been voluntarily waiving part or all of the management fees to maintain a minimum yield for Fidelity Pennsylvania Municipal Money Market Fund.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that due to Fidelity Pennsylvania Municipal Money Market Fund's current contractual arrangements its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that Fidelity Pennsylvania Municipal Income Fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces; (x) the approach to considering "fall-out" benefits; and (xi) the impact of money market reform on Fidelity's money market funds, including with respect to costs and profitability. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Proxy Voting Results

A special meeting of Fidelity® Pennsylvania Municipal Money Market Fund's shareholders was held on February 12, 2016. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.
	# of Votes	% of Votes
Elizabeth S. Acton
Affirmative	990,112,248.51	94.973
Withheld	52,412,467.62	5.027
TOTAL	1,042,524,716.13	100.000
John Engler
Affirmative	979,840,026.26	93.988
Withheld	62,684,689.87	6.012
TOTAL	1,042,524,716.13	100.000
Albert R. Gamper, Jr.
Affirmative	988,200,285.84	94.790
Withheld	54,324,430.29	5.210
TOTAL	1,042,524,716.13	100.000
Robert F. Gartland
Affirmative	990,287,516.81	94.990
Withheld	52,237,199.32	5.010
TOTAL	1,042,524,716.13	100.000
Abigail P. Johnson
Affirmative	986,818,518.63	94.657
Withheld	55,706,197.50	5.343
TOTAL	1,042,524,716.13	100.000
Arthur E. Johnson
Affirmative	988,490,870.48	94.818
Withheld	54,033,845.65	5.182
TOTAL	1,042,524,716.13	100.000
Michael E. Kenneally
Affirmative	990,615,595.60	95.021
Withheld	51,909,120.53	4.979
TOTAL	1,042,524,716.13	100.000
James H. Keyes
Affirmative	989,121,754.10	94.878
Withheld	53,402,962.03	5.122
TOTAL	1,042,524,716.13	100.000
Marie L. Knowles
Affirmative	987,633,370.10	94.735
Withheld	54,891,346.03	5.265
TOTAL	1,042,524,716.13	100.000
Geoffrey A. von Kuhn
Affirmative	987,164,185.38	94.690
Withheld	55,360,530.75	5.310
TOTAL	1,042,524,716.13	100.000
Proposal 1 reflects trust wide proposal and voting results.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

PFR-ANN-0217
1.540037.119

Item 2.

Code of Ethics

As of the end of the period, December 31, 2016, Fidelity Municipal Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Conservative Income Municipal Bond Fund, Fidelity Limited Term Municipal Income Fund, Fidelity Michigan Municipal Income Fund, Fidelity Minnesota Municipal Income Fund, Fidelity Municipal Income Fund, Fidelity Ohio Municipal Income Fund and Fidelity Pennsylvania Municipal Income Fund (the “Funds”):

Services Billed by PwC

December 31, 2016 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Conservative Income Municipal Bond Fund	$44,000	$-	$2,400	$2,000
Fidelity Limited Term Municipal Income Fund	$51,000	$-	$2,400	$2,300
Fidelity Michigan Municipal Income Fund	$51,000	$-	$2,400	$2,300
Fidelity Minnesota Municipal Income Fund	$51,000	$-	$2,400	$2,300
Fidelity Municipal Income Fund	$68,000	$-	$2,400	$3,000
Fidelity Ohio Municipal Income Fund	$51,000	$-	$2,400	$2,300
Fidelity Pennsylvania Municipal Income Fund	$51,000	$-	$2,400	$2,300

December 31, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Conservative Income Municipal Bond Fund	$43,000	$-	$2,300	$1,600
Fidelity Limited Term Municipal Income Fund	$51,000	$-	$2,300	$2,900
Fidelity Michigan Municipal Income Fund	$49,000	$-	$2,300	$1,700
Fidelity Minnesota Municipal Income Fund	$49,000	$-	$2,300	$1,700
Fidelity Municipal Income Fund	$67,000	$-	$2,300	$3,500
Fidelity Ohio Municipal Income Fund	$49,000	$-	$2,300	$1,700
Fidelity Pennsylvania Municipal Income Fund	$49,000	$-	$2,300	$1,700

A Amounts may reflect rounding.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by PwC

	December 31, 2016A	December 31, 2015A
Audit-Related Fees	$6,240,000	$5,290,000
Tax Fees	$10,000	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	December 31, 2016 A	December 31, 2015 A
PwC	$8,250,000	$5,675,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Municipal Trust

By:	/s/Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	February 24, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	February 24, 2017

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	February 24, 2017